This Free Writing Prospectus supersedes the Free Writing Prospectus dated April 18, 2007 relating to the offered certificates.

Free Writing Prospectus
April 26, 2007

Citicorp Mortgage Securities Inc., the Depositor, has filed a registration statement (including a prospectus) with the sec for the offering to which this communication relates (file no 333-130333). Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the sec for more complete information about the Depositor and this offering. You may get these documents for free by visiting edgar on the sec Web site at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580.

Citicorp Mortgage Securities, Inc. (Depositor)	CitiMortgage, Inc. (Sponsor)

Citicorp Mortgage Securities Trust, Series 2007-3  (Issuing Entity)
$516,119,650 (approximate)
Senior and Subordinated
REMIC Pass-Through Certificates

The certificates are backed by pools of residential first-mortgage loans. The certificates represent obligations of the Issuing Entity only, and do not represent obligations of or interests in the Depositor, the Sponsor, or any of their affiliates. Principal and interest on the certificates will be distributed monthly, beginning May 25, 2007. Class IA-3 will benefit from a yield maintenance agreement with Credit Suisse International.

The Underwriters have committed to purchase all of the offered certificates (other than the ratio-stripped IO class certificates) from the Depositor. The purchase price for the certificates purchased by an Underwriter will be set by the Underwriter or negotiated by the purchaser and the Underwriter at the time of sale. Total proceeds to the Depositor for the certificates purchased by the Underwriters will be approximately $515,100,170, plus accrued interest from April 1, 2007 to the closing date. The remaining offered certificates will be transferred by the Depositor to the Sponsor as partial consideration for the purchase of the mortgage loans. The Sponsor does not intend to list any of the certificates on a national securities exchange or the Nasdaq Stock Market.

Credit Suisse
(Underwriters)

The certificates are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS SUPPLEMENT

Summary

Offered certificates

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Expected rating Fitch/Moody’s/S&P	Subordinated to
IA-1	$100,000,000	6%	Group I, PAC, super senior	AAA/Aaa/ -	N/A
IA-2	6,000,000	6%	Group I, PAC, super senior support	AAA/Aa1/ -	N/A
IA-3	69,421,000	(1)	Group I, LIBOR, yield protected, TAC, accrual directed, super senior	AAA/Aaa/AAA	N/A
IA-4	80,195,000	6%	Group I, NAS, super senior	AAA/Aaa/ -	N/A
IA-5	100,000,000	6%	Group I	AAA/Aaa/ -	N/A
IA-6	69,421,000 (notional)(2)	(1)	Group I, inverse LIBOR, IO	AAA/Aaa/ -	N/A
IA-7	51,500,000	6%	Group I, super senior	AAA/Aaa/ -	N/A
IA-8	7,297,000	6%	Group I, NAS, super senior support	AAA/Aa1/ -	N/A
IA-9	1,000	6%	Group I, accrual, accrual directed	AAA/Aaa/ -	N/A
IA-10	1,000	6%	Group I, accrual	AAA/Aaa/ -	N/A
IA-11	20,077,000	6%	Group I, super senior	AAA/Aaa/ -	N/A
IA-12	1,000,000	6%	Group I, super senior support	AAA/Aa1/ -	N/A
IA-IO	378,472,432 (notional)(3)	Variable (4)	Group I, ratio-stripped IO	AAA/Aaa/ -	N/A
IIA-1	40,333,000	5.5%	Group II	AAA/Aaa/ -	N/A
IIA-IO	38,863,804 (notional)(3)	Variable (4)	Group II, ratio-stripped IO	AAA/Aaa/ -	N/A
IIIA-1	25,166,000	5.5%	Group III	AAA/Aaa/ -	N/A
IIIA-IO	25,530,470 (notional)(3)	Variable (4)	Group III, ratio-stripped IO	AAA/Aaa/ -	N/A
A-PO	2,679,493	0%	Composite ratio-stripped PO (5)	AAA/Aaa/ -	N/A
B-1	8,299,438	Blended (6)	Composite (5)	AA/ - /—	A
B-2	2,593,575	Blended (6)	Composite (5)	A/ - /—	A, B-1
B-3	1,556,144	Blended (6)	Composite (5)	BBB/ - /—	A, B-1, B-2

Certificates not offered by this prospectus

Class	Principal balance at cut-off date, ± up to 5%	Annual Interest rate	Special features	Subordinated to
B-4	$1,037,430	Blended (6)	Composite (5)	A, B-1, B-2, B-3
B-5	778,073	Blended (6)	Composite (5)	A, B-1, B-2, B-3, B-4
B-6	779,789	Blended (6)	Composite (5)	A, B-1, B-2, B-3, B-4, B-5
Residuals	N/A	N/A	Residual	N/A

_________________

(1)
The annual interest rates for the first LIBOR accrual period of April 25, 2007 through May 24, 2007, the formulas for the annual interest rates for subsequent LIBOR accrual periods, and the maximum and minimum annual interest rates for each LIBOR and inverse LIBOR class are as follows:

		Annual interest rate
Class	LIBOR accrual period beginning date	For first accrual period	Formula for subsequent accrual periods	Maximum	Minimum
IA-3	25th day of month	5.92%	LIBOR + 0.6%*	6%*	0.6%
IA-6	25th day of month	0.08%	5.4% - LIBOR	5.4%	0%

*
Class IA-3 will benefit from a yield maintenance agreement with Credit Suisse International that may provide additional payments to those holders for distribution days for which LIBOR is greater than 5.4%. See “Allocations and distributions — Yield maintenance” below.

(2)	The notional balance of class IA-6 on any distribution day will equal the principal balance of class IA-3 on that distribution day.

(3)
After the first distribution day, each ratio-stripped IO class will have a notional balance on any distribution day equal to the aggregate scheduled principal balance of the premium loans of the related pool on the last day of the preceding month.

(4) Each ratio-stripped IO class will accrue interest on its notional balance at an annual rate equal to the weighted average net loan rate of the premium loans in its related pool minus the target rate for that pool. The initial annual interest rates for the ratio-stripped IO classes are expected to be approximately:

Class IA-IO	0.1319%
Class IIA-IO	0.2399%
Class IIIA-IO	0.2828%

(5) Each composite class A-PO and B-1 through B-6 has at all times a principal balance equal to the sum of the principal balances of its group I, group II and group III component classes. The approximate initial principal balances of the component classes are:

Composite class	Group I component class principal balance	Group II component class principal balance	Group III component class principal balance
A-PO	2,503,081	147,981	28,431
B-1	7,216,837	667,179	415,422
B-2	2,255,262	208,493	129,820
B-3	1,353,156	125,096	77,892
B-4	902,105	83,397	51,928
B-5	676,579	62,548	38,946
B-6	678,071	62,686	39,032

(6) The “blended” interest rate for each class B composite class is based on annual interest rates of 6% on the principal balance of its group I component class, and 5.5% on the principal balance of its group II and group III component classes. The initial annual blended rate is expected to be approximately 5.9348%.

Transaction participants
Sponsor and servicer	CitiMortgage, Inc., a New York corporation
Depositor	Citicorp Mortgage Securities, Inc., a Delaware corporation (CMSI)
CitiMortgage and CMSI are located at 1000 Technology Drive O’Fallon, Missouri 63368-2240 (636) 261-1313 www.citimortgagembs.com
Issuing entity	Citicorp Mortgage Securities Trust, Series 2007-3 (the Trust). The Trust’s CIK code for its SEC filings is 0001392061.
Underwriters
Credit Suisse Securities (USA) LLC (Credit Suisse Securities) for the offered senior certificates, other than the ratio-stripped PO and IO class certificates, and HSBC Securities (USA) Inc. (HSBC) for the ratio-stripped PO and the offered subordinated class certificates. The ratio-stripped IO class certificates will initially be transferred to the Sponsor as partial consideration for the purchase of the mortgage loans by CMSI, and may be sold by the Sponsor or held in its portfolio.

Trustee	U.S. Bank National Association Corporate Trust Services One Federal Street - 3rd floor Boston, Massachusetts 02110 Phone: (617) 603-6402 Fax: (617) 603-6637 Website: http://www.usbank.com/abs

The Trustee, a national banking association organized under the laws of the United States, is a wholly-owned subsidiary of U.S. Bancorp, the sixth largest bank holding company in the United States with total assets at December 31, 2006 exceeding $219 billion. The Trustee has acted as trustee of mortgage-backed securities since 1987. As of December 31, 2006, the Trustee (and its affiliate, U.S. Bank Trust National Association) was acting as trustee on approximately 1,048 issuances of prime residential mortgage-backed securities, with an outstanding aggregate principal balance of approximately $455,785,100,000.

Paying agent, transfer agent and certificate registrar	Citibank, N.A. Agency and Trust 388 Greenwich Street New York, New York 10013 Attn: Structured Finance Group Phone: (212) 816-5685 Fax: (212) 816-5527 Website: http://www.sf.citidirect.com
More on the certificates
Relative size of classes	Class	Approximate principal balance of class as percentage of principal balance of all classes at cut-off date (the class percentage)
	A B B-1 B-2 B-3	97.1% 2.9% 1.6% 0.5% 0.3%
Ratings
The rating agencies for the senior classes are Fitch and Moody’s, and for class IA-3 only, S&P; the rating agency for the offered subordinated classes is Fitch. The offered certificates will not be sold unless the rating agencies have rated the offered certificates as shown above. The ratings of class IA-3 do not address the likelihood that yield maintenance payments will be received.

You should evaluate these ratings independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities. A rating agency may revise or withdraw a rating at any time.

Denominations	$1,000 and any whole dollar amount above $1,000.
Distribution days	25th day (or, if that is not a business day, the next business day) of each month, beginning May 25, 2007.
Servicing fee	0.25% per annum on the scheduled principal balance of the mortgage loans, to be paid from collections of interest on the mortgage loans.
Distribution priorities
After payment of the servicing fee to the servicer, payments on the mortgage loans will be distributed as principal and interest on the certificates first to the class A certificates, in accordance with the allocation described in “Allocations” and “Distributions” in the core prospectus and “Allocations and distributions” in this prospectus supplement. Any remainder will be distributed to the class B certificates in order of seniority. See “Subordination” in the core prospectus.

Loss allocations
Losses on the mortgage loans will generally be allocated to the most subordinated classes, in order of subordination. Once the principal balances of the subordinated classes have been reduced to zero, losses will generally be allocated to the senior classes (with some adjustments for any accrual classes) in proportion to their principal balances. See “Adjustments to class balances” in the core prospectus.

Last distribution day	Group I certificates Group II certificates Group III certificates Class A-PO certificates Class B certificates	April 25, 2037 April 25, 2022 April 25, 2037 April 25, 2037 April 25, 2037
Optional redemption (clean-up call)
At any time that the principal balance of the mortgage loans is less than 10% of the scheduled principal balance of the mortgage loans as of the cut-off date, CMSI may repurchase all the mortgage loans for their unpaid principal balance plus accrued interest, and other property of the Trust for its appraised value after estimated liquidation expenses, less any unrecovered advances. Certificate holders would then receive a final distribution reducing the principal balance of their certificates to zero. Some certificates may receive less than their principal balance plus accrued interest if the appraised value of the other property, less estimated liquidation expenses, is less than the unpaid principal balance of the related mortgage loan.

Loss limits	There are no special hazard, fraud or bankruptcy loss limits.
Prepayment model and prepayment rates assumed in structuring series	350% of the PSA prepayment model for groups I and III, and 300% of the PSA prepayment model for group II.
“Mortgage related securities” under SMMEA	Classes A and B-1
Record date
For a distribution day, the close of business on
•  for LIBOR and inverse LIBOR classes, the day preceding that distribution day, and
•  for all other classes, the last business day of the calendar month preceding that distribution day.

Accrual periods for LIBOR classes
The LIBOR and inverse LIBOR classes accrue interest from the 25th day of each month preceding the related distribution day through the 24th day of the following month. For these classes, each accrual period will be considered to be 30 days, regardless of the actual number of days in the period.

Closing date	April 27, 2007
Conditions to closing
The certificates offered by this prospectus will not be sold unless the certificates in classes B-4, B-5 and B-6 (none of which are offered by this prospectus) are sold on the closing date. HSBC (the Purchaser) has agreed to purchase the class B-4, B-5 and B-6 certificates on the closing date, subject to the satisfaction of customary closing conditions. Also see “Ratings” above.

Federal taxes
The Trust is not expected to be subject to federal income tax. See “Taxation of the Trust” in the core prospectus.

Certificates will generally be taxed as if they were newly originated debt instruments. In particular, interest, original issue discount and market discount on a certificate will be ordinary income to the holder, and distributions of principal on a certificate will be a return of capital to the extent of the holder’s basis in the certificate. See “Taxation of certificate holders” in the core prospectus.

Certain classes of certificates are issued with original issue discount or premium. See “Federal income tax consequences” in this prospectus supplement.

Holders of class IA-3 certificates benefit from a yield maintenance agreement with Credit Suisse International. The yield maintenance agreement has special federal income tax aspects; see “Federal income tax consequences—Yield maintenance payments” in this prospectus supplement.

Series overview—the mortgage loans at April 1, 2007 (the cut-off date)

The mortgage loans have been divided into three pools of mortgage loans. The mortgage loans in pool I are all mortgage loans that have original maturities of at least 20 but not more than 30 years and that are not relocation loans. The mortgage loans in pool II are all mortgage loans that have original maturities of at least 10 but not more than 15 years. The mortgage loans in pool III are all mortgage loans that have original maturities of 30 years and that are relocation loans.
CMSI has made representations and warranties to the Trustee as to the description, condition, title, lien priority, payment status, legality and other matters regarding the mortgage loans. If there is a breach of a representation or warranty for a mortgage loan that materially and adversely affects the certificate holders, CMSI must cure the breach, repurchase the loan or substitute eligible mortgage loans. See “The mortgage loans—Representations by CMSI” and “—Repurchase or substitution of mortgage loans” in the core prospectus.

	Pool I	Pool II	Pool III	Combined
Number	764	75	44	883
Scheduled principal balance (± up to 5%)	$451,077,091	$41,690,381	$25,947,470	$518,714,942
less than $300,000	2.25%	2.99%	None	2.20%
less than $500,000	24.27%	19.49%	19.74%	23.66%
greater than $1 million	6.14%	2.92%	None	5.57%
One- to four-family residential, of which
single-family detached dwellings	79.54%	83.48%	89.49%	80.35%
condominiums, townhouses, rowhouses or cooperative apartments	19.81%	15.06%	10.51%	18.96%
investment properties	0.07%	0.46%	None	0.10%
determined by CMSI to be primary residence of homeowner	92.80%	84.43%	100%	92.49%
Geographic concentration
Arizona	2.69%	2.87%	7.09%	2.92%
California	30.29%	37.44%	24.04%	30.55%
Colorado	2.09%	1.29%	5.28%	2.18%
Connecticut	3.43%	5.71%	4.43%	3.66%
Massachusetts	5.05%	1.58%	2.00%	4.61%
New Jersey	3.77%	1.40%	14.23%	4.11%
New York	21.34%	24.15%	9.72%	20.99%
Pennsylvania	0.63%	1.86%	8.05%	1.10%
Texas	0.89%	7.38%	2.15%	1.47%
any other state	No more than 5%	No more than 5%	No more than 5%	No more than 5%
any one ZIP code	1.41%	3.58%	3.47%	1.25%
Loan-to-value ratios at origination (taking into account the loanable value of additional collateral)
greater than 80%	0.65%	None	None	0.56%
greater than 90%	0.19%	None	None	0.16%
greater than 95%	None	None	None	None
weighted average	68.62%	55.68%	73.71%	67.84%
Mortgage loans for which additional collateral (i.e., collateral other than the mortgaged property) was considered in calculating loan-to-value ratios	0.83%	0.25%	None	0.74%
approximate weighted average loan-to-value ratio of such loans if additional collateral is not taken into account	91.53%	100%	N/A	91.76%
Range of interest rates on mortgage loans (before deduction of servicing fee)	5.375% to 7.75%	5.25% to 6.5%	5.375% to 6.625%	5.25% to 7.75%
Weighted average mortgage interest rate (before deduction of servicing fee)	6.327%	5.954%	6.022%	6.282%
Servicing fee	0.25%	0.25%	0.25%	0.25%
Range of original maturities	20 to 30 years	10 to 15 years	30 years	10 to 30 years
Latest scheduled maturity	April, 1 2037	April, 1 2022	April, 1 2037	April, 1 2037
Weighted average remaining term to stated maturity	357 months	174 months	358 months	343 months
Weighted average original term to maturity	358 months	176 months	360 months	344 months
Target rate	6.0%	5.5%	5.5%	N/A
Discount mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) less than the target rate
number	129	5	1	N/A
scheduled principal balance	$72,604,660	$2,826,577	$417,000	N/A
weighted average interest rate	6.043%	5.462%	5.375%	N/A
weighted average remaining term to stated maturity	358 months	177 months	360 months	N/A
weighted average original term to maturity	359 months	180 months	360 months	N/A
Premium mortgage loans—i.e., loans with net loan rates (interest rate less servicing fee) greater than or equal to the target rate
number	635	70	43	N/A
scheduled principal balance	$378,472,432	$38,863,804	$25,530,470	N/A
weighted average interest rate	6.382%	5.990%	6.033%	N/A
weighted average remaining term to stated maturity	357 months	174 months	358 months	N/A
weighted average original term to maturity	358 months	175 months	360 months	N/A
Originated from	October 1, 2005 through April 1, 2007	June 1, 2005 through April 1, 2007	June 1, 2006 through April 1, 2007	June 1, 2005 through April 1, 2007
Mortgage loans originated using underwriting policies that require proof of income and liquid assets and telephone verification of employment	19.82%	13.06%	37.15%	20.14%
Refinanced mortgage loans originated using underwriting policies that require proof of income and telephone verification of employment, but do not require proof of assets	21.32%	28.87%	None	20.86%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application but do require telephone verification of employment and proof of liquid assets	3.69%	2.67%	None	3.42%
Mortgage loans originated using stated income loan underwriting policies that do not require proof of income as stated on the loan application or proof of assets, but do require telephone verification of employment	53.41%	51.02%	62.85%	53.69%
Refinanced mortgage loans originated using streamlined underwriting policies	1.77%	4.38%	None	1.89%
“Home loans” subject to the Georgia Fair Lending Act and originated on or before the Act’s amendment, effective March 7, 2003.	None	None	None	None

In the preceding tables:
•	All mortgage loans were originated or acquired by CitiMortgage.
•  Percentages of mortgage loans shown above are percentages of scheduled principal balance. Interest rates and servicing fee shown above are per annum. Amounts and percentages relating to premium and discount loans are approximate.

Series risk factors
You should consider the following risk factors for this series, as well as the general risk factors for the certificates discussed in the core prospectus, before you purchase any certificates.

Interest-only mortgage loans
Approximately $132.1 million (principal amount) of the mortgage loans are interest-only mortgage loans, distributed among the pools as follows:

Pool I	Pool II	Pool III	Combined
29.28%	0%	0%	25.46%

The interest-only mortgage loans require homeowners to pay interest but not principal for the first 10 years of these loans; after 10 years, homeowners must make level payments of principal and interest for the next 20 years so as to fully amortize their loan. Risks attendant to interest-only mortgage loans are described in the core prospectus under “General risk factors — Interest-only mortgage loans.”

Yield maintenance payments: counterparty risk
Under certain circumstances, the paying agent may receive yield maintenance payments from Credit Suisse International to be distributed to the holders of the class IA-3 certificates. See “Allocations and distributions—Yield maintenance” below. The paying agent’s ability to make these distributions will be subject to the credit risk of Credit Suisse International.

Limited senior status for ratio-stripped IO classes
A ratio-stripped IO class is not entitled to all the benefits of subordination afforded to the other senior classes, nor is a ratio-stripped IO class entitled to reimbursement of the type afforded a ratio-stripped PO class. In particular, a principal loss on a premium mortgage loan in a pool will reduce interest allocations to the related ratio-stripped IO class. See “Subordination—Limited senior status for ratio-stripped IO classes” in the core prospectus.

Housing price cycle
There is growing evidence that home prices in many areas of the United States have declined from a recent cyclical high, with some commentators suggesting that home prices could fall substantially in the near future. Meanwhile, defaults on residential mortgage loans have been increasing. A substantial fall in housing prices could increase defaults on the mortgage loans, and would reduce the amount that could be realized on foreclosure.

The mortgage loans
Detailed information
The detailed description of the mortgage loans at the end of this supplement contains additional information on the mortgage loans expected to be included in the Trust on the closing date. The mortgage loans actually included in the Trust may differ from the description in this supplement, but the differences will not be material.

Selection
Currently, CitiMortgage originates most fixed-rate non-conforming mortgage loans for sale rather than to be held in portfolio. CitiMortgage may sell such loans in bulk or securitize them, depending on market conditions. Mortgage loans included in this series represent all fixed-rate non-conforming prime loans recently originated by CitiMortgage or purchased from its affiliates, except that
•  loans with FICO scores below 620, or with original principal balances greater than $2.5 million, are generally not included in the pool,
•  a few recently originated loans are not included because of irregularities or data inconsistencies,
•  a few loans originated earlier are included because their irregularities or data inconsistencies have recently been resolved, and
•  some loans may be held in portfolio because of special circumstances or market conditions.

Allocations and distributions
Senior target-rate class allocations
On each distribution day before the subordination depletion date, the aggregate scheduled and unscheduled principal allocated to the senior target-rate classes of a group will be allocated to the individual senior target-rate classes of that group as follows:
Group I: Principal allocated to the group I senior target-rate classes from the pool I target-rate strip will be allocated sequentially as follows:
First, to classes IA-4 and IA-8, the amounts determined under ‘‘NAS classes’’ below.
Second, concurrently as follows
51.0710255747% sequentially in the following order:
i.
concurrently to classes IA-1 and IA-2, in proportion to their principal balances, until their aggregate principal balance is reduced to their aggregate planned balance for that distribution day as shown in “-PAC classes” below;

ii.	to class IA-3 until its principal balance is reduced to its targeted balance for that distribution day as shown in “-TAC classes” below;
iii.	to class IA-9 until its principal balance is reduced to zero;
iv.	to class IA-3, without regard to its targeted balance, until its principal balance is reduced to zero;
v.	to class IA-10 until its principal balance is reduced to zero;
vi.	concurrently to classes IA-1 and IA-2, in proportion to their principal balances, without regard to their aggregate planned balance, until their principal balances are reduced to zero; and
vii.
concurrently to classes IA-11 and IA-12, in proportion to their principal balances, until an aggregate of $2,304,169 is distributed to classes IA-11 and IA-12 under this clause (vii) or their principal balances are reduced to zero.

31.4583333333% sequentially in the following order:
i. to class IA-5 until its principal balance is reduced to zero; and
ii. concurrently to classes IA-11 and IA-12, in proportion to their principal balances, until an aggregate of $9,475,000 is distributed to classes IA-11 and IA-12 under this clause (ii) or their principal balances are reduced to zero; and
17.4706410920% sequentially in the following order:
i. to class IA-7 until its principal balance is reduced to zero; and
ii. concurrently to classes IA-11 and IA-12, in proportion to their principal balances, until an aggregate of $9,297,831 is distributed to classes IA-11 and IA-12 under this clause (ii) or their principal balances are reduced to zero.
Third, concurrently to classes IA-4 and IA-8, in proportion to their principal balances, until their principal balances are reduced to zero.
Group II: Principal allocated to the group II senior target-rate classes from the pool II target-rate strip will be allocated to class IIA-1 until its principal balance is reduced to zero.
Group III: Principal allocated to the group III senior target-rate classes from the pool III target-rate strip will be allocated to class IIIA-1 until its principal balance is reduced to zero.
Beginning on the subordination depletion date, the priorities stated above will cease to be in effect and, except as may otherwise be provided in “Super senior and super senior support classes” below, the principal allocation for the senior target-rate classes of each group will be allocated to the senior target-rate classes of the group in proportion to their principal balances on the preceding day.
On the first distribution day, the senior target-rate classes are expected to be allocated between 96.58% and 97.58% of scheduled principal payments on the target-rate strips.

Accrual and accrual directed classes
While an accrual class may receive principal distributions prior to the subordination depletion date, an accrual class will not receive current interest distributions prior to the earlier of its accrual termination day or the subordination depletion date.
On each such prior distribution day,
•  before interest is distributed to the accrual class IA-9, interest that is accrued on the principal balance of that class will be redirected to make principal distributions to its accrual directed class IA-3 until the principal balance of class IA-3 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, and then to class IA-9 itself,
•  before interest is distributed to the accrual class IA-10, interest that is accrued on the principal balance of that class will be redirected to make principal distributions to its accrual directed classes IA-3 and IA-9, as follows:
first, to class IA-3 until the principal balance of class IA-3 is reduced to its targeted balance for that distribution day as shown in “TAC classes” below, and second, to class IA-9 until its principal balance is reduced to zero, and third, to class IA-3, without regard to its targeted balance, until its targeted balance is reduced to zero.
The accrual termination day for an accrual class will be the first distribution day after the principal balance of each of its accrual directed classes is reduced to zero.
An accrual class’s principal balance will be increased by the amount of any interest distribution that is redirected to other classes as principal.
Distributions to accrual classes are described in greater detail in “Distributions—Accrual and accrual directed classes” in the core prospectus.

Prepayments and other unscheduled principal
For the first nine years—that is, for distribution days 1 through 108—and, under the circumstances described below, for later distribution days, the senior target-rate classes of each group will receive disproportionately large allocations of unscheduled principal payments received during the preceding month on the target-rate strip of the related pool, as follows:
•  Subject to the following provisos, on each distribution day the senior target-rate classes of a group will be allocated, in the aggregate, their proportionate share (based on principal balances of the group’s senior target-rate classes and the group’s subordinated target-rate component classes), plus the following percentage of the group’s subordinated target-rate component classes’ proportionate share, of unscheduled principal payments:

distribution day	percentage
1 - 60	100%
61 - 72	70%
73 - 84	60%
85 - 96	40%
97 - 108	20%
109 and after	0%

provided, that for any distribution day,
•  if the ratio of the aggregate principal balance of the senior target-rate classes of all groups to the aggregate principal balance of all the target-rate classes exceeds that ratio on the cut-off date, the senior target-rate classes of each group will be allocated 100% of unscheduled principal payments on the related pool’s target-rate strip;
•  if the distribution day is one on which the percentage shown in the preceding table is to be reduced—that is, the 61st, 73rd, 85th, 97th or 109th distribution day—and either the cumulative loss test or the delinquency test described below are not satisfied, then the percentage will not be reduced on that distribution day or on any subsequent distribution day until both the cumulative loss and delinquency tests are passed; and
•  if the cumulative loss test is not satisfied for a distribution day, the percentage of unscheduled principal payments allocated to the senior target-rate classes of a group will be the greater of (a) the percentage for that distribution day calculated in accordance with the rules stated above, or (b) the percentage on the preceding distribution day.
Example: Suppose that on the 73rd distribution day, the aggregate principal balance of the senior target-rate classes of group I is $94 million, the aggregate principal balance of the subordinated group I target-rate component classes is $6 million, and the Trust received $2 million of unscheduled principal payments on the pool I target-rate strip during the preceding month. Then the senior target-rate classes of group I will be allocated their 94% proportionate share of the $2 million (that is, $1,880,000) plus, per the table, 60% of the remaining $120,000, or $72,000, for a total of $1,952,000.
If, however, the ratio of the principal balance of the senior target-rate classes of all groups to the principal balance of all the target-rate classes is greater than that ratio on the cut-off date, then the senior target-rate classes of group I will receive the entire $2 million of unscheduled principal.
The cumulative loss test is satisfied for a distribution day if cumulative realized losses (for all pools) through that distribution day do not exceed the following percentages of the initial principal balance of the subordinated (composite) classes:

distribution day	percentage of initial principal balance of subordinated (composite) classes
61 - 72	30%
73 - 84	35%
85 - 96	40%
97 - 108	45%
109 and after	50%

The delinquency test is satisfied for a distribution day if the average of the aggregate scheduled principal balance of mortgage loans delinquent 60 days or more (including mortgage loans in foreclosure and real estate owned by the Trust as a result of homeowner default) for that distribution day and the preceding five distribution days is either (1) less than 50% of the average of the principal balance of the subordinated classes for those distribution days, or (2) less than 2% of the average scheduled principal balance of all of the mortgage loans for those distribution days.

NAS classes
Classes IA-4 and IA-8 are non-accelerated senior, or NAS classes.
For the first 60 distribution days, the principal allocation for a NAS class will be zero.
For distribution day 61 and after, the principal allocation for each NAS class will equal the percentage shown below of its proportionate share, based on the principal balances of its group’s target-rate classes, of scheduled and unscheduled principal payments on the related pool’s target-rate strip allocated to the group’s target-rate classes for that distribution day.

distribution day	percentage
0 - 60	0%
61 - 72	30%
73 - 84	40%
85 - 96	60%
97 - 108	80%
109 and after	100%

A NAS class’s weighted average life will be longer, and could be significantly longer, than if it always received its proportionate share of principal distributions.

Yield maintenance
Class IA-3 is a class of yield protected certificates.
Credit Suisse International (CSi or the yield maintenance provider) has entered into one or more agreements (together, the yield maintenance agreement) with CMSI and the Trustee. Under the yield maintenance agreement, the yield maintenance provider will make yield maintenance payments for the benefit of the holders of the yield protected certificates.
Each yield maintenance payment for a class of yield protected certificates will be a per annum percentage (the yield maintenance percentage) of an assumed principal balance for the class for the relevant distribution day. The yield maintenance percentage will equal the excess of LIBOR for that distribution day over the maximum LIBOR shown below for the class, up to the maximum protection percentage shown for that class.

Class	Maximum LIBOR	Maximum protection percentage
IA-3	5.4%	93.6%

Where the annual rate for a class of certificates is specified as LIBOR plus a percentage margin, subject to a maximum rate, the maximum LIBOR will be the excess of the maximum rate over the margin.
Example: Suppose the annual interest rate formula for a class of yield protected certificates is LIBOR + 0.5%, subject to a maximum rate of 6%. Then 0.5% is the margin, and the maximum LIBOR is 5.5% (the 6% maximum rate minus the 0.5% margin). In the absence of a yield maintenance agreement, even if LIBOR is over 5.5% for a distribution day, certificate holders can not receive interest at an annual rate of more than 6%.
Now suppose that for a distribution day, LIBOR is 6.3% and the actual principal balance of the class is $2 million, and that under a yield maintenance agreement for the class, the maximum protection percentage is 3% and the assumed principal balance for the distribution day is $1.6 million. Accordingly, the class will receive a yield maintenance payment equal to one-twelfth of 0.8% (the excess of 6.3% over the maximum LIBOR of 5.5%) of $1.6 million (the assumed principal balance), or approximately $1,067.
What if LIBOR had been 9% rather than 6.3%? The excess of 9% over 5.5% is 3.5%, which is greater than the maximum protection percentage of 3%. Therefore, the class will receive an additional payment of only one-twelfth of 3% of $1.6 million, or $4,000.
The yield maintenance payments for each class of yield protected certificates will be made to the paying agent, who will pass them through to the holders of the class of certificates in proportion to the principal balances of their certificates, but not more than will be required to pay the certificates an amount (the yield maintenance amount) for that distribution day equal to the yield maintenance percentage of the actual principal balance for the class for that distribution day.
Example: Same as previously, with LIBOR 6.3%, but an assumed principal balance of $3 million, which exceeds the actual principal balance of $2 million. The yield maintenance provider will make a yield maintenance payment to the paying agent of one-twelfth of 0.8% of $3 million (the assumed principal balance), or approximately $2,000, but the class will receive only the yield maintenance amount of one-twelfth of 0.8% of $2 million (the actual principal balance), or approximately $1,333.
If for any distribution day, the yield maintenance payment by the yield maintenance provider to the paying agent for a class of certificates exceeds the yield maintenance amount required to be paid to the holders of that class, the excess will be deposited in a yield maintenance reserve fund for that class maintained in an account at the paying agent.
If for any distribution day, the assumed principal balance is less than the aggregate outstanding principal balance of a class of yield protected certificates, the yield maintenance payment will be less than the yield maintenance amount for the distribution day, and a shortfall will result. Amounts in the yield maintenance reserve fund for the class will be used to cover the shortfall.
Once the principal balance of a class of yield protected certificates has been reduced to zero, or the Trust or the related yield maintenance agreement has been terminated, any funds remaining in the yield maintenance reserve fund will be paid to Credit Suisse Securities.
The assumed principal balances for each class of yield protected certificates are:

Distribution	Assumed principal balance
day in	Class IA-3
May 2007	69,421,000.00
June 2007	69,002,749.63
July 2007	68,447,916.71
August 2007	67,757,525.84
September 2007	66,931,840.06
October 2007	65,971,362.87
November 2007	64,876,839.60
December 2007	63,649,258.09
January 2008	62,289,848.66
February 2008	60,800,083.38
March 2008	59,181,674.61
April 2008	57,436,572.81
May 2008	56,338,253.08
June 2008	55,163,974.09
July 2008	53,915,979.06
August 2008	52,596,703.86
September 2008	51,208,771.51
October 2008	49,754,986.03
November 2008	48,238,325.71
December 2008	46,661,935.56
January 2009	45,029,119.44
February 2009	43,343,331.26
March 2009	41,608,165.89
April 2009	39,827,349.39
May 2009	38,004,728.78
June 2009	36,144,261.34
July 2009	34,250,003.46
August 2009	32,326,099.16
September 2009	30,376,768.20
October 2009	28,406,293.86
November 2009	26,495,156.78
December 2009	24,642,047.99
January 2010	22,845,685.19
February 2010	21,104,812.24
March 2010	19,418,198.62
April 2010	17,784,638.95
May 2010	16,202,952.48
June 2010	14,671,982.58
July 2010	13,190,596.28
August 2010	11,757,683.79
September 2010	10,372,158.07
October 2010	9,032,954.32
November 2010	7,739,029.58
December 2010	6,489,362.29
January 2011	5,282,951.86
February 2011	4,118,818.24
March 2011	2,996,001.52
April 2011	1,913,561.54
May 2011	870,577.50

The yield maintenance provider will not make yield maintenance payments for the class of yield protected certificates for any distribution day after May 2011.
You should note that the yield maintenance provider will determine LIBOR under the yield maintenance agreement, and may use different procedures than under the provisions for interest payments on the certificates. Accordingly, yield maintenance payments could be higher or lower than if LIBOR was determined under the procedures used for determining interest due on the certificates.
The “significance percentage” for the yield maintenance agreement, as calculated in accordance with Item 1115 of Regulation AB under the Securities Act of 1933 is less than 10%.
Credit Suisse Securities will pay the yield maintenance provider for the yield maintenance agreement, and there will be no charge to the Trust.
If the ratings of the yield maintenance provider’s debt obligations fall below levels set in the yield maintenance agreement, the yield maintenance provider must either
•  post collateral,
•  take other action to restore the required ratings, or
•  assign the yield maintenance agreement to, or have the yield maintenance provider’s obligations under the agreement guaranteed by, a third party with the required ratings.
The yield maintenance provider may also have to assign the yield maintenance agreement or obtain a guaranty if the yield maintenance provider can not provide the Depositor with certain information required to enable the Depositor to fulfill its disclosure obligations under the federal securities laws.

Credit Suisse International
CSi was incorporated in England and Wales under the Companies Act 1985 on May 9, 1990 with registered no. 2500199 and was re-registered as unlimited under the name “Credit Suisse Financial Products” on July 6, 1990. Its registered office and principal place of business is at One Cabot Square, London E14 4QJ. CSi is an English bank and is regulated as a European Union credit institution by The Financial Services Authority (“FSA”) under the Financial Services and Markets Act 2000. The FSA has issued a scope of permission notice authorizing CSi to carry out specified regulated investment activities. Effective as of March 27, 2000, Credit Suisse Financial Products was renamed “Credit Suisse First Boston International” and, effective as of January 16, 2006, was renamed “Credit Suisse International”. These changes were renamings only.
CSi is an unlimited liability company and, as such, its shareholders have a joint, several and unlimited obligation to meet any insufficiency in the assets of CSi in the event of its liquidation. CSi's ordinary voting shares are owned, as to 56%, by Credit Suisse, as to 24%, by Credit Suisse (International) Holding AG and, as to 20%, by Credit Suisse Group. CSi commenced business on July 16, 1990. Its principal business is banking, including the trading of derivative products linked to interest rates, equities, foreign exchange, commodities and credit. CSi is an affiliate of Credit Suisse Securities.
At the date of this prospectus, CSi has been assigned a senior unsecured debt rating of “AA- (stable outlook)” by S&P, a senior debt rating of “Aa3 (stable outlook)” by Moody's and a long-term rating of “AA- (stable outlook)” by Fitch. These ratings are based on information obtained by the applicable rating agency from CSi and other sources, and may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, by the rating agency issuing the rating. No assurance is given that any of the ratings described above will remain in effect for any given period or that the ratings will not be lowered or withdrawn.

PAC classes
Classes IA-1 and IA-2 are PAC classes. Classes IA-3, IA-9 and IA-10 are the support classes for the PAC classes.
The aggregate planned balance for the PAC classes on each distribution day is shown in the following table. The aggregate planned balances for the PAC classes were calculated assuming that
•  the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and
•  the mortgage loans are prepaid at any constant rate within the range 125% to 300% of the PSA prepayment model.

Distribution day in	Classes IA-1 and IA-2 aggregate planned balance
Initial	$106,000,000.00
May 2007	106,000,000.00
June 2007	106,000,000.00
July 2007	106,000,000.00
August 2007	106,000,000.00
September 2007	106,000,000.00
October 2007	106,000,000.00
November 2007	106,000,000.00
December 2007	106,000,000.00
January 2008	106,000,000.00
February 2008	106,000,000.00
March 2008	106,000,000.00
April 2008	105,228,710.59
May 2008	104,411,290.34
June 2008	103,548,140.44
July 2008	102,639,691.58
August 2008	101,686,403.59
September 2008	100,688,765.11
October 2008	99,647,293.15
November 2008	98,562,532.74
December 2008	97,435,056.39
January 2009	96,265,463.69
February 2009	95,054,380.74
March 2009	93,802,459.61
April 2009	92,510,377.80
May 2009	91,178,837.61
June 2009	89,808,565.54
July 2009	88,400,311.62
August 2009	86,954,848.70
September 2009	85,472,971.83
October 2009	84,000,957.13
November 2009	82,538,740.80
December 2009	81,086,259.45
January 2010	79,643,450.11
February 2010	78,210,250.22
March 2010	76,786,597.61
April 2010	75,372,430.54
May 2010	73,967,687.65
June 2010	72,572,308.00
July 2010	71,186,231.03
August 2010	69,809,396.57
September 2010	68,441,744.87
October 2010	67,083,216.54
November 2010	65,733,752.58
December 2010	64,393,294.40
January 2011	63,061,783.75
February 2011	61,739,162.81
March 2011	60,425,374.09
April 2011	59,120,360.49
May 2011	57,824,065.30
June 2011	56,536,432.15
July 2011	55,257,405.07
August 2011	53,986,928.42
September 2011	52,724,946.95
October 2011	51,471,405.75
November 2011	50,226,250.29
December 2011	48,989,426.37
January 2012	47,760,880.16
February 2012	46,540,558.17
March 2012	45,328,407.28
April 2012	44,124,374.69
May 2012	43,040,513.57
June 2012	41,964,475.85
July 2012	40,896,210.23
August 2012	39,835,665.75
September 2012	38,782,791.77
October 2012	37,737,538.02
November 2012	36,699,854.52
December 2012	35,669,691.64
January 2013	34,647,000.09
February 2013	33,631,730.87
March 2013	32,623,835.33
April 2013	31,623,265.13
May 2013	30,666,640.23
June 2013	29,717,074.94
July 2013	28,774,522.38
August 2013	27,838,935.96
September 2013	26,910,269.41
October 2013	25,988,476.77
November 2013	25,073,512.37
December 2013	24,165,330.85
January 2014	23,263,887.14
February 2014	22,369,136.50
March 2014	21,481,034.45
April 2014	20,602,983.77
May 2014	19,896,084.78
June 2014	19,204,528.20
July 2014	18,528,022.78
August 2014	17,866,282.43
September 2014	17,219,026.18
October 2014	16,585,978.06
November 2014	15,966,867.03
December 2014	15,361,426.89
January 2015	14,769,396.19
February 2015	14,190,518.17
March 2015	13,624,540.64
April 2015	13,071,215.95
May 2015	12,665,415.26
June 2015	12,268,495.61
July 2015	11,880,280.98
August 2015	11,500,598.66
September 2015	11,129,279.17
October 2015	10,766,156.20
November 2015	10,411,066.54
December 2015	10,063,850.06
January 2016	9,724,349.62
February 2016	9,392,411.04
March 2016	9,067,883.02
April 2016	8,750,617.12
May 2016	8,554,906.12
June 2016	8,362,566.41
July 2016	8,173,540.86
August 2016	7,987,773.34
September 2016	7,805,208.63
October 2016	7,625,792.45
November 2016	7,449,471.43
December 2016	7,276,193.08
January 2017	7,105,905.82
February 2017	6,938,558.90
March 2017	6,774,102.45
April 2017	6,606,397.68
May 2017	6,441,653.98
June 2017	6,279,820.41
July 2017	6,120,846.92
August 2017	5,964,684.29
September 2017	5,811,284.14
October 2017	5,660,598.89
November 2017	5,512,581.79
December 2017	5,367,186.88
January 2018	5,224,368.96
February 2018	5,084,083.61
March 2018	4,946,287.16
April 2018	4,810,936.68
May 2018	4,677,989.97
June 2018	4,547,405.55
July 2018	4,419,142.62
August 2018	4,293,161.10
September 2018	4,169,421.57
October 2018	4,047,885.30
November 2018	3,928,514.19
December 2018	3,811,270.81
January 2019	3,696,118.36
February 2019	3,583,020.66
March 2019	3,471,942.15
April 2019	3,362,847.86
May 2019	3,255,703.43
June 2019	3,150,475.09
July 2019	3,047,129.61
August 2019	2,945,634.37
September 2019	2,845,957.27
October 2019	2,748,066.78
November 2019	2,651,931.88
December 2019	2,557,522.10
January 2020	2,464,807.49
February 2020	2,373,758.59
March 2020	2,284,346.46
April 2020	2,196,542.64
May 2020	2,110,319.17
June 2020	2,025,648.54
July 2020	1,942,503.75
August 2020	1,860,858.22
September 2020	1,780,685.85
October 2020	1,701,960.96
November 2020	1,624,658.34
December 2020	1,548,753.18
January 2021	1,474,221.11
February 2021	1,401,038.18
March 2021	1,329,180.83
April 2021	1,258,625.92
May 2021	1,189,350.70
June 2021	1,121,332.80
July 2021	1,054,550.25
August 2021	988,981.44
September 2021	924,605.13
October 2021	861,400.46
November 2021	799,346.91
December 2021	738,424.32
January 2022	678,612.86
February 2022	619,893.06
March 2022	562,245.78
April 2022	505,652.19
May 2022	450,093.79
June 2022	395,552.42
July 2022	342,010.20
August 2022	289,449.58
September 2022	237,853.29
October 2022	187,204.37
November 2022	137,486.15
December 2022	88,682.24
January 2023	40,776.54
February 2023	0.00

TAC classes
Class IA-3 is a TAC class. Class IA-9 is the support class for the TAC class.
The targeted balances for the TAC class on each distribution day are shown in the following table. The targeted balances were calculated assuming that the mortgage loans and the certificates conform to the structuring assumptions described in “Weighted average lives and yields to maturity” below, and the mortgage loans are prepaid at a constant rate of 0% of the PSA prepayment model.

Distribution day in	Class IA-3 targeted balance
Initial	69,421,000.00
May 2007	69,270,566.44
June 2007	69,119,343.06
July 2007	68,967,325.72
August 2007	68,814,510.26
September 2007	68,660,892.46
October 2007	68,506,468.13
November 2007	68,351,233.03
December 2007	68,195,182.90
January 2008	68,038,313.45
February 2008	67,880,620.39
March 2008	67,722,099.38
April 2008	67,722,088.82
May 2008	67,722,078.20
June 2008	67,722,067.53
July 2008	67,722,056.81
August 2008	67,722,046.03
September 2008	67,722,035.20
October 2008	67,722,024.32
November 2008	67,722,013.38
December 2008	67,722,002.38
January 2009	67,721,991.34
February 2009	67,721,980.23
March 2009	67,721,969.07
April 2009	67,721,957.86
May 2009	67,721,946.58
June 2009	67,721,935.26
July 2009	67,721,923.87
August 2009	67,721,912.43
September 2009	67,721,900.93
October 2009	67,721,889.38
November 2009	67,721,877.76
December 2009	67,721,866.09
January 2010	67,721,854.36
February 2010	67,721,842.57
March 2010	67,721,830.72
April 2010	67,721,818.81
May 2010	67,721,806.85
June 2010	67,721,794.82
July 2010	67,721,782.73
August 2010	67,721,770.59
September 2010	67,721,758.38
October 2010	67,721,746.11
November 2010	67,721,733.78
December 2010	67,721,721.39
January 2011	67,721,708.93
February 2011	67,721,696.42
March 2011	67,721,683.84
April 2011	67,721,671.20
May 2011	67,721,658.49
June 2011	67,721,645.72
July 2011	67,721,632.89
August 2011	67,721,619.99
September 2011	67,721,607.03
October 2011	67,721,594.01
November 2011	67,721,580.92
December 2011	67,721,567.76
January 2012	67,721,554.54
February 2012	67,721,541.25
March 2012	67,721,527.90
April 2012	67,721,514.47
May 2012	67,721,500.99
June 2012	67,721,487.43
July 2012	67,721,473.81
August 2012	67,721,460.11
September 2012	67,721,446.35
October 2012	67,721,432.53
November 2012	67,721,418.63
December 2012	67,721,404.66
January 2013	67,721,390.62
February 2013	67,721,376.51
March 2013	67,721,362.34
April 2013	67,721,348.09
May 2013	67,721,333.77
June 2013	67,721,319.37
July 2013	67,721,304.91
August 2013	67,721,290.37
September 2013	67,721,275.76
October 2013	67,721,261.08
November 2013	67,721,246.33
December 2013	67,721,231.50
January 2014	67,721,216.59
February 2014	67,721,201.62
March 2014	67,721,186.56
April 2014	67,721,171.44
May 2014	67,721,156.23
June 2014	67,721,140.95
July 2014	67,721,125.60
August 2014	67,721,110.16
September 2014	67,721,094.65
October 2014	67,721,079.07
November 2014	67,721,063.40
December 2014	67,721,047.66
January 2015	67,721,031.83
February 2015	67,721,015.93
March 2015	67,720,999.95
April 2015	67,720,983.89
May 2015	67,720,967.75
June 2015	67,720,951.53
July 2015	67,720,935.22
August 2015	67,720,918.84
September 2015	67,720,902.37
October 2015	67,720,885.82
November 2015	67,720,869.19
December 2015	67,720,852.48
January 2016	67,720,835.68
February 2016	67,720,818.79
March 2016	67,720,801.83
April 2016	67,720,784.78
May 2016	67,720,767.64
June 2016	67,720,750.42
July 2016	67,720,733.11
August 2016	67,720,715.71
September 2016	67,720,698.23
October 2016	67,720,680.66
November 2016	67,720,663.00
December 2016	67,720,645.26
January 2017	67,720,627.42
February 2017	67,720,609.50
March 2017	67,720,591.49
April 2017	67,720,573.38
May 2017	67,720,555.19
June 2017	67,720,536.90
July 2017	67,720,518.53
August 2017	67,720,500.06
September 2017	67,720,481.50
October 2017	67,720,462.84
November 2017	67,720,444.10
December 2017	67,720,425.26
January 2018	67,720,406.32
February 2018	67,720,387.29
March 2018	67,720,368.17
April 2018	67,720,348.95
May 2018	67,720,329.63
June 2018	67,720,310.22
July 2018	67,720,290.71
August 2018	67,720,271.10
September 2018	67,720,251.40
October 2018	67,720,231.59
November 2018	67,720,211.69
December 2018	67,720,191.69
January 2019	67,720,171.59
February 2019	67,720,151.38
March 2019	67,720,131.08
April 2019	67,720,110.67
May 2019	67,720,090.17
June 2019	67,720,069.56
July 2019	67,720,048.84
August 2019	67,720,028.03
September 2019	67,720,007.11
October 2019	67,719,986.08
November 2019	67,719,964.95
December 2019	67,719,943.71
January 2020	67,719,922.37
February 2020	67,719,900.92
March 2020	67,719,879.37
April 2020	67,719,857.70
May 2020	67,719,835.93
June 2020	67,719,814.05
July 2020	67,719,792.06
August 2020	67,719,769.96
September 2020	67,719,747.75
October 2020	67,719,725.42
November 2020	67,719,702.99
December 2020	67,719,680.44
January 2021	67,719,657.79
February 2021	67,719,635.01
March 2021	67,719,612.13
April 2021	67,719,589.13
May 2021	67,719,566.01
June 2021	67,719,542.78
July 2021	67,719,519.43
August 2021	67,719,495.97
September 2021	67,719,472.39
October 2021	67,719,448.69
November 2021	67,719,424.87
December 2021	67,719,400.94
January 2022	67,719,376.88
February 2022	67,719,352.70
March 2022	67,719,328.41
April 2022	67,719,303.99
May 2022	67,719,279.45
June 2022	67,719,254.78
July 2022	67,719,230.00
August 2022	67,719,205.09
September 2022	67,719,180.05
October 2022	67,719,154.89
November 2022	67,719,129.60
December 2022	67,719,104.19
January 2023	67,719,078.65
February 2023	67,719,052.98
March 2023	67,719,027.19
April 2023	67,719,001.26
May 2023	67,718,975.21
June 2023	67,718,949.02
July 2023	67,718,922.71
August 2023	67,718,896.26
September 2023	67,718,869.68
October 2023	67,718,842.97
November 2023	67,718,816.12
December 2023	67,718,789.14
January 2024	67,718,762.03
February 2024	67,718,734.78
March 2024	67,718,707.39
April 2024	67,718,679.86
May 2024	67,718,652.20
June 2024	67,718,624.40
July 2024	67,718,596.46
August 2024	67,718,568.39
September 2024	67,718,540.17
October 2024	67,718,511.81
November 2024	67,718,483.30
December 2024	67,718,454.66
January 2025	67,718,425.87
February 2025	67,718,396.94
March 2025	67,718,367.86
April 2025	67,718,338.64
May 2025	67,718,309.28
June 2025	67,718,279.76
July 2025	67,718,250.10
August 2025	67,718,220.29
September 2025	67,718,190.33
October 2025	67,718,160.22
November 2025	67,718,129.96
December 2025	67,718,099.55
January 2026	67,718,068.99
February 2026	67,718,038.27
March 2026	67,718,007.40
April 2026	67,717,976.38
May 2026	67,717,945.20
June 2026	67,717,913.86
July 2026	67,717,882.37
August 2026	67,717,850.72
September 2026	67,717,818.91
October 2026	67,717,786.95
November 2026	67,717,754.82
December 2026	67,717,722.54
January 2027	67,717,690.09
February 2027	67,717,657.48
March 2027	67,717,624.70
April 2027	67,717,591.77
May 2027	67,717,558.66
June 2027	67,717,525.40
July 2027	67,717,491.96
August 2027	67,717,458.36
September 2027	67,717,424.59
October 2027	67,717,390.65
November 2027	67,717,356.55
December 2027	67,717,322.27
January 2028	67,717,287.82
February 2028	67,717,253.20
March 2028	67,717,218.40
April 2028	67,717,183.43
May 2028	67,717,148.29
June 2028	67,717,112.97
July 2028	67,717,077.47
August 2028	67,717,041.80
September 2028	67,717,005.95
October 2028	67,716,969.92
November 2028	67,716,933.71
December 2028	67,716,897.31
January 2029	67,716,860.74
February 2029	67,716,823.98
March 2029	67,716,787.04
April 2029	67,716,749.92
May 2029	67,716,712.61
June 2029	67,716,675.11
July 2029	67,716,637.42
August 2029	67,716,599.55
September 2029	67,716,561.49
October 2029	67,716,523.23
November 2029	67,716,484.79
December 2029	67,716,446.15
January 2030	67,716,407.32
February 2030	67,716,368.30
March 2030	67,716,329.08
April 2030	67,716,289.66
May 2030	67,716,250.05
June 2030	67,716,210.24
July 2030	67,716,170.23
August 2030	67,716,130.02
September 2030	67,716,089.61
October 2030	67,716,048.99
November 2030	67,716,008.18
December 2030	67,282,385.24
January 2031	66,506,828.40
February 2031	65,727,178.92
March 2031	64,943,415.21
April 2031	64,155,515.55
May 2031	63,363,458.09
June 2031	62,567,220.89
July 2031	61,766,781.89
August 2031	60,962,118.90
September 2031	60,153,209.63
October 2031	59,340,031.65
November 2031	58,522,562.43
December 2031	57,700,779.31
January 2032	56,874,659.53
February 2032	56,044,180.18
March 2032	55,209,318.26
April 2032	54,370,050.62
May 2032	53,526,354.01
June 2032	52,678,205.04
July 2032	51,825,580.20
August 2032	50,968,455.88
September 2032	50,106,808.31
October 2032	49,240,613.61
November 2032	48,369,847.78
December 2032	47,494,486.69
January 2033	46,614,506.07
February 2033	45,729,881.54
March 2033	44,840,588.58
April 2033	43,946,602.54
May 2033	43,047,898.64
June 2033	42,144,451.99
July 2033	41,236,237.53
August 2033	40,323,230.10
September 2033	39,405,404.40
October 2033	38,482,734.98
November 2033	37,555,196.27
December 2033	36,622,762.57
January 2034	35,685,408.03
February 2034	34,743,106.67
March 2034	33,795,832.37
April 2034	32,843,558.89
May 2034	31,886,259.82
June 2034	30,923,908.64
July 2034	29,956,478.67
August 2034	28,983,943.09
September 2034	28,006,274.96
October 2034	27,023,447.16
November 2034	26,035,432.47
December 2034	25,042,203.50
January 2035	24,043,732.71
February 2035	23,039,992.44
March 2035	22,030,954.85
April 2035	21,016,591.99
May 2035	19,996,875.74
June 2035	18,971,777.82
July 2035	17,941,269.84
August 2035	16,905,323.22
September 2035	15,863,909.26
October 2035	14,816,999.07
November 2035	13,764,563.65
December 2035	12,706,573.83
January 2036	11,643,000.27
February 2036	10,573,813.50
March 2036	9,498,983.88
April 2036	8,418,481.61
May 2036	7,332,276.75
June 2036	6,240,339.19
July 2036	5,142,638.65
August 2036	4,039,144.72
September 2036	2,929,826.80
October 2036	1,814,654.15
November 2036	693,595.84
December 2036	0.00

Cross-collateralization
This is a cross-collateralized multiple-pool series, as described in “Multiple pool series” and “Cross-collateralization” in the core prospectus. In certain circumstances, losses on mortgage loans in one pool may be absorbed by, and some payments received on mortgage loans in one pool may be distributed to, classes in unrelated groups, as described in the core prospectus.
Because the pool II and pool III target-rate strips have a lower interest rate than the pool I target-rate strip, if group I is undercollateralized after the subordination depletion date, interest payments from the pool II and pool III target-rate strips that remain after interest distributions to the group II and group III target-rate classes will not be sufficient to fully cover interest shortfalls on the group I target-rate classes.

Super senior and super senior support classes
The following table lists the super senior classes, their respective super senior support classes, and the super senior support percentage and support amount for each super senior class:

Super senior
class	support class	support percentage	support amount
IA-1	IA-2	100%	$6,000,000
IA-11	IA-12	100	1,000,000
IA-3	IA-8	53.31	3,890,000
IA-4	IA-8	31.87	2,325,500
IA-7	IA-8	14.82	1,081,500

After the subordination depletion date,
•  losses (other than non-subordinated losses) on a target-rate strip that would otherwise reduce the principal balance of the super senior classes will instead reduce the principal balance of the super senior support class up to an amount for each super senior class on each distribution day equal to the related support percentage of the balance of the support class and up to an aggregate amount for each super senior class equal to the related support amount.
•  a principal distribution that would otherwise be made to the super senior support class IA-8 will instead be made to the related super senior classes, in proportion to their principal balances, until the principal balance of each super senior class is reduced to zero.

Maintenance of subordination
The degree of credit enhancement enjoyed by a class due to subordination may be measured by that class’s subordination level, which is the sum of the class percentages of all classes that are subordinated to that class. On the closing date, the following classes will have the following approximate initial subordination levels:

Class	%	$
Class A:	2.9%	$15,044,449
Class B-1:	1.3	6,745,011
Class B-2:	0.8	4,151,436
Class B-3:	0.5	2,595,292

Thus, the subordinated classes will have an aggregate principal balance on the closing date that is approximately 2.9% of the aggregate principal balance of all the classes.
The subordinated classes are also entitled to maintain a degree of credit enhancement by subordination throughout the life of the transaction. If on a distribution day, a subordinated class has an impaired subordination level—that is, its subordination level on that day is less than its initial subordination level—then all principal originally allocated to the subordinated classes will be allocated to the most senior of the subordinated classes with an impaired subordination level and to those subordinated classes that are senior to the impaired class, in proportion to their principal balances, up to those classes’ principal balances, and any remainder will be allocated to the remaining subordinated classes, in order of seniority, up to those classes’ principal balances.
Example: Suppose that on a distribution day, (a) each of classes B-1 through B-6 has a principal balance of $1,000, (b) the aggregate principal allocation to the subordinated classes is $3,120, and (c) class B-2 has an impaired subordination level. Then on that distribution day
(1) the entire amount allocated to the subordinated classes will be allocated to classes B-1 and B-2, in proportion to their principal balances, up to their principal balances, and
(2) the remaining $1,120 will be allocated to class B-3 until its principal balance is reduced to zero, and
(3) the remaining $120 will be allocated to class B-4.
Because this is a cross-collateralized multiple-pool series, impairment of subordination for subordinated classes will be determined based on composite class principal balances, not component class principal balances. In determining whether a composite class has an impaired subordination level, the principal balance of the composite class will equal the sum of the principal balances of its component classes. If a subordinated composite class has an impaired subordination level, then principal will be allocated among the subordinated composite classes as described above. The principal balance of each component class will then be adjusted so that the principal balance of the component class from each group will be in the same proportion for each subordinated composite class.

Special hazard, bankruptcy and fraud loss limits
There are no special hazard, bankruptcy or fraud loss limits.

Weighted average lives and yields to maturity
The following tables of weighted average lives and yields to maturity have been prepared using the following structuring assumptions:
•  The mortgage loans and the classes have the characteristics set forth in “Summary—Series overview” above, without regard to any variation or approximation provided for in that section.
•  The mortgage loans in the pools prepay at the indicated rate or rates.
•  Scheduled payments of principal and interest on the mortgage loans are received in a timely manner.
•  CMSI does not make a clean-up call.
•  You purchase the certificates on the closing date.
•  Each discount loan (other than an IO loan) in pool I, each discount IO loan in pool I, each discount loan in pool II, and each discount loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the discount loans in the related pool or sub-pool, as shown in the table below.
•  Each premium loan (other than an IO loan) in pool I, each premium IO loan in pool I, each premium loan in pool II, and each premium loan in pool III has an original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period (if applicable) equal to the weighted average of the original term to maturity, remaining term to stated maturity, gross interest rate, and remaining IO period for all the premium loans in the related pool or sub-pool, as shown in the table below.

Discount loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	358 months	360 months	180 months	360 months
Weighted average remaining term to stated maturity	357 months	359 months	177 months	360 months
Gross weighted average interest rate	6.0460264628%	6.0320597897%	5.4620558268%	5.3750000000%
Aggregate scheduled principal balance	$57,636,030.87	$14,968,628.71	$2,826,577.14	$417,000.00
Weighted average remaining IO period	N/A	119 months	N/A	N/A

Premium loans	Pool I (other than IO)	Pool I (IO only)	Pool II	Pool III
Weighted average original term to maturity	358 months	360 months	176 months	360 months
Weighted average remaining term to stated maturity	357 months	359 months	174 months	358 months
Gross weighted average interest rate	6.3578027167%	6.4355866011%	5.9899294400%	6.0328167990%
Aggregate scheduled principal balance	$261,351,222.02	$117,121,209.63	$38,863,803.66	$25,530,469.98
Weighted average remaining IO period	N/A	119 months	N/A	N/A

In the following tables,
•  for any IO classes, the percentages shown are notional balances as a percent of initial notional balances,
•  ‘*’ indicates that between zero and 0.5% of initial principal or notional balance is outstanding; and
•  for the composite classes A-PO and B-1 through B-3, a percentage of the prepayment model of x/y% means a percentage of x% of the PSA prepayment model for mortgage loans in pools I and III, and y% of the PSA prepayment model for mortgage loans in pool II.
The prepayment models, the structuring assumptions and the other assumptions described below are made for illustrative purposes only. It is highly unlikely that the mortgage loans will prepay at a constant rate until maturity or that the mortgage loans in each pool will prepay at the same rate. The characteristics of the actual mortgage loans are also likely to differ from the structuring and other assumptions. As a result, the actual principal or notional balances, weighted average lives and pre-tax yields of the certificates are likely to differ from those shown in the tables in this “Weighted average lives and yields to maturity” section, even if all of the mortgage loans prepay at the indicated percentages of the prepayment model. We urge you to consult your investment advisor and to make your investment decision based on your own determination as to anticipated rates of prepayment under a variety of scenarios and the suitability of a class of certificates to your investment objectives.

Principal balance as percent of initial principal balance

	Classes IA-1 and IA-2							Classes IA-3 and IA-6					Classes IA-4 and IA-8
	Percentage of prepayment model							Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	100%	125%	300%	350%	400%	500%	0%	100%	350%	400%	500%	0%	100%	350%	400%	500%
Initial	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
April 25, 2008	100	99	99	99	99	99	99	98	93	81	79	74	100	100	100	100	100
April 25, 2009	98	89	87	87	87	87	87	98	93	55	47	31	100	100	100	100	100
April 25, 2010	96	76	71	71	71	71	60	98	93	23	10	0	100	100	100	100	100
April 25, 2011	94	63	56	56	56	46	26	98	93	1	0	0	100	100	100	100	100
April 25, 2012	92	51	42	42	33	22	3	98	93	0	0	0	100	100	100	100	100
April 25, 2013	89	40	30	30	18	8	0	98	93	0	0	0	100	98	93	92	74
April 25, 2014	87	31	19	19	8	0	0	98	93	0	0	0	99	95	84	82	49
April 25, 2015	85	23	12	12	3	0	0	98	93	0	0	0	98	91	72	63	33
April 25, 2016	82	16	8	8	*	0	0	98	93	0	0	0	97	85	59	47	22
April 25, 2017	80	10	6	6	0	0	0	98	93	0	0	0	95	79	46	35	15
April 25, 2018	76	5	5	5	0	0	0	98	92	0	0	0	93	72	35	26	10
April 25, 2019	72	3	3	3	0	0	0	98	85	0	0	0	90	66	27	19	7
April 25, 2020	68	2	2	2	0	0	0	98	78	0	0	0	87	60	21	14	5
April 25, 2021	63	1	1	1	0	0	0	98	72	0	0	0	84	54	16	10	3
April 25, 2022	58	*	*	*	0	0	0	98	66	0	0	0	81	49	12	8	2
April 25, 2023	53	0	0	0	0	0	0	98	59	0	0	0	78	44	9	5	1
April 25, 2024	47	0	0	0	0	0	0	98	53	0	0	0	74	40	7	4	1
April 25, 2025	41	0	0	0	0	0	0	98	47	0	0	0	70	35	5	3	1
April 25, 2026	35	0	0	0	0	0	0	98	41	0	0	0	66	31	4	2	*
April 25, 2027	28	0	0	0	0	0	0	98	35	0	0	0	62	27	3	1	*
April 25, 2028	21	0	0	0	0	0	0	98	30	0	0	0	57	24	2	1	*
April 25, 2029	13	0	0	0	0	0	0	98	26	0	0	0	52	20	1	1	*
April 25, 2030	5	0	0	0	0	0	0	98	21	0	0	0	47	17	1	*	*
April 25, 2031	0	0	0	0	0	0	0	92	17	0	0	0	41	14	1	*	*
April 25, 2032	0	0	0	0	0	0	0	78	13	0	0	0	35	11	*	*	*
April 25, 2033	0	0	0	0	0	0	0	63	9	0	0	0	29	9	*	*	*
April 25, 2034	0	0	0	0	0	0	0	47	6	0	0	0	22	6	*	*	*
April 25, 2035	0	0	0	0	0	0	0	30	2	0	0	0	14	4	*	*	*
April 25, 2036	0	0	0	0	0	0	0	12	0	0	0	0	7	2	*	*	*
April 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	15.36	5.62	4.96	4.96	4.30	3.87	3.31	26.21	17.38	2.15	1.88	1.56	21.33	15.88	10.52	9.66	7.80

Principal balance as percent of initial principal balance

	Class IA-5				Class IA-7						Class IA-9
	Percentage of prepayment model					Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	100%	350%	400%	500%	0%	100%	350%	400%	500%	0%	100%	350%	400%	500%
Initial	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
April 25, 2008	99	97	91	90	88	99	96	91	90	87	106	0	0	0	0
April 25, 2009	98	90	72	69	62	97	89	70	66	59	113	0	0	0	0
April 25, 2010	96	81	48	42	31	96	80	44	38	26	120	0	0	0	0
April 25, 2011	95	73	29	22	9	95	71	23	16	2	127	0	0	0	0
April 25, 2012	93	65	14	6	0	93	62	7	0	0	135	0	0	0	0
April 25, 2013	92	58	4	0	0	91	55	0	0	0	143	0	0	0	0
April 25, 2014	90	52	0	0	0	90	48	0	0	0	152	0	0	0	0
April 25, 2015	89	47	0	0	0	88	42	0	0	0	161	0	0	0	0
April 25, 2016	87	42	0	0	0	86	38	0	0	0	171	0	0	0	0
April 25, 2017	86	38	0	0	0	85	33	0	0	0	182	0	0	0	0
April 25, 2018	83	34	0	0	0	82	29	0	0	0	193	0	0	0	0
April 25, 2019	81	30	0	0	0	79	25	0	0	0	205	0	0	0	0
April 25, 2020	78	27	0	0	0	76	21	0	0	0	218	0	0	0	0
April 25, 2021	75	23	0	0	0	73	17	0	0	0	231	0	0	0	0
April 25, 2022	72	20	0	0	0	69	14	0	0	0	245	0	0	0	0
April 25, 2023	68	17	0	0	0	66	11	0	0	0	261	0	0	0	0
April 25, 2024	65	15	0	0	0	62	8	0	0	0	277	0	0	0	0
April 25, 2025	61	12	0	0	0	58	5	0	0	0	294	0	0	0	0
April 25, 2026	57	9	0	0	0	53	2	0	0	0	312	0	0	0	0
April 25, 2027	52	7	0	0	0	48	0	0	0	0	331	0	0	0	0
April 25, 2028	47	5	0	0	0	43	0	0	0	0	351	0	0	0	0
April 25, 2029	42	3	0	0	0	38	0	0	0	0	373	0	0	0	0
April 25, 2030	37	1	0	0	0	32	0	0	0	0	396	0	0	0	0
April 25, 2031	31	0	0	0	0	26	0	0	0	0	421	0	0	0	0
April 25, 2032	25	0	0	0	0	20	0	0	0	0	446	0	0	0	0
April 25, 2033	19	0	0	0	0	13	0	0	0	0	474	0	0	0	0
April 25, 2034	12	0	0	0	0	5	0	0	0	0	503	0	0	0	0
April 25, 2035	5	0	0	0	0	0	0	0	0	0	534	0	0	0	0
April 25, 2036	0	0	0	0	0	0	0	0	0	0	567	0	0	0	0
April 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	18.89	9.01	3.12	2.83	2.43	18.16	8.01	2.89	2.64	2.28	29.66	.08	.08	.08	.08

Principal balance as percent of initial principal balance

	Class IA-10				Classes IA-11 and IA-12						Class IA-IO
	Percentage of prepayment model					Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	100%	350%	400%	500%	0%	100%	350%	400%	500%	0%	100%	350%	400%	500%
Initial	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
April 25, 2008	106	106	106	106	106	100	100	100	100	100	99	98	94	93	92
April 25, 2009	113	113	113	113	113	100	100	100	100	100	98	93	80	78	73
April 25, 2010	120	120	120	120	0	100	100	100	100	100	97	87	63	59	51
April 25, 2011	127	127	127	0	0	100	100	100	100	100	96	81	50	45	36
April 25, 2012	135	135	0	0	0	100	100	100	97	35	95	75	39	33	25
April 25, 2013	143	143	0	0	0	100	100	91	59	0	94	70	30	25	17
April 25, 2014	152	152	0	0	0	100	100	61	13	0	93	65	24	19	12
April 25, 2015	161	161	0	0	0	100	100	34	0	0	92	60	18	14	8
April 25, 2016	171	171	0	0	0	100	100	22	0	0	91	56	14	11	6
April 25, 2017	182	182	0	0	0	100	100	18	0	0	89	51	11	8	4
April 25, 2018	193	193	0	0	0	100	100	14	0	0	87	47	9	6	3
April 25, 2019	205	205	0	0	0	100	100	11	0	0	84	43	7	4	2
April 25, 2020	218	218	0	0	0	100	100	8	0	0	82	39	5	3	1
April 25, 2021	231	231	0	0	0	100	100	6	0	0	79	36	4	2	1
April 25, 2022	245	245	0	0	0	100	100	5	0	0	76	32	3	2	1
April 25, 2023	261	261	0	0	0	100	100	4	0	0	73	29	2	1	*
April 25, 2024	277	277	0	0	0	100	100	3	0	0	69	26	2	1	*
April 25, 2025	294	294	0	0	0	100	100	2	0	0	66	23	1	1	*
April 25, 2026	312	312	0	0	0	100	100	1	0	0	62	20	1	*	*
April 25, 2027	331	331	0	0	0	100	100	1	0	0	58	18	1	*	*
April 25, 2028	351	351	0	0	0	100	94	1	0	0	53	16	*	*	*
April 25, 2029	373	373	0	0	0	100	88	1	0	0	49	13	*	*	*
April 25, 2030	396	396	0	0	0	100	83	*	0	0	44	11	*	*	*
April 25, 2031	421	421	0	0	0	100	74	*	0	0	38	9	*	*	*
April 25, 2032	446	446	0	0	0	100	62	*	0	0	33	7	*	*	*
April 25, 2033	474	474	0	0	0	100	50	*	0	0	27	6	*	*	*
April 25, 2034	503	503	0	0	0	100	39	*	0	0	20	4	*	*	*
April 25, 2035	534	534	0	0	0	94	28	*	0	0	14	3	*	*	*
April 25, 2036	567	0	0	0	0	60	15	*	0	0	6	1	*	*	*
April 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	29.66	28.74	4.08	3.33	2.66	29.12	25.88	8.42	6.24	4.87	20.17	11.73	5.12	4.60	3.84

Principal balance as percent of initial principal balance

	Class IIA-1				Class IIA-IO						IIIA-1
	Percentage of prepayment model					Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	100%	300%	400%	500%	0%	100%	300%	400%	500%	0%	100%	350%	400%	500%
Initial	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
April 25, 2008	96	94	90	89	87	96	94	91	89	87	99	97	93	92	90
April 25, 2009	91	85	75	70	65	91	86	76	71	66	97	92	78	75	70
April 25, 2010	86	76	58	50	43	86	76	59	51	44	96	85	60	56	48
April 25, 2011	80	67	44	35	27	80	67	45	36	29	95	78	46	41	32
April 25, 2012	75	58	33	24	17	75	59	34	26	19	93	72	35	30	21
April 25, 2013	69	50	25	17	11	69	51	26	18	12	91	67	27	22	14
April 25, 2014	62	43	18	11	6	62	43	19	12	8	90	61	21	16	9
April 25, 2015	56	36	13	7	4	56	36	14	8	5	88	56	16	12	6
April 25, 2016	48	29	9	5	2	48	30	10	6	3	86	52	12	9	4
April 25, 2017	41	23	6	3	1	41	23	7	4	2	84	47	9	6	3
April 25, 2018	33	17	4	2	1	33	18	5	2	1	81	43	7	5	2
April 25, 2019	24	12	3	1	*	24	12	3	1	*	79	40	6	4	1
April 25, 2020	15	7	1	1	*	15	7	1	1	*	76	36	4	3	1
April 25, 2021	5	2	*	*	*	5	2	*	*	*	74	33	3	2	1
April 25, 2022	0	0	0	0	0	0	0	0	0	0	71	29	2	1	*
April 25, 2023	0	0	0	0	0	0	0	0	0	0	68	27	2	1	*
April 25, 2024	0	0	0	0	0	0	0	0	0	0	64	24	1	1	*
April 25, 2025	0	0	0	0	0	0	0	0	0	0	61	21	1	1	*
April 25, 2026	0	0	0	0	0	0	0	0	0	0	57	19	1	*	*
April 25, 2027	0	0	0	0	0	0	0	0	0	0	54	16	1	*	*
April 25, 2028	0	0	0	0	0	0	0	0	0	0	49	14	*	*	*
April 25, 2029	0	0	0	0	0	0	0	0	0	0	45	12	*	*	*
April 25, 2030	0	0	0	0	0	0	0	0	0	0	40	10	*	*	*
April 25, 2031	0	0	0	0	0	0	0	0	0	0	35	8	*	*	*
April 25, 2032	0	0	0	0	0	0	0	0	0	0	30	7	*	*	*
April 25, 2033	0	0	0	0	0	0	0	0	0	0	25	5	*	*	*
April 25, 2034	0	0	0	0	0	0	0	0	0	0	19	4	*	*	*
April 25, 2035	0	0	0	0	0	0	0	0	0	0	13	2	*	*	*
April 25, 2036	0	0	0	0	0	0	0	0	0	0	6	1	*	*	*
April 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	8.32	6.52	4.34	3.68	3.18	8.32	6.56	4.43	3.78	3.29	19.19	11.13	4.81	4.30	3.57

Principal balance as percent of initial principal balance

	Class IIIA-IO				Class A-PO						Classes B-1, B-2 and B-3
	Percentage of prepayment model					Percentage of prepayment model					Percentage of prepayment model
Distribution day	0%	100%	350%	400%	500%	0%	100%	350/ 300%	400%	500%	0%	100%	350/ 300%	400%	500%
Initial	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
April 25, 2008	99	97	93	92	90	99	97	94	93	91	99	99	99	99	99
April 25, 2009	97	92	78	76	71	98	92	80	77	72	98	98	98	98	98
April 25, 2010	96	85	61	57	49	96	86	63	58	51	96	96	96	96	96
April 25, 2011	95	79	48	43	34	95	79	49	44	35	95	95	95	95	95
April 25, 2012	93	73	37	32	23	93	74	38	33	24	93	93	93	93	93
April 25, 2013	91	67	29	24	16	92	68	30	24	17	92	90	86	85	83
April 25, 2014	90	62	22	18	11	90	63	23	18	11	90	86	77	75	70
April 25, 2015	88	57	17	13	8	88	58	18	14	8	88	82	65	62	56
April 25, 2016	86	52	13	10	5	86	53	14	10	5	87	76	53	49	41
April 25, 2017	84	48	10	7	4	84	49	11	8	4	85	70	41	36	28
April 25, 2018	81	44	8	5	2	82	44	8	6	2	82	63	31	27	19
April 25, 2019	79	40	6	4	2	79	40	6	4	2	79	57	24	19	13
April 25, 2020	76	36	5	3	1	76	36	5	3	1	76	52	18	14	9
April 25, 2021	74	33	4	2	1	73	33	4	2	1	72	47	14	10	6
April 25, 2022	71	30	3	2	1	70	30	3	2	1	69	42	10	8	4
April 25, 2023	68	27	2	1	*	67	27	2	1	*	66	38	8	5	3
April 25, 2024	65	24	2	1	*	63	24	2	1	*	63	34	6	4	2
April 25, 2025	61	21	1	1	*	60	21	1	1	*	60	30	4	3	1
April 25, 2026	57	19	1	*	*	56	19	1	*	*	56	27	3	2	1
April 25, 2027	54	17	1	*	*	53	16	1	*	*	53	23	2	1	*
April 25, 2028	49	14	*	*	*	49	14	*	*	*	49	20	2	1	*
April 25, 2029	45	12	*	*	*	44	12	*	*	*	44	17	1	1	*
April 25, 2030	40	10	*	*	*	40	10	*	*	*	40	15	1	*	*
April 25, 2031	35	9	*	*	*	35	8	*	*	*	35	12	1	*	*
April 25, 2032	30	7	*	*	*	30	7	*	*	*	30	10	*	*	*
April 25, 2033	25	5	*	*	*	24	5	*	*	*	24	7	*	*	*
April 25, 2034	19	4	*	*	*	18	4	*	*	*	18	5	*	*	*
April 25, 2035	13	2	*	*	*	12	2	*	*	*	12	3	*	*	*
April 25, 2036	6	1	*	*	*	6	1	*	*	*	6	1	*	*	*
April 25, 2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted average life (years)	19.19	11.23	4.95	4.45	3.71	19.10	11.26	5.04	4.52	3.79	19.10	14.43	9.82	9.36	8.69

Yields on certain classes
The following tables indicate sensitivity to various rates of prepayment on the mortgage loans of the pre-tax yields to maturity on a corporate bond equivalent basis of the classes shown below. In addition to the structuring assumptions described in “Weighted average lives and yields to maturity” above, we have assumed that the classes have the following purchase prices :

Class	Purchase price (as % of initial principal or notional balance)*
IA-6	0.5%
IA-IO	0.447752
IIA-IO	0.7896
IIIA-IO	1.14615
A-PO	66.5
B-2	95.1875
B-3	90.3125
* Plus accrued interest from April 25, 2007 for class IA-6, and from April 1, 2007 for the ratio-stripped IO classes and classes B-2 and B-3.
You should note that the only prepayments that affect
•  the class IA-6 certificates are prepayments on the hypothetical loans in its related target-rate strip,
•  ratio-stripped PO class certificates are prepayments on the hypothetical loans in their related PO strips,
•  ratio-stripped IO class certificates are prepayments on the hypothetical loans in their related IO strips, and
•  the class B-2 and B-3 certificates are prepayments on the hypothetical loans in the target-rate strips.
The pre-tax yields set forth in the following tables were calculated by
•  determining the monthly discount rates that, when applied to the streams of cash flows assumed to be paid on the certificates, would make the discounted present value of the assumed stream of cash flows equal to the assumed purchase price on the closing date for each class, and
•  converting the monthly rates to corporate bond equivalent rates.
The calculation does not take into account the interest rates at which you might reinvest distributions received by you on the certificates.
In the following tables, “**” indicates a pre-tax yield less than or equal to (100)%.

Pre-tax yield to maturity of class IA-6

Level of LIBOR	Percentage of prepayment model
	0%	100%	350%	400%	500%
4.75%	151.920%	147.620%	114.177%	106.158%	90.953%
5.00	87.860	84.980	45.482	36.079	19.485
5.25	30.852	29.27	(27.736)	(39.748)	(58.371)
5.40	**	**	**	**	**

Pre-tax yields to maturity

Class	Percentage of prepayment model
	0%	100%	350/300%	400%	500%
A-PO	2.230%	4.057%	9.338%	10.394%	12.342%
IA-IO	29.611	24.625	11.8	9.174	3.859
IIA-IO	23.857	19.109	9.328	4.286	(0.859)
IIIA-IO	23.601	18.414	4.991	2.225	(3.389)

In the following yield tables for classes B-2 and B-3, we assumed that
•  scheduled interest and principal payments on the mortgage loans are received timely, except for mortgage loans on which defaults occur in accordance with the indicated percentages of SDA,
•  defaults on the mortgage loans in each pool will at all times occur at the same rate,
•  all defaulted loans are liquidated after exactly 12 months,
•  there are realized losses of a percentage (referred to in the tables as the “loss severity” percentage) of the principal balance at liquidation of the defaulted mortgage loans,
•  all realized losses are covered by subordination,
•  the class A prepayment percentages are reduced only when permitted as described under “Allocations and distributions—Prepayments and other unscheduled principal” above, and
•  there are no reductions to interest allocations due to prepayment interest shortfalls.

Pre-tax yield to maturity of class B-2

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	100%	350/300%	400%	100%	350/300%	400%
50%	6.552%	6.672%	6.692%	6.562%	6.674%	6.694%
100%	6.516	6.675	6.693	5.074	6.675	6.694
150%	5.164	6.676	6.695	(18.743)	5.362	6.677
200%	(1.069)	6.684	6.701	(30.308)	(2.280)	0.230

Pre-tax yield to maturity of class B-3

	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	100%	350/300%	400%	100%	350/300%	400%
50%	7.181%	7.446%	7.489%	6.991%	7.451%	7.494%
100%	4.595	7.453	7.492	(21.301)	4.625	6.431
150%	(21.086)	4.758	6.531	(36.134)	(25.270)	(19.986)
200%	(31.763)	(6.257)	(1.838)	(46.326)	(39.100)	(36.919)

The following table shows aggregate realized losses on the certificates under each of the scenarios in the preceding tables, expressed as a percentage of the initial principal balance:

Aggregate realized losses
	Percentage of prepayment model
SDA percentage	20% loss severity			30% loss severity
	100%	350/300%	400%	100%	350/300%	400%
50%	0.306%	0.190%	0.174%	0.459%	0.286%	0.260%
100%	0.608	0.378	0.345	0.911	0.568	0.518
150%	0.904	0.564	0.515	1.356	0.847	0.773
200%	1.196	0.748	0.683	1.794	1.122	1.025

Investors should note that
•  the loss severity percentage does not purport to be a historical description of loss severity experience or a prediction of the anticipated loss severity of any pool of mortgage loans, and
•  even if subsequently cured, delinquencies may affect the timing of distributions on the offered subordinated classes, because the entire amount of the delinquencies would be borne by the subordinated classes in reverse order of seniority before they would affect the senior classes.

Static pool information
Information regarding delinquencies, cumulative losses, prepayments and other features of pools of prime residential mortgage loans previously securitized by CitiMortgage (so-called static pool information) may be obtained, free of charge and without registration, by going to CitiMortgage’s website, www.citimortgage-mbs.com, clicking on “Reg AB,” selecting “CMSI” under “Shelf,” and clicking the “Go” button and then the Microsoft Excel™ spreadsheet icon under “2Q07.” (Ignore the request to supply a user name and password.) The second tab of the spreadsheet contains definitions of terms used in the spreadsheet column headings.
If you do not have the Excel program, you can read or print this information with Excel Viewer, a free program that you can download from Microsoft’s website at www.micro-soft.-com.
Static pool information on the website as of the close of each calendar quarter is posted on the website about the middle of the following month, that is, about the 15th of January, April, July and October. Investors are urged to access the updated information when it becomes available.
Please note that static pool information about pools securitized before 2006 is not deemed to be a part of this prospectus or the registration statement for this prospectus.

Non-affiliated originators
Approximately the following percentages of mortgage loans (by principal balance) in the pools were originated by organizations not affiliated with CitiMortgage. These organizations originated the mortgage loans under guidelines that are substantially in accordance with CitiMortgage’s guidelines for its own originations.

Pool I	Pool II	Pool III	Combined
23.67%	21.48	18.47%	23.24%

None of these organizations originated as much as 10% of the mortgage loans in any pool, except that
•  Provident Funding Associates, L.P., headquartered in Burlingame, California, originated approximately 13.69% of the mortgage loans in pool II, and
•  SIRVA Mortgage, Inc., headquartered in Mayfield Heights, Ohio, originated approximately 18.47% of the mortgage loans in bid pool III.

Possible special servicer
CitiMortgage has entered into a special servicing agreement with Credit-Based Asset Servicing and Securitization LLC (“C-BASS”) and Litton Loan Servicing LP (“Litton”). Under the agreement, if C-BASS holds 100% of the outstanding certificates of the then most subordinated class of certificates, C-BASS may designate Litton as the servicer of any mortgage loans that are more than 90 days delinquent and of any mortgaged property owned by the Trust.
The special servicing agreement has been filed as exhibit 4.2 to the registration statement.

Additional ERISA considerations
The Department of Labor has granted Credit Suisse Securities, the underwriter for the offered senior classes (other than the ratio-stripped PO and IO classes), an administrative exemption, Prohibited Transaction Exemption PTE 89-90, and has granted HSBC, the underwriter for the ratio-stripped PO class and the offered subordinated classes, an administrative exemption, Prohibited Transaction Exemption PTE 96-84, from some of ERISA’s prohibited transaction rules and some of the excise taxes imposed by the Internal Revenue Code for the initial purchase, the holding and the subsequent resale by ERISA plans of certificates in pass-through trusts that meet the conditions and requirements of the Underwriters’ exemptions. The Underwriters’ exemptions should apply to the acquisition, holding, and resale of the offered certificates by an ERISA plan, provided that specified conditions are met, including
•  the acquisition of offered certificates by an ERISA plan is on terms that are at least as favorable to the ERISA plan as they would be in an arm’s-length transaction with an unrelated party,
•  at the time the ERISA plan acquired the offered certificates, S&P, Fitch, Moody’s or DBRS rated the certificates in one of the four highest generic rating categories, the sum of all payments made to the Underwriters in connection with the distribution of the offered certificates represents not more than reasonable compensation for underwriting those certificates, and
•  the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the services provided to the Trust by the servicer and for reimbursement of the servicer’s reasonable expenses in providing those services.
The Underwriters’ exemptions do not apply to the acquisition and holding of offered certificates by ERISA plans sponsored by CMSI, the Underwriters, the Trustee or any of their affiliates. Moreover, the exemption provides relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements
•  an ERISA plan’s investment in each class of offered certificates does not exceed 25% of the outstanding amount of that class at the time it acquired that position, and
•  immediately after it acquired that position, no more than 25% of the assets of an ERISA plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.
A governmental plan as defined in section 3(32) of ERISA is not subject to ERISA or Internal Revenue Code section 4975. However, a governmental plan may be subject to similar federal, state or local laws. A fiduciary of a governmental plan should make its own determination as to the need for the availability of any exemptive relief under such similar laws.

Legal investment
The class A and B-1 certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, (SMMEA), so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The class B-2 and B-3 certificates will not be “mortgage related securities” under SMMEA.

Federal income tax consequences
The assets of the Trust will consist of mortgage loans. For federal income tax purposes, an election will be made to treat the Trust as one or more REMICs. Each class of the offered certificates will be designated as a regular interest in a REMIC. The regular interests represented by the offered certificates will be treated as debt instruments for US federal income tax purposes. In addition, the beneficial interest of the class IA-3 certificates in the yield maintenance agreement will be treated as a grantor trust for US federal income tax purposes.
It is anticipated that
•  the class A-PO certificates will be issued with original issue discount (OID) equal to the excess of their initial principal balance over their issue price,
•  the class IA-IO, IIA-IO and IIIA-IO certificates will be issued with OID equal to the excess of all distributions of interest expected to be received on those certificates over their respective issue prices (including accrued interest from April 1, 2007),
•  the class IA-6 certificates will be issued with OID equal to the excess of all distributions of interest expected to be received on those certificates over their respective issue prices (including accrued interest from April 25, 2007),
•  the class IA-9 and IA-10 certificates will be issued with OID equal to the excess of the sum of all expected distributions of principal and interest (whether current or accrued) on these certificates over their issue price (including accrued interest from April 1, 2007),
•  the class IA-1, IA-2, IA-4, IA-5 and IA-7 certificates will be issued at a premium,
•  the class IA-8, IA-11, IIA-1 and B-1 certificates, will be issued with de minimis OID, and
•  the regular interest represented by the class IA-3 certificates, and the class IA-12, IIIA-1, B-2 and B-3 certificates, will be issued with OID equal to the excess of their initial principal balances (plus two days of accrued interest) over their respective issue prices (including accrued interest from April 25, 2007 for the regular interest represented by the class IA-3 certificates, and from April 1, 2007 for the other certificates).

Yield maintenance payments
Each purchaser of a yield protected certificate must allocate the certificate’s purchase price between the related REMIC regular interest and the right to receive yield maintenance payments, based on the relative fair market values of each property right. CMSI is required to allocate the issue price, and that allocation will be binding on a holder unless the holder explicitly discloses on its tax return that its allocation is different from CMSI’s allocation.
CMSI intends to treat yield maintenance payments as includible in the income of the yield protected certificate holders based on IRS regulations relating to “notional principal contracts.” If this treatment of yield maintenance payments is respected, holders will be able to amortize any separate price deemed paid for the right to the payments under a level payment method, as if the price represented the present value of a series of equal payments made over the life of the yield maintenance arrangement (adjusted to take into account decreases in principal amount) discounted at a rate equal to the rate used to determine the price of the right to receive yield maintenance payments, or some other reasonable rate.
Yield maintenance payments should be ordinary income to holders of yield protected certificates as such amounts accrue to the Trust, to the extent distributable to the holders of the certificates. The IRS could contend that the payments represent capital gain, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain treatment would presumably apply only prospectively. Credit Suisse Securities will be treated as the beneficial owner of the yield maintenance agreement and of any yield maintenance payments in excess of those distributable to holders of the yield protected certificates.
Under the notional principal contract regulations, upon the sale of a yield protected certificate, the amount of the sale price allocated to the seller’s right to receive yield maintenance payments would be considered a “termination payment,” and the seller would have gain or loss equal to the termination payment minus the unamortized portion of any amount the seller is deemed to have paid for the right to receive yield maintenance payments. Such gain or loss will generally be treated as capital gain or loss. Moreover, for a bank or thrift institution, Internal Revenue Code section 582(c) would likely not apply to treat such gain or loss as ordinary income.
Holders of yield protected certificates will not have income or gain with respect to deposits into or distributions from the yield maintenance reserve fund in excess of amounts distributable to such holders.
Holders of yield protected certificates will receive annual information returns with respect to their share of income and amortization of allocated purchase price with respect to the yield maintenance agreement (as if such holders were original holders) for the preceding calendar year.
Holders of yield protected certificates should consult their own tax advisors regarding the allocation of the purchase price of their certificates, the appropriate method of amortizing the price of their right to receive yield maintenance payments, and the timing, character and source of income and deductions resulting from the ownership of these certificates.

Other
The offered certificates (other than the portion of the basis of a yield protected certificate allocable to the right to receive yield maintenance payments) will be treated as
•  “loans . . . secured by an interest in real property which is . . . residential real property” and “regular interests in a REMIC” for domestic building and loan associations, and
•  “real estate assets” for real estate investment trusts.
The offered certificates (other than any yield protected certificates) will be treated as “qualified mortgages” for another REMIC.

Legal proceedings
There are no legal proceedings that would be material to investors pending against CMSI, CitiMortgage, Citibank, the Trust, or to CMSI’s knowledge, the Trustee, nor does CMSI know of any such proceeding contemplated by any governmental authorities.

Legal opinions
Legal opinions will be delivered for CMSI and Citigroup by Michael S. Zuckert, as General Counsel, Finance and Capital Markets of Citigroup, and for the Underwriters by Cadwalader, Wickersham & Taft LLP, New York, New York. Mr. Zuckert owns or has the right to acquire less than 0.01% of the outstanding common stock of Citigroup. Cadwalader, Wickersham & Taft LLP will deliver opinions on ERISA and federal income tax matters for CMSI.

Appendix—Detailed description of the mortgage loans
The following tables give additional information about the mortgage loans as of the cut-off date. The mortgage loans actually included in the Trust may differ from their description below, but the differences will not be material.

Years of origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Year originated	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
2005	2	$ 381,089	2	$ 997,800	0	$ 0	4	$ 1,378,889
2006	36	12,178,557	13	7,265,862	5	2,842,829	54	22,287,247
2007	726	438,517,445	60	33,426,719	39	23,104,641	825	495,048,806
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Types of dwellings
	Pool I loans		Pool II loans		Pool III loans		Combined
Types of dwellings	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Detached house	590	$358,781,735	57	$34,804,400	39	$23,219,525	686	$416,805,661
2 to 4 family	4	2,929,833	1	608,000	0	0	5	3,537,833
Townhouse	17	9,292,888	1	597,893	0	0	18	9,890,781
Condominium (one to four stories)	33	17,856,950	3	1,039,620	3	1,704,968	39	20,601,537
Condominium (over four stories)	36	22,118,592	5	3,111,445	2	1,022,977	43	26,253,014
Cooperative	84	40,097,093	8	1,529,023	0	0	92	41,626,116
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Number of units in dwellings
	Pool I loans		Pool II loans		Pool III loans		Combined
Type	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
1-family	759	$447,463,847	74	$41,082,381	44	$25,947,470	877	$514,493,698
2-family	4	2,929,833	1	608,000	0	0	5	3,537,833
3-family	1	683,411	0	0	0	0	1	683,411
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Size of loans
	Pool I loans		Pool II loans		Pool III loans		Combined
Principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
$149,999 and under	30	$ 3,387,652	7	$ 650,951	0	$ 0	37	$ 4,038,603
$150,000 through $199,999	10	1,655,469	2	363,368	0	0	12	2,018,837
$200,000 through $249,999	10	2,168,048	1	233,049	0	0	11	2,401,097
$250,000 through $299,999	11	2,933,278	0	0	0	0	11	2,933,278
$300,000 through $349,999	3	964,439	0	0	0	0	3	964,439
$350,000 through $399,999	5	1,915,704	0	0	0	0	5	1,915,704
$400,000 through $449,999	62	27,114,559	8	3,503,538	5	2,191,627	75	32,809,724
$450,000 through $499,999	145	69,339,719	7	3,374,652	6	2,930,519	158	75,644,893
$500,000 through $549,999	117	61,205,413	10	5,211,339	11	5,753,238	138	72,169,989
$550,000 through $599,999	67	38,635,737	10	5,815,544	7	4,084,471	84	48,535,752
$600,000 through $649,999	69	42,975,451	6	3,683,985	3	1,854,609	78	48,514,045
$650,000 through $699,999	64	43,268,663	9	6,185,873	5	3,396,914	78	52,851,449
$700,000 through $749,999	34	24,609,039	4	2,931,128	2	1,463,124	40	29,003,291
$750,000 through $799,999	29	22,523,593	4	3,097,316	1	779,278	34	26,400,186
$800,000 through $849,999	18	15,021,037	2	1,619,353	1	849,133	21	17,489,523
$850,000 through $899,999	18	15,827,133	1	887,631	3	2,644,557	22	19,359,321
$900,000 through $949,999	9	8,327,026	1	928,789	0	0	10	9,255,816
$950,000 through $999,999	31	30,524,732	2	1,986,064	0	0	33	32,510,796
$1,000,000 and over	32	38,680,399	1	1,217,801	0	0	33	39,898,199
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Distribution by interest rates
	Pool I loans		Pool II loans		Pool III loans		Combined
Interest rate	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
5.250% - 5.500%	4	$ 2,381,075	4	$ 2,061,826	1	$ 417,000	9	$ 4,859,901
5.501% - 6.000%	45	24,061,735	53	30,472,665	27	16,067,519	125	70,601,918
6.001% - 6.500%	630	384,386,533	18	9,155,890	15	8,864,157	663	402,406,581
6.501% - 7.000%	75	36,457,163	0	0	1	598,794	76	37,055,957
7.001% - 7.500%	8	2,580,309	0	0	0	0	8	2,580,309
7.501% - 7.750%	2	1,210,276	0	0	0	0	2	1,210,276
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Distribution by loan-to-value ratio at origination
	Pool I loans		Pool II loans		Pool III loans		Combined
Loan-to-value ratio	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
65.000% and below	238	$153,854,133	46	$25,753,735	7	$ 4,210,200	291	$183,818,069
65.001% - 75.000%	154	91,906,290	11	6,074,014	12	7,049,259	177	105,029,563
75.001% - 80.000%	363	202,400,242	18	9,862,632	25	14,688,011	406	226,950,884
80.001% - 85.000%	0	0	0	0	0	0	0	0
85.001% - 90.000%	7	2,065,749	0	0	0	0	7	2,065,749
90.001% - 95.000%	2	850,677	0	0	0	0	2	850,677
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Geographic distribution
	Pool I loans		Pool II loans		Pool III loans		Combined
State	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance	Number of loans	Aggregate principal balance
Alabama	2	$ 955,592	0	$ 0	0	$ 0	2	$ 955,592
Arizona	22	12,115,118	2	1,194,871	3	1,840,071	27	15,150,060
Arkansas	4	2,312,438	0	0	0	0	4	2,312,438
California	213	136,621,542	27	15,609,166	11	6,237,954	251	158,468,665
Colorado	16	9,409,269	1	538,720	2	1,369,889	19	11,317,878
Connecticut	23	15,456,099	3	2,380,737	2	1,149,478	28	18,986,314
Delaware	3	1,891,583	0	0	0	0	3	1,891,583
District of Columbia	5	2,833,406	0	0	0	0	5	2,833,406
Florida	30	18,980,511	1	600,000	1	448,000	32	20,028,511
Georgia	10	6,689,364	1	675,000	1	579,436	12	7,943,800
Hawaii	0	0	0	0	1	735,849	1	735,849
Idaho	1	200,843	0	0	0	0	1	200,843
Illinois	26	16,631,503	2	1,425,860	1	667,689	29	18,725,052
Indiana	4	1,381,956	0	0	1	417,000	5	1,798,956
Kansas	1	687,200	1	513,508	0	0	2	1,200,708
Kentucky	3	1,118,019	0	0	0	0	3	1,118,019
Louisiana	2	1,011,588	0	0	0	0	2	1,011,588
Maryland	28	14,366,707	1	597,893	1	489,500	30	15,454,100
Massachusetts	38	22,761,138	1	657,731	1	519,382	40	23,938,251
Michigan	8	3,721,004	0	0	0	0	8	3,721,004
Minnesota	18	10,542,807	0	0	0	0	18	10,542,807
Missouri	5	2,460,806	1	102,653	0	0	6	2,563,459
Montana	5	3,311,149	0	0	0	0	5	3,311,149
Nebraska	1	504,000	0	0	0	0	1	504,000
Nevada	6	3,128,707	0	0	0	0	6	3,128,707
New Hampshire	3	1,746,981	0	0	0	0	3	1,746,981
New Jersey	29	17,020,050	1	584,940	5	3,692,280	35	21,297,270
New Mexico	4	2,461,726	0	0	0	0	4	2,461,726
New York	170	96,265,215	22	10,066,807	4	2,520,815	196	108,852,836
North Carolina	13	8,238,747	0	0	0	0	13	8,238,747
Ohio	2	1,024,966	1	505,330	1	598,794	4	2,129,089
Oklahoma	1	493,531	1	741,579	0	0	2	1,235,110
Oregon	3	1,340,951	0	0	0	0	3	1,340,951
Pennsylvania	5	2,863,003	1	777,375	4	2,088,020	10	5,728,398
Puerto Rico	4	1,521,131	0	0	0	0	4	1,521,131
South Carolina	9	4,835,265	0	0	0	0	9	4,835,265
Tennessee	1	555,497	0	0	0	0	1	555,497
Texas	11	4,011,553	6	3,075,012	1	558,656	18	7,645,221
Utah	3	2,301,970	1	714,410	0	0	4	3,016,380
Vermont	1	514,511	0	0	1	510,679	2	1,025,190
Virginia	18	10,775,651	1	928,789	1	523,891	20	12,228,331
Washington	10	5,127,710	0	0	2	1,000,087	12	6,127,796
Wisconsin	2	631,946	0	0	0	0	2	631,946
Wyoming	1	254,338	0	0	0	0	1	254,338
Total	764	$451,077,091	75	$41,690,381	44	$25,947,470	883	$518,714,942

Distribution by FICO scores and loan-to-value ratios at origination

FICO score	Pool I loan-to-value ratio
	65.000% and below	65.001% - 75.000%	75.001% - 80.000%	80.001% - 85.000%	85.001% - 90.000%	90.001% - 95.000%	All Pool I loans
Less than 620	0.00%	0.00%	0.15%	0.00%	0.00%	0.00%	0.15%
620 - 649	0.56	0.67	1.15	0.00	0.00	0.00	2.37
650 - 699	5.85	3.17	7.94	0.00	0.28	0.09	17.33
700 - 749	9.74	7.33	14.31	0.00	0.11	0.00	31.49
750 - 799	16.78	7.99	19.55	0.00	0.06	0.09	44.48
800 and above	1.18	1.22	1.78	0.00	0.00	0.00	4.18
Total	34.11%	20.37%	44.87%	0.00%	0.46%	0.19%	100.00%

FICO score	Pool II loan-to-value ratio
	65.000% and below	65.001% - 75.000%	75.001% - 80.000%	80.001% - 85.000%	85.001% - 90.000%	90.001% - 95.000%	All Pool II loans
620 - 649	1.44%	0.00%	0.00%	0.00%	0.00%	0.00%	1.44%
650 - 699	2.32	1.21	4.97	0.00	0.00	0.00	8.50
700 - 749	21.86	5.56	7.94	0.00	0.00	0.00	35.35
750 - 799	33.46	7.80	7.39	0.00	0.00	0.00	48.64
800 and above	2.69	0.00	3.37	0.00	0.00	0.00	6.06
Total	61.77%	14.57%	23.66%	0.00%	0.00%	0.00%	100.00%

FICO score	Pool III loan-to-value ratio
	65.000% and below	65.001% - 75.000%	75.001% - 80.000%	80.001% - 85.000%	85.001% - 90.000%	90.001% - 95.000%	All Pool III loans
Less than 620	0.00%	0.00%	2.57%	0.00%	0.00%	0.00%	2.57%
620 - 649	0.00	3.53	0.00	0.00	0.00	0.00	3.53
650 - 699	0.00	2.64	6.51	0.00	0.00	0.00	9.15
700 - 749	4.55	9.48	12.09	0.00	0.00	0.00	26.11
750 - 799	11.68	7.42	26.51	0.00	0.00	0.00	45.62
800 and above	0.00	4.10	8.92	0.00	0.00	0.00	13.02
Total	16.23%	27.17%	56.61%	0.00%	0.00%	0.00%	100.00%

Percentages shown are of scheduled principal balances of mortgage loans in the referenced pools as of the cut-off date. In calculating the values in the preceding tables, if no FICO score is available for a mortgage loan, the loan is assigned a FICO score of zero.
FICO credit scores are used by many mortgage lenders to help assess a borrower's credit-worthiness. The scores are based on computer models developed by third parties that evaluate information from credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. CMSI generally obtains several FICO scores for an individual. For purposes of credit scoring, CMSI selects one of the scores for an individual or multiple borrowers by a proprietary algorithm, which score is the one used to generate the preceding tables. The score so selected may not be the lowest FICO score for the borrowers obligated on a mortgage loan. Examination of FICO scores is only one aspect of CMSI’s loan underwriting procedures, which are described in “Mortgage loan underwriting” in the core prospectus.

MORTGAGE LOAN SCHEDULE

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	frontratio	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
0700996229	36	21	E	1	5.625	3	88000	88000	70433	05/01/2007	04/01/2037	412.5	360	360	C	17.6	NY	04/01/2007	567	CMI	500000	0	1	1	XXXXXXX00000	412.5	1	0	0	#	5.625	0.000	412.5	999.0	0	444	NEW YORK	10016	31	15.34	45.77		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	789	107	17.6	88000	CMI	N
0709925529	10	11	P	1	6.25	3	764000	764000	70433	04/01/2007	03/01/2037	3979.17	360	359	C	80	CA	04/01/2007	567	CMI	955000	0	1	1	XXXXXXXXX000	3979.17	1	0	0	#	6.250	0.000	3979.17	999.0	0	444	SAN RAFAEL	94901	21	32.48	36.12		02/05/2007	955000	N	0	10	0	04/01/2007	04/12/2007	796	115	94.99	764000	CMI	N
0709955469	50	24	N	1	6.25	3	509000	508151.04	70430	04/01/2007	03/01/2037	3134	360	359	C	70.694	FL	04/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3134	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34110	11	0	19.51		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	737	107	70.69	508151.04	CMI	N
0709985599	10	11	P	1	6	3	448000	448000	70435	05/01/2007	04/01/2037	2685.99	360	360	C	80	PA	04/01/2007	35	CMI	560000	0	1	1	XXXXXXXXX000	2900.99	1	0	0	#	0.000	0.000	0	0.0	0	0	PHILADELPHIA	19130	51	5.22	12.8		03/05/2007	560000	N	0	10	0	04/01/2007	04/12/2007	663	118	80	448000	CMI	N
0709995339	50	21	N	1	6.375	3	650000	649397.97	70430	04/01/2007	03/01/2037	4055.16	360	359	C	65.656	MD	04/01/2007	35	CMI	990000	0	1	1	XXXXXXXXX000	4930.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SILVER SPRING	20906	16	30.93	36.65		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	772	107	65.66	649397.97	CMI	N
0709995639	10	24	E	1	6	3	600000	600000	70433	04/01/2007	03/01/2037	3000	360	359	C	18.181	NY	04/01/2007	567	CMI	3300000	0	1	1	XXXXXXXXX000	3000	1	0	0	#	6.000	0.000	3000	999.0	0	444	MATTITUCK	11952	52	6.49	15.93		02/13/2007	0	N	0	146	993	04/01/2007	04/12/2007	732	123	18.18	600000	CMI	Y
0710966709	36	11	P	1	6.25	3	439200	438783.27	70430	04/01/2007	03/01/2037	2704.23	360	359	C	80	NY	04/01/2007	35	CMI	550000	0	1	1	XXXXXXX00000	2704.23	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	17.35	19.34		02/08/2007	549000	N	0	10	0	04/01/2007	04/12/2007	733	107	80	438783.27	CMI	N
0710996669	50	11	P	1	6.625	3	1000000	1000000	70433	02/01/2007	01/01/2037	5520.83	360	357	C	71.489	NC	04/01/2007	567	CMI	1450000	0	1	1	XXXXXXX00000	6899.83	1	0	0	#	6.625	0.000	5520.83	999.0	0	444	CHARLOTTE	28226	60	17.63	46.91		12/28/2006	1398800	N	0	10	0	04/01/2007	04/12/2007	739	114	94.94	1000000	CMI	N
0718955279	50	11	P	1	6.375	3	591200	590652.43	70430	04/01/2007	03/01/2037	3688.32	360	359	C	79.995	MD	04/01/2007	35	CMI	760000	0	1	1	XXXXXXXXXX00	4653.32	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENN DALE	20769	17	30.12	35.41		02/26/2007	739045	N	0	10	0	04/01/2007	04/12/2007	780	107	80	590652.43	CMI	N
0718955949	50	11	P	1	6.125	3	530000	530000	70433	05/01/2007	04/01/2037	2705.21	360	360	C	62.502	FL	04/01/2007	567	CMI	970000	0	1	1	XXXXXXXXXX00	3250.21	1	0	0	#	6.125	0.000	2705.21	999.0	0	444	DELRAY BEACH	33446	50	16.82	34.38		03/15/2007	847970	N	0	10	0	04/01/2007	04/12/2007	798	115	62.5	530000	CMI	N
0719935179	10	21	N	1	6.25	3	479750	479750	70433	04/01/2007	03/01/2037	2498.7	360	359	C01	68.535	UT	03/01/2007	567	CMI	700000	0	1	1	XXXXXXXXX000	3021.7	1	0	0	#	6.250	0.000	2498.7	999.0	0	444	SANDY	84093	18	28.76	34.46		01/31/2007	0	N	0	10	0	04/01/2007	04/12/2007	677	107	84.25	479750	CMI	N
0719935479	10	21	E	1	5.875	3	730000	727462.99	70415	04/01/2007	03/01/2022	6110.97	180	179	C	31.739	CA	04/01/2007	31	CMI	2300000	0	1	1	XXXXXXXXX000	6110.97	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94117	38	32.7	32.7		02/23/2007	0	N	0	146	992	04/01/2007	04/12/2007	776	117	31.74	727462.99	CMI	Y
0719935819	50	11	P	1	6	0	141750	141467.07	70430	03/01/2007	02/01/2037	849.86	360	358	C	79.983	TX	04/01/2007	35	CMI	188600	0	1	1	XXXXXXXXX000	849.86	1	0	0	#	0.000	0.000	0	0.0	0	0	RICHMOND	77469	79	13.51	21.76		01/26/2007	177223	N	0	10	418	04/01/2007	04/12/2007	732	401	99.99	141467.07	CMI	N
0719935879	10	11	P	1	6.25	3	696000	695339.61	70430	04/01/2007	03/01/2037	4285.39	360	359	C01	80	CA	03/01/2007	35	CMI	870000	0	1	1	XXXXXXXXX000	4285.39	1	4	0	#	6.250	0.000	4285.39	0.0	0	000	SAUSALITO	94965	21	32.07	41.16		01/30/2007	870000	N	0	10	0	04/01/2007	04/12/2007	724	115	89.99	696000	CMI	N
0719965069	10	21	E	1	6.375	3	500000	499536.9	70430	04/01/2007	03/01/2037	3119.35	360	359	C	58.479	CA	04/01/2007	35	CMI	855000	0	1	1	XXXXXXXXX000	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	REDONDO BEACH	90277	19	37.01	44.17		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	644	123	58.48	499536.9	CMI	N
0719975079	10	21	N	1	6.25	3	482500	482013.02	70430	04/01/2007	03/01/2037	2970.84	360	359	C	65.825	CA	04/01/2007	35	CMI	733000	0	1	1	XXXXXXXXX000	2970.84	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHRIDGE	91326	19	0	0		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	732	111	65.82	482013.02	CMI	N
0720996199	36	11	P	1	6.25	3	800000	799240.93	70430	04/01/2007	03/01/2037	4925.74	360	359	C	72.727	NY	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXX00000	4925.74	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	27.92	32.06		02/14/2007	1100000	N	0	10	0	04/01/2007	04/12/2007	772	116	72.73	799240.93	CMI	N
0728975259	10	21	N	1	6.25	3	480000	479694.56	70430	05/01/2007	04/01/2037	2955.44	360	360	C	76.8	IN	04/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXX00	3631.44	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG BEACH	46360	46	17.29	22.87		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	734	107	76.8	479694.56	CMI	N
0728985439	10	21	N	1	6.375	3	560000	559440.88	70430	04/01/2007	03/01/2036	3534.12	348	347	C	80	NC	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	3534.12	1	0	0	#	0.000	0.000	0	0.0	0	0	WILMINGTON	28403	65	22.43	27.4		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	779	117	80	559440.88	CMI	N
0729925339	10	21	N	1	6.25	3	1000000	998097.38	70430	03/01/2007	02/01/2037	6157.17	360	358	C	60.606	CA	04/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXX000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN ANSELMO	94960	21	35.98	36.04		01/19/2007	0	N	0	10	0	04/01/2007	04/12/2007	715	123	65.15	998097.38	CMI	N
0729965509	10	21	N	1	6	3	893000	887631	70415	04/01/2007	03/01/2022	7535.64	180	179	C	54.121	CT	04/01/2007	31	CMI	1650000	0	1	1	XXXXXXXXX000	8702.26	1	0	0	#	0.000	0.000	0	0.0	0	0	STAMFORD	6903	1	11.57	13.5		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	788	115	54.12	887631	CMI	N
0729985809	10	12	P	1	6.25	3	550000	550000	70430	05/01/2007	04/01/2037	3386.44	360	360	C	49.773	NY	04/01/2007	35	CMI	1105000	0	1	1	XXXXXXXXX000	4033.44	1	0	0	#	0.000	0.000	0	0.0	0	0	EAST QUOGUE	11942	52	6.18	29.25		03/02/2007	1105000	N	0	10	0	04/01/2007	04/12/2007	757	115	49.77	550000	CMI	N
0738905309	10	21	E	1	7.5	3	104000	103722.82	70430	04/01/2007	03/01/2037	727.18	360	359	C	80	MO	04/01/2007	35	CMI	130000	0	1	1	XXXXXXXXXX00	914.18	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT LOUIS	63108	96	45.67	58.16		02/23/2007	0	N	0	118	405	04/01/2007	04/12/2007	673	123	80	103722.82	CMI	N
0738905549	10	21	N	1	6.375	3	685000	685000	70433	05/01/2007	04/01/2037	3639.06	360	360	C	77.401	CA	04/01/2007	567	CMI	885000	0	1	1	XXXXXXXXXX00	3639.06	1	0	0	#	6.375	0.000	3639.06	999.0	0	444	NOVATO	94949	21	36.72	36.72		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	701	123	81.37	685000	CMI	N
0738915019	10	21	E	1	6.25	0	500000	499525.58	70430	04/01/2007	03/01/2037	3078.59	360	359	C	80	NJ	04/01/2007	35	CMI	625000	0	1	1	XXXXXXXXXX00	3896.59	1	0	0	#	0.000	0.000	0	0.0	0	0	HILLSDALE	7642	2	30.21	42.12		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	701	107	80	499525.58	CMI	N
0738925909	10	21	E	1	6.5	3	538500	538500	70430	05/01/2007	04/01/2037	3403.68	360	360	C	69.038	WA	04/01/2007	35	CMI	780000	0	1	1	XXXXXXXXXX00	4104.68	1	0	0	#	0.000	0.000	0	0.0	0	0	LAKE STEVENS	98258	31	40.22	45.56		03/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	680	107	69.04	538500	CMI	N
0738935399	23	11	P	1	6.25	3	454400	454400	70430	05/01/2007	04/01/2037	2797.82	360	360	C	80	CA	04/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXX00	2797.82	1	0	0	#	0.000	0.000	0	0.0	0	0	MILLBRAE	94030	41	37.91	43.44		03/07/2007	568000	N	0	10	0	04/01/2007	04/12/2007	789	122	80	454400	CMI	N
0739905499	50	11	P	1	6.25	3	719200	715317.01	70430	03/01/2007	02/01/2037	4428.24	360	358	C	80	MD	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXX0000	5029.24	1	0	0	#	0.000	0.000	0	0.0	0	0	WALDORF	20601	9	0	0		01/25/2007	899000	N	0	10	0	04/01/2007	04/12/2007	805	115	80	715317.01	CMI	N
0739915859	10	24	E	1	7.125	3	455000	455000	70433	03/01/2007	02/01/2037	2701.56	360	358	C01	74.346	NM	04/01/2007	567	CMI	612000	0	1	1	XXXXXXXX0000	3035.56	1	0	0	#	7.125	0.000	2701.56	999.0	0	444	FARMINGTON	87402	24	0	31.23		01/30/2007	0	N	0	10	418	04/01/2007	04/12/2007	698	401	74.35	455000	CMI	N
0739985129	50	11	P	1	6.375	3	500000	500000	70433	03/01/2007	02/01/2037	2656.25	360	358	C	29.708	CA	04/01/2007	567	CMI	1720000	0	1	1	XXXXXXXX0000	2656.25	1	0	0	#	6.375	0.000	2656.25	999.0	0	444	PLEASANTON	94566	1	17.33	18.27		01/26/2007	1683000	N	0	10	0	04/01/2007	04/12/2007	779	122	29.71	500000	CMI	N
0748915269	10	21	E	1	6.25	3	434000	434000	70433	05/01/2007	04/01/2037	2260.42	360	360	C	59.862	MN	04/01/2007	567	CMI	725000	0	1	1	XXXXXXXXXX00	2650.42	1	0	0	#	6.250	0.000	2260.42	999.0	0	444	SCANDIA	55073	13	31.78	40.07		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	783	117	59.86	434000	CMI	N
0748925719	51	11	P	1	6.625	0	131920	131803.61	70430	04/01/2007	03/01/2037	844.7	360	359	C	80	AZ	04/01/2007	35	CMI	168000	0	1	1	XXXXXXXXXX00	996.7	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85712	10	18.13	35.49		02/15/2007	164900	N	0	10	0	04/01/2007	04/12/2007	728	114	100	131803.61	CMI	N
0748955269	10	21	E	1	6.125	0	478000	478000	70430	05/01/2007	04/01/2037	2904.38	360	360	C	35.805	CA	04/01/2007	35	CMI	1335000	0	1	1	XXXXXXXXXX00	3463.38	1	0	0	#	0.000	0.000	0	0.0	0	0	OJAI	93023	56	18.24	41.04		03/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	721	107	35.81	478000	CMI	N
0748995649	50	11	P	1	6.25	3	584000	583445.88	70430	04/01/2007	03/01/2037	3595.79	360	359	C	80	NC	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXXXX00	4028.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CARY	27519	92	22.69	25.3		03/05/2007	730000	N	0	10	0	04/01/2007	04/12/2007	757	107	80	583445.88	CMI	N
0749925499	14	21	E	1	6.375	3	665000	662190.06	70430	03/01/2007	02/01/2037	4148.73	360	358	C01	28	NY	03/01/2007	35	CMI	2375000	0	1	1	XXXXXXXX0000	4567.73	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11231	24	27.79	28.5		01/25/2007	0	N	0	10	0	04/01/2007	04/12/2007	672	107	28	662817.57	CMI	N
0749935539	36	12	P	1	6.125	3	73500	73428.57	70430	04/01/2007	03/01/2037	446.59	360	359	C	50	NY	04/01/2007	35	CMI	147000	0	1	1	XXXXXXXX0000	446.59	1	0	0	#	0.000	0.000	0	0.0	0	0	ASTORIA	11106	41	11.1	41.81		02/22/2007	147000	N	0	10	0	04/01/2007	04/12/2007	816	115	50	73428.57	CMI	N
0749975579	50	21	E	1	6.375	3	470000	469127.06	70430	03/01/2007	02/01/2037	2932.19	360	358	C	78.991	VA	04/01/2007	35	CMI	595000	0	1	1	XXXXXXXX0000	3465.19	1	0	0	#	0.000	0.000	0	0.0	0	0	MANASSAS	20110	0	29.02	32.58		01/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	687	107	78.99	469127.06	CMI	N
0749995139	10	11	P	1	6.375	3	601500	600382.82	70430	03/01/2007	02/01/2037	3752.58	360	358	C	75.187	MN	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXX0000	3752.58	1	0	0	#	0.000	0.000	0	0.0	0	0	PRIOR LAKE	55372	70	26.65	26.97		01/29/2007	800000	N	0	10	0	04/01/2007	04/12/2007	787	122	75.19	600382.82	CMI	N
0758905099	10	21	N	1	6.375	3	448000	448000	70430	05/01/2007	04/01/2037	2794.94	360	360	C	80	NH	04/01/2007	35	CMI	560000	0	1	1	XXXXXXXXXX00	3408.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SALEM	3079	8	23.22	35.08		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	691	107	89.29	448000	CMI	N
0758945769	10	11	P	1	6	3	560000	559442.52	70430	04/01/2007	03/01/2037	3357.48	360	359	C	80	CA	04/01/2007	35	CMI	740000	0	1	1	XXXXXXXXXX00	3357.48	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTEREY PARK	91754	19	31.15	31.9		02/14/2007	700000	N	0	10	0	04/01/2007	04/12/2007	805	107	80	559442.52	CMI	N
0758945969	50	21	E	1	6.375	3	495000	494541.53	70430	04/01/2007	03/01/2037	3088.16	360	359	C01	65.562	CA	03/01/2007	35	CMI	755000	0	1	1	XXXXXXXXXX00	3088.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SACRAMENTO	95835	34	15.43	53.62		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	684	107	71.6	495000	CMI	N
0758955959	10	21	E	1	6.375	0	550000	549421.88	70430	04/01/2007	03/01/2037	3431.28	360	359	C	64.629	CA	04/01/2007	35	CMI	851000	0	1	1	XXXXXXXXXX00	3431.28	1	0	0	#	0.000	0.000	0	0.0	0	0	LA CRESCENTA	91214	19	13.93	14.4		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	710	117	64.63	549421.88	CMI	N
0758975759	21	11	P	1	6.125	0	571200	571200	70433	05/01/2007	04/01/2037	2915.5	360	360	C	80	NY	04/01/2007	567	CMI	714000	0	1	1	XXXXXXXXXX00	2915.5	1	0	0	#	6.125	0.000	2915.5	999.0	0	444	NY	10006	31	0	0		03/05/2007	714000	N	0	10	0	04/01/2007	04/12/2007	785	115	90	571200	CMI	N
0758995719	10	11	P	1	6.5	3	540000	539511.83	70430	04/01/2007	03/01/2037	3413.17	360	359	C	67.924	MA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	3413.17	1	0	0	#	0.000	0.000	0	0.0	0	0	ANDOVER	1810	5	17.08	42.57		02/21/2007	795000	N	0	10	0	04/01/2007	04/12/2007	778	107	67.92	539511.83	CMI	N
0759925159	10	11	P	1	6.125	3	465000	464573.44	70433	04/01/2007	03/01/2037	2371.26	360	359	C	77.5	CA	04/01/2007	567	CMI	600000	0	1	1	XXXXXXXX0000	2371.26	1	0	0	#	6.125	0.000	2373.44	999.0	0	444	GRANADA HILLS	91344	19	38.55	39.02		02/12/2007	620000	N	0	10	0	04/01/2007	04/12/2007	759	115	77.5	464573.44	CMI	N
0759925199	36	11	P	1	6.25	3	979125	979125	70430	05/01/2007	04/01/2037	6028.64	360	360	C	75	NY	04/01/2007	35	CMI	1325000	0	1	1	XXXXXXXX0000	6028.64	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	10.38	11.2		03/09/2007	1305500	N	0	10	0	04/01/2007	04/12/2007	755	115	75	979125	CMI	N
0768945359	50	11	P	1	6.25	3	608000	608000	70430	05/01/2007	04/01/2037	3743.56	360	360	C	80	MO	04/01/2007	35	CMI	760000	0	1	1	XXXXXXXXXX00	4519.56	1	0	0	#	0.000	0.000	0	0.0	0	0	WENTZVILLE	63385	92	0	0		03/09/2007	798374	N	0	10	0	04/01/2007	04/12/2007	720	122	84.42	608000	CMI	N
0768975259	10	21	E	1	6.5	0	815000	815000	70433	04/01/2007	03/01/2037	4414.58	360	359	C01	64.888	IL	03/01/2007	567	CMI	1256000	0	1	1	XXXXXXXXXX00	5002.58	1	0	0	#	6.500	0.000	4414.58	999.0	0	444	CHICAGO	60613	16	47.35	56.77		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	676	123	64.89	815000	CMI	N
0769985979	21	11	P	1	6.125	3	450000	448562.63	70430	04/01/2007	03/01/2037	2734.25	360	359	C	52.941	NY	04/01/2007	35	CMI	850000	0	1	1	XXXXXXXX0000	3108.25	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10021	31	0	0		02/07/2007	850000	N	0	10	0	04/01/2007	04/12/2007	740	115	52.94	448562.63	CMI	N
0769995529	36	21	E	1	6.125	3	612500	611306.34	70430	03/01/2007	02/01/2037	3721.61	360	358	C	70	NY	04/01/2007	35	CMI	875000	0	1	1	XXXXXXXX0000	3721.61	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10012	31	15.8	15.8		01/30/2007	0	N	0	10	0	04/01/2007	04/12/2007	783	117	70	611306.34	CMI	N
0779995469	10	21	N	1	6.125	3	461400	460951.54	70430	04/01/2007	03/01/2037	2803.52	360	359	C	43.942	NJ	04/01/2007	35	CMI	1050000	0	1	1	XXXXXXXX0000	3276.52	1	0	0	#	0.000	0.000	0	0.0	0	0	PERRINEVILLE	8535	13	0	0		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	784	115	43.94	460951.54	CMI	N
0788915239	50	11	P	1	6.375	3	449864	449028.45	70430	03/01/2007	02/01/2037	2806.57	360	358	C	80	FL	04/01/2007	35	CMI	565000	0	1	1	XXXXXXXXX000	3670.57	1	0	0	#	0.000	0.000	0	0.0	0	0	ORANGE PARK	32065	10	25.91	34.42		01/31/2007	562330	N	0	10	0	04/01/2007	04/12/2007	712	107	80	449028.45	CMI	N
0788935069	10	21	N	1	6.5	3	655000	654947.92	70433	04/01/2007	03/01/2037	3547.63	360	359	C	53.122	CA	04/01/2007	567	CMI	1233000	0	1	1	XXXXXXXXX000	3547.63	1	0	0	#	6.500	0.000	3547.92	999.0	0	444	SAN FRANCISCO	94132	38	31.93	39.13		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	706	115	53.12	654947.92	CMI	N
0788955579	10	11	P	1	6.25	3	700000	699335.81	70430	04/01/2007	03/01/2037	4310.02	360	359	C	76.502	CA	04/01/2007	35	CMI	915000	0	1	1	XXXXXXXXX000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	LAFAYETTE	94549	7	27.26	27.49		02/01/2007	915000	N	0	10	0	04/01/2007	04/12/2007	716	116	76.5	699335.81	CMI	N
0788985599	10	21	E	1	6.5	3	460000	459583.41	70430	04/01/2007	03/01/2037	2907.51	360	359	C	67.153	CA	04/01/2007	35	CMI	685000	0	1	1	XXXXXXXXX000	3273.51	1	0	0	#	0.000	0.000	0	0.0	0	0	LA MESA	91941	37	26.43	39.83		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	731	107	67.15	459583.41	CMI	N
0789945909	10	11	P	1	6	3	519900	519382.44	70435	04/01/2007	03/01/2037	3117.06	360	359	C	79.996	MA	04/01/2007	35	CMI	670000	0	1	1	XXXXXXX00000	3723.06	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWBURYPORT	1950	5	22.34	25.94		02/26/2007	649900	N	0	10	0	04/01/2007	04/12/2007	768	118	80	519382.44	CMI	N
0789985219	23	12	P	1	6	3	440000	436966.5	70415	03/01/2007	02/01/2022	3712.97	180	178	C	80	TX	04/01/2007	31	CMI	558000	0	1	1	XXXXXXX00000	3712.97	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78703	227	1.67	15.19		01/24/2007	550000	N	0	146	992	04/01/2007	04/12/2007	731	115	80	436966.5	CMI	Y
0798905309	36	11	P	1	6.5	3	1360000	1360000	70433	04/01/2007	03/01/2037	7366.67	360	359	C	80	NY	04/01/2007	567	CMI	1750000	0	1	1	XXXXXXXXX000	7366.67	1	0	0	#	6.500	0.000	7366.67	999.0	0	444	NEW YORK	10010	31	17.16	19.03		02/20/2007	1700000	N	0	146	0	04/01/2007	04/12/2007	780	122	80	1360000	CMI	Y
0798915299	10	21	E	1	6.5	3	436000	435209.58	70430	03/01/2007	02/01/2037	2755.81	360	358	C	75.826	CA	04/01/2007	35	CMI	575000	0	1	1	XXXXXXXXX000	2755.81	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST COVINA	91791	19	28.2	41.29		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	692	107	75.83	435209.58	CMI	N
0798925189	10	11	P	1	6.25	0	583200	582646.64	70430	04/01/2007	03/01/2037	3590.86	360	359	C	80	PA	04/01/2007	35	CMI	733000	0	1	1	XXXXXXXXX000	4946.86	1	0	0	#	0.000	0.000	0	0.0	0	0	CHADDS FORD	19317	15	27.63	45.6		02/28/2007	729000	N	0	10	0	04/01/2007	04/12/2007	798	107	80	582646.64	CMI	N
0798925219	10	11	P	1	6.25	3	694000	694000	70430	05/01/2007	04/01/2037	4273.08	360	360	C	80	CT	04/01/2007	35	CMI	870000	0	1	1	XXXXXXXXX000	5154.08	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	0	0		03/19/2007	867500	N	0	10	0	04/01/2007	04/12/2007	737	111	90	694000	CMI	N
0798935099	50	21	E	1	6.375	3	494696	493672.06	70430	04/01/2007	03/01/2027	3652.01	240	239	C	71.695	CA	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXXX000	3964.01	1	0	0	#	0.000	0.000	0	0.0	0	0	GDN GROVE	92843	30	49.91	54.73		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	742	123	71.69	493672.06	CMI	N
0798935589	21	11	P	1	6.125	3	492000	492000	70430	05/01/2007	04/01/2037	2989.44	360	360	C	80	WA	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXXX000	3407.44	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98121	17	30.04	31.42		03/08/2007	615000	N	0	10	0	04/01/2007	04/12/2007	761	115	80	492000	CMI	N
0798945079	10	21	N	1	6.25	3	540000	540000	70433	04/01/2007	03/01/2037	2812.5	360	359	C	80	CA	04/01/2007	567	CMI	675000	0	1	1	XXXXXXXXX000	3787.5	1	0	0	#	6.250	0.000	2812.5	999.0	0	444	OAKLAND	94609	1	28.66	38.16		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	794	107	83.7	540000	CMI	N
0798945659	10	11	P	1	6.625	0	535000	535000	70433	04/01/2007	03/01/2037	2953.65	360	359	C	47.136	WA	04/01/2007	567	CMI	1135000	0	1	1	XXXXXXXXX000	3620.65	1	0	0	#	6.625	0.000	2953.65	999.0	0	444	MERCER ISLAND	98040	17	28.77	41.42		02/14/2007	1135000	N	0	10	0	04/01/2007	04/12/2007	653	110	47.14	535000	CMI	N
0798955199	50	11	P	1	6	3	591200	590611.46	70435	04/01/2007	03/01/2037	3544.54	360	359	C	80	CO	04/01/2007	35	CMI	755000	0	1	1	XXXXXXXXX000	3860.54	1	0	0	#	0.000	0.000	0	0.0	0	0	LONGMONT	80504	7	31.95	43		02/13/2007	739000	N	0	10	0	04/01/2007	04/12/2007	700	118	95	590611.46	CMI	N
0798975039	50	24	N	1	6.5	3	500000	499547.99	70430	04/01/2007	03/01/2037	3160.34	360	359	C	78.125	AL	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXX000	3160.34	1	0	0	#	0.000	0.000	0	0.0	0	0	GULF SHORES	36542	2	0.87	14.55		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	686	123	90	499547.99	CMI	N
0798975619	21	11	P	1	5.875	3	612000	611376.04	70430	04/01/2007	03/01/2037	3620.21	360	359	C	80	NY	04/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	3620.21	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10007	31	34.97	35.24		02/26/2007	765000	N	0	10	0	04/01/2007	04/12/2007	766	115	85	611376.04	CMI	N
0799995899	50	12	P	1	6.25	3	630000	629203.27	70430	04/01/2007	03/01/2037	3879.02	360	359	C	80	CA	05/01/2007	35	CMI	787500	0	1	1	XXXXXXX00000	4726.02	1	0	0	#	0.000	0.000	0	0.0	0	0	TRUCKEE	96161	29	0	0		02/16/2007	787500	N	0	10	0	04/01/2007	04/12/2007	768	111	80	628601.35	CMI	N
0951209972	10	21	N	1	6	0	530000	522429.52	70415	01/01/2007	12/01/2021	4472.44	180	176	C	31.641	CA	04/01/2007	31	CMI	1675000	0	1	1	XXXXXXXXXX00	5233.92	1	0	0	#	0.000	0.000	0	0.0	0	0	LAFAYETTE	94549	7	30.41	31.23		11/21/2006	0	N	0	10	0	04/01/2007	04/12/2007	804	123	31.64	522429.52	CMI	N
0951299962	10	11	P	1	6	0	752000	741578.97	70415	01/01/2007	12/01/2021	6345.8	180	176	C	80	OK	04/01/2007	31	CMI	975000	0	1	1	XXXXXXXXXX00	7639.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NORMAN	73072	14	10.17	13.08		11/03/2006	940000	N	0	10	0	04/01/2007	04/12/2007	771	122	80	741578.97	CMI	N
0961229122	10	11	P	1	6.375	0	265500	264996.07	70433	02/01/2007	01/01/2037	1410.47	360	357	C	80	TX	04/01/2007	567	CMI	332000	0	1	1	XXXXXXXXXX00	1410.47	1	0	0	#	6.375	0.000	1410.47	0.0	0	0	HOUSTON	77007	101	27.53	36.31		12/29/2006	331875	N	0	10	0	04/01/2007	04/12/2007	778	122	80	264996.07	CMI	N
0961289122	10	11	P	1	6.375	0	116000	115675.97	70430	02/01/2007	01/01/2037	723.69	360	357	C01	80	FL	03/01/2007	35	CMI	165000	0	1	1	XXXXXXXXXX00	941.49	1	0	0	#	0.000	0.000	0	0.0	0	0	DELTONA	32738	64	19.78	44.57		12/19/2006	145000	N	0	10	0	04/01/2007	04/12/2007	709	122	80	115784.55	CMI	N
1702916769	36	21	E	1	6.625	3	104000	103629.7	70430	01/01/2007	12/01/2036	665.92	360	356	C	80	NY	04/01/2007	35	CMI	130000	0	1	1	XXXX00000000	665.92	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11203	24	20.42	24.92		11/10/2006	0	N	0	10	0	04/01/2007	04/12/2007	660	107	80	103629.7	CMI	N
1702917109	50	21	N	1	5.625	3	773022	764751.08	70415	02/01/2007	01/01/2022	6367.63	180	177	C	17.977	TX	04/01/2007	31	CMI	4300000	0	1	1	000000000000	6367.63	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77024	101	26.93	30.42		06/24/2005	0	N	0	10	0	04/01/2007	04/12/2007	764	110	17.98	764751.08	CMI	N
1709915139	10	21	E	1	6.375	3	560000	560000	70430	05/01/2007	04/01/2037	3493.67	360	360	C	70	CA	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3493.67	1	0	0	#	0.000	0.000	0	0.0	0	0	PASADENA	91104	19	26	41.22		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	772	117	70	560000	CMI	N
1709925709	10	12	P	1	6.5	3	640000	639999.09	70433	04/01/2007	03/01/2037	3466.66	360	359	C	80	CO	04/01/2007	567	CMI	810000	0	1	1	XXXXXXXXX000	3668.66	1	0	0	#	6.500	0.000	3466.67	999.0	0	444	DURANGO	81301	33	11.52	47.93		03/01/2007	800000	N	0	10	0	04/01/2007	04/12/2007	708	107	82.38	639999.09	CMI	N
1709925819	51	11	P	1	6	3	560000	559442.52	70430	04/01/2007	03/01/2037	3357.48	360	359	C	80	IL	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	4040.48	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60615	16	20.7	24.38		02/26/2007	700000	N	0	10	811	04/01/2007	04/12/2007	776	115	80	559442.52	CMI	N
1709955829	10	11	P	1	6.25	3	465000	464486.88	70430	04/01/2007	03/01/2037	2863.08	360	359	C	79.487	MA	04/01/2007	35	CMI	591000	0	1	1	XXXXXXXXX000	3128.08	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLINE	2467	11	22.63	27.84		02/16/2007	585000	N	0	10	0	04/01/2007	04/12/2007	778	115	79.49	464486.88	CMI	N
1709965769	10	21	N	1	5.5	3	999900	999900	70433	04/01/2007	03/01/2037	4582.88	360	359	C	76.915	VA	04/01/2007	567	CMI	1300000	0	1	1	XXXXXXXXX000	5035.88	1	0	0	#	5.500	0.000	4582.88	999.0	0	444	FAIRFAX	22032	29	23.71	45.3		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	123	88.45	999900	CMI	N
1710946679	36	11	P	1	6.25	3	119200	119086.9	70430	04/01/2007	03/01/2037	733.93	360	359	C	80	NY	04/01/2007	35	CMI	160000	0	1	1	XXXXXXX00000	733.93	1	0	0	#	0.000	0.000	0	0.0	0	0	JAMAICA	11432	41	0	0		02/28/2007	149000	N	0	10	0	04/01/2007	04/12/2007	708	116	80	119086.9	CMI	N
1718905119	10	21	N	1	6.375	3	689600	689600	70433	05/01/2007	04/01/2037	3663.5	360	360	C	80	MD	04/01/2007	567	CMI	862000	0	1	1	XXXXXXXXXX00	4171.5	1	0	0	#	6.375	0.000	3663.5	999.0	0	444	ISSUE	20645	9	24.51	36.91		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	757	115	88.71	689600	CMI	N
1719905619	10	11	P	1	6.5	3	225000	224796.6	70430	04/01/2007	03/01/2037	1422.15	360	359	C	80	AR	04/01/2007	35	CMI	225000	0	1	1	XXXXXXXXX000	1539.15	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	72070	53	43.72	43.73	DC	02/12/2007	225000	N	0	10	0	04/01/2007	04/12/2007	778	122	100	224796.6	CMI	N
1719985189	21	11	P	1	6.125	3	800000	798834.33	70430	04/01/2007	03/01/2037	4860.88	360	359	C	78.048	NJ	04/01/2007	35	CMI	1025000	0	1	1	XXXXXXXXX000	6611.88	1	0	0	#	0.000	0.000	0	0.0	0	0	JERSEY CITY	7302	9	35.22	36.06		02/28/2007	1025000	N	0	10	0	04/01/2007	04/12/2007	665	122	78.05	798834.33	CMI	N
1728935229	36	21	E	1	6	3	149000	149000	70415	05/01/2007	04/01/2022	1257.35	180	180	C	45.846	NY	04/01/2007	31	CMI	325000	0	1	1	XXXXXXXXXX00	1257.35	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	13.45	18.45		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	787	117	45.85	149000	CMI	N
1728995309	10	21	E	1	6.5	3	157500	157357.62	70430	04/01/2007	03/01/2037	995.51	360	359	C	70	MI	04/01/2007	35	CMI	225000	0	1	1	XXXXXXXXXX00	995.51	1	0	0	#	0.000	0.000	0	0.0	0	0	STERLING HEIGHTS	48310	50	18.1	28.14		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	815	114	70	157357.62	CMI	N
1729905059	10	21	N	1	6.25	3	440000	439582.51	70430	04/01/2007	03/01/2037	2709.16	360	359	C	48.888	CA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	2709.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95125	43	24.56	25.19		02/22/2007	0	N	0	10	811	04/01/2007	04/12/2007	780	115	48.89	439582.51	CMI	N
1729915399	50	21	E	1	6.25	3	1250000	1248813.95	70430	04/01/2007	03/01/2037	7696.47	360	359	C	58.139	CA	04/01/2007	35	CMI	2150000	0	1	1	XXXXXXXXX000	7696.47	1	0	0	#	0.000	0.000	0	0.0	0	0	ENCINITAS	92024	37	57.12	57.24		02/22/2007	0	N	0	146	992	04/01/2007	04/12/2007	781	123	59.52	1248813.95	CMI	Y
1729965479	21	12	P	1	6.375	3	684000	683333.75	70430	04/01/2007	03/01/2037	4267.27	360	359	C	80	NY	04/01/2007	35	CMI	855000	0	1	1	XXXXXXXXX000	4267.27	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10006	31	14.89	48.53		02/21/2007	855000	N	0	10	0	04/01/2007	04/12/2007	732	122	80	683333.75	CMI	N
1738985849	10	12	P	1	6.5	3	600000	599457.59	70430	04/01/2007	03/01/2037	3792.41	360	359	C01	40	MT	04/01/2007	35	CMI	1525000	0	1	1	XXXXXXXXXX00	3792.41	1	0	0	#	0.000	0.000	0	0.0	0	0	EMIGRANT	59027	34	0	7.15		02/28/2007	1500000	N	0	10	0	04/01/2007	04/12/2007	780	122	40	599457.59	CMI	N
1739925409	36	11	P	1	6.375	3	536000	535004.48	70430	03/01/2007	02/01/2037	3343.94	360	358	C	80	NY	04/01/2007	35	CMI	670000	0	1	1	XXXXXXXX0000	3343.94	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	21.25	21.75		02/02/2007	670000	N	0	10	0	04/01/2007	04/12/2007	713	122	90	535004.48	CMI	N
1739975239	50	11	P	1	6	3	448000	448000	70435	05/01/2007	04/01/2037	2685.99	360	360	C	70.109	FL	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXX0000	3327.99	1	0	0	#	0.000	0.000	0	0.0	0	0	JACKSONVILLE	32256	16	29.28	35.05		03/05/2007	639000	N	0	10	0	04/01/2007	04/12/2007	726	118	70.11	448000	CMI	N
1739995319	10	21	E	1	6.375	3	825000	824235.88	70430	04/01/2007	03/01/2037	5146.93	360	359	C	75	CA	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXX0000	5146.93	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90019	19	34.93	35.55		02/20/2007	0	N	0	146	992	04/01/2007	04/12/2007	790	123	75	824235.88	CMI	Y
1740976849	36	21	N	1	5.75	3	148000	146957.83	70415	03/01/2007	02/01/2022	1229.01	180	178	C	62.978	NY	04/01/2007	31	CMI	235000	0	1	1	XXXXXX000000	1229.01	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10024	31	17.64	17.85		12/27/2006	0	N	0	10	0	04/01/2007	04/12/2007	794	107	62.98	146957.83	CMI	N
1748925319	10	11	P	1	6	3	556000	556000	70430	05/01/2007	04/01/2037	3333.5	360	360	C	80	CA	04/01/2007	35	CMI	695000	0	1	1	XXXXXXXXXX00	3333.5	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	94534	48	24.11	24.73		02/28/2007	695000	N	0	10	0	04/01/2007	04/12/2007	710	107	90	556000	CMI	N
1748935069	10	11	P	1	6.25	3	524000	524000	70433	04/01/2007	03/01/2037	2729.17	360	359	C	80	MA	04/01/2007	567	CMI	655000	0	1	1	XXXXXXXXXX00	3572.17	1	0	0	#	6.250	0.000	2729.17	999.0	0	444	SUDBURY	1776	9	40.54	53.48		03/06/2007	655000	N	0	10	0	04/01/2007	04/12/2007	784	122	80	524000	CMI	N
1748935629	31	11	P	1	6.625	3	721850	721850	70433	05/01/2007	04/01/2037	3985.21	360	360	C	74.997	NY	04/01/2007	567	CMI	965000	0	1	1	XXXXXXXXXX00	4333.21	1	0	0	#	6.625	0.000	3985.21	999.0	0	444	NEW YORK	10024	31	25.91	38.23		03/16/2007	962500	N	0	10	0	04/01/2007	04/12/2007	726	114	75	721850	CMI	N
1748945339	10	11	P	8	6.375	3	426000	426000	70430	05/01/2007	04/01/2037	2657.69	360	360	C	94.666	NY	04/01/2007	35	CMI	460000	0	1	1	XXXXXXXXXX00	3500.69	1	0	0	#	0.000	0.000	0	0.0	0	0	ISLIP TERRACE	11752	52	49.18	50	HD	03/16/2007	450000	N	30	10	0	04/01/2007	04/12/2007	754	122	94.67	426000	CMI	N
1749905889	10	11	P	1	6.125	3	1000000	1000000	70433	03/01/2007	02/01/2037	5104.17	360	358	C	64.303	CA	04/01/2007	567	CMI	1595000	0	1	1	XXXXXXXX0000	5104.17	1	0	0	#	6.125	0.000	5104.17	999.0	0	444	SAN MARINO	91108	19	23.59	29.14		01/02/2007	1555125	N	0	10	0	04/01/2007	04/12/2007	780	114	86.81	1000000	CMI	N
1749925749	10	12	P	1	6	3	660000	657730.54	70415	04/01/2007	03/01/2022	5569.46	180	179	C	80	MA	04/01/2007	31	CMI	845000	0	1	1	XXXXXXXX0000	6151.46	1	0	0	#	0.000	0.000	0	0.0	0	0	E FALMOUTH	2536	1	1.66	18.75		02/26/2007	825000	N	0	146	992	04/01/2007	04/12/2007	796	115	80	657730.54	CMI	Y
1749945339	50	21	N	1	6.375	3	573000	571935.76	70430	03/01/2007	02/01/2037	3574.77	360	358	C01	68.295	CA	03/01/2007	35	CMI	839000	0	1	1	XXXXXXXX0000	3574.77	1	0	0	#	0.000	0.000	0	0.0	0	0	EAST PALO ALTO	94303	41	30.87	37.23		01/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	670	123	68.29	572469.29	CMI	N
1749945979	50	21	N	1	6.5	3	1140000	1138969.42	70430	04/01/2007	03/01/2037	7205.58	360	359	C	63.333	CA	04/01/2007	35	CMI	1800000	0	1	1	XXXXXXXX0000	7467.58	1	0	0	#	0.000	0.000	0	0.0	0	0	HACIENDA HTS	91745	19	15.53	33.05		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	765	115	63.33	1138969.42	CMI	N
1749985769	50	11	P	1	5.875	3	514000	513475.96	70435	04/01/2007	03/01/2037	3040.5	360	359	C01	67.412	AZ	03/01/2007	35	CMI	825000	0	1	1	XXXXXXXX0000	3193.5	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85050	7	32.28	44.6		02/09/2007	762472	N	0	10	0	04/01/2007	04/12/2007	736	118	70.69	514000	CMI	N
1753956459	10	21	E	1	6.25	3	495000	495000	70433	04/01/2007	03/01/2037	2578.13	360	359	C01	76.153	MD	03/01/2007	567	CMI	650000	0	1	1	X00000000000	3041.13	1	0	0	#	6.250	0.000	2578.13	999.0	0	444	TOWSON	21286	3	24.29	25.67		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	691	107	76.15	495000	CMI	N
1758905179	10	11	P	1	6.375	3	535000	535000	70433	04/01/2007	03/01/2037	2842.19	360	359	C01	71.812	CA	04/01/2007	567	CMI	745000	0	1	1	XXXXXXXXXX00	2842.19	1	0	0	#	6.375	0.000	2842.19	999.0	0	444	PLEASANTON	94566	1	17.23	18.54		02/08/2007	745000	N	0	10	0	04/01/2007	04/12/2007	716	122	71.81	535000	CMI	N
1758905819	21	11	P	1	6.375	3	484000	484000	70430	05/01/2007	04/01/2037	3019.53	360	360	C	80	NY	04/01/2007	35	CMI	605000	0	1	1	XXXXXXXXXX00	3181.53	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11222	24	29.73	36.22		03/07/2007	605000	N	0	10	0	04/01/2007	04/12/2007	747	122	90	484000	CMI	N
1758935179	31	11	P	1	6.125	3	592000	591424.62	70430	04/01/2007	03/01/2037	3597.05	360	359	C	80	NY	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXXXX00	3597.05	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10006	31	41.58	42.63		03/05/2007	740000	N	0	10	0	04/01/2007	04/12/2007	736	107	95	591424.62	CMI	N
1758935989	10	21	E	1	6.625	3	467200	467200	70433	04/01/2007	03/01/2037	2579.33	360	359	C	80	MI	04/01/2007	567	CMI	584000	0	1	1	XXXXXXXXXX00	3441.33	1	0	0	#	6.625	0.000	2579.33	999.0	0	444	ANN ARBOR	48108	81	36.11	41.27		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	796	107	80	467200	CMI	N
1758965299	10	11	P	1	6.25	3	600000	599430.7	70430	04/01/2007	03/01/2037	3694.3	360	359	C	75.471	DC	04/01/2007	35	CMI	795000	0	1	1	XXXXXXXXXX00	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20016	1	54.89	56.57		02/21/2007	795000	N	0	10	0	04/01/2007	04/12/2007	773	115	75.47	599430.7	CMI	N
1758985989	50	21	N	1	6.375	3	531000	530508.2	70430	04/01/2007	03/01/2037	3312.74	360	359	C	68.516	NV	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXXX00	3760.74	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHOE VALLEY	89704	16	27.88	40.95		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	683	107	80	530508.2	CMI	N
1758995309	50	21	E	1	6.375	3	507000	507000	70433	04/01/2007	03/01/2037	2693.44	360	359	C	40.366	MD	04/01/2007	567	CMI	1256000	0	1	1	XXXXXXXXXX00	3450.44	1	0	0	#	6.375	0.000	2693.44	999.0	0	444	BETHESDA	20817	16	12.13	21.95		02/24/2007	0	N	0	10	811	04/01/2007	04/12/2007	741	117	40.37	507000	CMI	N
1758995859	50	11	P	1	6.125	3	687200	687200	70430	05/01/2007	04/01/2037	4175.5	360	360	C	80	KS	04/01/2007	35	CMI	871000	0	1	1	XXXXXXXXXX00	5150.5	1	0	0	#	0.000	0.000	0	0.0	0	0	OVERLAND PARK	66221	46	25.19	25.42		03/15/2007	859000	N	0	10	0	04/01/2007	04/12/2007	796	107	80	687200	CMI	N
1759915879	50	21	E	1	6.375	3	520000	513507.8	70415	03/01/2007	02/01/2022	4494.1	180	178	C	75.362	KS	04/01/2007	31	CMI	690000	0	1	1	XXXXXXXX0000	4494.1	1	0	0	#	0.000	0.000	0	0.0	0	0	MANHATTAN	66503	81	29.67	47.49		01/11/2007	0	N	0	10	0	04/01/2007	04/12/2007	720	107	75.36	513507.8	CMI	N
1759945199	10	21	N	1	6.25	3	994860	992967.17	70430	03/01/2007	02/01/2037	6125.52	360	358	C	73.693	CA	04/01/2007	35	CMI	1350000	0	1	1	XXXXXXXX0000	6125.52	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ALTOS	94022	43	29.71	38.01		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	751	109	84.77	992967.17	CMI	N
1759955459	10	21	N	1	6.375	3	530000	529509.12	70430	04/01/2007	03/01/2037	3306.51	360	359	C01	79.46	MO	03/01/2007	35	CMI	667000	0	1	1	XXXXXXXX0000	4016.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BALLWIN	63011	95	30.99	31.83		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	741	115	79.46	530000	CMI	N
1759985829	38	11	P	1	6.25	3	440000	439582.51	70430	04/01/2007	03/01/2037	2709.16	360	359	C	80	NY	04/01/2007	35	CMI	550000	0	1	1	XXXXXXXX0000	2709.16	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11238	24	24.79	25.98		02/27/2007	550000	N	0	10	0	04/01/2007	04/12/2007	786	122	80	439582.51	CMI	N
1768905689	50	21	E	1	6.25	3	600000	600000	70415	05/01/2007	04/01/2022	5144.54	180	180	C	52.173	CA	04/01/2007	31	CMI	1150000	0	1	1	XXXXXXXXX000	5144.54	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDALE	91208	19	20.9	35.98		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	635	117	52.17	600000	CMI	N
1768915159	10	21	N	1	6.375	3	594400	593849.46	70430	04/01/2007	03/01/2037	3708.29	360	359	C	74.767	VA	04/01/2007	35	CMI	795000	0	1	1	XXXXXXXXXX00	4124.29	1	0	0	#	0.000	0.000	0	0.0	0	0	HARRISBURG	22801	218	19.54	38.31		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	696	107	74.77	593849.46	CMI	N
1768915869	50	11	P	1	5.75	3	700000	697541.29	70415	04/01/2007	03/01/2022	5812.88	180	179	C	58.333	AZ	04/01/2007	31	CMI	1215000	0	1	1	XXXXXXXXX000	6285.88	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85255	7	17.96	35.95		02/13/2007	1200000	N	0	10	0	04/01/2007	04/12/2007	721	112	58.33	697541.29	CMI	N
1768945099	23	11	P	1	6	3	500000	500000	70415	05/01/2007	04/01/2022	4219.28	180	180	C	30.303	CT	04/01/2007	31	CMI	1675000	0	1	1	XXXXXXXXXX00	4885.28	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENWICH	6830	1	12.56	12.98		03/02/2007	1650000	N	0	146	992	04/01/2007	04/12/2007	768	110	30.3	500000	CMI	Y
1768995729	10	11	P	1	6.125	3	675000	674343.94	70430	04/01/2007	03/01/2037	4101.37	360	359	C01	40.909	MN	04/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXX000	4101.37	1	0	0	#	0.000	0.000	0	0.0	0	0	MINNEAPOLIS	55410	27	40.84	41.93		02/28/2007	1650000	N	0	10	0	04/01/2007	04/12/2007	751	107	40.91	674343.94	CMI	N
1769965049	10	21	E	1	6.375	3	465000	464136.33	70430	03/01/2007	02/01/2037	2901	360	358	C	72.542	MD	04/01/2007	35	CMI	641000	0	1	1	XXXXXXXX0000	3414	1	0	0	#	0.000	0.000	0	0.0	0	0	CHARLOTT HALL	20622	19	33.48	39.55		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	698	117	72.54	464136.33	CMI	N
1777995039	50	11	P	1	6.75	3	115463	115363.59	70430	04/01/2007	03/01/2037	748.89	360	359	C	79.999	TX	04/01/2007	35	CMI	151000	0	1	1	XXXXXXXXXXX0	1210.89	1	0	0	#	0.000	0.000	0	0.0	0	0	TOMBALL	77375	101	26.91	39.64		02/27/2007	144329	N	0	10	419	04/01/2007	04/12/2007	733	405	98.61	115363.59	CMI	N
1778955879	10	21	N	1	6.375	0	538400	538400	70430	05/01/2007	04/01/2037	3358.92	360	360	C	80	AR	04/01/2007	35	CMI	673000	0	1	1	XXXXXXXXX000	3837.92	1	0	0	#	0.000	0.000	0	0.0	0	0	ROGERS	72756	4	21.42	35.25		03/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	669	104	87.61	538400	CMI	N
1778975599	50	21	N	1	5.875	3	603000	602385.22	70430	04/01/2007	03/01/2037	3566.97	360	359	C	60.3	AZ	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	3566.97	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85745	10	23.77	33.44		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	773	107	60.3	602385.22	CMI	N
1779905609	10	21	N	1	6.25	3	539300	538788.29	70430	04/01/2007	03/01/2037	3320.56	360	359	C	51.855	CT	04/01/2007	35	CMI	1040000	0	1	1	XXXXXXXX0000	3320.56	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTPORT	6880	1	27.82	43.09		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	685	104	51.85	538788.29	CMI	N
1779925369	50	11	P	1	6.25	3	535200	534692.18	70430	04/01/2007	03/01/2037	3295.32	360	359	C01	80	CA	03/01/2007	35	CMI	669000	0	1	1	XXXXXXXX0000	3295.32	1	0	0	#	0.000	0.000	0	0.0	0	0	WINCHESTER	92596	33	47.05	49.51		02/02/2007	669000	N	0	10	0	04/01/2007	04/12/2007	740	122	89	535200	CMI	N
1779985079	36	11	P	1	6.25	3	499000	499000	70433	04/01/2007	03/01/2037	2598.96	360	359	C	39.446	NY	04/01/2007	567	CMI	1300000	0	1	1	XXXXXXXX0000	2598.96	1	0	0	#	6.250	0.000	2598.96	999.0	0	444	NEW YORK	10003	31	19.44	39.29		02/16/2007	1265000	N	0	10	0	04/01/2007	04/12/2007	788	115	39.45	499000	CMI	N
1787915489	10	21	N	1	6.25	3	557000	557000	70430	05/01/2007	04/01/2037	3429.54	360	360	C	60.543	MA	04/01/2007	35	CMI	920000	0	1	1	XXXXXXXXXXX0	4114.54	1	0	0	#	0.000	0.000	0	0.0	0	0	GROVELAND	1834	5	32.35	40.14		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	768	123	60.54	557000	CMI	N
1788905989	10	11	P	1	6.375	3	160000	159851.81	70430	04/01/2007	03/01/2037	998.19	360	359	C	80	IN	04/01/2007	35	CMI	162000	0	1	1	XXXXXXXXX000	1094.19	1	0	0	#	0.000	0.000	0	0.0	0	0	INDIANAPOLIS	46220	49	22.85	31.43	DC	03/01/2007	160000	N	0	10	0	04/01/2007	04/12/2007	755	122	100	159851.81	CMI	N
1788915189	50	21	E	1	6.125	3	500000	500000	70433	04/01/2007	03/01/2037	2552.08	360	359	C	80	NC	04/01/2007	567	CMI	625000	0	1	1	XXXXXXXXX000	2960.08	1	0	0	#	6.125	0.000	2552.08	999.0	0	444	RALEIGH	27615	92	23.68	36.01		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	690	107	80	500000	CMI	N
1788915859	10	21	N	1	6.5	3	604000	604000	70433	04/01/2007	03/01/2037	3271.67	360	359	C	80	CA	04/01/2007	567	CMI	755000	0	1	1	XXXXXXXXX000	3271.67	1	0	0	#	6.500	0.000	3271.67	999.0	0	444	OAKLAND	94602	1	41.29	41.3		02/11/2007	0	N	0	10	0	04/01/2007	04/12/2007	691	107	80	604000	CMI	N
1788955599	36	21	N	1	5.875	0	107155	106496.69	70415	04/01/2007	03/01/2017	1182.92	120	119	C	47.624	NY	04/01/2007	31	CMI	225000	0	1	1	XXXXXXXXX000	1182.92	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10463	3	43.99	67.93		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	744	107	47.62	106496.69	CMI	N
1789975089	10	21	N	1	6.25	3	1200000	1198861.39	70430	04/01/2007	03/01/2037	7388.61	360	359	C01	64	NC	03/01/2007	35	CMI	1875000	0	1	1	XXXXXXXX0000	8649.61	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENVILLE	27834	74	17.13	24.19		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	799	115	75	1200000	CMI	N
1789985499	10	21	E	1	6.5	3	800000	797257.26	70430	03/01/2007	02/01/2037	5056.54	360	358	C	48.484	VA	04/01/2007	35	CMI	1650000	0	1	1	XXXXXXX00000	5855.54	1	0	0	#	0.000	0.000	0	0.0	0	0	VIENNA	22182	29	25.22	28.31		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	723	123	48.48	797257.26	CMI	N
1798955859	10	11	P	1	6.375	3	612000	612000	70433	04/01/2007	03/01/2037	3251.25	360	359	C	80	VA	04/01/2007	567	CMI	775000	0	1	1	XXXXXXXXX000	3869.25	1	0	0	#	6.375	0.000	3251.25	999.0	0	444	ALEXANDRIA	22307	29	0	0		02/16/2007	765000	N	0	10	0	04/01/2007	04/12/2007	772	115	90	612000	CMI	N
1798975139	21	12	P	1	5.875	3	440000	440000	70415	05/01/2007	04/01/2022	3683.32	180	180	C	80	NY	04/01/2007	31	CMI	550000	0	1	1	XXXXXXXXX000	4018.32	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10028	31	6.82	29.36		03/09/2007	550000	N	0	10	0	04/01/2007	04/12/2007	748	114	80	440000	CMI	N
1798975279	50	11	P	1	6.25	3	590000	590000	70433	04/01/2007	03/01/2037	3072.92	360	359	C	63.101	CA	04/01/2007	567	CMI	935000	0	1	1	XXXXXXXXX000	3072.92	1	0	0	#	6.250	0.000	3072.92	999.0	0	444	SAN DIEGO	92122	37	21.55	26.05		02/01/2007	935000	N	0	10	0	04/01/2007	04/12/2007	774	122	63.1	590000	CMI	N
1798995769	50	11	P	1	6.75	3	447200	447200	70433	04/01/2007	03/01/2037	2515.5	360	359	C	80	FL	04/01/2007	567	CMI	565000	0	1	1	XXXXXXXXX000	3215.5	1	0	0	#	6.750	0.000	2515.5	999.0	0	444	DEBARY	32713	64	20.13	29.07		02/02/2007	559000	N	0	10	0	04/01/2007	04/12/2007	665	107	80	447200	CMI	N
1798995849	50	21	N	1	6.375	0	471000	470563.76	70430	04/01/2007	03/01/2037	2938.43	360	359	C01	79.83	CO	04/01/2007	35	CMI	590000	0	1	1	XXXXXXXXX000	3253.43	1	0	0	#	0.000	0.000	0	0.0	0	0	DURANGO	81301	33	39.56	48.68		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	725	107	83.9	470563.76	CMI	N
1799995369	36	21	E	1	6	3	280500	280220.76	70430	04/01/2007	03/01/2037	1681.74	360	359	C	56.1	NY	04/01/2007	35	CMI	500000	0	1	1	XXXXXXX00000	1681.74	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10003	31	29.64	30.17		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	806	117	56.1	280220.76	CMI	N
1961269122	10	21	N	1	6.875	0	180000	179696.69	70430	03/01/2007	02/01/2037	1182.47	360	358	C01	80	MN	03/01/2007	35	CMI	225000	0	1	1	XXXXXXXXXX00	1402.66	1	0	0	#	0.000	0.000	0	0.0	0	0	COLUMBIA HEIGHTS	55421	2	25.09	25.31		01/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	658	123	80	179848.78	CMI	N
1961299732	10	21	E	1	6.625	3	500000	499300	70433	02/01/2007	01/01/2037	2756.55	360	357	C	65.789	CA	04/01/2007	567	CMI	760000	0	1	1	XXXXXXXXX000	3257.88	1	0	0	#	6.625	0.000	2757.66	999.0	0	444	SANTA ANA	92707	30	41.29	41.56		11/29/2006	0	N	0	10	0	04/01/2007	04/12/2007	714	123	65.79	499300	CMI	N
2700916869	36	11	P	1	6.25	3	455000	454134.31	70430	03/01/2007	02/01/2037	2801.51	360	358	C	77.777	NY	04/01/2007	35	CMI	585000	0	1	1	XXXXXXX00000	2801.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	33.96	34.8		01/31/2007	585000	N	0	10	0	04/01/2007	04/12/2007	766	116	77.78	454134.31	CMI	N
2700936559	36	11	P	1	6.25	3	531700	531700	70433	03/01/2007	02/01/2037	2769.27	360	358	C	78.77	NY	04/01/2007	567	CMI	675000	0	1	1	XXXXXXX00000	2769.27	1	0	0	#	6.250	0.000	2769.27	999.0	0	444	BROOKLYN	11201	24	30.85	32.1		01/30/2007	675000	N	0	10	0	04/01/2007	04/12/2007	776	116	89.9	531700	CMI	N
2700966069	50	12	P	1	6.125	3	550000	547823.04	70430	03/01/2007	02/01/2037	3341.86	360	358	C	50.458	FL	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXX00000	4548.86	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPLES	34119	11	0	0		01/29/2007	1090000	N	0	10	0	04/01/2007	04/12/2007	759	122	50.46	547823.04	CMI	N
2708935389	10	21	E	1	6.375	3	624000	624000	70430	05/01/2007	04/01/2037	3892.95	360	360	C	69.333	MN	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	4117.95	1	0	0	#	0.000	0.000	0	0.0	0	0	CLEVELAND	56017	40	31.97	32.08		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	642	107	69.33	624000	CMI	N
2708955289	50	11	P	1	5.875	3	463200	463200	70430	05/01/2007	04/01/2037	2740	360	360	C	80	MT	04/01/2007	35	CMI	585000	0	1	1	XXXXXXXXXX00	2740	1	0	0	#	0.000	0.000	0	0.0	0	0	KALISPELL	59901	15	13.36	33.06		02/27/2007	579000	N	0	10	0	04/01/2007	04/12/2007	728	122	80	463200	CMI	N
2709915189	10	11	P	1	5.75	3	600000	597892.54	70415	04/01/2007	03/01/2022	4982.46	180	179	C	77.419	TX	04/01/2007	31	CMI	775000	0	1	1	XXXXXXXXX000	6687.46	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75205	57	30.39	38.23		02/19/2007	775000	N	0	10	811	04/01/2007	04/12/2007	782	115	77.42	597892.54	CMI	N
2709915889	10	11	P	1	6.25	3	656000	655377.57	70430	04/01/2007	03/01/2037	4039.1	360	359	C	80	NJ	04/01/2007	35	CMI	880000	0	1	1	XXXXXXXXX000	5148.1	1	0	0	#	0.000	0.000	0	0.0	0	0	MONTCLAIR	7042	7	23.78	27.91		02/28/2007	820000	N	0	10	0	04/01/2007	04/12/2007	0	122	87	655377.57	CMI	N
2709945519	23	11	P	1	5.875	3	450000	449540.57	70430	04/01/2007	03/01/2037	2661.92	360	359	C	63.829	NY	04/01/2007	35	CMI	715000	0	1	1	XXXXXXXXX000	2790.92	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	12.24	14.82		02/14/2007	705000	N	0	10	0	04/01/2007	04/12/2007	665	122	63.83	449540.57	CMI	N
2709965269	10	12	P	1	6.375	3	1100000	1098981.18	70430	04/01/2007	03/01/2037	6862.57	360	359	C	55.276	NH	04/01/2007	35	CMI	1990000	0	1	1	XXXXXXXXX000	7732.57	1	0	0	#	0.000	0.000	0	0.0	0	0	MOULTONBOROUGH	3254	2	2.5	14.84		02/13/2007	1997000	N	0	146	992	04/01/2007	04/12/2007	817	115	55.28	1098981.18	CMI	Y
2709975979	10	21	N	1	6.5	3	504000	504000	70433	04/01/2007	03/01/2037	2730	360	359	C	80	NE	04/01/2007	567	CMI	630000	0	1	1	XXXXXXXXX000	2730	1	0	0	#	6.500	0.000	2730	999.0	0	444	OMAHA	68124	28	15.07	29.41		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	644	123	89.92	504000	CMI	N
2709995769	50	21	N	1	6.375	3	680000	679370.18	70430	04/01/2007	03/01/2037	4242.32	360	359	C	78.16	CA	04/01/2007	35	CMI	870000	0	1	1	XXXXXXXXX000	5145.32	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95131	43	43.86	44.45		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	689	123	86.24	679370.18	CMI	N
2710966619	23	11	P	1	6.5	3	1000000	1000000	70433	04/01/2007	03/01/2037	5416.67	360	359	C	79.365	NY	04/01/2007	567	CMI	1270000	0	1	1	XXXXXXX00000	5520.67	1	0	0	#	6.500	0.000	5416.67	999.0	0	444	NEW YORK	10009	31	17.07	18.88		02/13/2007	1260000	N	0	10	0	04/01/2007	04/12/2007	664	116	87.3	1000000	CMI	N
2715916409	36	11	P	1	6.875	3	123000	121052.06	70430	10/01/2006	09/01/2036	808.02	360	353	C	72.352	NY	04/01/2007	35	CMI	175000	0	1	1	000000000000	808.02	1	0	0	#	0.000	0.000	0	0.0	0	0	REGO PARK	11374	41	42.34	43.95		08/07/2006	170000	N	0	207	0	04/01/2007	04/12/2007	744	107	90	121052.06	CMI	N
2719915019	36	11	P	1	6.375	3	440000	439592.47	70430	04/01/2007	03/01/2037	2745.03	360	359	C	80	NY	04/01/2007	35	CMI	550000	0	1	1	XXXXXXXXX000	2745.03	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10027	31	31.38	31.93		03/01/2007	550000	N	0	10	0	04/01/2007	04/12/2007	773	107	80	439592.47	CMI	N
2719975189	23	11	P	1	6.75	3	572800	572306.83	70430	04/01/2007	03/01/2037	3715.17	360	359	C01	79.555	CA	03/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	4405.17	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST HOLLYWOOD	90069	19	33.02	42.9		01/30/2007	721000	N	0	10	0	04/01/2007	04/12/2007	753	116	89.99	572800	CMI	N
2719975649	10	21	E	1	6.875	3	424000	423288.38	70430	03/01/2007	02/01/2037	2783.96	360	358	C	80	AZ	04/01/2007	35	CMI	530000	0	1	1	XXXXXXXXX000	2997.96	1	0	0	#	0.000	0.000	0	0.0	0	0	BUCKEYE	85396	7	29.98	34.36		01/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	721	107	80	423288.38	CMI	N
2719975799	10	21	E	1	6.125	3	500000	499514.03	70430	04/01/2007	03/01/2037	3038.05	360	359	C	65.359	MD	04/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	3584.05	1	0	0	#	0.000	0.000	0	0.0	0	0	KENSINGTON	20895	16	28.97	39.57		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	768	107	71.9	499514.03	CMI	N
2719985209	23	11	P	1	6.125	3	607200	606609.84	70435	04/01/2007	03/01/2037	3689.41	360	359	C	80	CA	04/01/2007	35	CMI	759000	0	1	1	XXXXXXXXX000	3997.41	1	0	0	#	0.000	0.000	0	0.0	0	0	LAGUNA NIGUEL	92677	30	35.59	36.15		02/22/2007	759000	N	0	10	0	04/01/2007	04/12/2007	800	118	80	606609.84	CMI	N
2719985469	11	24	E	1	6.25	3	1000000	999051.16	70430	04/01/2007	03/01/2037	6157.17	360	359	C	58.139	CA	04/01/2007	35	CMI	1720000	0	1	1	XXXXXXXXX000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM SPRINGS	92262	33	1.73	24.17		02/23/2007	0	N	0	146	992	04/01/2007	04/12/2007	794	123	62.5	999051.16	CMI	Y
2720936369	10	11	P	1	6.125	3	464000	463800	70433	03/01/2007	02/01/2037	2367.31	360	358	C	80	CT	04/01/2007	567	CMI	600000	0	1	1	XXXXXXX00000	2367.31	1	0	0	#	6.125	0.000	2368.33	999.0	0	444	NORWALK	6855	1	0	0		01/24/2007	580000	N	0	10	0	04/01/2007	04/12/2007	746	122	80	463800	CMI	N
2722926999	50	11	P	1	6.625	3	600000	598793.68	70435	03/01/2007	02/01/2037	3841.87	360	358	C	79.341	OH	04/01/2007	35	CMI	756500	0	1	1	XXX000000000	4527.87	1	0	0	#	0.000	0.000	0	0.0	0	0	MASON	45040	83	25.51	64.02		01/19/2007	756228	N	0	10	0	04/01/2007	04/12/2007	802	107	89.26	598793.68	CMI	N
2728925739	10	21	N	1	6.25	3	669050	668415.18	70430	04/01/2007	03/01/2037	4119.46	360	359	C01	56.412	NM	03/01/2007	35	CMI	1186000	0	1	1	XXXXXXXXXX00	4713.46	1	0	0	#	0.000	0.000	0	0.0	0	0	ALBUQUERQUE	87107	1	38.63	39.84		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	752	107	56.41	669050	CMI	N
2728935079	10	21	E	1	6.5	3	495500	495500	70433	05/01/2007	04/01/2037	2683.96	360	360	C	78.65	NY	04/01/2007	567	CMI	630000	0	1	1	XXXXXXXXXX00	3588.96	1	0	0	#	6.500	0.000	2683.96	999.0	0	444	MANORVILLE	11949	52	36.43	49.34		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	682	107	78.65	495500	CMI	N
2728945729	33	11	P	1	6.25	3	700000	699335.81	70430	04/01/2007	03/01/2037	4310.02	360	359	C	80	CA	04/01/2007	35	CMI	875000	0	1	1	XXXXXXXXXX00	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94122	38	25.87	29.63		02/22/2007	875000	N	0	10	0	04/01/2007	04/12/2007	761	115	89.94	699335.81	CMI	N
2728985439	50	11	P	1	6.25	3	760000	760000	70430	05/01/2007	04/01/2037	4679.45	360	360	C	80	MO	04/01/2007	35	CMI	980000	0	1	1	XXXXXXXXXX00	5840.45	1	0	0	#	0.000	0.000	0	0.0	0	0	ST LOUIS	63124	95	22.27	34.11		03/14/2007	950000	N	0	10	0	04/01/2007	04/12/2007	753	116	90	760000	CMI	N
2728985909	10	21	N	1	6.25	3	548000	548000	70430	05/01/2007	04/01/2037	3374.13	360	360	C	77.183	IL	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXXXX00	3374.13	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHBROOK	60062	16	25.89	29.45		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	777	123	77.18	548000	CMI	N
2729905749	10	21	N	1	6.375	3	999000	998074.73	70430	04/01/2007	03/01/2037	6232.46	360	359	C	68.896	CA	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXXXX000	7188.46	1	0	0	#	0.000	0.000	0	0.0	0	0	CORTE MADERA	94925	21	20.78	30.21		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	739	123	90	998074.73	CMI	N
2729925769	10	21	E	1	6.25	3	513000	511932.11	70430	03/01/2007	02/01/2037	3158.63	360	358	C01	59.375	MD	03/01/2007	35	CMI	864000	0	1	1	XXXXXXXXX000	3608.63	1	0	0	#	0.000	0.000	0	0.0	0	0	BETHESDA	20817	16	34.16	48.75		01/29/2007	0	N	0	10	0	04/01/2007	04/12/2007	657	107	59.38	512421.88	CMI	N
2729965709	50	21	E	1	6.5	3	718000	717350.92	70430	04/01/2007	03/01/2037	4538.25	360	359	C	48.513	CA	04/01/2007	35	CMI	1480000	0	1	1	XXXXXXXXX000	4538.25	1	0	0	#	0.000	0.000	0	0.0	0	0	ROCKLIN	95765	31	16.82	32.74		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	675	123	48.51	717350.92	CMI	N
2729985509	10	21	N	1	6.375	3	456000	456000	70433	05/01/2007	04/01/2037	2422.5	360	360	C	80	MD	04/01/2007	567	CMI	570000	0	1	1	XXXXXXXXX000	2757.5	1	0	0	#	6.375	0.000	2422.5	999.0	0	444	GAITHERSBURG	20878	16	46.2	50.06		03/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	805	123	90	456000	CMI	N
2729995749	10	21	N	1	6.125	3	440000	440000	70433	04/01/2007	03/01/2037	2245.83	360	359	C	80	CA	04/01/2007	567	CMI	550000	0	1	1	XXXXXXXXX000	2245.83	1	0	0	#	6.125	0.000	2245.83	999.0	0	444	CONCORD	94520	7	34.01	39.82		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	729	115	91.16	440000	CMI	N
2738915169	10	21	N	1	6.125	0	441000	441000	70415	05/01/2007	04/01/2022	3751.26	180	180	C	67.846	CA	04/01/2007	31	CMI	650000	0	1	1	XXXXXXXXXX00	3751.26	1	0	0	#	0.000	0.000	0	0.0	0	0	TARZANA	91356	19	15	28.86		03/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	791	109	67.85	441000	CMI	N
2738925799	50	21	E	1	6.25	3	461000	460876.04	70433	04/01/2007	03/01/2037	2401.04	360	359	C01	76.833	CO	04/01/2007	567	CMI	600000	0	1	1	XXXXXXXXXX00	2875.4	1	0	0	#	6.250	0.000	2401.04	999.0	0	444	DENVER	80238	16	49.06	49.06		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	736	107	76.83	460876.04	CMI	N
2738935379	11	11	P	1	6.375	3	510000	510000	70430	05/01/2007	04/01/2037	3181.74	360	360	C	73.913	CA	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXXXX00	3181.74	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94112	38	33.54	37.61		02/26/2007	690000	N	0	10	0	04/01/2007	04/12/2007	716	115	73.91	510000	CMI	N
2738955769	10	21	E	1	6.25	3	500000	499525.58	70430	04/01/2007	03/01/2037	3078.59	360	359	C	69.444	CA	04/01/2007	35	CMI	720000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94610	1	20.98	29.8		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	731	107	69.44	499525.58	CMI	N
2739915589	36	11	P	1	6.375	3	900000	899900	70433	04/01/2007	03/01/2037	4780.72	360	359	C	75	NY	04/01/2007	567	CMI	1200000	0	1	1	XXXXXXXX0000	4780.72	1	0	0	#	6.375	0.000	4781.25	999.0	0	444	BROOKLYN	11231	24	33.51	44.83		02/16/2007	1200000	N	0	10	0	04/01/2007	04/12/2007	781	122	75	899900	CMI	N
2739935899	10	21	E	1	5.875	3	703000	698101.7	70415	03/01/2007	02/01/2022	5884.94	180	178	C01	48.819	CA	03/01/2007	31	CMI	1440000	0	1	1	XXXXXXXX0000	5884.94	1	0	0	#	0.000	0.000	0	0.0	0	0	MT VIEW	94040	43	26.1	30.34		01/19/2007	0	N	0	10	811	04/01/2007	04/12/2007	791	117	48.82	700556.83	CMI	N
2739995809	36	12	P	1	6.125	3	140000	139727.17	70430	03/01/2007	02/01/2037	850.65	360	358	C	37.037	NY	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXX0000	850.65	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10024	31	21.83	44.58		01/31/2007	378000	N	0	146	992	04/01/2007	04/12/2007	793	115	37.04	139727.17	CMI	Y
2748905829	51	24	N	1	6.25	3	518000	516911.71	70430	04/01/2007	03/01/2027	3786.21	240	239	C01	79.692	MA	03/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	4369.21	1	0	0	#	0.000	0.000	0	0.0	0	0	IPSWICH	1938	5	7.68	20.88		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	800	107	79.69	518000	CMI	N
2748915319	10	11	P	1	6.25	3	650000	650000	70433	05/01/2007	04/01/2037	3385.42	360	360	C	68.783	AZ	04/01/2007	567	CMI	950000	0	1	1	XXXXXXXXXX00	3856.42	1	0	0	#	6.250	0.000	3385.42	999.0	0	444	PHOENIX	85007	7	25.06	37.79		03/01/2007	945000	N	0	10	0	04/01/2007	04/12/2007	753	107	68.78	650000	CMI	N
2748915349	10	24	N	1	6.875	3	495200	495037.08	70433	04/01/2007	03/01/2037	2836.15	360	359	C	80	MI	04/01/2007	567	CMI	619000	0	1	1	XXXXXXXXXX00	2836.15	1	0	0	#	6.875	0.000	2837.08	999.0	0	444	CENTRAL LAKE	49622	5	0	26.49		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	773	107	80	495037.08	CMI	N
2748925109	10	11	P	1	6.125	3	559200	558656.49	70435	04/01/2007	03/01/2037	3397.76	360	359	C01	80	TX	03/01/2007	35	CMI	699000	0	1	1	XXXXXXXXXX00	4782.76	1	0	0	#	0.000	0.000	0	0.0	0	0	AUSTIN	78731	227	21.66	54.41		02/23/2007	699000	N	0	10	0	04/01/2007	04/12/2007	783	107	80	559200	CMI	N
2748935779	33	11	P	1	6.5	3	540000	539511.83	70430	04/01/2007	03/01/2037	3413.17	360	359	C	80	IL	04/01/2007	35	CMI	675000	0	1	1	XXXXXXXXXX00	3463.17	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60657	16	38.57	62.06		02/22/2007	675000	N	0	10	0	04/01/2007	04/12/2007	702	107	94.81	539511.83	CMI	N
2748945979	50	21	N	1	6.25	3	825000	824217.21	70430	04/01/2007	03/01/2037	5079.67	360	359	C	56.896	CA	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXXXXX00	5079.67	1	0	0	#	0.000	0.000	0	0.0	0	0	CHINO HILLS	91709	36	24.12	39.56		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	763	123	56.9	824217.21	CMI	N
2748965859	10	21	E	1	6	3	500000	500000	70433	05/01/2007	04/01/2037	2500	360	360	C	73.529	NY	04/01/2007	567	CMI	680000	0	1	1	XXXXXXXXXX00	2833	1	0	0	#	6.000	0.000	2500	999.0	0	444	QUEENS	11691	41	36.55	36.55		03/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	713	107	73.53	500000	CMI	N
2748985109	10	11	P	1	6	3	600000	600000	70435	05/01/2007	04/01/2037	3597.31	360	360	C	46.153	CT	04/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	3597.31	1	4	0	#	6.000	0.000	3597.31	0.0	0	888	SOUTHPORT	6890	1	16.88	36.16		03/13/2007	1300000	Y	0	10	0	04/01/2007	04/12/2007	714	107	46.15	600000	CMI	N
2748995509	50	11	P	1	6.25	3	448000	447574.92	70430	04/01/2007	03/01/2037	2758.41	360	359	C	80	AZ	04/01/2007	35	CMI	585000	0	1	1	XXXXXXXXXX00	3039.41	1	0	0	#	0.000	0.000	0	0.0	0	0	MESA	85205	7	36.79	37.8		03/01/2007	560000	N	0	10	0	04/01/2007	04/12/2007	787	107	80	447574.92	CMI	N
2748995679	10	21	E	1	6.25	3	500000	500000	70430	05/01/2007	04/01/2037	3078.59	360	360	C	67.75	MD	04/01/2007	35	CMI	738000	0	1	1	XXXXXXXXXX00	3461.59	1	0	0	#	0.000	0.000	0	0.0	0	0	MT AIRY	21771	11	26.25	36.78		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	751	107	67.75	500000	CMI	N
2749905079	11	21	E	1	6.25	3	463800	462917.56	70430	03/01/2007	02/01/2037	2855.7	360	358	C	70.272	CA	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXX0000	3427.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94112	38	38.47	38.83		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	784	117	70.27	462917.56	CMI	N
2749905559	10	11	P	1	6.25	3	550000	548953.57	70430	03/01/2007	02/01/2037	3386.44	360	358	C	53.921	CA	04/01/2007	35	CMI	1026000	0	1	1	XXXXXXXX0000	3386.44	1	0	0	#	0.000	0.000	0	0.0	0	0	PIEDMONT	94610	1	26.72	30.66		01/25/2007	1020000	N	0	10	0	04/01/2007	04/12/2007	751	115	53.92	548953.57	CMI	N
2749945699	10	11	P	1	6	3	692888	692198.23	70435	04/01/2007	03/01/2037	4154.21	360	359	C	78.905	PA	04/01/2007	35	CMI	878127	0	1	1	XXXXXXXX0000	4154.21	1	0	0	#	0.000	0.000	0	0.0	0	0	SCHWENKSVILLE	19473	46	33.8	43.2		02/02/2007	878127	N	0	10	0	04/01/2007	04/12/2007	697	112	78.9	692198.23	CMI	N
2749955289	36	11	P	1	6.25	3	750000	749288.37	70430	04/01/2007	03/01/2037	4617.88	360	359	C01	37.5	NY	03/01/2007	35	CMI	2050000	0	1	1	XXXXXXXX0000	4617.88	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	10.33	10.85		03/05/2007	2000000	N	0	10	0	04/01/2007	04/12/2007	669	115	37.5	750000	CMI	N
2749955659	10	21	E	1	6.375	3	668000	668000	70433	04/01/2007	03/01/2037	3548.75	360	359	C	80	CO	04/01/2007	567	CMI	835000	0	1	1	XXXXXXXX0000	3928.75	1	0	0	#	6.375	0.000	3548.75	999.0	0	444	LITTLETON	80124	18	28.72	30.5		02/02/2007	0	N	0	146	992	04/01/2007	04/12/2007	788	123	80	668000	CMI	Y
2758935249	10	21	E	1	6.5	3	320000	319710.71	70430	04/01/2007	03/01/2037	2022.62	360	359	C01	80	MD	03/01/2007	35	CMI	400000	0	1	1	XXXXXXXXXX00	2294.62	1	0	0	#	0.000	0.000	0	0.0	0	0	LINTHICUM HEIGHTS	21090	2	20.75	32.79		02/12/2007	0	N	0	10	418	04/01/2007	04/12/2007	620	401	80	320000	CMI	N
2758945319	10	21	N	1	6.25	3	887000	886158.38	70430	04/01/2007	03/01/2037	5461.41	360	359	C	76.333	CA	04/01/2007	35	CMI	1162000	0	1	1	XXXXXXXXXX00	5461.41	1	0	0	#	0.000	0.000	0	0.0	0	0	MOUNTAIN VIEW	94040	43	44.17	44.24		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	778	117	76.33	886158.38	CMI	N
2758955019	10	21	N	1	6.25	3	615000	614416.46	70430	04/01/2007	03/01/2037	3786.66	360	359	C01	78.343	CA	03/01/2007	35	CMI	785000	0	1	1	XXXXXXXXXX00	3786.66	1	0	0	#	0.000	0.000	0	0.0	0	0	YORBA LINDA	92886	30	18.53	19.87		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	784	115	78.34	615000	CMI	N
2758965739	50	24	N	1	6.375	3	620000	619425.76	70430	04/01/2007	03/01/2037	3867.99	360	359	C	80	SC	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXXX00	3867.99	1	0	0	#	0.000	0.000	0	0.0	0	0	CLEVELAND	29635	23	0	15.87		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	730	107	80	619425.76	CMI	N
2758965899	23	11	P	1	6.25	3	440000	440000	70430	05/01/2007	04/01/2037	2709.16	360	360	C	80	CT	04/01/2007	35	CMI	570000	0	1	1	XXXXXXXXXX00	2931.16	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENWICH	6830	1	31.01	35.64		03/12/2007	550000	N	0	10	0	04/01/2007	04/12/2007	729	122	80	440000	CMI	N
2759905629	10	11	P	1	6.125	3	436000	435150.31	70430	03/01/2007	02/01/2037	2649.18	360	358	C	80	CA	04/01/2007	35	CMI	545000	0	1	1	XXXXXXXX0000	2997.18	1	0	0	#	0.000	0.000	0	0.0	0	0	ROWLAND HTS	91748	19	0	0		01/16/2007	545000	N	0	10	0	04/01/2007	04/12/2007	751	115	95	435150.31	CMI	N
2759925719	10	11	P	1	6.25	3	948000	875903.5	70430	04/01/2007	03/01/2037	5837	360	359	C	80	MA	04/01/2007	35	CMI	1185000	0	1	1	XXXXXXXX0000	6803	1	0	0	#	0.000	0.000	0	0.0	0	0	WINCHESTER	1890	9	15.11	35.6		02/21/2007	1185000	N	0	10	0	04/01/2007	04/12/2007	763	122	88.44	875903.5	CMI	N
2759975409	36	11	P	1	6.5	0	480000	480000	70433	05/01/2007	04/01/2037	2600	360	360	C	80	NY	04/01/2007	567	CMI	625000	0	1	1	XXXXXXXX0000	2600	1	0	0	#	6.500	0.000	2600	999.0	0	444	NEW YORK	10011	31	39.59	42.69		03/16/2007	600000	N	0	10	0	04/01/2007	04/12/2007	785	122	89.9	480000	CMI	N
2759975939	10	11	P	1	6	3	870000	868263.49	70430	03/01/2007	02/01/2037	5216.09	360	358	C	60	CA	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXXX0000	6383.71	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90066	19	21.57	22.15		01/18/2007	1450000	N	0	10	0	04/01/2007	04/12/2007	688	115	60	868263.49	CMI	N
2759985549	10	11	P	1	6.25	3	568000	567999.68	70433	04/01/2007	03/01/2037	2958.33	360	359	C	80	LA	04/01/2007	567	CMI	875000	0	1	1	XXXXXXXX0000	3554.33	1	0	0	#	6.250	0.000	2958.33	999.0	0	444	ETHEL	70730	19	21.95	45.95		02/07/2007	710000	N	0	10	0	04/01/2007	04/12/2007	689	107	94.77	567999.68	CMI	N
2760906969	10	11	P	1	6.25	0	750000	746936.54	70430	03/01/2007	02/01/2037	4617.88	360	358	C	80	CT	04/01/2007	35	CMI	937500	0	1	1	XXXXXX000000	5183.88	1	0	0	#	0.000	0.000	0	0.0	0	0	SHERMAN	6784	1	27.04	30.67		02/01/2007	937500	N	0	10	0	04/01/2007	04/12/2007	773	110	80	746936.54	CMI	N
2768905019	50	21	E	1	6.75	3	440000	439321.17	70430	04/01/2007	03/01/2037	2853.83	360	359	C	73.949	MD	04/01/2007	35	CMI	595000	0	1	1	XXXXXXXXXX00	3277.83	1	0	0	#	0.000	0.000	0	0.0	0	0	HUNTINGTOWN	20639	5	29.94	39.19		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	620	107	73.95	439321.17	CMI	N
2768925409	10	21	N	1	6	3	551000	550451.48	70430	04/01/2007	03/01/2037	3303.52	360	359	C	78.714	CA	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXXXX00	3303.52	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90503	19	33.22	33.74		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	765	115	78.71	550451.48	CMI	N
2768925509	10	21	N	1	6	3	511000	506555	70415	04/01/2007	03/01/2022	4312.11	180	179	C	61.197	CA	04/01/2007	31	CMI	835000	0	1	1	XXXXXXXXX000	4312.11	1	0	0	#	0.000	0.000	0	0.0	0	0	REDONDO BCH	90277	19	4.82	4.99		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	798	109	61.2	506555	CMI	N
2768955119	50	11	P	1	6.25	3	520000	519506.6	70430	04/01/2007	03/01/2037	3201.73	360	359	C01	80	VA	03/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3496.73	1	0	0	#	0.000	0.000	0	0.0	0	0	RESTON	20194	29	26.51	37.57		03/01/2007	650000	N	0	10	0	04/01/2007	04/12/2007	777	115	80	520000	CMI	N
2768965349	50	11	P	1	6.375	3	468000	468000	70430	05/01/2007	04/01/2037	2919.71	360	360	C	80	MD	04/01/2007	35	CMI	585000	0	1	1	XXXXXXXXX000	3538.71	1	0	0	#	0.000	0.000	0	0.0	0	0	BOWIE	20715	17	30.62	46.58		02/27/2007	585000	N	0	10	0	04/01/2007	04/12/2007	679	122	90	468000	CMI	N
2768975329	50	21	N	1	5.875	3	457000	454192.4	70415	04/01/2007	03/01/2017	5045	120	119	C	33.851	CA	04/01/2007	31	CMI	1350000	0	1	1	XXXXXXXXXX00	5045	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94133	38	37.34	38.23		02/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	796	109	33.85	454192.4	CMI	N
2769945089	10	21	N	1	6.375	3	520000	519518.38	70430	04/01/2007	03/01/2037	3244.12	360	359	C	80	CA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXX0000	3244.12	1	0	0	#	0.000	0.000	0	0.0	0	0	BURBANK	91505	19	31.54	36.8		02/19/2007	0	N	0	10	811	04/01/2007	04/12/2007	792	115	94.46	519518.38	CMI	N
2769945379	10	11	P	1	6.25	3	485424	484963.41	70430	04/01/2007	03/01/2037	2988.84	360	359	C	79.999	CA	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXX0000	3725.84	1	0	0	#	0.000	0.000	0	0.0	0	0	CORONA	92880	33	25.2	42.9		02/06/2007	606781	N	0	10	811	04/01/2007	04/12/2007	692	122	95	484963.41	CMI	N
2769985729	23	11	P	1	6	3	508000	506986.03	70430	03/01/2007	02/01/2037	3045.72	360	358	C	80	FL	04/01/2007	35	CMI	641500	0	1	1	XXXXXXXX0000	3331.72	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTER PK	32789	48	3.17	5.62		01/29/2007	635000	N	0	146	992	04/01/2007	04/12/2007	782	110	80	506986.03	CMI	Y
2778905049	21	11	P	1	6.25	3	650000	650000	70433	04/01/2007	03/01/2037	3385.42	360	359	C	77.844	NY	04/01/2007	567	CMI	835000	0	1	1	XXXXXXXXX000	3417.42	1	0	0	#	6.250	0.000	3385.42	999.0	0	444	NEW YORK	10002	31	37.52	43.89		02/27/2007	835000	N	0	10	0	04/01/2007	04/12/2007	776	107	77.84	650000	CMI	N
2778945739	51	21	E	1	7.375	3	916500	916500	70433	04/01/2007	03/01/2037	5632.66	360	359	C	65	FL	04/01/2007	567	CMI	1410000	0	1	1	XXXXXXXXX000	5632.66	1	0	0	#	7.375	0.000	5632.66	999.0	0	444	MIAMI	33133	13	16.25	27.05		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	114	65	916500	CMI	N
2778945949	10	21	N	1	5.875	3	448000	447543.25	70430	04/01/2007	03/01/2037	2650.08	360	359	C	74.666	FL	04/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	2650.08	1	0	0	#	0.000	0.000	0	0.0	0	0	PLANT CITY	33565	29	22.87	48.53		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	701	107	74.67	447543.25	CMI	N
2778985689	10	21	E	1	6.25	0	480000	479544.56	70430	04/01/2007	03/01/2037	2955.44	360	359	C	71.216	NJ	04/01/2007	35	CMI	674000	0	1	1	XXXXXXXXX000	3622.44	1	0	0	#	0.000	0.000	0	0.0	0	0	LEONIA	7605	2	35.37	38.95		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	626	123	71.22	479544.56	CMI	N
2778995159	10	11	P	1	6.375	3	652400	652400	70433	04/01/2007	03/01/2037	3465.88	360	359	C	80	MA	04/01/2007	567	CMI	816000	0	1	1	XXXXXXXXX000	4227.88	1	0	0	#	6.375	0.000	3465.88	999.0	0	444	NATICK	1760	9	18.52	34.98		02/20/2007	815500	N	0	10	0	04/01/2007	04/12/2007	757	107	80	652400	CMI	N
2779915069	36	11	P	1	6.5	3	610000	610000	70433	03/01/2007	02/01/2037	3304.17	360	358	C	48.8	NY	05/01/2007	567	CMI	1250000	0	1	1	XXXXXXXX0000	3304.17	1	0	0	#	6.500	0.000	3304.17	999.0	0	444	NEW YORK	10011	31	28.95	29.64		02/01/2007	1250000	N	0	10	0	04/01/2007	04/12/2007	667	122	48.8	610000	CMI	N
2779945189	31	11	P	1	6.25	3	508000	508000	70430	05/01/2007	04/01/2037	3127.84	360	360	C	80	NY	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXX0000	3321.84	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10026	31	23.53	28.11		03/08/2007	635000	N	0	10	0	04/01/2007	04/12/2007	763	122	80	508000	CMI	N
2779945259	36	24	N	1	5.625	0	450500	450500	70433	04/01/2007	03/01/2037	2111.72	360	359	C01	60.066	NY	03/01/2007	567	CMI	750000	0	1	1	XXXXXXXX0000	2111.72	1	0	0	#	5.625	0.000	2111.72	999.0	0	444	NY	10021	31	20.04	37.66		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	812	115	60.07	450500	CMI	N
2779945439	10	21	N	1	6.25	3	990000	988539.25	70430	04/01/2007	03/01/2037	6095.6	360	359	C	50.407	MA	04/01/2007	35	CMI	1964000	0	1	1	XXXXXXXX0000	7478.6	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2465	9	18.8	19.19		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	748	123	63.14	988539.25	CMI	N
2779975479	10	21	N	1	6.25	3	499400	498530.04	70430	04/01/2007	03/01/2037	3074.89	360	359	C	76.83	MA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXX0000	3603.89	1	0	0	#	0.000	0.000	0	0.0	0	0	BOXFORD	1921	5	44.05	45.83		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	760	107	76.83	498530.04	CMI	N
2788905229	50	21	E	1	6.25	3	519000	517909.61	70430	04/01/2007	03/01/2027	3793.52	240	239	C	69.2	WA	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	4305.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98117	17	35.15	35.15		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	767	107	69.2	517909.61	CMI	N
2788905949	10	21	E	1	6	3	644000	644000	70433	04/01/2007	03/01/2037	3220	360	359	C	70	GA	04/01/2007	567	CMI	920000	0	1	1	XXXXXXXXX000	3767	1	0	0	#	6.000	0.000	3220	999.0	0	444	WOODSTOCK	30188	28	10.04	33.71		02/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	720	117	70	644000	CMI	N
2788935079	14	11	P	1	6.125	3	918850	918850	70433	04/01/2007	03/01/2037	4689.96	360	359	C	79.9	CA	04/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXX000	4689.96	2	0	0	#	6.125	0.000	4689.96	999.0	0	444	LOS ANGELES	90019	19	31.94	32.61		02/12/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	762	115	94.9	918850	CMI	N
2788935869	50	21	N	1	6.5	3	743000	741560.58	70433	04/01/2007	03/01/2037	4024.58	360	359	C01	67.545	AZ	04/01/2007	567	CMI	1100000	0	1	1	XXXXXXXXX000	4452.79	1	0	0	#	6.500	0.000	4024.58	999.0	0	444	SCOTTSDALE	85258	7	24.2	39.28		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	725	115	67.54	741560.58	CMI	N
2788965679	10	21	E	1	6.5	3	510000	510000	70433	04/01/2007	03/01/2037	2762.5	360	359	C	63.75	MN	04/01/2007	567	CMI	800000	0	1	1	XXXXXXXXX000	3313.5	1	0	0	#	6.500	0.000	2762.5	999.0	0	444	PRIOR LAKE	55372	70	21.42	41.64		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	799	107	63.75	510000	CMI	N
2789955249	36	11	P	1	6.25	3	700000	700000	70430	05/01/2007	04/01/2037	4310.02	360	360	C	30.501	NY	04/01/2007	35	CMI	2295000	0	1	1	XXXXXXX00000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10010	31	34.47	34.76		03/14/2007	2295000	N	0	10	0	04/01/2007	04/12/2007	806	115	30.5	700000	CMI	N
2789995199	23	21	N	1	6.25	3	649100	647865.01	70430	03/01/2007	02/01/2037	3996.62	360	358	C	49.93	CA	04/01/2007	35	CMI	1300000	0	1	1	XXXXXXX00000	3996.62	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94133	38	20.89	22.92		01/26/2007	0	N	0	10	811	04/01/2007	04/12/2007	764	115	49.93	647865.01	CMI	N
2790956069	36	11	P	1	6	3	51000	50648.38	70415	03/01/2007	02/01/2022	430.37	180	178	C	19.029	NY	04/01/2007	31	CMI	300000	0	1	1	XXXXXX000000	430.37	1	0	0	#	0.000	0.000	0	0.0	0	0	YONKERS	10701	60	27.49	43.32		01/09/2007	268000	N	0	10	0	04/01/2007	04/12/2007	701	115	56.34	50648.38	CMI	N
2797995419	50	21	E	1	6.25	3	494000	493531.28	70430	04/01/2007	03/01/2037	3041.64	360	359	C	51.727	OK	04/01/2007	35	CMI	955000	0	1	1	XXXXXXXXXX00	3041.64	1	0	0	#	0.000	0.000	0	0.0	0	0	OKALHOMA CITY	73003	55	9.5	11.85		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	798	107	51.73	493531.28	CMI	N
2798905399	10	21	E	1	6.125	3	448000	447564.57	70430	04/01/2007	03/01/2037	2722.1	360	359	C	80	MD	04/01/2007	35	CMI	560000	0	1	1	XXXXXXXXX000	3055.1	1	0	0	#	0.000	0.000	0	0.0	0	0	EDGEWATER	21037	2	35.19	39.88		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	689	107	80	447564.57	CMI	N
2798915789	50	21	E	1	6.25	3	506500	506019.41	70430	04/01/2007	03/01/2037	3118.61	360	359	C	62.147	VA	04/01/2007	35	CMI	815000	0	1	1	XXXXXXXXX000	3845.61	1	0	0	#	0.000	0.000	0	0.0	0	0	LEESBURG	20176	53	30.35	43.28		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	770	117	62.15	506019.41	CMI	N
2798955129	23	11	P	1	6.625	3	132000	131766.44	70430	03/01/2007	02/01/2037	845.21	360	358	C	80	CT	04/01/2007	35	CMI	168000	0	1	1	XXXXXXXXX000	1071.21	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWINGTON	6111	2	17.86	25.43		01/30/2007	165000	N	0	10	419	04/01/2007	04/12/2007	729	406	100	131766.44	CMI	N
2798955769	50	21	N	1	6.25	3	650000	649383.26	70430	04/01/2007	03/01/2037	4002.16	360	359	C01	57.777	CA	03/01/2007	35	CMI	1125000	0	1	1	XXXXXXXXX000	4002.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN BRUNO	94066	41	26.89	45.83		02/01/2007	0	N	0	10	811	04/01/2007	04/12/2007	682	115	57.78	650000	CMI	N
2798985809	50	21	E	1	6.375	3	460000	459573.95	70430	04/01/2007	03/01/2037	2869.8	360	359	C	31.506	MO	04/01/2007	35	CMI	1460000	0	1	1	XXXXXXXXX000	4017.8	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT LOUIS	63112	95	44.64	45.37		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	725	107	31.51	459573.95	CMI	N
2799935449	10	21	N	1	6.375	3	537000	536502.63	70430	04/01/2007	03/01/2037	3350.18	360	359	C	78.394	NY	05/01/2007	35	CMI	685000	0	1	1	XXXXXXX00000	4434.18	1	0	0	#	0.000	0.000	0	0.0	0	0	HUNTINGTON	11743	52	44.34	48.68		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	811	107	78.39	536002.62	CMI	N
2799955979	36	11	P	1	6.25	0	100000	100000	70430	05/01/2007	04/01/2037	615.72	360	360	C	80	NY	04/01/2007	35	CMI	125000	0	1	1	XXXXXXX00000	615.72	1	0	0	#	0.000	0.000	0	0.0	0	0	JACKSON HEIGHTS	11372	41	30.78	44.16		03/14/2007	125000	N	0	10	0	04/01/2007	04/12/2007	698	122	80	100000	CMI	N
2799965039	10	21	E	1	6.5	3	1000000	998187.08	70430	03/01/2007	02/01/2037	6320.68	360	358	C	36.363	CA	04/01/2007	35	CMI	2750000	0	1	1	XXXXXXX00000	6320.68	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA BARBARA	93108	42	28.28	29.41		01/25/2007	0	N	0	10	0	04/01/2007	04/12/2007	710	123	36.36	998187.08	CMI	N
2971239632	10	11	P	1	6.625	0	147900	147240.32	70430	12/01/2006	11/01/2036	947.02	360	355	C	79.989	MI	04/01/2007	35	CMI	188000	0	1	1	XXXXXXXX0000	947.02	1	0	0	#	0.000	0.000	0	0.0	0	0	ROYAL OAK	48073	63	17.01	40.59		10/06/2006	184900	N	0	10	0	04/01/2007	04/12/2007	707	122	79.99	147240.32	CMI	N
2981259372	50	11	P	1	6.625	0	870000	864537.08	70430	10/01/2006	09/01/2036	5570.71	360	353	C01	64.444	CA	03/01/2007	35	CMI	1400000	0	1	1	XXXXXX000000	5570.71	1	0	0	#	0.000	0.000	0	0.0	0	0	DANVILLE	94506	7	33.78	34.09		08/03/2006	1350000	N	0	10	0	04/01/2007	04/12/2007	798	122	64.44	865330.45	CMI	N
3700936169	38	21	N	1	6.25	3	600000	600000	70430	05/01/2007	04/01/2037	3694.3	360	360	C	41.379	NY	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXX00000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	20.27	21.47		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	653	115	41.38	600000	CMI	N
3700936439	23	11	P	1	6.375	3	498000	498000	70430	05/01/2007	04/01/2037	3106.87	360	360	C	80	CA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXX00000	3754.87	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90024	19	30.31	34.98		03/02/2007	622500	N	0	10	0	04/01/2007	04/12/2007	782	115	80	498000	CMI	N
3709905299	51	11	P	1	5.75	3	600000	597892.54	70415	04/01/2007	03/01/2022	4982.46	180	179	C	52.173	MD	04/01/2007	31	CMI	1150000	0	1	1	XXXXXXXXX000	4982.46	1	0	0	#	0.000	0.000	0	0.0	0	0	BALTIMORE	21224	4	0	0		02/07/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	731	118	52.17	597892.54	CMI	N
3709935499	10	11	P	1	6.25	0	485000	485000	70430	05/01/2007	04/01/2037	2986.23	360	360	C	75.899	NY	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXXX000	4203.23	1	0	0	#	0.000	0.000	0	0.0	0	0	MILLWOOD	10546	60	33.63	40.53		03/09/2007	639000	N	0	10	0	04/01/2007	04/12/2007	730	115	75.9	485000	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	frontratio	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
3709935539	10	11	P	1	6.125	3	752000	751338.33	70433	04/01/2007	03/01/2037	3834.96	360	359	C	80	CA	04/01/2007	567	CMI	960000	0	1	1	XXXXXXXXX000	3834.96	1	0	0	#	6.125	0.000	3838.33	999.0	0	444	HERMOSA BCH	90254	19	28.42	35.33		02/05/2007	940000	N	0	10	0	04/01/2007	04/12/2007	624	122	80	751338.33	CMI	N
3709945229	10	21	N	1	6.375	3	488000	488000	70430	05/01/2007	04/01/2037	3044.49	360	360	C	46.476	SC	04/01/2007	35	CMI	1050000	0	1	1	XXXXXXXXX000	3044.49	1	0	0	#	0.000	0.000	0	0.0	0	0	SENECA	29672	37	11.23	11.38		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	799	110	46.48	488000	CMI	N
3709955149	10	11	P	1	6.125	3	791200	790431.01	70430	04/01/2007	03/01/2037	4807.41	360	359	C	80	DC	04/01/2007	35	CMI	995000	0	1	1	XXXXXXXXX000	5389.41	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20016	1	0	0		02/28/2007	989000	N	0	10	0	04/01/2007	04/12/2007	767	115	80	790431.01	CMI	N
3709975509	10	21	E	1	6.25	3	750000	746191.25	70430	04/01/2007	03/01/2037	4617.88	360	359	C	45.454	CA	05/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXX000	5402.88	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90046	19	37.27	38.45		02/02/2007	0	N	0	146	992	04/01/2007	04/12/2007	708	123	46.97	745459.78	CMI	Y
3709995109	50	11	P	1	6.375	3	461250	460822.79	70435	04/01/2007	03/01/2037	2877.6	360	359	C	75	CA	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXXX000	3536.6	1	4	0	#	6.375	0.000	2877.6	0.0	0	888	SAN DIEGO	92130	37	30.71	41.71		02/22/2007	615000	Y	0	10	0	04/01/2007	04/12/2007	764	107	95	460822.79	CMI	N
3709995279	50	21	E	1	6.75	3	430000	429994.75	70433	03/01/2007	02/01/2037	2418.72	360	358	C01	74.137	MD	03/01/2007	567	CMI	580000	0	1	1	XXXXXXXXX000	2884.72	1	0	0	#	6.750	0.000	2418.75	999.0	0	444	FREDERICK	21704	11	31.92	35.11		01/30/2007	0	N	0	10	0	04/01/2007	04/12/2007	679	107	74.14	429994.75	CMI	N
3709995849	10	11	P	1	6.125	3	824000	823199.12	70430	04/01/2007	03/01/2037	5006.71	360	359	C	80	DE	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	5422.71	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWARK	19711	2	23.96	43.4		02/21/2007	1030000	N	0	10	0	04/01/2007	04/12/2007	687	122	80	823199.12	CMI	N
3710926349	36	11	P	1	6.25	3	640000	640000	70433	05/01/2007	04/01/2037	3333.33	360	360	C	56.14	NY	04/01/2007	567	CMI	1150000	0	1	1	XXXXXXX00000	3333.33	1	0	0	#	6.250	0.000	3333.33	999.0	0	444	NY	10024	31	31.23	32.55		03/06/2007	1140000	N	0	10	0	04/01/2007	04/12/2007	663	110	56.14	640000	CMI	N
3710956779	21	12	P	1	6.375	3	480000	479108.48	70430	03/01/2007	02/01/2037	2994.58	360	358	C	80	NY	04/01/2007	35	CMI	603000	0	1	1	XXXXXXX00000	3363.58	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	11.09	50.22		01/31/2007	600000	N	0	10	0	04/01/2007	04/12/2007	691	122	80	479108.48	CMI	N
3710986199	36	11	P	1	6.25	0	120596	120596	70433	05/01/2007	04/01/2037	628.1	360	360	C	80	NY	04/01/2007	567	CMI	150745	0	1	1	XXXXXXX00000	628.1	1	0	0	#	6.250	0.000	628.1	999.0	0	444	OCEANSIDE	11572	30	58.27	58.73		03/09/2007	150745	N	0	10	0	04/01/2007	04/12/2007	730	107	80	120596	CMI	N
3718985499	10	21	E	1	6	3	170000	170000	70415	05/01/2007	04/01/2022	1434.56	180	180	C	73.913	CA	04/01/2007	31	CMI	230000	0	1	1	XXXXXXXXXX00	1434.56	1	0	0	#	0.000	0.000	0	0.0	0	0	WINTON	95388	24	41.62	42.27		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	758	117	73.91	170000	CMI	N
3719915149	10	21	E	1	6.375	3	488000	487093.62	70430	03/01/2007	02/01/2037	3044.49	360	358	C	73.827	MA	04/01/2007	35	CMI	661000	0	1	1	XXXXXXXXX000	3662.49	1	0	0	#	0.000	0.000	0	0.0	0	0	WABAN	2468	9	16.91	23.16		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	771	107	73.83	487093.62	CMI	N
3719915859	36	12	P	1	6.375	3	551250	551250	70430	05/01/2007	04/01/2037	3439.08	360	360	C	75	NY	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	3439.08	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	19.45	34.8		03/07/2007	735000	N	0	10	0	04/01/2007	04/12/2007	738	116	75	551250	CMI	N
3719945629	10	21	E	1	6.125	3	435500	435076.72	70430	04/01/2007	03/01/2037	2646.14	360	359	C	75.086	NV	04/01/2007	35	CMI	580000	0	1	1	XXXXXXXXX000	3024.14	1	0	0	#	0.000	0.000	0	0.0	0	0	WELLINGTON	89444	10	41.43	46.06		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	760	107	75.09	435076.72	CMI	N
3719955459	10	11	P	1	5.875	3	550000	550000	70415	05/01/2007	04/01/2022	4604.15	180	180	C	73.333	NY	04/01/2007	31	CMI	775000	0	1	1	XXXXXXXXX000	5683.15	1	0	0	#	0.000	0.000	0	0.0	0	0	YONKERS	10710	60	16.82	41.1		03/05/2007	750000	N	0	10	0	04/01/2007	04/12/2007	781	115	73.33	550000	CMI	N
3719955769	10	12	P	1	5.875	3	650000	648671.34	70430	03/01/2007	02/01/2037	3845	360	358	C	78.979	CA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	3845	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92103	37	16.16	38.48		01/30/2007	823000	N	0	10	0	04/01/2007	04/12/2007	776	122	78.98	648671.34	CMI	N
3719985949	50	11	P	1	5.875	3	511200	510678.81	70435	04/01/2007	03/01/2037	3023.94	360	359	C	80	VT	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXX000	3980.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SHELBURNE	5482	4	19.71	47.62		02/16/2007	639000	N	0	10	0	04/01/2007	04/12/2007	800	112	80	510678.81	CMI	N
3719995959	10	11	P	1	6.125	3	536000	534955.42	70430	03/01/2007	02/01/2037	3256.79	360	358	C	80	NJ	04/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	4149.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATHAM	7928	14	17.54	19.13		01/31/2007	670000	N	0	10	0	04/01/2007	04/12/2007	759	115	92.54	534955.42	CMI	N
3720986269	36	11	P	1	6.25	3	504000	503521.79	70430	04/01/2007	03/01/2037	3103.21	360	359	C	80	NY	04/01/2007	35	CMI	630000	0	1	1	XXXXXXX00000	3103.21	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	22.58	25.46		02/06/2007	630000	N	0	10	0	04/01/2007	04/12/2007	743	115	80	503521.79	CMI	N
3728935899	10	21	E	1	6.375	3	750000	750000	70433	05/01/2007	04/01/2037	3984.38	360	360	C	60	CT	04/01/2007	567	CMI	1250000	0	1	1	XXXXXXXXXX00	4794.38	1	0	0	#	6.375	0.000	3984.38	999.0	0	444	NEW CANAAN	6840	1	28.13	34.02		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	744	117	60	750000	CMI	N
3728955719	50	21	E	1	6.25	3	535000	535000	70430	05/01/2007	04/01/2037	3294.09	360	360	C	53.5	CA	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXX00	3294.09	1	0	0	#	0.000	0.000	0	0.0	0	0	TUSTIN	92782	30	0	0		03/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	735	117	53.5	535000	CMI	N
3728985799	50	11	P	1	6.125	3	1387500	1387500	70430	05/01/2007	04/01/2037	8430.6	360	360	C	75	FL	04/01/2007	35	CMI	2000000	0	1	1	XXXXXXXXXX00	8430.6	1	0	0	#	0.000	0.000	0	0.0	0	0	BOCA RATON	33431	50	26.36	30.02		03/13/2007	1850000	N	0	10	0	04/01/2007	04/12/2007	759	115	75	1387500	CMI	N
3728985829	50	21	N	1	6.5	0	480000	480000	70430	05/01/2007	04/01/2037	3033.93	360	360	C	80	VA	04/01/2007	35	CMI	600000	0	1	1	XXXXXXXXXX00	3657.93	1	0	0	#	0.000	0.000	0	0.0	0	0	LEESBURG	20176	53	31.08	38.99		03/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	769	110	96.53	480000	CMI	N
3729915229	10	11	P	1	5.75	3	880000	879081.23	70435	04/01/2007	03/01/2037	5135.44	360	359	C	80	NJ	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXX000	6487.44	1	0	0	#	0.000	0.000	0	0.0	0	0	MENDHAM	7945	14	32.02	35.59		02/15/2007	1100000	N	0	10	0	04/01/2007	04/12/2007	785	112	85.45	879081.23	CMI	N
3729965109	50	21	N	1	6.25	3	507674	506707.77	70430	03/01/2007	02/01/2037	3125.84	360	358	C	79.324	VA	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXX000	3639.84	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODBRIDGE	22192	73	19.46	35.18		01/24/2007	0	N	0	10	811	04/01/2007	04/12/2007	668	115	79.32	506707.77	CMI	N
3729975679	10	11	P	1	6.25	3	500000	500000	70430	05/01/2007	04/01/2037	3078.59	360	360	C	65.368	OR	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	PORTLAND	97229	34	20.93	33.59		03/06/2007	764900	N	0	10	0	04/01/2007	04/12/2007	732	110	90	500000	CMI	N
3732926449	21	11	P	1	6.75	3	517895	517895	70433	03/01/2007	02/01/2037	2913.16	360	358	C	70.056	NY	04/01/2007	567	CMI	750000	0	1	1	XXX000000000	2928.16	1	0	0	#	6.750	0.000	2913.16	999.0	0	444	BROOKLYN	11231	24	25.55	37.81		02/06/2007	739250	N	0	10	0	04/01/2007	04/12/2007	782	107	85.06	517895	CMI	N
3738915199	50	21	E	1	6.375	3	485000	485000	70433	05/01/2007	04/01/2037	2576.56	360	360	C	62.58	CO	04/01/2007	567	CMI	775000	0	1	1	XXXXXXXXXX00	2892.56	1	0	0	#	6.375	0.000	2576.56	999.0	0	444	BASALT	81621	19	24.59	28.6		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	776	107	62.58	485000	CMI	N
3738925049	10	21	N	1	6.125	3	515200	514699.26	70430	04/01/2007	03/01/2037	3130.41	360	359	C	80	MN	04/01/2007	35	CMI	644000	0	1	1	XXXXXXXXXX00	3711.41	1	0	0	#	0.000	0.000	0	0.0	0	0	WINONA	55987	85	66.08	97.2		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	711	107	80	514699.26	CMI	N
3738925379	11	11	P	1	6.125	3	960000	959066.94	70433	04/01/2007	03/01/2037	4895.24	360	359	C	80	CA	04/01/2007	567	CMI	1200000	0	1	1	XXXXXXXXXX00	4895.24	1	0	0	#	6.125	0.000	4900	999.0	0	444	SAN FRANCISCO	94117	38	43.78	44.18		02/21/2007	1200000	N	0	10	0	04/01/2007	04/12/2007	787	116	80	959066.94	CMI	N
3739905259	10	21	N	1	6.375	3	600000	599444.28	70430	04/01/2007	03/01/2037	3743.22	360	359	C	51.502	MA	04/01/2007	35	CMI	1165000	0	1	1	XXXXXXXX0000	4699.22	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	28.19	31.5		01/30/2007	0	N	0	10	0	04/01/2007	04/12/2007	783	107	73.51	599444.28	CMI	N
3739935769	10	11	P	1	6.125	3	999990	999018.07	70430	04/01/2007	03/01/2037	6076.04	360	359	C	68.964	IL	05/01/2007	35	CMI	1460000	0	1	1	XXXXXXXX0000	6076.04	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60618	16	14.47	19.72		02/15/2007	1450000	N	0	10	0	04/01/2007	04/12/2007	780	122	80	998041.19	CMI	N
3739965479	10	11	P	8	6.25	3	450770	449912.35	70430	03/01/2007	02/01/2037	2775.47	360	358	C	89.125	SC	04/01/2007	35	CMI	515000	0	1	1	XXXXXXXX0000	3398.47	1	0	0	#	0.000	0.000	0	0.0	0	0	BEECH ISLAND	29842	2	23.64	40.19	ND	01/12/2007	505770	N	25	10	0	04/01/2007	04/12/2007	689	104	89.13	449912.35	CMI	N
3739965879	50	11	P	8	6.625	3	425052	424676.99	70430	04/01/2007	03/01/2037	2721.65	360	359	C01	94.999	PR	03/01/2007	35	CMI	449000	0	1	1	XXXXXXXX0000	3014.65	1	0	0	#	0.000	0.000	0	0.0	0	0	CAGUAS	0 725	5	0	0	GD	02/27/2007	447424	N	30	10	0	04/01/2007	04/12/2007	654	115	95	425052	CMI	N
3739985969	10	11	P	1	6.25	3	1250000	1248813.95	70430	04/01/2007	03/01/2037	7696.47	360	359	C	74.626	NY	04/01/2007	35	CMI	1675000	0	1	1	XXXXXXXX0000	7696.47	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN CITY	11530	30	26.38	37.78		02/08/2007	1675000	N	0	10	0	04/01/2007	04/12/2007	788	116	74.63	1248813.95	CMI	N
3748925779	50	11	P	1	5.875	3	524000	524000	70415	05/01/2007	04/01/2022	4386.5	180	180	C	80	TX	04/01/2007	31	CMI	655000	0	1	1	XXXXXXXXXX00	4386.5	1	0	0	#	0.000	0.000	0	0.0	0	0	PLANO	75093	43	29.7	45.95		03/08/2007	655000	N	0	10	811	04/01/2007	04/12/2007	783	122	80	524000	CMI	N
3748925949	10	21	N	1	6.5	0	1152000	1152000	70433	05/01/2007	04/01/2037	6240	360	360	C	63.646	CA	04/01/2007	567	CMI	1810000	0	1	1	XXXXXXXXXX00	6240	1	0	0	#	6.500	0.000	6240	999.0	0	444	YORBA LINDA	92886	30	25.46	35.74		03/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	720	114	63.65	1152000	CMI	N
3748935049	50	11	P	1	5.875	3	450000	448436.1	70415	04/01/2007	03/01/2022	3767.03	180	179	C	50.561	CA	04/01/2007	31	CMI	920000	0	1	1	XXXXXXXXXX00	3767.03	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERSIDE	92504	33	21.58	22.8		02/16/2007	890000	N	0	10	0	04/01/2007	04/12/2007	695	115	50.56	448436.1	CMI	N
3748965659	10	21	E	1	6.25	3	444000	444000	70433	04/01/2007	03/01/2037	2312.5	360	359	C	79.856	MN	04/01/2007	567	CMI	556000	0	1	1	XXXXXXXXXX00	2916.5	1	0	0	#	6.250	0.000	2312.5	999.0	0	444	PRIOR LAKE	55372	70	23.44	27.63		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	728	107	79.86	444000	CMI	N
3748975679	10	21	E	1	6.25	3	780000	777374.6	70415	04/01/2007	03/01/2022	6687.9	180	179	C	67.826	PA	04/01/2007	31	CMI	1150000	0	1	1	XXXXXXXXXX00	6687.9	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYNE	19087	23	20.17	27.59		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	729	123	67.83	777374.6	CMI	N
3748975959	10	11	P	1	6.375	3	598000	597446.14	70430	04/01/2007	03/01/2037	3730.74	360	359	C	79.946	MA	04/01/2007	35	CMI	755000	0	1	1	XXXXXXXXXX00	4575.74	1	0	0	#	0.000	0.000	0	0.0	0	0	MEDFIELD	2052	11	45.4	49.91		02/28/2007	748000	N	0	10	0	04/01/2007	04/12/2007	762	107	79.95	597446.14	CMI	N
3748995939	10	21	N	1	6.25	3	480000	480000	70433	05/01/2007	04/01/2037	2500	360	360	C	78.688	CA	04/01/2007	567	CMI	610000	0	1	1	XXXXXXXXXX00	2500	1	0	0	#	6.250	0.000	2500	999.0	0	444	EL SOBRANTE	94803	7	30.7	33.14		03/01/2007	0	N	0	10	811	04/01/2007	04/12/2007	707	115	78.69	480000	CMI	N
3749915409	10	21	N	1	6.25	3	255000	251051.34	70430	03/01/2007	02/01/2037	1570.08	360	358	C	80	OR	04/01/2007	35	CMI	266000	0	1	1	XXXXXXXX0000	1570.08	1	0	0	#	0.000	0.000	0	0.0	0	0	LEBANON	97355	22	28.87	31.88	DC	01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	786	110	95.86	251051.34	CMI	N
3749925199	10	12	P	1	6.25	0	1000000	1000000	70433	04/01/2007	03/01/2037	5208.33	360	359	C01	66.666	NJ	04/01/2007	567	CMI	1569000	0	1	1	XXXXXXXX0000	5955.33	1	0	0	#	6.250	0.000	5208.33	999.0	0	444	LONG BEACH TOWNSHIP	8008	15	15.7	35.66		02/15/2007	1500000	N	0	146	992	04/01/2007	04/12/2007	783	115	68.33	1000000	CMI	Y
3749935009	10	11	P	1	6.25	3	450000	450000	70433	04/01/2007	03/01/2037	2343.75	360	359	C	33.834	NY	04/01/2007	567	CMI	1330000	0	1	1	XXXXXXXX0000	4163.75	1	0	0	#	6.250	0.000	2343.75	999.0	0	444	GARDEN CITY	11530	30	10.11	21.16		02/16/2007	1330000	N	0	10	0	04/01/2007	04/12/2007	765	122	33.83	450000	CMI	N
3749945129	10	21	E	1	5.875	3	556000	552124.44	70415	03/01/2007	02/01/2022	4654.38	180	178	C	37.066	NY	04/01/2007	31	CMI	1500000	0	1	1	XXXXXXXX0000	6289.38	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAPPAQUA	10514	60	26.47	36.43		01/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	728	117	37.07	552124.44	CMI	N
3749975009	10	21	E	1	6.25	3	900000	899146.05	70430	04/01/2007	03/01/2037	5541.45	360	359	C	48.648	NY	04/01/2007	35	CMI	1850000	0	1	1	XXXXXXXX0000	5541.45	1	0	0	#	0.000	0.000	0	0.0	0	0	GLEN COVE	11542	30	23.04	38.1		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	788	117	50	899146.05	CMI	N
3750906729	36	11	P	1	6.375	3	650000	649397.98	70430	04/01/2007	03/01/2037	4055.15	360	359	C	60.465	NY	04/01/2007	35	CMI	1200000	0	1	1	XXXXXX000000	4055.15	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11238	24	32.38	34.4		02/20/2007	1075000	N	0	10	0	04/01/2007	04/12/2007	768	122	83.72	649397.98	CMI	N
3750976629	38	11	P	1	6.25	3	479200	478745.31	70430	04/01/2007	03/01/2037	2950.52	360	359	C	80	NY	04/01/2007	35	CMI	600000	0	1	1	XXXXXX000000	2950.52	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10019	31	12.37	18.36		02/21/2007	599000	N	0	146	992	04/01/2007	04/12/2007	782	110	80	478745.31	CMI	Y
3758945789	33	11	P	1	6.25	3	492000	491533.17	70430	04/01/2007	03/01/2037	3029.33	360	359	C	80	IL	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	3029.33	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60622	16	14.41	30.88		03/01/2007	615000	N	0	10	0	04/01/2007	04/12/2007	776	114	80	491533.17	CMI	N
3758945839	10	11	P	1	6.375	0	504000	504000	70430	05/01/2007	04/01/2037	3144.3	360	360	C	80	CT	04/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXX00	3911.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWALK	6850	1	26.12	39.15		03/15/2007	630000	N	0	10	0	04/01/2007	04/12/2007	679	107	80	504000	CMI	N
3758975159	50	11	P	1	6.25	3	527200	526699.77	70430	04/01/2007	03/01/2037	3246.06	360	359	C	80	NV	04/01/2007	35	CMI	662000	0	1	1	XXXXXXXXXX00	3660.06	1	0	0	#	0.000	0.000	0	0.0	0	0	RENO	89509	16	16.72	34.21		02/21/2007	659000	N	0	10	0	04/01/2007	04/12/2007	763	115	80	526699.77	CMI	N
3759995369	21	12	P	1	6.375	3	636000	633882.12	70415	04/01/2007	03/01/2022	5496.63	180	179	C01	80	NY	03/01/2007	31	CMI	795000	0	1	1	XXXXXXXX0000	5515.63	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10036	31	8.36	33.14		02/15/2007	795000	N	0	10	0	04/01/2007	04/12/2007	662	116	85	636000	CMI	N
3768905259	10	11	P	1	6.25	3	846000	845197.28	70430	04/01/2007	03/01/2037	5208.97	360	359	C	60	NY	04/01/2007	35	CMI	1420000	0	1	1	XXXXXXXXXX00	7351.97	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAPPAQUA	10514	60	34.93	38.73		02/21/2007	1410000	N	0	10	0	04/01/2007	04/12/2007	767	122	60	845197.28	CMI	N
3768945049	10	21	E	1	6.5	3	494400	493949	70430	04/01/2007	03/01/2037	3124.94	360	359	C	75.828	CA	04/01/2007	35	CMI	652000	0	1	1	XXXXXXXXXX00	3470.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92129	37	29.75	29.75		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	787	107	75.83	493949	CMI	N
3768985049	50	21	E	1	6.25	0	490000	490000	70433	05/01/2007	04/01/2037	2552.08	360	360	C	51.578	CA	04/01/2007	567	CMI	950000	0	1	1	XXXXXXXXXX00	2552.08	1	0	0	#	6.250	0.000	2552.08	999.0	0	444	LA VERNE	91750	19	9.08	17.49		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	800	117	51.58	490000	CMI	N
3768985649	10	21	N	1	6.25	3	425000	423569.49	70415	04/01/2007	03/01/2022	3644.05	180	179	C01	58.62	CA	03/01/2007	31	CMI	725000	0	1	1	XXXXXXXXX000	3644.05	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94116	38	38.05	47.12		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	728	109	58.62	425000	CMI	N
3768995409	10	21	E	1	6.625	0	500000	500000	70430	05/01/2007	04/01/2037	3201.55	360	360	C	76.687	WI	04/01/2007	35	CMI	652000	0	1	1	XXXXXXXXX000	3201.55	1	0	0	#	0.000	0.000	0	0.0	0	0	MINOCQUA	54548	44	30.8	36.1		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	689	107	76.69	500000	CMI	N
3769945289	51	21	E	1	6.25	3	510000	509514.92	70430	04/01/2007	03/01/2037	3140.16	360	359	C	68	FL	05/01/2007	35	CMI	750000	0	1	1	XXXXXXXX0000	3487.16	1	0	0	#	0.000	0.000	0	0.0	0	0	LK WORTH	33462	50	35.59	39.68		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	725	123	68	509028.48	CMI	N
3769955189	10	21	E	1	6.25	3	793500	792746.45	70430	04/01/2007	03/01/2037	4885.72	360	359	C	45.342	FL	04/01/2007	35	CMI	1750000	0	1	1	XXXXXXXX0000	6993.72	1	0	0	#	0.000	0.000	0	0.0	0	0	FORT LAUDERDALE	33301	6	29.42	30.19		01/30/2007	0	N	0	10	0	04/01/2007	04/12/2007	736	123	45.34	792746.45	CMI	N
3769955279	21	11	P	1	6.25	3	612000	610835.6	70430	03/01/2007	02/01/2037	3768.19	360	358	C	80	NY	04/01/2007	35	CMI	765000	0	1	1	XXXXXXXX0000	3768.19	1	0	0	#	0.000	0.000	0	0.0	0	0	LONG ISLAND CITY	11101	41	29.71	31.58		01/25/2007	765000	N	0	10	0	04/01/2007	04/12/2007	749	115	90	610835.6	CMI	N
3770916619	10	13	P	1	6.375	3	196000	193368.4	70415	01/01/2007	12/01/2021	1693.93	180	176	C	80	TX	04/01/2007	31	CMI	245000	0	1	1	XXXXXX000110	2112.26	1	0	0	#	0.000	0.000	0	0.0	0	0	PORT O'CONNOR	77982	29	9.87	24.03		11/09/2006	245000	N	0	10	0	04/01/2007	04/12/2007	661	122	80	193368.4	CMI	N
3774976209	38	11	P	1	6.5	3	301000	298336.9	70430	08/01/2006	07/01/2036	1902.52	360	351	C	56.261	NY	04/01/2007	35	CMI	550000	0	1	1	000000000000	1902.52	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	17.85	38.5		06/23/2006	535000	N	0	10	0	04/01/2007	04/12/2007	686	114	74.95	298336.9	CMI	N
3778905209	10	11	P	1	6.5	3	655200	654607.69	70430	04/01/2007	03/01/2037	4141.31	360	359	C	80	FL	04/01/2007	35	CMI	825000	0	1	1	XXXXXXXXX000	5102.31	1	0	0	#	0.000	0.000	0	0.0	0	0	FT LAUDERDALE	33301	6	23.75	28.69		02/21/2007	819000	N	0	10	0	04/01/2007	04/12/2007	693	107	80	654607.69	CMI	N
3778905699	50	11	P	1	6.375	3	660800	660800	70433	04/01/2007	03/01/2037	3510.5	360	359	C	80	CA	04/01/2007	567	CMI	826000	0	1	1	XXXXXXXXX000	3510.5	1	0	0	#	6.375	0.000	3510.5	999.0	0	444	SAN RAFAEL	94901	21	27.42	28.4		02/09/2007	826000	N	0	10	811	04/01/2007	04/12/2007	780	116	95	660800	CMI	N
3778925889	11	21	N	1	6.375	3	443000	443000	70433	04/01/2007	03/01/2037	2353.44	360	359	C01	70.317	DC	03/01/2007	567	CMI	630000	0	1	1	XXXXXXXXX000	2844.44	1	0	0	#	6.375	0.000	2353.44	999.0	0	444	WASHINGTON	20001	1	43.78	45.91		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	732	107	70.32	443000	CMI	N
3778955599	50	11	P	1	5.5	3	446400	446400	70433	04/01/2007	03/01/2037	2046	360	359	C	80	PR	04/01/2007	567	CMI	560000	0	1	1	XXXXXXXXX000	2214	1	0	0	#	5.500	0.000	2046	999.0	0	444	CAGUAS	0 727	5	28.92	37.77		02/27/2007	558000	N	0	10	0	04/01/2007	04/12/2007	778	115	80	446400	CMI	N
3778975949	50	11	P	1	6.25	3	424000	423597.69	70430	04/01/2007	03/01/2037	2610.64	360	359	C	80	AZ	04/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	2910.64	1	0	0	#	0.000	0.000	0	0.0	0	0	PEORIA	85383	7	27.28	44.93		02/26/2007	530000	N	0	10	0	04/01/2007	04/12/2007	729	122	94.99	423597.69	CMI	N
3778985169	50	11	P	1	6.5	3	538000	537373.17	70433	03/01/2007	02/01/2037	2910.77	360	358	C	74.206	NV	04/01/2007	567	CMI	750000	0	1	1	XXXXXXXXX000	3369.77	1	0	0	#	6.500	0.000	2914.17	999.0	0	444	RENO	89511	16	22.75	39.67		01/29/2007	725000	N	0	10	0	04/01/2007	04/12/2007	806	114	74.21	537373.17	CMI	N
3778985459	10	11	P	1	6.25	3	1100000	1092956.27	70430	04/01/2007	03/01/2037	6772.89	360	359	C	72.249	NY	04/01/2007	35	CMI	1550000	0	1	1	XXXXXXXXX000	7420.89	1	0	0	#	0.000	0.000	0	0.0	0	0	BRIDGEHAMPTON	11932	52	0	0		02/27/2007	1522500	N	0	10	0	04/01/2007	04/12/2007	784	122	72.25	1092956.27	CMI	N
3778985729	10	21	E	1	6.75	3	539000	539000	70433	04/01/2007	03/01/2037	3031.88	360	359	C	70	NM	04/01/2007	567	CMI	770000	0	1	1	XXXXXXXXX000	3563.88	1	0	0	#	6.750	0.000	3031.88	999.0	0	444	ALBUQUERQUE	87104	1	24.11	25.4		02/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	782	107	70	539000	CMI	N
3781946699	50	11	P	1	6.125	3	602277	599320.07	70435	12/01/2006	11/01/2036	3659.5	360	355	C01	79.999	AZ	03/01/2007	35	CMI	770000	0	1	1	XXXX00000000	4213.5	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85045	7	28.94	44.41		10/20/2006	752847	N	0	10	0	04/01/2007	04/12/2007	802	118	83.98	599917.49	CMI	N
3787935369	50	21	N	1	6.375	3	444000	443588.77	70430	04/01/2007	03/01/2037	2769.98	360	359	C01	80	LA	03/01/2007	35	CMI	555000	0	1	1	XXXXXXXXXXX0	2966.98	1	0	0	#	0.000	0.000	0	0.0	0	0	PRAIRIEVILLE	70769	3	21.04	22.32		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	697	104	80	444000	CMI	N
3787965049	10	11	P	1	6.375	3	632000	631641.5	70433	04/01/2007	03/01/2037	3355.6	360	359	C	80	MA	04/01/2007	567	CMI	800000	0	1	1	XXXXXXXXXXX0	3639.6	1	0	0	#	6.375	0.000	3357.5	999.0	0	444	SOUTHWICK	1077	7	28.01	39.74		03/02/2007	790000	N	0	10	0	04/01/2007	04/12/2007	704	107	85	631641.5	CMI	N
3788915709	10	11	P	1	6.375	3	625000	625000	70433	04/01/2007	03/01/2037	3320.31	360	359	C	59.523	MD	04/01/2007	567	CMI	1070000	0	1	1	XXXXXXXXX000	4082.31	1	0	0	#	6.375	0.000	3320.31	999.0	0	444	BETHESDA	20817	16	18.99	20.88		02/26/2007	1050000	N	0	10	0	04/01/2007	04/12/2007	696	110	59.52	625000	CMI	N
3788955869	10	11	P	1	6	3	500000	499502.25	70430	04/01/2007	03/01/2037	2997.75	360	359	C01	66.666	TX	03/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	4017.75	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75287	43	13.37	13.37		02/14/2007	750000	N	0	146	992	04/01/2007	04/12/2007	697	122	66.67	500000	CMI	Y
3788975189	10	11	P	1	5.875	3	648750	647999	70435	04/01/2007	03/01/2037	3837.6	360	359	C	75	CA	04/01/2007	35	CMI	866000	0	1	1	XXXXXXXXX000	3837.6	1	4	0	#	5.875	0.000	3837.6	0.0	0	888	LOS ANGELES	91304	19	30.18	34.19		02/15/2007	865000	Y	0	10	0	04/01/2007	04/12/2007	722	118	95	647999	CMI	N
3788975539	10	21	N	1	6.625	3	720000	720000	70433	04/01/2007	03/01/2037	3975	360	359	C	80	MA	04/01/2007	567	CMI	900000	0	1	1	XXXXXXXXX000	5061	1	0	0	#	6.625	0.000	3975	999.0	0	444	WAYLAND	1778	9	36.39	40.24		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	717	123	85.56	720000	CMI	N
3788975639	31	11	P	1	6.375	3	500000	499536.9	70430	04/01/2007	03/01/2037	3119.35	360	359	C	45.454	MA	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	3760.35	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2210	13	21.24	34.94		02/16/2007	1100000	N	0	146	992	04/01/2007	04/12/2007	799	110	45.45	499536.9	CMI	Y
3788995449	10	11	P	1	5.875	3	520000	520000	70430	05/01/2007	04/01/2037	3076	360	360	C	80	NY	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXXX000	3424	1	0	0	#	0.000	0.000	0	0.0	0	0	FRESH MEADOWS	11365	41	21.34	29.9		03/15/2007	650000	N	0	10	0	04/01/2007	04/12/2007	692	115	80	520000	CMI	N
3789905729	10	21	N	1	6.125	3	520000	518986.62	70430	03/01/2007	02/01/2037	3159.57	360	358	C	80	CA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXX00000	3714.57	1	0	0	#	0.000	0.000	0	0.0	0	0	PASADENA	91107	19	24.42	32.68		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	704	115	87.69	518986.62	CMI	N
3789955769	10	11	P	1	6	3	725000	724278.26	70430	04/01/2007	03/01/2037	4346.74	360	359	C	65.315	NJ	04/01/2007	35	CMI	1110000	0	1	1	XXXXXXX00000	5670.74	1	0	0	#	0.000	0.000	0	0.0	0	0	CHATHAM	7928	14	0	0		02/09/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	804	111	65.32	724278.26	CMI	N
3789995249	36	21	E	1	6.25	3	700000	697978.18	70430	03/01/2007	02/01/2037	4310.02	360	358	C	56	NY	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXX00000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	20.95	22.68		01/30/2007	0	N	0	10	0	04/01/2007	04/12/2007	767	107	56	697978.18	CMI	N
3798915859	10	21	E	1	6.125	3	490000	488332.98	70415	04/01/2007	03/01/2022	4168.06	180	179	C	52.972	CA	04/01/2007	31	CMI	925000	0	1	1	XXXXXXXXX000	4720.06	1	0	0	#	0.000	0.000	0	0.0	0	0	ENCINITAS	92024	37	17.65	20.16		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	787	117	52.97	488332.98	CMI	N
3798935039	10	21	E	1	6.25	3	700000	699335.81	70430	04/01/2007	03/01/2037	4310.02	360	359	C01	59.574	CT	04/01/2007	35	CMI	1175000	0	1	1	XXXXXXXXX000	5396.02	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	14.77	19.48		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	759	117	59.57	699335.81	CMI	N
3798945179	10	11	P	1	6.625	3	445600	445206.39	70430	04/01/2007	03/01/2037	2853.23	360	359	C	80	NJ	05/01/2007	35	CMI	585000	0	1	1	XXXXXXXXX000	3401.23	1	0	0	#	0.000	0.000	0	0.0	0	0	BEACH HAVEN	8008	15	35.99	56.37		02/09/2007	557000	N	0	10	0	04/01/2007	04/12/2007	794	122	80	444811.07	CMI	N
3798965519	50	21	E	1	6.25	3	734125	733428.43	70430	04/01/2007	03/01/2037	4520.14	360	359	C	61.177	GA	04/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	5221.14	1	0	0	#	0.000	0.000	0	0.0	0	0	DULUTH	30097	67	23.9	39.65		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	740	123	61.18	733428.43	CMI	N
3798975599	50	21	N	1	6.25	3	465000	464950	70433	04/01/2007	03/01/2037	2421.61	360	359	C	72.656	FL	04/01/2007	567	CMI	640000	0	1	1	XXXXXXXXX000	2421.61	1	0	0	#	6.250	0.000	2421.88	999.0	0	444	FT LAUDERDALE	33332	6	31.38	39.06		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	653	107	72.66	464950	CMI	N
3798985039	50	21	N	1	6.25	3	745000	745000	70433	04/01/2007	03/01/2037	3880.21	360	359	C	64.782	CA	04/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXX000	3880.21	1	0	0	#	6.250	0.000	3880.21	999.0	0	444	DANA POINT	92629	30	15.79	16.97		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	772	117	64.78	745000	CMI	N
3951299962	10	11	P	1	6	0	725000	714410.16	70415	01/01/2007	12/01/2021	6117.96	180	176	C01	79.892	UT	03/01/2007	31	CMI	910000	0	1	1	XXXXXXXXXX00	6820.81	1	0	0	#	0.000	0.000	0	0.0	0	0	HIGHLAND	84003	25	17.73	23.81		11/16/2006	907465	N	0	10	0	04/01/2007	04/12/2007	806	122	79.89	716943.4	CMI	N
3991289422	33	11	P	1	6.25	3	593600	593499.48	70433	10/01/2006	09/01/2036	3091.67	360	353	C	80	CA	04/01/2007	567	CMI	742000	0	1	1	XXXXX0000000	3091.67	1	0	0	#	6.250	0.000	3091.67	999.0	0	444	SAN FRANCISCO	94114	38	31.67	31.84		08/10/2006	742000	N	0	10	0	04/01/2007	04/12/2007	745	122	80	593499.48	CMI	N
4708985019	10	21	N	1	6.5	0	528000	527522.68	70430	04/01/2007	03/01/2037	3337.32	360	359	C01	80	PA	03/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	4099.32	1	0	0	#	0.000	0.000	0	0.0	0	0	RICHBORO	18954	9	32.79	49.98		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	724	107	80	528000	CMI	N
4708995799	50	11	P	1	7	3	888750	888450	70433	04/01/2007	03/01/2037	5182.63	360	359	C	75	CA	04/01/2007	567	CMI	1185000	0	1	1	XXXXXXXXXX00	5182.63	1	0	0	#	7.000	0.000	5184.38	999.0	0	444	CAMARILLO	93010	56	20.98	26.67		02/23/2007	1185000	N	0	10	0	04/01/2007	04/12/2007	801	122	90	888450	CMI	N
4709915119	10	21	E	8	6.75	0	79200	79009.18	70430	03/01/2007	02/01/2037	513.69	360	358	C	90	IN	04/01/2007	35	CMI	88000	0	1	1	XXXXXXXXX000	622.69	1	0	0	#	0.000	0.000	0	0.0	0	0	EVANSVILLE	47710	82	27.79	34.25	WD	01/25/2007	0	N	25	10	418	04/01/2007	04/12/2007	756	401	90	79009.18	CMI	N
4709925049	10	12	P	1	6.125	3	440000	439572.34	70430	04/01/2007	03/01/2037	2673.49	360	359	C	80	CA	05/01/2007	35	CMI	553000	0	1	1	XXXXXXXXX000	2673.49	1	0	0	#	0.000	0.000	0	0.0	0	0	NEVADA CITY	95959	29	7.16	14.89		02/04/2007	550000	N	0	10	0	04/01/2007	04/12/2007	778	107	80	439142.5	CMI	N
4709925889	36	11	P	1	6.5	0	592000	592000	70430	05/01/2007	04/01/2037	3741.84	360	360	C	49.957	NY	04/01/2007	35	CMI	1185000	0	1	1	XXXXXXXXX000	3741.84	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10017	31	16.07	31.93		03/12/2007	1185000	N	0	10	0	04/01/2007	04/12/2007	698	114	49.96	592000	CMI	N
4709935229	23	12	P	1	6.125	3	544000	544000	70433	05/01/2007	04/01/2037	2776.67	360	360	C	80	NJ	04/01/2007	567	CMI	715000	0	1	1	XXXXXXXXX000	3072.67	1	0	0	#	6.125	0.000	2776.67	999.0	0	444	SEA ISLE CITY	8243	5	4.61	40.81		03/14/2007	680000	N	0	10	0	04/01/2007	04/12/2007	802	115	80	544000	CMI	N
4709955349	50	21	E	1	6.375	3	500000	499536.9	70430	04/01/2007	03/01/2037	3119.35	360	359	C	24.038	CA	04/01/2007	35	CMI	2080000	0	1	1	XXXXXXXXX000	3119.35	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWBURY PARK	91320	56	13.18	13.84		02/26/2007	0	N	0	10	811	04/01/2007	04/12/2007	750	117	24.04	499536.9	CMI	N
4709955429	23	11	P	1	6.25	3	431200	431200	70433	03/01/2007	02/01/2037	2245.83	360	358	C01	80	CA	03/01/2007	567	CMI	544000	0	1	1	XXXXXXXXX000	2245.83	1	0	0	#	6.250	0.000	2245.83	999.0	0	444	BURBANK	91504	19	23.44	36.25		01/26/2007	539000	N	0	10	0	04/01/2007	04/12/2007	762	115	80	431200	CMI	N
4709965899	50	11	P	1	6.75	3	618900	90524	70433	04/01/2007	03/01/2037	509.2	360	359	C	79.997	CA	04/01/2007	567	CMI	800000	0	1	1	XXXXXXXXX000	509.2	1	0	0	#	6.750	0.000	3481.31	999.0	0	444	LAGUNA HILLS	92653	30	25.91	30.88		01/31/2007	773650	N	0	10	0	04/01/2007	04/12/2007	797	115	80	90524	CMI	N
4710926459	21	11	P	1	6.375	3	720000	719333.14	70430	04/01/2007	03/01/2037	4491.86	360	359	C	80	NY	04/01/2007	35	CMI	915000	0	1	1	XXXXXXX00000	5090.86	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	41.17	41.31		02/15/2007	900000	N	0	10	0	04/01/2007	04/12/2007	769	116	80	719333.14	CMI	N
4710956329	36	11	P	1	6.25	3	1000000	1000000	70430	05/01/2007	04/01/2037	6157.17	360	360	C	80	NY	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXX00000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	40.67	43.57		03/12/2007	1250000	N	0	10	0	04/01/2007	04/12/2007	747	116	80	1000000	CMI	N
4711946059	36	11	P	1	6.25	3	946875	945073.46	70430	03/01/2007	02/01/2037	5830.07	360	358	C	50	NY	04/01/2007	35	CMI	1900000	0	1	1	XXXXX0000000	5830.07	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	16.36	21.26		02/01/2007	1893750	N	0	10	0	04/01/2007	04/12/2007	801	116	50	945073.46	CMI	N
4718925229	10	11	P	1	6.25	3	1000000	1000000	70430	05/01/2007	04/01/2037	6157.17	360	360	C	62.494	CA	04/01/2007	35	CMI	1650000	0	1	1	XXXXXXXXXX00	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90036	19	13.48	18.22		03/07/2007	1600130	N	0	10	0	04/01/2007	04/12/2007	787	115	62.49	1000000	CMI	N
4719905839	10	21	E	1	6.25	3	1915000	1911356.49	70430	03/01/2007	02/01/2037	11790.98	360	358	C	49.102	CA	04/01/2007	35	CMI	3900000	0	1	1	XXXXXXXXX000	11790.98	1	0	0	#	0.000	0.000	0	0.0	0	0	ROSS	94957	21	36.21	36.68		01/26/2007	0	N	0	146	992	04/01/2007	04/12/2007	766	123	50.29	1911356.49	CMI	Y
4719915839	10	21	N	1	6.25	3	430500	430024.54	70433	03/01/2007	02/01/2037	2239.71	360	358	C01	72.352	CA	03/01/2007	567	CMI	595000	0	1	1	XXXXXXXXX000	2239.71	1	0	0	#	6.250	0.000	2242.19	999.0	0	444	LA MIRADA	90638	19	31.2	34.91		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	694	107	72.35	430024.54	CMI	N
4719925189	10	21	N	1	6.25	3	992000	991058.76	70430	04/01/2007	03/01/2037	6107.91	360	359	C	80	MN	04/01/2007	35	CMI	1240000	0	1	1	XXXXXXXXX000	6107.91	1	0	0	#	0.000	0.000	0	0.0	0	0	EDINA	55424	27	0	0		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	629	111	80	991058.76	CMI	N
4719925579	10	21	N	1	6.375	3	480000	479355.42	70430	04/01/2007	03/01/2037	2994.58	360	359	C	58.181	NY	04/01/2007	35	CMI	825000	0	1	1	XXXXXXXXX000	4308.58	1	0	0	#	0.000	0.000	0	0.0	0	0	FORT SALONGA	11768	52	5.33	10.39		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	734	115	58.18	479355.42	CMI	N
4719945539	50	21	E	1	6.25	3	588000	587442.08	70430	04/01/2007	03/01/2037	3620.42	360	359	C01	70	CA	03/01/2007	35	CMI	840000	0	1	1	XXXXXXXXX000	3620.42	1	0	0	#	0.000	0.000	0	0.0	0	0	IRVINE	92618	30	15.65	21.34		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	795	117	70	588000	CMI	N
4719955969	50	24	E	1	6.25	3	431500	431090.58	70430	04/01/2007	03/01/2037	2656.82	360	359	C01	47.944	CO	03/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	2816.82	1	0	0	#	0.000	0.000	0	0.0	0	0	PAGOSA SPRINGS	81157	4	22.4	57.55		02/27/2007	0	N	0	146	992	04/01/2007	04/12/2007	721	123	47.94	431500	CMI	Y
4719975119	21	11	P	1	6.25	3	648000	647118	70430	04/01/2007	03/01/2037	3989.85	360	359	C	80	NY	04/01/2007	35	CMI	875000	0	1	1	XXXXXXXXX000	4232.85	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10031	31	39.51	46.24		02/26/2007	810000	N	0	10	0	04/01/2007	04/12/2007	765	107	90	647118	CMI	N
4720926699	36	11	P	1	6.125	3	276000	275462.11	70430	03/01/2007	02/01/2037	1677.01	360	358	C	80	NY	04/01/2007	35	CMI	350000	0	1	1	XXXXXXX00000	1677.01	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10025	31	25.4	28.14		01/29/2007	345000	N	0	10	0	04/01/2007	04/12/2007	783	110	80	275462.11	CMI	N
4720976259	21	11	P	1	6.625	3	688000	688000	70433	03/01/2007	02/01/2037	3798.33	360	358	C	80	NY	04/01/2007	567	CMI	860000	0	1	1	XXXXXXX00000	3798.33	1	0	0	#	6.625	0.000	3798.33	999.0	0	444	BROOKLYN	11211	24	12.95	15.22		02/06/2007	860000	N	0	10	0	04/01/2007	04/12/2007	664	122	89.99	688000	CMI	N
4721976939	36	21	E	1	6.5	0	244000	243110.47	70430	01/01/2007	12/01/2036	1542.25	360	356	C	53.043	NY	04/01/2007	35	CMI	460000	0	1	1	XXXXX0000000	1542.25	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11209	24	32.11	39.17		11/30/2006	0	N	0	10	0	04/01/2007	04/12/2007	756	117	53.04	243110.47	CMI	N
4728915319	50	21	E	1	6.25	3	510000	510000	70430	05/01/2007	04/01/2037	3140.16	360	360	C	69.863	AZ	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXXXX00	3530.16	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85048	7	25.12	26.1		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	641	117	69.86	510000	CMI	N
4728925939	10	21	N	1	6.375	3	650000	650000	70433	04/01/2007	03/01/2037	3453.13	360	359	C	50	NJ	04/01/2007	567	CMI	1300000	0	1	1	XXXXXXXXXX00	5119.13	1	0	0	#	6.375	0.000	3453.13	999.0	0	444	MANALAPAN	7726	13	30.72	42		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	702	107	50	650000	CMI	N
4728975589	50	11	P	1	6.5	3	500000	500000	70430	05/01/2007	04/01/2037	3160.35	360	360	C	78.45	VA	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXXX00	3693.35	1	0	0	#	0.000	0.000	0	0.0	0	0	LORTON	22079	29	23.09	26.55		03/09/2007	637347	N	0	10	0	04/01/2007	04/12/2007	782	107	78.45	500000	CMI	N
4728985319	10	11	P	1	6.25	3	600000	600000	70430	05/01/2007	04/01/2037	3694.31	360	360	C	80	NC	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXXX00	4070.31	1	0	0	#	0.000	0.000	0	0.0	0	0	HENDERSONVILLE	28739	45	25.51	45.5		03/14/2007	750000	N	0	10	0	04/01/2007	04/12/2007	772	107	95	600000	CMI	N
4729945479	10	21	E	1	6.5	3	446000	445191.44	70430	03/01/2007	02/01/2037	2819.02	360	358	C01	79.642	CA	03/01/2007	35	CMI	560000	0	1	1	XXXXXXXXX000	2819.02	1	0	0	#	0.000	0.000	0	0.0	0	0	OXNARD	93030	56	39.83	39.84		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	646	117	79.64	445596.81	CMI	N
4729955659	10	21	N	1	6.375	3	604500	603940.12	70430	04/01/2007	03/01/2037	3771.29	360	359	C	63.631	MD	04/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	4742.29	1	0	0	#	0.000	0.000	0	0.0	0	0	BALTIMORE	21209	3	8.64	14.25		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	632	123	63.63	603940.12	CMI	N
4730936099	10	11	P	1	6.25	3	700000	699335.81	70430	04/01/2007	03/01/2037	4310.02	360	359	C	80	NY	04/01/2007	35	CMI	925000	0	1	1	XXXXXXX00000	6117.02	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAPPAQUA	10514	60	24.08	28.72		02/20/2007	875000	N	0	10	0	04/01/2007	04/12/2007	726	115	93.71	699335.81	CMI	N
4738905239	10	11	P	1	6.25	3	432000	432000	70430	05/01/2007	04/01/2037	2659.9	360	360	C	80	CA	04/01/2007	35	CMI	545000	0	1	1	XXXXXXXXXX00	3212.9	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITTIER	90603	19	35.87	40.96		03/13/2007	540000	N	0	10	0	04/01/2007	04/12/2007	791	115	80	432000	CMI	N
4738905819	10	11	P	1	5.875	3	589900	589900	70430	05/01/2007	04/01/2037	3489.48	360	360	C	62.761	OR	04/01/2007	35	CMI	950000	0	1	1	XXXXXXXXXX00	4423.48	1	0	0	#	0.000	0.000	0	0.0	0	0	GRESHAM	97080	26	22.63	25.62		03/16/2007	939900	N	0	10	0	04/01/2007	04/12/2007	739	107	62.76	589900	CMI	N
4738955769	10	21	N	1	6.375	3	574000	574000	70433	04/01/2007	03/01/2037	3049.38	360	359	C	74.545	CA	04/01/2007	567	CMI	770000	0	1	1	XXXXXXXXXX00	3049.38	1	0	0	#	6.375	0.000	3049.38	999.0	0	444	BURBANK	91506	19	14.37	15.48		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	107	74.54	574000	CMI	N
4738965919	50	21	N	1	6.75	3	471000	471000	70430	05/01/2007	04/01/2037	3054.9	360	360	C	77.213	AZ	04/01/2007	35	CMI	610000	0	1	1	XXXXXXXXXX00	3366.9	1	0	0	#	0.000	0.000	0	0.0	0	0	QUEEN CREEK	85242	7	31.73	38.12		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	681	107	86.56	471000	CMI	N
4738985009	10	21	E	1	6.25	3	464000	464000	70433	05/01/2007	04/01/2037	2416.67	360	360	C	71.384	CA	04/01/2007	567	CMI	650000	0	1	1	XXXXXXXXXX00	2416.67	1	0	0	#	6.250	0.000	2416.67	999.0	0	444	OXNARD	93036	56	22.82	25.94		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	777	117	71.38	464000	CMI	N
4739935039	10	11	P	1	6.25	3	515000	514511.35	70430	04/01/2007	03/01/2037	3170.94	360	359	C	69.594	VT	04/01/2007	35	CMI	740000	0	1	1	XXXXXXXXX000	3170.94	1	0	0	#	0.000	0.000	0	0.0	0	0	SOUTH BURLINGTON	5403	4	17.45	27.51		02/08/2007	740000	N	0	10	0	04/01/2007	04/12/2007	801	107	69.59	514511.35	CMI	N
4741906459	50	11	P	1	5.875	3	500000	499473.25	70435	04/01/2007	03/01/2037	2957.69	360	359	C	74.294	CA	04/01/2007	35	CMI	675000	0	1	1	XXXXX0000000	2957.69	1	4	0	#	5.875	0.000	2957.69	0.0	0	888	PLEASANT HL	94523	7	50.42	51.43		02/09/2007	673000	Y	0	10	0	04/01/2007	04/12/2007	634	112	89.15	499473.25	CMI	N
4748965489	50	11	P	1	6.375	0	708000	707600	70433	04/01/2007	03/01/2037	3759.13	360	359	C	80	FL	04/01/2007	567	CMI	980000	0	1	1	XXXXXXXXXX00	3759.13	1	0	0	#	6.375	0.000	3761.25	999.0	0	444	DELRAY BEACH	33446	50	28.41	36.43		03/05/2007	885000	N	0	10	0	04/01/2007	04/12/2007	769	115	94.97	707600	CMI	N
4748975069	10	21	E	1	6.625	3	595000	595000	70430	05/01/2007	04/01/2037	3809.85	360	360	C	70	MN	04/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3809.85	1	0	0	#	0.000	0.000	0	0.0	0	0	MENDOTA HEIGHTS	55118	19	19.01	25.04		03/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	749	104	70	595000	CMI	N
4750956199	10	11	P	1	6.25	0	500000	499525.58	70430	04/01/2007	03/01/2037	3078.59	360	359	C	80	CT	04/01/2007	35	CMI	636000	0	1	1	XXXXXX000000	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFIELD	6824	1	0	0		02/28/2007	625000	N	0	10	0	04/01/2007	04/12/2007	703	115	80	499525.58	CMI	N
4750956509	21	11	P	1	6.125	3	461000	461000	70430	05/01/2007	04/01/2037	2801.08	360	360	C	79.997	NY	04/01/2007	35	CMI	580000	0	1	1	XXXXXX000000	3394.08	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10001	31	0	0		03/13/2007	576269	N	0	10	0	04/01/2007	04/12/2007	705	122	80	461000	CMI	N
4751946659	10	21	N	1	6.25	3	1256000	1217800.59	70415	12/01/2006	11/01/2016	14102.38	120	115	C	22.836	CA	04/01/2007	31	CMI	5500000	0	1	1	XXXX00000000	14102.38	1	0	0	#	0.000	0.000	0	0.0	0	0	ATHERTON	94027	41	13.25	24.38		10/03/2006	0	N	0	10	0	04/01/2007	04/12/2007	751	115	29.21	1217800.59	CMI	N
4758925859	10	11	P	1	6.25	3	698400	697737.33	70430	04/01/2007	03/01/2037	4300.17	360	359	C	80	NJ	04/01/2007	35	CMI	885000	0	1	1	XXXXXXXXXX00	4895.17	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGEWOOD	7450	2	12.41	16.72		02/28/2007	873000	N	0	10	0	04/01/2007	04/12/2007	766	115	80	697737.33	CMI	N
4758925869	10	21	E	1	6.75	3	526000	526000	70433	04/01/2007	03/01/2037	2958.75	360	359	C	69.256	CA	04/01/2007	567	CMI	759500	0	1	1	XXXXXXXXXX00	2958.75	1	0	0	#	6.750	0.000	2958.75	999.0	0	444	LOS ANGELES	90041	19	23.27	36.64		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	788	107	69.26	526000	CMI	N
4758925949	50	21	E	1	6.375	3	447000	447000	70430	05/01/2007	04/01/2037	2788.7	360	360	C	64.782	CA	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXXXX00	2829.7	1	0	0	#	0.000	0.000	0	0.0	0	0	ALISO VIEJO	92656	30	38.46	42.68		03/09/2007	0	N	0	10	811	04/01/2007	04/12/2007	763	117	64.78	447000	CMI	N
4758935689	10	11	P	1	6.25	3	1105000	1105000	70433	04/01/2007	03/01/2037	5755.21	360	359	C01	64.809	CA	03/01/2007	567	CMI	1705000	0	1	1	XXXXXXXXXX00	5755.21	1	0	0	#	6.250	0.000	5755.21	999.0	0	444	PIEDMONT	94611	1	29.18	32.52		02/14/2007	1705000	N	0	10	0	04/01/2007	04/12/2007	768	115	64.81	1105000	CMI	N
4758945619	10	11	P	1	6.25	3	539000	539000	70433	05/01/2007	04/01/2037	2807.29	360	360	C	68.439	OH	04/01/2007	567	CMI	795000	0	1	1	XXXXXXXXXX00	3100.29	1	0	0	#	6.250	0.000	2807.29	999.0	0	444	CINCINNATI	45244	31	22.66	39.77		03/23/2007	787552	N	0	10	0	04/01/2007	04/12/2007	780	107	88.76	539000	CMI	N
4758955359	50	12	P	1	6.375	3	700000	699351.66	70430	04/01/2007	03/01/2037	4367.09	360	359	C	76.754	AZ	04/01/2007	35	CMI	915000	0	1	1	XXXXXXXXXX00	4967.09	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85750	10	4.97	27.16		03/01/2007	912000	N	0	10	0	04/01/2007	04/12/2007	766	114	76.75	699351.66	CMI	N
4758965599	10	21	N	1	6.125	3	421200	421200	70430	05/01/2007	04/01/2037	2559.26	360	360	C	57.306	CA	04/01/2007	35	CMI	735000	0	1	1	XXXXXXXXXX00	2559.26	1	0	0	#	0.000	0.000	0	0.0	0	0	ORANGE	92865	30	11.05	24		03/02/2007	0	N	0	146	992	04/01/2007	04/12/2007	761	110	57.31	421200	CMI	Y
4758985339	50	21	N	1	6.375	3	510000	508944.4	70430	04/01/2007	03/01/2027	3764.98	240	239	C	69.387	CA	04/01/2007	35	CMI	735000	0	1	1	XXXXXXXXXX00	3764.98	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA ROSA	95404	49	10.96	17.95		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	780	107	69.39	508944.4	CMI	N
4758995499	10	21	E	1	6.25	0	595000	594098.96	70430	04/01/2007	03/01/2037	3663.52	360	359	C	62.763	CA	04/01/2007	35	CMI	948000	0	1	1	XXXXXXXXXX00	3663.52	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94122	38	14.57	34.62		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	765	123	62.76	594098.96	CMI	N
4759905679	23	12	P	1	6.25	3	398000	397622.37	70430	04/01/2007	03/01/2037	2450.55	360	359	C01	80	WA	04/01/2007	35	CMI	398000	0	1	1	XXXXXXXX0000	2610.55	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLINGHAM	98225	37	2.26	6.58	DC	02/05/2007	398000	N	0	146	992	04/01/2007	04/12/2007	743	110	100	397622.37	CMI	Y
4759935929	21	11	P	1	6.375	3	604000	603440.58	70430	04/01/2007	03/01/2037	3768.17	360	359	C01	77.684	NY	03/01/2007	35	CMI	900000	0	1	1	XXXXXXXX0000	3768.17	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	23.29	26.86		02/22/2007	777500	N	0	10	0	04/01/2007	04/12/2007	740	115	82.7	604000	CMI	N
4767905449	50	21	E	1	6.625	3	210000	210000	70433	05/01/2007	04/01/2037	1159.38	360	360	C	75	MT	04/01/2007	567	CMI	280000	0	1	1	XXXXXXXXXXX0	1326.38	1	0	0	#	6.625	0.000	1159.38	999.0	0	444	LAKESIDE	59922	15	33.17	33.95		03/14/2007	0	N	0	10	421	04/01/2007	04/12/2007	700	411	75	210000	CMI	N
4768975049	10	21	E	1	6.25	3	475000	474549.3	70430	04/01/2007	03/01/2037	2924.66	360	359	C	65.972	CA	04/01/2007	35	CMI	720000	0	1	1	XXXXXXXXXX00	2924.66	1	0	0	#	0.000	0.000	0	0.0	0	0	ANAHEIM	92808	30	23.65	39.18		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	702	117	65.97	474549.3	CMI	N
4768985049	10	21	E	1	6.375	3	462000	461322.11	70430	04/01/2007	03/01/2037	2882.27	360	359	C	57.75	NY	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	2882.27	1	0	0	#	0.000	0.000	0	0.0	0	0	BAYSIDE	11360	41	49.69	51.74		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	764	107	57.75	461322.11	CMI	N
4769925359	50	11	P	1	6.375	3	640000	640000	70433	03/01/2007	02/01/2037	3400	360	358	C	80	IL	04/01/2007	567	CMI	825000	0	1	1	XXXXXXXX0000	3400	1	0	0	#	6.375	0.000	3400	999.0	0	444	SOUTH BARRINGTON	60010	16	20.4	20.53		01/26/2007	800000	N	0	10	0	04/01/2007	04/12/2007	783	107	90	640000	CMI	N
4769945149	10	11	P	1	6.125	3	1000000	998051.16	70430	03/01/2007	02/01/2037	6076.11	360	358	C	43.196	CT	04/01/2007	35	CMI	2350000	0	1	1	XXXXXXXX0000	7921.11	1	0	0	#	0.000	0.000	0	0.0	0	0	DARIEN	6820	1	40.56	65.55		01/31/2007	2315000	N	0	146	993	04/01/2007	04/12/2007	692	122	43.2	998051.16	CMI	Y
4769945879	10	21	N	1	6.25	3	480000	479544.56	70430	04/01/2007	03/01/2037	2955.44	360	359	C01	64	DC	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXX0000	3276.44	1	0	0	#	0.000	0.000	0	0.0	0	0	WASHINGTON	20002	1	26.88	35.56		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	679	107	64	479544.56	CMI	N
4769965839	50	21	N	1	6.25	3	704000	702660.56	70430	03/01/2007	02/01/2037	4334.65	360	358	C	35.2	CA	04/01/2007	35	CMI	2000000	0	1	1	XXXXXXXX0000	4334.65	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94566	1	47.12	50.68		01/26/2007	0	N	0	146	992	04/01/2007	04/12/2007	765	123	40.2	702660.56	CMI	Y
4778905559	10	21	N	1	6.25	3	491200	491200	70433	04/01/2007	03/01/2037	2558.33	360	359	C	80	FL	04/01/2007	567	CMI	614000	0	1	1	XXXXXXXXX000	2558.33	1	0	0	#	6.250	0.000	2558.33	999.0	0	444	OCALA	34476	42	38.03	40.79		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	681	107	80	491200	CMI	N
4778945079	10	11	P	1	6.25	3	600000	597980.46	70415	04/01/2007	03/01/2022	5144.54	180	179	C	47.318	CA	04/01/2007	31	CMI	1268000	0	1	1	XXXXXXXXX000	5144.54	1	0	0	#	0.000	0.000	0	0.0	0	0	ARCADIA	91007	19	15.16	16.5		02/06/2007	1268000	N	0	10	0	04/01/2007	04/12/2007	793	115	47.32	597980.46	CMI	N
4778945509	10	11	P	1	6.125	3	644000	643374.07	70430	04/01/2007	03/01/2037	3913.01	360	359	C	70	MA	04/01/2007	35	CMI	920000	0	1	1	XXXXXXXXX000	5058.01	1	0	0	#	0.000	0.000	0	0.0	0	0	SUDBURY	1776	9	15.54	18.52		02/26/2007	920000	N	0	10	0	04/01/2007	04/12/2007	750	107	78.15	643374.07	CMI	N
4778945569	10	11	P	1	6.375	3	516000	515521.48	70430	04/01/2007	03/01/2037	3219.17	360	359	C	80	MA	04/01/2007	35	CMI	655000	0	1	1	XXXXXXXXX000	3909.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LEXINGTON	2421	9	30.23	30.23		02/26/2007	645000	N	0	10	0	04/01/2007	04/12/2007	809	122	90	515521.48	CMI	N
4778965729	10	21	E	1	6.25	3	480000	478690.13	70430	04/01/2007	03/01/2037	2955.44	360	359	C01	80	CA	03/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	2955.44	1	0	0	#	0.000	0.000	0	0.0	0	0	RIVERSIDE	92506	33	20.87	30.88		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	669	117	80	479150	CMI	N
4779926969	36	11	P	8	6	3	118800	116835.05	70430	01/01/2006	12/01/2035	712.27	360	344	C	90	NY	04/01/2007	35	CMI	132000	0	1	1	000000000000	908.75	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	37.83	47.26	DD	11/04/2005	132500	N	25	207	0	04/01/2007	04/12/2007	667	107	90	116835.05	CMI	N
4779985959	21	12	P	1	5.875	3	805000	802202.35	70415	04/01/2007	03/01/2022	6738.8	180	179	C	70	NY	04/01/2007	31	CMI	1150000	0	1	1	XXXXXXXX0000	7516.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	1.87	15.33		02/23/2007	1150000	N	0	146	993	04/01/2007	04/12/2007	798	115	70	802202.35	CMI	Y
4785956389	10	21	E	1	6.25	3	160000	155490.32	70430	04/01/2006	03/01/2026	1169.49	240	227	C01	80	PR	03/01/2007	35	CMI	200000	0	1	1	000000000000	1306.37	1	0	0	#	0.000	0.000	0	0.0	0	0	MANATI	0 674	5	10.04	30.64		02/24/2006	0	N	0	10	0	04/01/2007	04/12/2007	661	123	80	155848.1	CMI	N
4788905229	10	21	N	1	6.25	3	472000	471052.14	70430	04/01/2007	03/01/2037	2906.19	360	359	C	57.56	CA	04/01/2007	35	CMI	820000	0	1	1	XXXXXXXXX000	2906.19	1	0	0	#	0.000	0.000	0	0.0	0	0	BURLINGAME	94010	41	18.93	36.28		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	109	57.56	471052.14	CMI	N
4788905499	50	11	P	1	6.125	3	517500	516997.03	70435	04/01/2007	03/01/2037	3144.38	360	359	C	77.528	CA	04/01/2007	35	CMI	667500	0	1	1	XXXXXXXXX000	3144.38	1	0	0	#	0.000	0.000	0	0.0	0	0	MOORPARK	93021	56	22.97	23.07		02/15/2007	667500	N	0	10	0	04/01/2007	04/12/2007	737	118	77.53	516997.03	CMI	N
4788915589	10	21	N	1	6.875	3	545000	529542.14	70430	04/01/2007	03/01/2037	3580.26	360	359	C	61.235	IL	04/01/2007	35	CMI	890000	0	1	1	XXXXXXXXX000	3580.26	1	0	0	#	0.000	0.000	0	0.0	0	0	SAINT CHARLES	60175	45	35.88	40.8		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	696	104	61.24	529542.14	CMI	N
4788935159	23	11	P	1	6.75	3	684000	683411.09	70430	04/01/2007	03/01/2037	4436.41	360	359	C	80	CA	04/01/2007	35	CMI	684000	0	1	1	XXXXXXXXX000	5091.41	3	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90028	19	37.85	43.66	DC	02/27/2007	684000	N	0	10	0	04/01/2007	04/12/2007	702	110	100	683411.09	CMI	N
4788935849	10	21	E	1	6.375	3	436000	435596.18	70430	04/01/2007	03/01/2037	2720.07	360	359	C	48.444	CA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	2720.07	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94127	38	37.33	39.77		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	679	117	48.44	435596.18	CMI	N
4789995269	36	11	P	8	6.25	0	202500	201725.41	70430	01/01/2007	12/01/2036	1246.83	360	356	C	90	NY	04/01/2007	35	CMI	225000	0	1	1	XXXXXXX00000	1311.83	1	0	0	#	0.000	0.000	0	0.0	0	0	HARTSDALE	10530	60	18.53	22.4	DD	11/15/2006	225000	N	25	10	0	04/01/2007	04/12/2007	789	107	90	201725.41	CMI	N
4790986319	36	21	E	1	6.5	3	125000	124659.14	70430	02/01/2007	01/01/2037	790.09	360	357	C	48.076	NY	04/01/2007	35	CMI	260000	0	1	1	XXXXXX000000	790.09	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITE PLAINS	10603	60	33.47	44.16		12/04/2006	0	N	0	151	0	04/01/2007	04/12/2007	789	107	48.08	124659.14	CMI	N
4798925129	10	21	N	1	7.75	3	511000	510276.35	70430	03/01/2007	02/01/2037	3660.87	360	358	C	79.843	CA	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXX000	3660.87	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94555	1	44.75	49.01		01/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	770	123	79.84	510276.35	CMI	N
4798925779	10	21	E	1	6.625	3	500000	499558.87	70430	04/01/2007	03/01/2037	3201.55	360	359	C	59.88	CA	04/01/2007	35	CMI	835000	0	1	1	XXXXXXXXX000	3201.55	1	0	0	#	0.000	0.000	0	0.0	0	0	CERRITOS	90703	19	38.23	38.4		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	694	107	59.88	499558.87	CMI	N
4798965199	50	11	P	1	5.75	3	560000	558033.03	70415	04/01/2007	03/01/2022	4650.3	180	179	C	80	TX	04/01/2007	31	CMI	866000	0	1	1	XXXXXXXXX000	4650.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BRYAN	77802	21	28.09	31.16		02/20/2007	700000	N	0	10	0	04/01/2007	04/12/2007	795	115	80	558033.03	CMI	N
4798965629	10	11	P	1	6.375	3	608000	607436.87	70430	04/01/2007	03/01/2037	3793.13	360	359	C	80	SC	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	4363.13	1	0	0	#	0.000	0.000	0	0.0	0	0	MURRELLS INLET	29576	22	13.47	48.33		02/09/2007	760000	N	0	10	0	04/01/2007	04/12/2007	759	104	80	607436.87	CMI	N
4798985069	10	11	P	1	6.5	3	920000	920000	70433	04/01/2007	03/01/2037	4983.33	360	359	C	80	CA	04/01/2007	567	CMI	1156000	0	1	1	XXXXXXXXX000	4983.33	1	0	0	#	6.500	0.000	4983.33	999.0	0	444	DAVIS	95616	57	30.41	41.46		02/05/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	776	115	90	920000	CMI	N
4798995319	10	21	N	1	6.125	3	931960	928789.4	70415	04/01/2007	03/01/2022	7927.48	180	179	C	26.627	VA	04/01/2007	31	CMI	3500000	0	1	1	XXXXXXXXX000	7927.48	1	0	0	#	0.000	0.000	0	0.0	0	0	CHARLOTTESVILLE	22901	2	8.54	10.63		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	724	115	28.77	928789.4	CMI	N
4798995849	10	21	N	1	6.375	3	608000	607436.87	70430	04/01/2007	03/01/2037	3793.13	360	359	C	80	MN	04/01/2007	35	CMI	760000	0	1	1	XXXXXXXXX000	3939.13	1	0	0	#	0.000	0.000	0	0.0	0	0	OAK GROVE	55304	2	22.51	33.58		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	759	107	80	607436.87	CMI	N
4951299962	10	21	E	1	6	0	447000	439237.56	70415	12/01/2006	11/01/2021	3772.04	180	175	C	75.126	CA	04/01/2007	31	CMI	595000	0	1	1	XXXXXXXXXX00	4147.88	1	0	0	#	0.000	0.000	0	0.0	0	0	VACAVILLE	95687	48	32.29	40.89		10/25/2006	0	N	0	10	0	04/01/2007	04/12/2007	707	123	75.13	439237.56	CMI	N
4991289272	10	11	P	1	6.5	0	540000	536526.78	70430	10/01/2006	09/01/2036	3413.17	360	353	C	80	CA	04/01/2007	35	CMI	675000	0	1	1	XXXXX0000000	4242.4	1	0	0	#	0.000	0.000	0	0.0	0	0	SACRAMENTO	95818	34	10.91	15.71		08/09/2006	675000	N	0	10	0	04/01/2007	04/12/2007	735	122	80	536526.78	CMI	N
5700916219	36	21	E	1	6.25	3	100000	99905.11	70430	04/01/2007	03/01/2037	615.72	360	359	C	6.25	NY	04/01/2007	35	CMI	1600000	0	1	1	XXXXXXX00000	615.72	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10128	31	24.58	25.9		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	788	117	6.25	99905.11	CMI	N
5701936599	23	21	N	1	6.125	3	355000	353257.1	70430	12/01/2006	11/01/2036	2157.02	360	355	C	78.021	IL	04/01/2007	35	CMI	455000	0	1	1	XXXXX0000000	2549.02	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	29.15	30.59		10/23/2006	0	N	0	10	0	04/01/2007	04/12/2007	785	107	78.02	353257.1	CMI	N
5709905699	10	11	P	1	5.875	3	483214	482721.35	70435	04/01/2007	03/01/2037	2858.39	360	359	C	79.999	WA	04/01/2007	35	CMI	605000	0	1	1	XXXXXXXXX000	3234.39	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98117	17	28.08	33.25		02/13/2007	604018	N	0	10	0	04/01/2007	04/12/2007	750	118	95	482721.35	CMI	N
5709925029	10	21	N	1	6.25	3	983000	981129.72	70430	03/01/2007	02/01/2037	6052.5	360	358	C01	62.412	CA	03/01/2007	35	CMI	1575000	0	1	1	XXXXXXXXX000	6052.5	1	0	0	#	0.000	0.000	0	0.0	0	0	SARATOGA	95070	43	31.27	33.83		01/29/2007	0	N	0	10	0	04/01/2007	04/12/2007	692	115	62.41	982067.29	CMI	N
5709955449	50	21	E	1	6.5	3	1000000	1000000	70433	05/01/2007	04/01/2037	5416.67	360	360	C	50	CA	04/01/2007	567	CMI	2000000	0	1	1	XXXXXXXXX000	5416.67	1	0	0	#	6.500	0.000	5416.67	999.0	0	444	WESTLAKE VIILLAGE	91362	56	18.6	28.82		03/08/2007	0	N	0	10	811	04/01/2007	04/12/2007	768	117	50	1000000	CMI	N
5709965439	50	11	P	1	6.375	3	496000	495540.61	70430	04/01/2007	03/01/2037	3094.39	360	359	C	80	FL	04/01/2007	35	CMI	635000	0	1	1	XXXXXXXXX000	4299.39	1	0	0	#	0.000	0.000	0	0.0	0	0	PLANTATION	33324	6	35.6	40.81		02/09/2007	620000	N	0	10	811	04/01/2007	04/12/2007	770	122	80	495540.61	CMI	N
5709975109	10	21	E	1	6	3	450000	449551.46	70430	04/01/2007	03/01/2037	2697.98	360	359	C	56.25	NC	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXXX000	3215.98	1	0	0	#	0.000	0.000	0	0.0	0	0	KENANSVILLE	28349	31	11.05	26.63		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	746	104	56.25	449551.46	CMI	N
5710916789	36	11	P	1	6.25	3	464000	463559.74	70430	04/01/2007	03/01/2037	2856.93	360	359	C	80	NY	04/01/2007	35	CMI	580000	0	1	1	XXXXXXX00000	2856.93	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10002	31	19.77	20.87		02/06/2007	580000	N	0	10	0	04/01/2007	04/12/2007	769	107	80	463559.74	CMI	N
5710996429	36	21	N	1	6.375	3	1500000	997343.75	70433	03/01/2007	02/01/2037	5298.39	360	358	C	63.157	NY	04/01/2007	567	CMI	2375000	0	1	1	XXXXXXX00000	5298.39	1	0	0	#	6.375	0.000	7968.75	999.0	0	444	NEW YORK	10028	31	9.25	16.48		01/18/2007	0	N	0	10	0	04/01/2007	04/12/2007	777	123	63.16	997343.75	CMI	N
5718985839	50	21	E	1	6.5	3	687500	687500	70433	04/01/2007	03/01/2037	3723.96	360	359	C01	50	AZ	04/01/2007	567	CMI	1375000	0	1	1	XXXXXXXXXX00	4223.96	1	0	0	#	6.500	0.000	3723.96	999.0	0	444	SCOTTSDALE	85255	7	16.29	24.61		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	710	123	50	687500	CMI	N
5719985539	10	11	P	1	6.125	3	421000	420179.54	70430	03/01/2007	02/01/2037	2558.04	360	358	C	71.355	FL	04/01/2007	35	CMI	605000	0	1	1	XXXXXXXXX000	2558.04	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI	33168	13	38.02	43.47		01/31/2007	590000	N	0	10	811	04/01/2007	04/12/2007	773	115	71.36	420179.54	CMI	N
5719995949	10	21	E	1	6.25	3	465000	464115.3	70430	03/01/2007	02/01/2037	2863.08	360	358	C	69.402	CA	04/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3157.08	1	0	0	#	0.000	0.000	0	0.0	0	0	MARTINEZ	94553	7	29.95	33.89		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	645	107	69.4	464115.3	CMI	N
5720907439	36	21	E	1	5.375	3	250000	233049.14	70415	11/01/2005	10/01/2020	2026.16	180	162	C	55.555	NY	04/01/2007	31	CMI	450000	0	1	1	000000000000	2026.16	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	19.93	25.96		09/14/2005	0	N	0	10	0	04/01/2007	04/12/2007	797	107	55.56	233049.14	CMI	N
5720916789	10	11	P	1	6	3	668710	667375.27	70435	03/01/2007	02/01/2037	4009.25	360	358	C	79.999	NJ	04/01/2007	35	CMI	837000	0	1	1	XXXXXXX00000	5063.25	1	0	0	#	0.000	0.000	0	0.0	0	0	WARREN	7059	18	34.91	42.53		01/26/2007	835888	N	0	10	0	04/01/2007	04/12/2007	0	112	85	667375.27	CMI	N
5720986499	36	11	P	1	6.25	3	280000	279467.26	70430	03/01/2007	02/01/2037	1724.01	360	358	C	68.292	NY	04/01/2007	35	CMI	410000	0	1	1	XXXXXXX00000	1724.01	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	27.85	28.18		01/31/2007	410000	N	0	10	0	04/01/2007	04/12/2007	654	115	68.29	279467.26	CMI	N
5720996109	21	11	P	1	6.125	3	640000	639377.96	70430	04/01/2007	03/01/2037	3888.71	360	359	C	79.012	NY	04/01/2007	35	CMI	810000	0	1	1	XXXXXXX00000	4394.71	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10038	31	0	0		02/21/2007	810000	N	0	10	0	04/01/2007	04/12/2007	735	115	79.01	639377.96	CMI	N
5720996179	10	11	P	1	5.75	3	600000	598744.12	70435	03/01/2007	02/01/2037	3501.44	360	358	C	75	NY	04/01/2007	35	CMI	800000	0	1	1	XXXXXXX00000	3501.44	1	0	0	#	0.000	0.000	0	0.0	0	0	MENANDS	12204	1	15	16.29		01/31/2007	800000	N	0	10	0	04/01/2007	04/12/2007	791	118	75	598744.12	CMI	N
5728945479	50	11	P	1	5.375	3	417000	417000	70435	05/01/2007	04/01/2037	2335.08	360	360	C	69.79	IN	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	2949.08	1	0	0	#	0.000	0.000	0	0.0	0	0	CARMEL	46032	29	16.8	19.89		03/15/2007	597500	N	0	10	0	04/01/2007	04/12/2007	640	118	80	417000	CMI	N
5728945719	10	11	P	1	6.25	3	658000	658000	70430	05/01/2007	04/01/2037	4051.42	360	360	C	80	CA	04/01/2007	35	CMI	875000	0	1	1	XXXXXXXXXX00	4051.42	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN MATEO	94403	41	19.92	28.38		03/02/2007	822500	N	0	10	0	04/01/2007	04/12/2007	778	115	95	658000	CMI	N
5728955589	50	11	P	1	6.25	3	425000	424596.74	70430	04/01/2007	03/01/2037	2616.8	360	359	C	65.522	MD	04/01/2007	35	CMI	674000	0	1	1	XXXXXXXXXX00	3491.8	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPER MARLBORO	20774	17	32.68	43.42		02/26/2007	648635	N	0	10	0	04/01/2007	04/12/2007	749	107	65.52	424596.74	CMI	N
5728975039	10	11	P	1	6.25	3	440000	440000	70430	05/01/2007	04/01/2037	2709.16	360	360	C	77.192	AZ	04/01/2007	35	CMI	575000	0	1	1	XXXXXXXXXX00	2962.16	1	0	0	#	0.000	0.000	0	0.0	0	0	CAVE CRK	85331	7	47.71	49.54		03/15/2007	570000	N	0	146	992	04/01/2007	04/12/2007	725	122	77.19	440000	CMI	Y
5729915599	50	21	E	1	5.875	3	542500	538720.01	70415	03/01/2007	02/01/2022	4541.37	180	178	C	70	CO	05/01/2007	31	CMI	775000	0	1	1	XXXXXXXXX000	5024.37	1	0	0	#	0.000	0.000	0	0.0	0	0	BOULDER	80305	7	19.54	22.32		01/10/2007	0	N	0	10	0	04/01/2007	04/12/2007	722	104	70	536816.12	CMI	N
5729925399	11	11	P	1	6.25	0	446000	445576.82	70430	04/01/2007	03/01/2037	2746.1	360	359	C	80	NY	04/01/2007	35	CMI	558000	0	1	1	XXXXXXXXX000	3135.1	1	0	0	#	0.000	0.000	0	0.0	0	0	MIDDLE VLG	11379	41	49.45	49.72		02/28/2007	557500	N	0	10	0	04/01/2007	04/12/2007	803	122	80	445576.82	CMI	N
5729925899	10	21	N	1	6	3	1000000	998004.49	70430	04/01/2007	03/01/2037	5995.51	360	359	C	75.471	NY	04/01/2007	35	CMI	1325000	0	1	1	XXXXXXXXX000	6664.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BAYSIDE	11361	41	23.68	35.45		02/10/2007	0	N	0	10	0	04/01/2007	04/12/2007	742	115	89.81	998004.49	CMI	N
5729945539	36	12	P	1	6.25	3	255200	255200	70430	05/01/2007	04/01/2027	1865.33	240	240	C	80	NY	04/01/2007	35	CMI	320000	0	1	1	XXXXXXXXX000	1865.33	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10021	31	14.09	42.05		03/08/2007	319000	N	0	10	0	04/01/2007	04/12/2007	734	115	80	255200	CMI	N
5729955109	50	21	E	1	6.25	3	500000	499048.69	70430	03/01/2007	02/01/2037	3078.59	360	358	C	50.505	NV	04/01/2007	35	CMI	990000	0	1	1	XXXXXXXXX000	3658.59	1	0	0	#	0.000	0.000	0	0.0	0	0	LAS VEGAS	89131	2	34.86	42.17		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	742	123	50.51	499048.69	CMI	N
5730906069	50	21	N	1	6.625	3	950000	950000	70430	05/01/2007	04/01/2037	6082.95	360	360	C	41.304	FL	04/01/2007	35	CMI	2300000	0	1	1	XXXXXXX00000	8233.95	1	0	0	#	0.000	0.000	0	0.0	0	0	SATELLITE BEACH	32937	5	17.89	33.5		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	660	123	41.3	950000	CMI	N
5730936789	36	11	P	1	6.25	3	896000	895149.84	70430	04/01/2007	03/01/2037	5516.83	360	359	C	70	NY	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXX00000	5516.83	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10023	31	37.18	37.25		02/20/2007	1280000	N	0	10	0	04/01/2007	04/12/2007	731	115	70	895149.84	CMI	N
5738905989	50	21	N	1	6.375	3	670000	670000	70430	05/01/2007	04/01/2037	4179.93	360	360	C	47.857	CA	04/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXXX00	4179.93	1	0	0	#	0.000	0.000	0	0.0	0	0	LADERA RANCH	92694	30	36.43	42.23		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	761	107	79.29	670000	CMI	N
5738925019	10	21	N	1	6.25	0	570000	570000	70430	05/01/2007	04/01/2037	3509.59	360	360	C	57.575	CA	04/01/2007	35	CMI	990000	0	1	1	XXXXXXXXXX00	3509.59	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95148	43	26	40.26		03/03/2007	0	N	0	10	0	04/01/2007	04/12/2007	704	115	57.58	570000	CMI	N
5738925889	10	21	N	1	6.375	3	458000	458000	70433	04/01/2007	03/01/2037	2433.13	360	359	C	53.882	CO	04/01/2007	567	CMI	850000	0	1	1	XXXXXXXXXX00	2988.13	1	0	0	#	6.375	0.000	2433.13	999.0	0	444	GREENWOOD VILLAGE	80121	3	26.56	27.4		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	761	123	53.88	458000	CMI	N
5738945099	10	12	P	1	6.25	3	650000	650000	70430	05/01/2007	04/01/2037	4002.16	360	360	C	76.47	VA	04/01/2007	35	CMI	860000	0	1	1	XXXXXXXXXX00	4304.16	1	0	0	#	0.000	0.000	0	0.0	0	0	MONETA	24121	10	8.8	17.27		03/16/2007	850000	N	0	146	992	04/01/2007	04/12/2007	748	122	76.47	650000	CMI	Y
5738965949	10	21	N	1	6.375	3	980000	963000	70433	04/01/2007	03/01/2037	5115.94	360	359	C	79.352	CA	04/01/2007	567	CMI	1235000	0	1	1	XXXXXXXXXX00	5115.94	1	0	0	#	6.375	0.000	5206.25	999.0	0	444	SAN MATEO	94402	41	33.3	34.39		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	115	79.35	963000	CMI	N
5739955009	50	21	E	1	6.5	3	454000	453589.58	70430	04/01/2007	03/01/2037	2869.59	360	359	C	59.346	SC	04/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	3739.59	1	0	0	#	0.000	0.000	0	0.0	0	0	MT PLEASANT	29466	10	22.97	26.38		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	666	117	59.35	453589.58	CMI	N
5739975209	10	21	E	1	6.25	3	600000	598858.43	70430	03/01/2007	02/01/2037	3694.3	360	358	C01	48	NY	03/01/2007	35	CMI	1250000	0	1	1	XXXXXXXX0000	3694.3	1	0	0	#	0.000	0.000	0	0.0	0	0	HEWLETT	11557	30	35.36	41.87		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	723	107	48	599430.7	CMI	N
5739995669	33	12	P	1	6.25	3	540000	538971.64	70430	03/01/2007	02/01/2037	3324.87	360	358	C	80	MA	04/01/2007	35	CMI	675000	0	1	1	XXXXXXXX0000	3644.87	1	0	0	#	0.000	0.000	0	0.0	0	0	PROVINCETOWN	2657	1	26.19	41.43		02/02/2007	675000	N	0	10	0	04/01/2007	04/12/2007	770	107	80	538971.64	CMI	N
5745936569	36	21	E	1	6	3	99500	98370.44	70430	06/01/2006	05/01/2036	596.55	360	349	C	73.703	NY	04/01/2007	35	CMI	135000	0	1	1	000000000000	596.55	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10475	3	12.39	16.51		04/06/2006	0	N	0	10	0	04/01/2007	04/12/2007	746	107	73.7	98370.44	CMI	N
5748905199	24	11	P	1	6.375	3	776000	776000	70433	05/01/2007	04/01/2037	4122.5	360	360	C	80	CA	04/01/2007	567	CMI	970000	0	1	1	XXXXXXXXXX00	4122.5	1	0	0	#	6.375	0.000	4122.5	999.0	0	444	REDONDO BEACH	90277	19	20.91	33.89		03/01/2007	970000	N	0	10	0	04/01/2007	04/12/2007	738	115	94.99	776000	CMI	N
5748915249	10	21	N	1	6.5	3	475200	475200	70433	05/01/2007	04/01/2037	2574	360	360	C	72	AZ	04/01/2007	567	CMI	660000	0	1	1	XXXXXXXXXX00	3034	1	0	0	#	6.500	0.000	2574	999.0	0	444	SURPRISE	85387	7	16.93	24.12		03/03/2007	0	N	0	10	0	04/01/2007	04/12/2007	748	123	89.99	475200	CMI	N
5748915469	10	11	P	1	6.125	3	580000	579436.28	70430	04/01/2007	03/01/2037	3524.14	360	359	C	80	NC	04/01/2007	35	CMI	946500	0	1	1	XXXXXXXXXX00	4150.14	1	0	0	#	0.000	0.000	0	0.0	0	0	BLACK MOUNTAIN	28711	11	20.75	46.26		02/28/2007	725000	N	0	10	0	04/01/2007	04/12/2007	783	107	80	579436.28	CMI	N
5748915729	50	21	N	1	6.125	0	537000	537000	70433	05/01/2007	04/01/2037	2740.94	360	360	C	77.826	MD	04/01/2007	567	CMI	690000	0	1	1	XXXXXXXXXX00	3342.94	1	0	0	#	6.125	0.000	2740.94	999.0	0	444	BOWIE	20720	17	32.26	44.3		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	681	123	77.83	537000	CMI	N
5748925879	50	11	P	1	5.5	3	588000	585890.55	70415	04/01/2007	03/01/2022	4804.45	180	179	C	80	CA	04/01/2007	31	CMI	745000	0	1	1	XXXXXXXXXX00	5081.45	1	4	0	#	5.500	0.000	4804.45	0.0	0	888	HERCULES	94547	7	39	49.73		02/26/2007	735000	Y	0	10	0	04/01/2007	04/12/2007	734	118	93.61	585890.55	CMI	N
5748935949	10	21	N	1	6.375	3	614000	614000	70430	05/01/2007	04/01/2037	3830.56	360	360	C	53.391	CA	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXXX00	3830.56	1	0	0	#	0.000	0.000	0	0.0	0	0	OAKLAND	94610	1	32.7	43.82		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	773	117	57.94	614000	CMI	N
5749945029	10	12	P	1	6.625	3	485000	485000	70433	04/01/2007	03/01/2037	2677.6	360	359	C	70.802	NY	04/01/2007	567	CMI	685000	0	1	1	XXXXXXXX0000	3307.6	1	0	0	#	6.625	0.000	2677.6	999.0	0	444	SOUTHAMPTON	11968	52	21.55	42.49		02/22/2007	685000	N	0	10	0	04/01/2007	04/12/2007	755	107	70.8	485000	CMI	N
5749955109	10	11	P	1	6	3	512000	511490.3	70430	04/01/2007	03/01/2037	3069.7	360	359	C	80	CA	04/01/2007	35	CMI	643000	0	1	1	XXXXXXXX0000	3069.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92104	37	25.54	33.8		02/14/2007	640000	N	0	10	0	04/01/2007	04/12/2007	787	116	85	511490.3	CMI	N
5749965939	31	11	P	1	6.5	3	1297500	1297499.89	70433	03/01/2007	02/01/2037	7028.12	360	358	C	75	NY	04/01/2007	567	CMI	1780000	0	1	1	XXXXXXXX0000	7687.12	1	0	0	#	6.500	0.000	7028.13	999.0	0	444	NEW YORK	10009	31	26.21	27.9		01/30/2007	1730000	N	0	10	0	04/01/2007	04/12/2007	787	114	75	1297499.89	CMI	N
5758925329	10	12	P	1	6.375	3	504800	504332.45	70430	04/01/2007	03/01/2037	3149.3	360	359	C	80	CA	04/01/2007	35	CMI	631000	0	1	1	XXXXXXXXXX00	3149.3	1	0	0	#	0.000	0.000	0	0.0	0	0	MANCHESTER	95459	23	21.28	38.87		02/22/2007	631000	N	0	10	0	04/01/2007	04/12/2007	778	116	80	504332.45	CMI	N
5758975129	10	11	P	1	6.375	0	684000	684000	70433	05/01/2007	04/01/2037	3633.75	360	360	C	80	CA	04/01/2007	567	CMI	870000	0	1	1	XXXXXXXXXX00	3633.75	1	0	0	#	6.375	0.000	3633.75	999.0	0	444	DAVIS	95618	57	21.71	37.83		03/06/2007	855000	N	0	10	0	04/01/2007	04/12/2007	723	115	90	684000	CMI	N
5759925259	10	11	P	1	6	3	480000	479041.93	70430	03/01/2007	02/01/2037	2877.84	360	358	C01	80	GA	03/01/2007	35	CMI	600000	0	1	1	XXXXXXXX0000	3649.84	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30327	60	0	0		01/31/2007	600000	N	0	10	0	04/01/2007	04/12/2007	754	111	95	479522.16	CMI	N
5759925539	10	21	N	1	6.25	3	610000	610000	70433	03/01/2007	02/01/2037	3177.08	360	358	C	26.521	CA	04/01/2007	567	CMI	2300000	0	1	1	XXXXXXXX0000	3177.08	1	0	0	#	6.250	0.000	3177.08	999.0	0	444	SANTA MONICA	90403	19	29.36	31.79		01/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	780	114	26.52	610000	CMI	N
5759925679	10	11	P	1	6.5	3	490000	489111.68	70430	03/01/2007	02/01/2037	3097.13	360	358	C	79.674	GA	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXX0000	3848.13	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30307	43	25.07	49.91		01/26/2007	615000	N	0	10	0	04/01/2007	04/12/2007	690	122	95	489111.68	CMI	N
5759955219	10	11	P	1	6.125	3	810000	808421.44	70430	03/01/2007	02/01/2037	4921.65	360	358	C	76.777	FL	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXX0000	4921.65	1	0	0	#	0.000	0.000	0	0.0	0	0	LIGHTHOUSE POINT	33064	6	23.16	26.6		01/31/2007	1055000	N	0	10	811	04/01/2007	04/12/2007	706	115	76.78	808421.44	CMI	N
5759995679	50	21	E	1	6.25	3	488000	485965.8	70430	03/01/2007	02/01/2037	3004.7	360	358	C01	80	OH	03/01/2007	35	CMI	610000	0	1	1	XXXXXXXX0000	3004.7	1	0	0	#	0.000	0.000	0	0.0	0	0	COLUMBUS	43235	25	14.44	16.74		01/11/2007	0	N	0	146	992	04/01/2007	04/12/2007	720	117	80	486436.97	CMI	Y
5768955379	50	11	P	1	6.5	3	697600	696335.3	70430	03/01/2007	02/01/2037	4409.31	360	358	C	80	WA	04/01/2007	35	CMI	895000	0	1	1	XXXXXXXXX000	5136.31	1	0	0	#	0.000	0.000	0	0.0	0	0	REDMOND	98053	17	26.81	40.82		01/26/2007	872000	N	0	10	0	04/01/2007	04/12/2007	773	107	80	696335.3	CMI	N
5768995639	10	21	N	1	6.5	3	650000	650000	70433	04/01/2007	03/01/2037	3520.83	360	359	C01	53.061	CA	03/01/2007	567	CMI	1225000	0	1	1	XXXXXXXXX000	3520.83	1	0	0	#	6.500	0.000	3520.83	999.0	0	444	LOS ANGELES	90019	19	17.6	30.64		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	722	123	61.22	650000	CMI	N
5769965269	36	11	P	1	6.25	3	476000	475094.36	70430	03/01/2007	02/01/2037	2930.81	360	358	C	80	NY	04/01/2007	35	CMI	595000	0	1	1	XXXXXXXX0000	2930.81	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	32.09	32.4		01/30/2007	595000	N	0	10	0	04/01/2007	04/12/2007	793	116	80	475094.36	CMI	N
5769965459	10	11	P	1	6.125	3	543200	542672.04	70430	04/01/2007	03/01/2037	3300.54	360	359	C	78.158	AZ	04/01/2007	35	CMI	695000	0	1	1	XXXXXXXX0000	3300.54	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85032	7	0	0		02/26/2007	695000	N	0	10	0	04/01/2007	04/12/2007	754	115	88.95	542672.04	CMI	N
5769975249	10	21	E	1	6.125	3	920000	919105.81	70430	04/01/2007	03/01/2037	5590.02	360	359	C01	80	CA	03/01/2007	35	CMI	1150000	0	1	1	XXXXXXXX0000	5590.02	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODLAND HLS	91367	19	0	0		01/30/2007	0	N	0	146	993	04/01/2007	04/12/2007	667	123	80	920000	CMI	Y
5769985669	50	21	N	1	6.25	3	540000	539487.63	70430	04/01/2007	03/01/2037	3324.87	360	359	C	61.363	CA	04/01/2007	35	CMI	880000	0	1	1	XXXXXXXX0000	4128.87	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92131	37	18.01	23.7		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	753	109	68.28	539487.63	CMI	N
5769995049	50	11	P	1	5.875	3	490000	489500.42	70435	04/01/2007	03/01/2037	2898.54	360	359	C	78.4	MD	04/01/2007	35	CMI	625000	0	1	1	XXXXXXXX0000	3453.54	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTH POTOMAC	20878	16	27.21	49.86		02/26/2007	625000	N	0	10	0	04/01/2007	04/12/2007	771	118	78.4	489500.42	CMI	N
5778915739	10	11	P	1	6.5	3	844000	844000	70430	05/01/2007	04/01/2037	5334.65	360	360	C	80	CO	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	6312.65	1	0	0	#	0.000	0.000	0	0.0	0	0	BOULDER	80304	7	39.68	47.24		03/09/2007	1055000	N	0	10	0	04/01/2007	04/12/2007	705	116	80	844000	CMI	N
5778935229	10	21	E	1	6.5	3	420000	420000	70433	04/01/2007	03/01/2037	2275	360	359	C	80	MD	04/01/2007	567	CMI	525000	0	1	1	XXXXXXXXX000	2578	1	0	0	#	6.500	0.000	2275	999.0	0	444	ARNOLD	21012	2	20.38	30.5		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	709	107	80	420000	CMI	N
5778965219	10	11	P	1	6.625	3	500000	500000	70433	04/01/2007	03/01/2037	2760.42	360	359	C	80	CA	04/01/2007	567	CMI	695000	0	1	1	XXXXXXXXX000	2760.42	1	0	0	#	6.625	0.000	2760.42	999.0	0	444	OAK PARK AREA	91377	56	30.16	34.52		02/09/2007	625000	N	0	10	0	04/01/2007	04/12/2007	783	115	94.98	500000	CMI	N
5778985039	50	21	N	1	6.5	3	632000	631428.66	70430	04/01/2007	03/01/2037	3994.67	360	359	C	80	SC	04/01/2007	35	CMI	790000	0	1	1	XXXXXXXXX000	4266.67	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIR PLAY	29643	37	22.62	27.19		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	726	117	80	631428.66	CMI	N
5778985819	10	11	P	1	6.25	3	456000	455567.33	70430	04/01/2007	03/01/2037	2807.67	360	359	C	80	NJ	04/01/2007	35	CMI	572000	0	1	1	XXXXXXXXX000	3646.67	1	0	0	#	0.000	0.000	0	0.0	0	0	TOWNSHIP OF BRIDGEWAT	8836	18	26.04	55.72		02/09/2007	570000	N	0	10	0	04/01/2007	04/12/2007	739	107	80	455567.33	CMI	N
5779935079	10	21	N	1	6.375	3	779900	779177.66	70430	04/01/2007	03/01/2037	4865.56	360	359	C	51.993	NY	04/01/2007	35	CMI	1500000	0	1	1	XXXXXXXX0000	7195.56	1	0	0	#	0.000	0.000	0	0.0	0	0	SCARSDALE	10583	60	35.08	41.03		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	641	123	51.99	779177.66	CMI	N
5779955629	10	11	P	1	6.25	3	657000	655749.99	70430	03/01/2007	02/01/2037	4045.26	360	358	C01	80	MN	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXX0000	4045.26	1	0	0	#	0.000	0.000	0	0.0	0	0	MINNEAPOLIS	55416	27	0	0	DC	01/26/2007	730000	N	0	10	0	04/01/2007	04/12/2007	762	111	90	655749.99	CMI	N
5779965659	23	11	P	1	6.125	3	475000	474538.33	70430	04/01/2007	03/01/2037	2886.15	360	359	C	48.717	CA	04/01/2007	35	CMI	975000	0	1	1	XXXXXXXX0000	2886.15	1	0	0	#	0.000	0.000	0	0.0	0	0	TORRANCE	90503	19	18.74	21.45		02/14/2007	975000	N	0	10	0	04/01/2007	04/12/2007	766	115	48.72	474538.33	CMI	N
5788965049	10	21	E	1	6.625	3	500000	499836.11	70433	03/01/2007	02/01/2037	2759.69	360	358	C01	76.923	GA	04/01/2007	567	CMI	650000	0	1	1	XXXXXXXXX000	3267.51	1	0	0	#	6.625	0.000	2760.42	999.0	0	444	ATLANTA	30307	43	16.34	46.21		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	693	107	76.92	499836.11	CMI	N
5789935769	50	24	E	1	6	0	527000	520253.18	70415	03/01/2007	02/01/2022	4447.13	180	178	C	49.252	CA	04/01/2007	31	CMI	1070000	0	1	1	XXXXXXX00000	4447.13	1	0	0	#	0.000	0.000	0	0.0	0	0	ALPINE MEADOWS	96146	31	0	0		01/22/2007	0	N	0	146	992	04/01/2007	04/12/2007	695	115	49.25	520253.18	CMI	Y
5789965169	14	11	P	1	6.375	3	650000	648792.76	70430	03/01/2007	02/01/2037	4055.15	360	358	C	69.892	NY	04/01/2007	35	CMI	930000	0	1	1	XXXXXXX00000	4463.15	2	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11219	24	40.49	40.72		01/31/2007	930000	N	0	10	0	04/01/2007	04/12/2007	742	107	80	648792.76	CMI	N
5789985099	31	11	P	1	6.375	3	488000	488000	70433	04/01/2007	03/01/2037	2592.5	360	359	C	80	NY	04/01/2007	567	CMI	615000	0	1	1	XXXXXXXX0000	2592.5	1	0	0	#	6.375	0.000	2592.5	999.0	0	444	BROOKLYN	11211	24	23.6	26.15		02/20/2007	610000	N	0	10	0	04/01/2007	04/12/2007	742	115	80	488000	CMI	N
5797925969	50	24	N	1	6.125	0	499000	490515	70430	04/01/2007	03/01/2037	3031.98	360	359	C	39.92	FL	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	4039.98	1	0	0	#	0.000	0.000	0	0.0	0	0	MIRAMAR BEACH	32550	66	0	41.25		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	750	107	39.92	490515	CMI	N
5798925519	23	12	P	1	6.75	0	800000	799311.22	70430	04/01/2007	03/01/2037	5188.78	360	359	C	55.172	NM	04/01/2007	35	CMI	1475000	0	1	1	XXXXXXXXX000	5631.78	1	0	0	#	0.000	0.000	0	0.0	0	0	SANTA FE	87505	26	0.15	11.45		02/27/2007	1450000	N	0	10	0	04/01/2007	04/12/2007	782	122	55.17	799311.22	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	frontratio	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
5798955149	50	21	N	1	6.5	3	557000	556496.46	70430	04/01/2007	03/01/2037	3520.62	360	359	C	48.225	CA	04/01/2007	35	CMI	1155000	0	1	1	XXXXXXXXX000	4367.62	1	0	0	#	0.000	0.000	0	0.0	0	0	THOUSAND OAKS	91361	56	20.58	33.54		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	720	115	48.22	556496.46	CMI	N
5798975079	50	21	N	1	6.375	3	792000	792000	70433	04/01/2007	03/01/2037	4207.5	360	359	C	80	CA	04/01/2007	567	CMI	990000	0	1	1	XXXXXXXXX000	4207.5	1	0	0	#	6.375	0.000	4207.5	999.0	0	444	IRVINE	92606	30	29.94	32.25		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	771	115	81.31	792000	CMI	N
5798985069	10	21	E	1	6.25	3	458000	458000	70433	04/01/2007	03/01/2037	2385.42	360	359	C01	63.347	CA	03/01/2007	567	CMI	723000	0	1	1	XXXXXXXXX000	2385.42	1	0	0	#	6.250	0.000	2385.42	999.0	0	444	NORTH HOLLYWOOD AREA	91605	19	19.87	28.96		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	687	114	63.35	458000	CMI	N
5798985469	10	21	E	1	6.5	3	500000	499547.99	70430	04/01/2007	03/01/2037	3160.34	360	359	C01	76.923	CT	03/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	4081.34	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTOWN	6470	1	22.99	43.73		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	623	123	76.92	500000	CMI	N
5799905969	10	21	N	1	6	3	770000	764691.36	70415	03/01/2007	02/01/2022	6497.7	180	178	C01	23.333	NY	03/01/2007	31	CMI	3300000	0	1	1	XXXXXXX00000	9632.7	1	0	0	#	0.000	0.000	0	0.0	0	0	MANHASSET	11030	30	11.56	17.45		01/19/2007	0	N	0	10	0	04/01/2007	04/12/2007	760	115	23.33	767352.3	CMI	N
5799925069	36	11	P	1	6.375	3	740000	740000	70433	03/01/2007	02/01/2037	3931.25	360	358	C	75.897	NY	04/01/2007	567	CMI	975000	0	1	1	XXXXXXX00000	3931.25	1	0	0	#	6.375	0.000	3931.25	999.0	0	444	NEW YORK	10032	31	37.57	42.66		01/31/2007	975000	N	0	10	0	04/01/2007	04/12/2007	748	122	80	740000	CMI	N
5799995369	10	21	N	1	6.375	3	1160000	1160000	70433	03/01/2007	02/01/2037	6162.5	360	358	C	56.585	CA	04/01/2007	567	CMI	2050000	0	1	1	XXXXXXX00000	6162.5	1	0	0	#	6.375	0.000	6162.5	999.0	0	444	LOS ANGELES	90046	19	19.58	29.58		01/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	716	115	61.05	1160000	CMI	N
5951299962	10	21	E	1	6.25	0	453000	442158.49	70415	10/01/2006	09/01/2021	3884.13	180	173	C	21.571	CA	04/01/2007	31	CMI	2100000	0	1	1	XXXXXXXXXX00	3884.13	1	0	0	#	0.000	0.000	0	0.0	0	0	VILLA PARK	92861	30	23.16	24.61		08/28/2006	0	N	0	10	0	04/01/2007	04/12/2007	793	123	21.57	442158.49	CMI	N
5971249542	10	11	P	1	7	0	200000	200000	70433	01/01/2007	12/01/2036	1166.67	360	356	C	80	NH	04/01/2007	567	CMI	250000	0	1	1	XXXXXXXX0000	1166.67	1	0	0	#	7.000	0.000	1166.67	999.0	0	444	BARRINGTON	3825	9	24.99	31.01		11/10/2006	250000	N	0	10	0	04/01/2007	04/12/2007	733	122	80	200000	CMI	N
6709925189	10	11	P	1	6	3	700000	699119	70430	04/01/2007	03/01/2037	4196.85	360	359	C	66.193	NJ	04/01/2007	35	CMI	1060000	0	1	1	XXXXXXXXX000	5815.85	1	0	0	#	0.000	0.000	0	0.0	0	0	GLEN ROCK	7452	2	25.17	28.19		02/08/2007	1057500	N	0	10	0	04/01/2007	04/12/2007	663	115	70.92	699119	CMI	N
6709925399	50	11	P	1	6	3	500000	499502.25	70435	04/01/2007	03/01/2037	2997.75	360	359	C	60.975	PA	04/01/2007	35	CMI	823000	0	1	1	XXXXXXXXX000	2997.75	1	0	0	#	0.000	0.000	0	0.0	0	0	BERWYN	19312	15	25.82	37.46		02/22/2007	820000	N	0	10	0	04/01/2007	04/12/2007	774	118	60.97	499502.25	CMI	N
6709955579	10	21	E	1	6.5	3	900000	900000	70433	04/01/2007	03/01/2037	4875	360	359	C01	74.38	MD	03/01/2007	567	CMI	1210000	0	1	1	XXXXXXXXX000	5426	1	0	0	#	6.500	0.000	4875	999.0	0	444	GERMANTOWN	20874	16	36.77	43.58		02/22/2007	0	N	0	146	0	04/01/2007	04/12/2007	745	123	74.38	900000	CMI	Y
6709965839	14	11	P	1	5.75	3	608000	608000	70415	05/01/2007	04/01/2022	5048.89	180	180	C	80	NY	04/01/2007	31	CMI	760000	0	1	1	XXXXXXXXX000	6195.89	2	0	0	#	0.000	0.000	0	0.0	0	0	MAMARONECK	10543	60	43.95	50.94		03/19/2007	760000	N	0	10	0	04/01/2007	04/12/2007	654	112	83.55	608000	CMI	N
6709985119	10	11	P	1	6.25	3	582000	581447.78	70430	04/01/2007	03/01/2037	3583.47	360	359	C	80	NY	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXXX000	3583.47	1	0	0	#	0.000	0.000	0	0.0	0	0	PRT WASHINGTON	11050	30	22.24	29.92		02/16/2007	727500	N	0	10	0	04/01/2007	04/12/2007	682	115	80	581447.78	CMI	N
6709985779	50	11	P	1	6.625	3	464000	464000	70433	04/01/2007	03/01/2037	2561.67	360	359	C01	80	WA	03/01/2007	567	CMI	580000	0	1	1	XXXXXXXXX000	3070.67	1	0	0	#	6.625	0.000	2561.67	999.0	0	444	MAPLE VALLEY	98038	17	30.28	42.37		02/21/2007	580000	N	0	10	0	04/01/2007	04/12/2007	684	107	100	464000	CMI	N
6709995059	21	11	P	1	6.375	3	699750	699750	70433	05/01/2007	04/01/2037	3717.42	360	360	C	77.75	NY	04/01/2007	567	CMI	900000	0	1	1	XXXXXXXXX000	3717.42	1	0	0	#	6.375	0.000	3717.42	999.0	0	444	NY	10007	31	0	0		03/19/2007	915000	N	0	10	0	04/01/2007	04/12/2007	703	122	89.42	699750	CMI	N
6709995659	10	11	P	1	5.75	3	656000	655315.1	70430	04/01/2007	03/01/2037	3828.23	360	359	C	80	CA	04/01/2007	35	CMI	820000	0	1	1	XXXXXXXXX000	4776.23	1	0	0	#	0.000	0.000	0	0.0	0	0	CAMPBELL	95008	43	27.07	27.73		01/30/2007	820000	N	0	10	0	04/01/2007	04/12/2007	791	122	80	655315.1	CMI	N
6718905879	10	11	P	1	6.375	3	440000	439592.47	70430	04/01/2007	03/01/2037	2745.03	360	359	C	80	CA	04/01/2007	35	CMI	555000	0	1	1	XXXXXXXXXX00	2745.03	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN GROVE	92845	30	29.14	39.66		02/07/2007	550000	N	0	10	0	04/01/2007	04/12/2007	683	107	80	439592.47	CMI	N
6719905829	10	12	P	1	6.625	3	900000	898407.52	70430	03/01/2007	02/01/2037	5762.8	360	358	C	65.813	PA	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXXXX000	7633.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW HOPE	18938	9	10.59	34.14		01/26/2007	1367500	N	0	10	0	04/01/2007	04/12/2007	762	122	65.81	898407.52	CMI	N
6719945159	10	21	N	1	6.5	3	1509500	1509500	70433	05/01/2007	04/01/2037	8176.46	360	360	C	35.94	MT	04/01/2007	567	CMI	4200000	0	1	1	XXXXXXXXX000	9078.46	1	0	0	#	6.500	0.000	8176.46	999.0	0	444	BIGFORK	59911	15	52.1	53.78		03/10/2007	0	N	0	146	993	04/01/2007	04/12/2007	728	123	35.94	1509500	CMI	Y
6719945539	10	21	E	1	6.25	3	457000	456044.33	70430	03/01/2007	02/01/2037	2813.83	360	358	C01	64.593	AL	04/01/2007	35	CMI	707500	0	1	1	XXXXXXXXX000	2813.83	1	0	0	#	0.000	0.000	0	0.0	0	0	BIRMINGHAM	35213	37	25.58	28.81		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	787	107	64.59	456044.33	CMI	N
6719945629	51	11	P	1	6.125	3	668000	668000	70433	04/01/2007	03/01/2037	3409.58	360	359	C	80	VA	04/01/2007	567	CMI	849500	0	1	1	XXXXXXXXX000	4013.58	1	0	0	#	6.125	0.000	3409.58	999.0	0	444	ARLINGTON	22201	7	30.45	34.66		02/23/2007	835000	N	0	10	0	04/01/2007	04/12/2007	790	110	85	668000	CMI	N
6719975599	10	21	N	1	6.25	3	447000	446149.53	70430	03/01/2007	02/01/2037	2752.26	360	358	C01	63.857	MA	03/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3356.26	1	0	0	#	0.000	0.000	0	0.0	0	0	DOVER	2030	11	31.71	35.66		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	700	107	72.43	446575.87	CMI	N
6719995709	50	21	E	1	6.125	3	700000	697618.55	70415	04/01/2007	03/01/2022	5954.37	180	179	C01	48.275	CA	04/01/2007	31	CMI	1450000	0	1	1	XXXXXXXXX000	5954.37	1	0	0	#	0.000	0.000	0	0.0	0	0	LAGUNA HLS	92653	30	28.94	37.19		02/15/2007	0	N	0	10	811	04/01/2007	04/12/2007	764	117	48.28	697618.55	CMI	N
6728905389	10	21	E	1	6.5	3	476000	475569.68	70430	04/01/2007	03/01/2037	3008.65	360	359	C01	73.23	WA	03/01/2007	35	CMI	650000	0	1	1	XXXXXXXXXX00	3008.65	1	0	0	#	0.000	0.000	0	0.0	0	0	POULSBO	98370	18	40.23	45.81		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	672	107	73.23	476000	CMI	N
6728945789	10	21	E	1	5.875	0	675000	675000	70415	05/01/2007	04/01/2022	5650.55	180	180	C	64.903	GA	04/01/2007	31	CMI	1040000	0	1	1	XXXXXXXXXX00	5650.55	1	0	0	#	0.000	0.000	0	0.0	0	0	WINSTON	30187	48	33.98	39.67		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	754	114	64.9	675000	CMI	N
6728975569	10	11	P	1	6.25	3	500000	499525.58	70430	04/01/2007	03/01/2037	3078.59	360	359	C	63.291	CA	04/01/2007	35	CMI	790000	0	1	1	XXXXXXXXXX00	3078.59	1	0	0	#	0.000	0.000	0	0.0	0	0	DALY CITY	94015	41	50	50.38		02/22/2007	790000	N	0	10	0	04/01/2007	04/12/2007	807	107	63.29	499525.58	CMI	N
6728985549	10	21	N	1	6.5	3	895300	895300	70433	05/01/2007	04/01/2037	4849.54	360	360	C	76.195	IL	04/01/2007	567	CMI	1175000	0	1	1	XXXXXXXXXX00	6117.54	1	0	0	#	6.500	0.000	4849.54	999.0	0	444	BARRINGTON	60010	56	21.67	28.44		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	781	115	76.19	895300	CMI	N
6729925389	33	21	N	1	6.25	3	520000	519505.33	70430	04/01/2007	03/01/2037	3201.73	360	359	C	73.239	MA	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	3698.73	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2118	13	23.4	26.7		01/31/2007	0	N	0	10	0	04/01/2007	04/12/2007	784	107	73.24	519505.33	CMI	N
6729935419	10	12	P	1	6.375	3	1000000	998142.68	70430	03/01/2007	02/01/2037	6238.7	360	358	C	63.593	MN	04/01/2007	35	CMI	1572500	0	1	1	XXXXXXXXX000	6238.7	1	0	0	#	0.000	0.000	0	0.0	0	0	PINE RIVER	56474	11	7.41	27.01		01/26/2007	1572500	N	0	10	0	04/01/2007	04/12/2007	788	115	63.59	998142.68	CMI	N
6729965379	31	11	P	1	6.125	3	519200	518695.37	70430	04/01/2007	03/01/2037	3154.71	360	359	C	80	NY	04/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3187.71	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11211	24	20.27	20.71		02/21/2007	649000	N	0	10	0	04/01/2007	04/12/2007	795	116	80	518695.37	CMI	N
6729985019	10	11	P	1	6.125	3	650000	649368.24	70430	04/01/2007	03/01/2037	3949.47	360	359	C	59.096	MA	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4908.47	1	0	0	#	0.000	0.000	0	0.0	0	0	NEEDHAM	2494	11	24.22	27.17		02/20/2007	1099900	N	0	10	0	04/01/2007	04/12/2007	778	116	59.1	649368.24	CMI	N
6729995529	31	11	P	1	6.375	3	600000	599444.28	70430	04/01/2007	03/01/2037	3743.22	360	359	C	35.82	NY	04/01/2007	35	CMI	1675000	0	1	1	XXXXXXXXX000	3743.22	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10012	31	18.07	30.64		03/07/2007	1675000	N	0	10	0	04/01/2007	04/12/2007	796	115	35.82	599444.28	CMI	N
6729995989	10	11	P	1	6.125	3	658000	656715.73	70430	03/01/2007	02/01/2037	3998.08	360	358	C	80	CA	04/01/2007	35	CMI	840000	0	1	1	XXXXXXXXX000	3998.08	1	0	0	#	0.000	0.000	0	0.0	0	0	ALHAMBRA	91801	19	37.86	50.72		01/25/2007	822500	N	0	10	0	04/01/2007	04/12/2007	679	122	90	656715.73	CMI	N
6730916719	36	11	P	1	6.25	3	716000	715320.63	70430	04/01/2007	03/01/2037	4408.54	360	359	C	80	NY	04/01/2007	35	CMI	895000	0	1	1	XXXXXXX00000	4408.54	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	15.2	17.55		02/09/2007	895000	N	0	10	0	04/01/2007	04/12/2007	687	116	80	715320.63	CMI	N
6730936879	10	11	P	1	6.125	0	460800	460800	70430	05/01/2007	04/01/2037	2799.87	360	360	C	80	NY	04/01/2007	35	CMI	600000	0	1	1	XXXXXX000000	3095.87	1	0	0	#	0.000	0.000	0	0.0	0	0	JAMAICA	11432	41	25.09	34.75		03/14/2007	576000	N	0	10	0	04/01/2007	04/12/2007	645	115	95	460800	CMI	N
6738945469	10	11	P	1	6.375	3	547500	547500	70430	05/01/2007	04/01/2037	3415.69	360	360	C	75	CA	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXXXX00	3415.69	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94588	1	37.36	37.62		02/28/2007	730000	N	0	10	0	04/01/2007	04/12/2007	743	115	75	547500	CMI	N
6738955919	10	11	P	1	6.25	3	555000	555000	70430	05/01/2007	04/01/2037	3417.23	360	360	C	58.421	CA	04/01/2007	35	CMI	950000	0	1	1	XXXXXXXXXX00	3417.23	1	0	0	#	0.000	0.000	0	0.0	0	0	KENSINGTON	94707	1	26.82	34.89		03/08/2007	950000	N	0	10	0	04/01/2007	04/12/2007	709	122	58.42	555000	CMI	N
6738985079	10	11	P	1	6	3	1000000	1000000	70430	05/01/2007	04/01/2037	5995.51	360	360	C	76.923	CA	04/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	5995.51	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94566	1	29.68	40.78		03/02/2007	1300000	N	0	10	0	04/01/2007	04/12/2007	748	115	95	1000000	CMI	N
6738985369	23	12	P	1	6.5	3	341250	340941.51	70430	04/01/2007	03/01/2037	2156.93	360	359	C	75	CA	04/01/2007	35	CMI	455000	0	1	1	XXXXXXXXXX00	2156.93	1	0	0	#	0.000	0.000	0	0.0	0	0	WALNUT CREEK	94597	7	2.84	2.9		02/14/2007	455000	N	0	10	0	04/01/2007	04/12/2007	752	114	75	340941.51	CMI	N
6738985949	10	21	E	1	6.5	0	450000	449423.5	70433	04/01/2007	03/01/2037	2434.38	360	359	C	79.646	MD	04/01/2007	567	CMI	565000	0	1	1	XXXXXXXXXX00	2720.38	1	0	0	#	6.500	0.000	2437.5	999.0	0	444	ELLICOTT CITY	21043	14	30.76	33.11		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	766	117	79.65	449423.5	CMI	N
6739905729	10	21	E	1	6.375	3	655700	655700	70433	03/01/2007	02/01/2037	3483.41	360	358	C	57.266	NJ	04/01/2007	567	CMI	1145000	0	1	1	XXXXXXXX0000	3483.41	1	0	0	#	6.375	0.000	3483.41	999.0	0	444	LEBANON	8833	10	0	0		01/29/2007	0	N	0	10	0	04/01/2007	04/12/2007	745	117	65.81	655700	CMI	N
6739945259	36	21	N	1	6.25	3	528000	527499.01	70430	04/01/2007	03/01/2037	3250.99	360	359	C	72.827	NY	04/01/2007	35	CMI	725000	0	1	1	XXXXXXXX0000	3250.99	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10033	31	23.69	41.1		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	698	123	89.99	527499.01	CMI	N
6739965729	21	11	P	1	6.25	3	736000	735301.65	70430	04/01/2007	03/01/2037	4531.68	360	359	C	80	NY	04/01/2007	35	CMI	920000	0	1	1	XXXXXXXX0000	5392.68	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10128	31	40.28	40.97		03/01/2007	920000	N	0	10	0	04/01/2007	04/12/2007	792	115	90	735301.65	CMI	N
6739965759	10	11	P	1	6.25	3	530000	528991.62	70430	03/01/2007	02/01/2037	3263.3	360	358	C	80	MT	04/01/2007	35	CMI	680000	0	1	1	XXXXXXXX0000	3634.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BOZEMAN	59715	16	24.32	27.32		01/12/2007	662500	N	0	10	0	04/01/2007	04/12/2007	773	115	80	528991.62	CMI	N
6739975929	10	11	P	1	6.25	3	850000	849193.48	70430	04/01/2007	03/01/2037	5233.6	360	359	C	77.272	CT	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXX0000	5806.6	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENWICH	6831	1	30.97	37.24		02/15/2007	1100000	N	0	146	992	04/01/2007	04/12/2007	774	110	77.27	849193.48	CMI	Y
6748945289	36	11	P	1	6.5	3	648000	648000	70433	05/01/2007	04/01/2037	3510	360	360	C	80	NY	04/01/2007	567	CMI	850000	0	1	1	XXXXXXXXXX00	3510	1	0	0	#	6.500	0.000	3510	999.0	0	444	NY	10024	31	28.96	37.12		03/05/2007	810000	N	0	10	0	04/01/2007	04/12/2007	733	116	80	648000	CMI	N
6748985589	50	21	N	1	6.25	3	490000	489535.07	70430	04/01/2007	03/01/2037	3017.01	360	359	C	42.608	CA	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXXX00	3017.01	1	0	0	#	0.000	0.000	0	0.0	0	0	REDWOOD CITY	94065	41	17.9	18.02		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	791	117	42.61	489535.07	CMI	N
6748995879	10	11	P	1	6.375	3	600000	600000	70430	05/01/2007	04/01/2037	3743.22	360	360	C	52.173	VA	04/01/2007	35	CMI	1151000	0	1	1	XXXXXXXXXX00	4404.22	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPERVILLE	20184	53	28.01	35.17		03/26/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	761	107	52.17	600000	CMI	N
6749915279	10	21	E	1	6.375	3	630000	630000	70433	04/01/2007	03/01/2037	3346.88	360	359	C	37.5	FL	04/01/2007	567	CMI	1680000	0	1	1	XXXXXXXX0000	4677.88	1	0	0	#	6.375	0.000	3346.88	999.0	0	444	MIAMI	33156	13	48.57	48.58		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	624	123	37.5	630000	CMI	N
6749915749	50	21	E	1	6.125	3	425000	424586.93	70430	04/01/2007	03/01/2037	2582.34	360	359	C	73.913	NC	04/01/2007	35	CMI	575000	0	1	1	XXXXXXXX0000	3307.34	1	0	0	#	0.000	0.000	0	0.0	0	0	HICKORY	28601	18	26.25	35.88		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	721	123	73.91	424586.93	CMI	N
6749955229	36	11	P	1	6.25	3	749250	749250	70430	05/01/2007	04/01/2037	4613.26	360	360	C	75	NY	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXXX0000	4613.26	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	28	33.71		03/15/2007	999000	N	0	10	0	04/01/2007	04/12/2007	808	115	75	749250	CMI	N
6749975889	10	11	P	1	6.25	3	1000000	999051.16	70430	04/01/2007	03/01/2037	6157.17	360	359	C01	74.074	CT	03/01/2007	35	CMI	1350000	0	1	1	XXXXXXXX0000	6932.17	1	0	0	#	0.000	0.000	0	0.0	0	0	ROXBURY	6783	3	20.79	42.23		02/15/2007	1350000	N	0	10	0	04/01/2007	04/12/2007	747	115	74.07	1000000	CMI	N
6749985399	10	21	E	1	5.875	3	875000	873187.26	70430	03/01/2007	02/01/2037	5175.96	360	358	C01	47.297	CA	03/01/2007	35	CMI	1850000	0	1	1	XXXXXXXX0000	5175.96	1	0	0	#	0.000	0.000	0	0.0	0	0	CALABASAS	91302	19	29.42	35.52		01/25/2007	0	N	0	10	0	04/01/2007	04/12/2007	777	117	47.3	874083.85	CMI	N
6749995649	10	11	P	1	6.125	3	700000	699319.64	70430	04/01/2007	03/01/2037	4253.28	360	359	C01	36.726	MA	04/01/2007	35	CMI	1925000	0	1	1	XXXXXXXX0000	6228.28	1	0	0	#	0.000	0.000	0	0.0	0	0	LINCOLN	1773	9	24.46	30.7		02/16/2007	1906000	N	0	10	0	04/01/2007	04/12/2007	762	107	36.73	699319.64	CMI	N
6758915819	50	21	N	1	6.375	3	773000	772284.05	70430	04/01/2007	03/01/2037	4822.51	360	359	C	24.156	IL	04/01/2007	35	CMI	3200000	0	1	1	XXXXXXXXXX00	4822.51	1	0	0	#	0.000	0.000	0	0.0	0	0	BURR RIDGE	60527	22	23.52	29.99		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	706	123	24.16	772284.05	CMI	N
6758925509	10	21	N	1	6.25	3	560000	560000	70430	05/01/2007	04/01/2037	3448.02	360	360	C	50.909	CA	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXXX00	3448.02	1	0	0	#	0.000	0.000	0	0.0	0	0	TOMALES	94971	21	17.82	20.43		03/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	701	107	50.91	560000	CMI	N
6758975379	21	11	P	1	6.25	3	500000	500000	70430	05/01/2007	04/01/2037	3078.59	360	360	C	47.169	NY	04/01/2007	35	CMI	1075000	0	1	1	XXXXXXXXXX00	3488.59	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11231	24	19.19	21.27		03/08/2007	1060000	N	0	10	0	04/01/2007	04/12/2007	730	115	47.17	500000	CMI	N
6758995339	50	11	P	1	5.875	3	736600	735849	70435	04/01/2007	03/01/2037	4357.27	360	359	C01	79.136	HI	03/01/2007	35	CMI	940000	0	1	1	XXXXXXXXXX00	4720.27	1	4	0	#	5.875	0.000	4357.27	0.0	0	888	EWA BCH	96706	1	38.3	46.9		02/26/2007	930797	Y	0	10	0	04/01/2007	04/12/2007	756	118	89.88	736600	CMI	N
6759905799	10	11	P	1	6.25	3	602500	601928.32	70430	04/01/2007	03/01/2037	3709.7	360	359	C	50.103	NY	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXX0000	4316.7	1	0	0	#	0.000	0.000	0	0.0	0	0	SOUTHAMPTON	11968	52	51.18	52.2		02/02/2007	1202500	N	0	146	992	04/01/2007	04/12/2007	811	122	50.1	601928.32	CMI	Y
6759925589	36	21	N	1	5.875	3	757000	747675.91	70415	03/01/2007	02/01/2017	8356.81	120	118	C	33.644	NY	04/01/2007	31	CMI	2250000	0	1	1	XXXXXXXX0000	8356.81	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10014	31	11.77	12.29		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	787	115	33.64	747675.91	CMI	N
6759965909	23	11	P	1	6.125	3	560000	558908.65	70435	03/01/2007	02/01/2037	3402.62	360	358	C	80	CA	04/01/2007	35	CMI	705000	0	1	1	XXXXXXXX0000	4013.62	1	4	0	#	6.125	0.000	3402.62	0.0	0	888	ALISO VIEJO	92656	30	36.49	50.32		01/08/2007	700000	Y	0	10	0	04/01/2007	04/12/2007	727	107	85.71	558908.65	CMI	N
6759975539	50	21	E	1	6.25	3	469000	468555	70430	04/01/2007	03/01/2037	2887.71	360	359	C	66.056	CA	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXX0000	2887.71	1	0	0	#	0.000	0.000	0	0.0	0	0	PALO ALTO	94303	43	50.64	52.08		02/22/2007	0	N	0	10	811	04/01/2007	04/12/2007	708	123	69.72	468555	CMI	N
6761956189	10	11	P	1	5.875	3	517500	516442.18	70435	03/01/2007	02/01/2037	3061.21	360	358	C	79.615	CA	04/01/2007	35	CMI	680000	0	1	1	XXXX00000000	3782.21	1	4	0	#	5.875	0.000	3061.21	0.0	0	888	WALNUT CREEK	94598	7	32.76	35.16		01/24/2007	650000	Y	0	10	0	04/01/2007	04/12/2007	776	118	95	516442.18	CMI	N
6768915149	10	21	E	1	6.375	3	525000	525000	70430	05/01/2007	04/01/2037	3275.32	360	360	C	61.764	AZ	04/01/2007	35	CMI	850000	0	1	1	XXXXXXXXXX00	3533.32	1	0	0	#	0.000	0.000	0	0.0	0	0	CAVE CREEK	85331	7	28.27	43.98		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	692	123	61.76	525000	CMI	N
6768935469	10	21	N	1	6.5	3	520000	519529.92	70430	04/01/2007	03/01/2037	3286.75	360	359	C	41.269	CA	04/01/2007	35	CMI	1260000	0	1	1	XXXXXXXXX000	3286.75	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN MARINO	91108	19	25.91	28.08		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	763	107	41.27	519529.92	CMI	N
6768945039	33	11	P	1	6.25	3	540000	539990	70433	04/01/2007	03/01/2037	2812.45	360	359	C	80	CA	04/01/2007	567	CMI	675000	0	1	1	XXXXXXXXXX00	2812.45	1	0	0	#	6.250	0.000	2812.5	999.0	0	444	BERKELEY	94710	1	35.25	36.68		02/22/2007	675000	N	0	10	0	04/01/2007	04/12/2007	771	115	90	539990	CMI	N
6768965249	10	11	P	1	6.375	0	506400	506400	70430	05/01/2007	04/01/2037	3159.28	360	360	C	80	MA	04/01/2007	35	CMI	640000	0	1	1	XXXXXXXXXX00	3611.28	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST ROXBURY	2132	13	20.17	39.11		03/16/2007	633000	N	0	10	0	04/01/2007	04/12/2007	677	107	95	506400	CMI	N
6768985319	10	11	P	1	6.25	3	476000	475548.36	70430	04/01/2007	03/01/2037	2930.81	360	359	C	80	CA	04/01/2007	35	CMI	595000	0	1	1	XXXXXXXXXX00	2930.81	1	0	0	#	0.000	0.000	0	0.0	0	0	RICHMOND	94801	7	34.44	35.92		02/20/2007	595000	N	0	10	0	04/01/2007	04/12/2007	788	122	87.39	475548.36	CMI	N
6768995039	10	21	N	1	6.5	3	672000	671392.5	70430	04/01/2007	03/01/2037	4247.5	360	359	C	80	MI	04/01/2007	35	CMI	840000	0	1	1	XXXXXXXXXX00	5563.5	1	0	0	#	0.000	0.000	0	0.0	0	0	NOVI	48374	63	26.16	39.73		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	107	90	671392.5	CMI	N
6769915249	10	11	P	1	6.125	3	548000	546932.02	70430	03/01/2007	02/01/2037	3329.71	360	358	C	80	NJ	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXX0000	3329.71	1	0	0	#	0.000	0.000	0	0.0	0	0	PK RDG	7656	2	38.36	42.73		02/01/2007	685000	N	0	10	0	04/01/2007	04/12/2007	699	122	80	546932.02	CMI	N
6769925629	10	21	E	1	6.25	3	520000	520000	70433	03/01/2007	02/01/2037	2708.33	360	358	C	70.748	CA	04/01/2007	567	CMI	735000	0	1	1	XXXXXXXX0000	2708.33	1	0	0	#	6.250	0.000	2708.33	999.0	0	444	CAMARILLO	93010	56	29.38	39.35		02/02/2007	0	N	0	10	811	04/01/2007	04/12/2007	705	123	70.75	520000	CMI	N
6769925679	10	11	P	1	6.375	3	799000	798259.97	70430	04/01/2007	03/01/2037	4984.72	360	359	C	80	IL	04/01/2007	35	CMI	998750	0	1	1	XXXXXXXX0000	4984.72	1	0	0	#	0.000	0.000	0	0.0	0	0	LA GRANGE	60525	16	25.3	28.61		02/09/2007	998750	N	0	10	0	04/01/2007	04/12/2007	762	115	84.51	798259.97	CMI	N
6769935609	10	21	N	1	6.25	3	510000	509516.09	70430	04/01/2007	03/01/2037	3140.16	360	359	C	79.937	CA	04/01/2007	35	CMI	638000	0	1	1	XXXXXXXX0000	3140.16	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94134	38	35.71	39.82		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	727	115	89.3	509516.09	CMI	N
6769945919	50	21	N	1	6.25	3	470000	469099.61	70430	03/01/2007	02/01/2037	2893.87	360	358	C01	38.683	CA	03/01/2007	35	CMI	1215000	0	1	1	XXXXXXXX0000	2893.87	1	0	0	#	0.000	0.000	0	0.0	0	0	WEST HILLS	91307	19	25.98	35.66		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	687	109	50.3	469547.92	CMI	N
6769965489	10	11	P	1	5.25	3	700000	694859.5	70415	03/01/2007	02/01/2022	5627.14	180	178	C	70.707	NY	04/01/2007	31	CMI	1125000	0	1	1	XXXXXXXX0000	6199.14	1	0	0	#	0.000	0.000	0	0.0	0	0	WHITESTONE	11357	41	29.64	36.21		02/01/2007	990000	N	0	10	0	04/01/2007	04/12/2007	756	115	70.71	694859.5	CMI	N
6769975119	36	21	N	1	6.25	3	799999	799181.52	70430	04/01/2007	03/01/2036	4984.14	348	347	C	69.565	NY	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXXX0000	4984.14	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10024	31	19.75	21.42		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	680	115	69.57	799181.52	CMI	N
6769985519	10	11	P	1	6.25	3	595000	594435.44	70430	04/01/2007	03/01/2037	3663.52	360	359	C	70	MA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXX0000	4784.52	1	0	0	#	0.000	0.000	0	0.0	0	0	BOXFORD	1921	5	20.15	24.5		02/05/2007	850000	N	0	10	0	04/01/2007	04/12/2007	790	107	80	594435.44	CMI	N
6770926189	10	26	E	1	7	3	125000	124579.4	70430	01/01/2007	12/01/2036	831.63	360	356	C	79.617	IL	04/01/2007	35	CMI	157000	0	1	1	XXXXXX000000	1037.63	1	0	0	#	0.000	0.000	0	0.0	0	0	GODLEY	60407	99	25.8	52.29		11/17/2006	0	N	0	10	0	04/01/2007	04/12/2007	786	107	79.62	124579.4	CMI	N
6774936009	36	21	E	1	6.625	3	144000	141909.68	70430	07/01/2006	06/01/2036	922.05	360	350	C	77.837	NY	04/01/2007	35	CMI	185000	0	1	1	000000000000	922.05	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	20.79	33.45		05/30/2006	0	N	0	10	0	04/01/2007	04/12/2007	677	107	77.84	141909.68	CMI	N
6777995629	10	12	P	1	6.25	3	700000	700000	70430	05/01/2007	04/01/2037	4310.02	360	360	C	46.666	CA	04/01/2007	35	CMI	1625000	0	1	1	XXXXXXXXXXX0	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO MIRAGE	92270	33	15.13	35.97		03/14/2007	1500000	N	0	146	992	04/01/2007	04/12/2007	747	115	46.67	700000	CMI	Y
6779935489	36	21	N	1	6.125	3	470000	469543.19	70430	04/01/2007	03/01/2037	2855.77	360	359	C	62.666	NY	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXX0000	2855.77	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10029	31	20.51	21.46		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	767	107	62.67	469543.19	CMI	N
6779935979	10	21	E	1	6.875	3	500000	498732.68	70430	02/01/2007	01/01/2037	3284.56	360	357	C	80	FL	04/01/2007	35	CMI	625000	0	1	1	XXXXXXXX0000	4496.56	1	0	0	#	0.000	0.000	0	0.0	0	0	PACE	32571	57	21.44	36.82		12/14/2006	0	N	0	10	0	04/01/2007	04/12/2007	660	107	80	498732.68	CMI	N
6779965909	10	21	N	1	6.25	3	497500	496553.46	70430	03/01/2007	02/01/2037	3063.19	360	358	C	66.333	CA	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXX0000	3063.19	1	0	0	#	0.000	0.000	0	0.0	0	0	EL SOBRANTE	94803	7	33.42	49.01		01/31/2007	0	N	0	10	0	04/01/2007	04/12/2007	663	123	86.33	496553.46	CMI	N
6779975449	11	11	P	1	6.375	3	850000	849212.74	70430	04/01/2007	03/01/2037	5302.89	360	359	C	45.822	NY	04/01/2007	35	CMI	1875000	0	1	1	XXXXXXXX0000	5302.89	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	31.49	43.84		03/01/2007	1855000	N	0	10	0	04/01/2007	04/12/2007	781	122	62.26	849212.74	CMI	N
6789955269	36	11	P	1	6.125	3	305900	303786.65	70430	10/01/2006	09/01/2036	1858.68	360	353	C	70	NY	04/01/2007	35	CMI	440000	0	1	1	XXXXXXX00000	1858.68	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10039	31	31.86	31.85		08/21/2006	437000	N	0	10	0	04/01/2007	04/12/2007	756	107	70	303786.65	CMI	N
6797915679	50	21	N	1	6.25	3	520000	520000	70433	05/01/2007	04/01/2037	2708.33	360	360	C	80	CO	04/01/2007	567	CMI	650000	0	1	1	XXXXXXXXXX00	3017.33	1	0	0	#	6.250	0.000	2708.33	999.0	0	444	LITTLETON	80123	16	28.88	39.62		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	115	89.99	520000	CMI	N
6798905119	50	11	P	1	6.125	3	699900	699900	70430	05/01/2007	04/01/2037	4252.6	360	360	C	63.627	CO	04/01/2007	35	CMI	1400000	0	1	1	XXXXXXXXX000	4252.6	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOMFIELD	80020	1	22.86	24.13		03/12/2007	1100000	N	0	10	0	04/01/2007	04/12/2007	772	107	63.63	699900	CMI	N
6798935849	10	21	E	1	6.625	3	607000	607000	70433	04/01/2007	03/01/2037	3351.15	360	359	C01	62.577	CA	04/01/2007	567	CMI	970000	0	1	1	XXXXXXXXX000	3351.15	1	0	0	#	6.625	0.000	3351.15	999.0	0	444	JAMUL	91935	37	28.76	30.01		02/19/2007	0	N	0	10	0	04/01/2007	04/12/2007	653	123	62.58	607000	CMI	N
6798955739	10	21	N	1	6.25	3	580912	580360.8	70430	04/01/2007	03/01/2037	3576.78	360	359	C	79.576	CT	04/01/2007	35	CMI	730000	0	1	1	XXXXXXXXX000	4657.78	1	0	0	#	0.000	0.000	0	0.0	0	0	GLASTONBURY	6033	2	31.91	40.24		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	696	107	79.58	580360.8	CMI	N
6798985229	10	11	P	1	6.375	3	828750	828750	70433	04/01/2007	03/01/2037	4402.73	360	359	C01	65	CA	03/01/2007	567	CMI	1275000	0	1	1	XXXXXXXXX000	4402.73	1	0	0	#	6.375	0.000	4402.73	999.0	0	444	SOMIS	93066	56	16.65	28.39		02/14/2007	1275000	N	0	10	0	04/01/2007	04/12/2007	743	115	79.12	828750	CMI	N
6799945159	10	11	P	1	6.25	3	575000	574454.42	70430	04/01/2007	03/01/2037	3540.37	360	359	C	57.5	NJ	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXX00000	5256.37	1	0	0	#	0.000	0.000	0	0.0	0	0	TOWACO	7082	14	24.71	39.76		02/07/2007	999999	N	0	10	0	04/01/2007	04/12/2007	763	110	60	574454.42	CMI	N
6799945849	36	11	P	1	6.25	3	499000	498526.53	70430	04/01/2007	03/01/2037	3072.43	360	359	C	49.949	NY	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXX00000	3072.43	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10025	31	20.18	24.61		02/05/2007	999000	N	0	10	0	04/01/2007	04/12/2007	736	115	49.95	498526.53	CMI	N
6799965679	36	11	P	1	6.375	3	1100000	1100000	70433	04/01/2007	03/01/2037	5843.75	360	359	C	64.705	NY	04/01/2007	567	CMI	1700000	0	1	1	XXXXXXX00000	5843.75	1	0	0	#	6.375	0.000	5843.75	999.0	0	444	NEW YORK	10024	31	20.7	39.84		02/28/2007	1700000	N	0	10	0	04/01/2007	04/12/2007	732	122	64.71	1100000	CMI	N
6951299962	10	21	E	1	6	0	600000	584940.27	70415	11/01/2006	10/01/2021	5063.14	180	174	C01	52.631	NJ	04/01/2007	31	CMI	1140000	0	1	1	XXXXXXXXXX00	6134.95	1	0	0	#	0.000	0.000	0	0.0	0	0	PRINCETON JUNCTION	8550	11	31.32	36.83		09/22/2006	0	N	0	10	0	04/01/2007	04/12/2007	705	123	52.63	584940.27	CMI	N
7700986689	36	21	E	1	6.125	3	115000	114660.45	70430	02/01/2007	01/01/2037	698.75	360	357	C01	42.592	NY	03/01/2007	35	CMI	270000	0	1	1	XXXXXXX00000	698.75	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11217	24	22.52	29.11		12/22/2006	0	N	0	10	0	04/01/2007	04/12/2007	766	107	51.85	114773.38	CMI	N
7708905119	10	11	P	1	6.25	3	700000	700000	70433	05/01/2007	04/01/2037	3645.83	360	360	C	80	NC	04/01/2007	567	CMI	900000	0	1	1	XXXXXXXXXX00	3645.83	1	0	0	#	6.250	0.000	3645.83	999.0	0	444	EMERALD IS	28594	16	37.48	39.54		03/15/2007	875000	N	0	10	0	04/01/2007	04/12/2007	760	115	80	700000	CMI	N
7709905479	50	11	P	1	6.125	3	1000000	1000000	70433	04/01/2007	03/01/2037	5104.17	360	359	C01	54.495	AZ	03/01/2007	567	CMI	1900000	0	1	1	XXXXXXXXX000	6002.17	1	0	0	#	6.125	0.000	5104.17	999.0	0	444	SCOTTSDALE	85255	7	24.02	48.18		02/27/2007	1835000	N	0	10	0	04/01/2007	04/12/2007	776	122	80	1000000	CMI	N
7709915149	36	11	P	1	6.375	3	848000	848000	70433	04/01/2007	03/01/2037	4505	360	359	C	80	NY	04/01/2007	567	CMI	1060000	0	1	1	XXXXXXXXX000	4505	1	0	0	#	6.375	0.000	4505	999.0	0	444	NEW YORK	10024	31	25.02	34.9		03/07/2007	1060000	N	0	10	0	04/01/2007	04/12/2007	768	115	80	848000	CMI	N
7709915199	31	11	P	1	6.375	3	650000	649397.98	70430	04/01/2007	03/01/2037	4055.15	360	359	C	40.625	NY	04/01/2007	35	CMI	1600000	0	1	1	XXXXXXXXX000	4055.15	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10006	31	3.82	4.53		02/09/2007	1600000	N	0	10	0	04/01/2007	04/12/2007	773	115	40.63	649397.98	CMI	N
7709915239	10	12	P	1	6.375	3	700000	700000	70430	05/01/2007	04/01/2037	4367.09	360	360	C	38.997	CA	04/01/2007	35	CMI	1900000	0	1	1	XXXXXXXXX000	4367.09	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN DIEGO	92103	37	26.83	55.61		03/16/2007	1795000	N	0	10	0	04/01/2007	04/12/2007	664	122	39	700000	CMI	N
7709915939	10	24	N	1	5.875	3	820000	817150.21	70415	04/01/2007	03/01/2022	6864.37	180	179	C01	45.555	CA	03/01/2007	31	CMI	1800000	0	1	1	XXXXXXXXX000	6864.37	1	0	0	#	0.000	0.000	0	0.0	0	0	TAHOE CITY	96145	31	14.66	24.91		02/14/2007	0	N	0	146	993	04/01/2007	04/12/2007	702	123	45.56	820000	CMI	Y
7709935039	50	11	P	1	6.25	3	900000	899287.5	70433	04/01/2007	03/01/2037	4683.79	360	359	C	69.93	CA	04/01/2007	567	CMI	1290000	0	1	1	XXXXXXXXX000	4683.79	1	0	0	#	6.250	0.000	4687.5	999.0	0	444	LOS ANGELES	91311	19	16.5	29.17		02/09/2007	1287000	N	0	10	0	04/01/2007	04/12/2007	733	115	84.93	899287.5	CMI	N
7709935759	10	24	N	1	6.25	3	630000	628801.35	70430	03/01/2007	02/01/2037	3879.02	360	358	C01	49.606	DE	03/01/2007	35	CMI	1270000	0	1	1	XXXXXXXXX000	4311.02	1	0	0	#	0.000	0.000	0	0.0	0	0	LEWES	19958	3	21.5	39.98		01/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	719	115	49.61	629402.23	CMI	N
7709995069	50	11	P	1	6.25	3	620000	523891.17	70435	04/01/2007	03/01/2037	3817.45	360	359	C	80	VA	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	4479.45	1	0	0	#	0.000	0.000	0	0.0	0	0	FAIRFAX	22031	29	27.85	31.35		02/21/2007	775000	N	0	10	0	04/01/2007	04/12/2007	769	118	80	523891.17	CMI	N
7709995089	10	11	P	1	6.25	0	783600	783600	70433	05/01/2007	04/01/2037	4081.25	360	360	C	80	CA	04/01/2007	567	CMI	995000	0	1	1	XXXXXXXXX000	4081.25	1	0	0	#	6.250	0.000	4081.25	999.0	0	444	LOS ANGELES	90046	19	29.2	31.32		03/05/2007	979500	N	0	146	992	04/01/2007	04/12/2007	717	110	80	783600	CMI	Y
7710956479	50	11	P	1	6	3	728000	727275.27	70435	04/01/2007	03/01/2037	4364.73	360	359	C	80	AZ	04/01/2007	35	CMI	910000	0	1	1	XXXXXXX00000	4764.73	1	0	0	#	0.000	0.000	0	0.0	0	0	SCOTTSDALE	85259	7	12.83	17.16		02/15/2007	910000	N	0	10	0	04/01/2007	04/12/2007	790	118	90	727275.27	CMI	N
7719925299	10	21	E	1	6.875	3	40000	39922.04	70430	04/01/2007	03/01/2027	307.13	240	239	C	78.431	KY	04/01/2007	35	CMI	51000	0	1	1	XXXXXXXXX000	322.13	1	0	0	#	0.000	0.000	0	0.0	0	0	HAZEL	42049	18	10.65	33.03		01/29/2007	0	N	0	10	0	04/01/2007	04/12/2007	646	123	78.43	39922.04	CMI	N
7719925439	10	21	N	1	6.25	3	676000	676000	70433	03/01/2007	02/01/2037	3520.83	360	358	C	80	CA	04/01/2007	567	CMI	845000	0	1	1	XXXXXXXXX000	4286.67	1	0	0	#	6.250	0.000	3520.83	999.0	0	444	SAN JOSE	95125	43	48.82	48.83		01/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	754	107	89.94	676000	CMI	N
7719955799	10	11	P	1	6.375	0	500000	500000	70430	05/01/2007	04/01/2037	3119.35	360	360	C	70.921	NJ	04/01/2007	35	CMI	705000	0	1	1	XXXXXXXXX000	4256.35	1	0	0	#	0.000	0.000	0	0.0	0	0	SOMERSET	8873	18	0	0		03/16/2007	705000	N	0	10	0	04/01/2007	04/12/2007	633	122	100	500000	CMI	N
7719995769	36	21	N	1	5.875	0	226500	226269.08	70430	04/01/2007	03/01/2037	1339.83	360	359	C	67.611	NY	04/01/2007	35	CMI	335000	0	1	1	XXXXXXXXX000	1339.83	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10016	31	29.44	30.75		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	762	109	67.61	226269.08	CMI	N
7721986999	10	12	P	1	6.375	3	599600	599044.66	70430	04/01/2007	03/01/2037	3740.72	360	359	C	80	NJ	04/01/2007	35	CMI	750000	0	1	1	XXXXX0000000	4291.72	1	0	0	#	0.000	0.000	0	0.0	0	0	BAY HEAD	8742	15	13.88	29.78		02/15/2007	749500	N	0	10	0	04/01/2007	04/12/2007	745	115	80	599044.66	CMI	N
7728955409	10	24	E	1	6.125	3	556000	556000	70430	05/01/2007	04/01/2037	3378.32	360	360	C	56.161	WA	04/01/2007	35	CMI	990000	0	1	1	XXXXXXXXXX00	4062.32	1	0	0	#	0.000	0.000	0	0.0	0	0	SEATTLE	98122	17	0	31.39		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	719	123	56.16	556000	CMI	N
7729905149	50	11	P	1	6.5	3	540000	540000	70433	05/01/2007	04/01/2037	2925	360	360	C	80	CA	04/01/2007	567	CMI	675000	0	1	1	XXXXXXXXX000	2925	1	0	0	#	6.500	0.000	2925	999.0	0	444	BAKERSFIELD	93306	15	41.95	48.67		02/28/2007	675000	N	0	10	0	04/01/2007	04/12/2007	751	122	90	540000	CMI	N
7729915459	50	11	P	1	6.5	3	750000	750000	70433	03/01/2007	02/01/2037	4062.5	360	358	C	41.095	CT	04/01/2007	567	CMI	1825000	0	1	1	XXXXXXXXX000	5116.51	1	0	0	#	6.500	0.000	4062.5	999.0	0	444	DARIEN	6820	1	27.97	36.99		01/31/2007	1825000	N	0	10	0	04/01/2007	04/12/2007	676	115	41.1	750000	CMI	N
7729925519	10	21	N	1	6.25	3	463000	462119.09	70430	03/01/2007	02/01/2037	2850.77	360	358	C	77.166	CA	04/01/2007	35	CMI	600000	0	1	1	XXXXXXXXX000	2850.77	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94134	38	37.96	38.22		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	738	115	77.17	462119.09	CMI	N
7729955449	10	21	E	1	6.25	3	430000	429426.58	70430	04/01/2007	03/01/2037	2647.58	360	359	C	66.153	PA	04/01/2007	35	CMI	650000	0	1	1	XXXXXXXXX000	3534.58	1	0	0	#	0.000	0.000	0	0.0	0	0	COLLEGEVILLE	19426	46	49.41	56.97		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	123	70	429426.58	CMI	N
7729975719	36	21	E	1	6.375	3	660000	659388.71	70430	04/01/2007	03/01/2037	4117.54	360	359	C	35.675	NY	04/01/2007	35	CMI	1850000	0	1	1	XXXXXXXXX000	4117.54	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	31.72	31.84		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	750	117	35.67	659388.71	CMI	N
7729985479	50	11	P	1	6.125	3	605600	605011.39	70430	04/01/2007	03/01/2037	3679.69	360	359	C	80	NC	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	4470.69	1	0	0	#	0.000	0.000	0	0.0	0	0	WINSTON SALEM	27106	34	24.2	28.16		02/13/2007	757000	N	0	10	0	04/01/2007	04/12/2007	761	107	80	605011.39	CMI	N
7729985719	10	21	N	1	6.625	3	530000	529532.39	70430	04/01/2007	03/01/2037	3393.65	360	359	C	67.515	MA	04/01/2007	35	CMI	785000	0	1	1	XXXXXXXXX000	3974.65	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWBURY	1951	5	37.53	46.17		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	681	107	67.51	529532.39	CMI	N
7730916689	10	11	P	1	6.25	3	600000	599430.7	70430	04/01/2007	03/01/2037	3694.3	360	359	C	80	NY	04/01/2007	35	CMI	765000	0	1	1	XXXXXXX00000	4718.3	1	0	0	#	0.000	0.000	0	0.0	0	0	BEDFORD	10506	60	38	38.57		02/12/2007	750000	N	0	10	0	04/01/2007	04/12/2007	780	115	80	599430.7	CMI	N
7738955749	10	12	P	1	6.375	3	960000	960000	70433	05/01/2007	04/01/2037	5100	360	360	C	80	FL	04/01/2007	567	CMI	1450000	0	1	1	XXXXXXXXXX00	6251	1	0	0	#	6.375	0.000	5100	999.0	0	444	NAPLES	34108	11	4.03	28.72		03/12/2007	1200000	N	0	10	0	04/01/2007	04/12/2007	807	122	80	960000	CMI	N
7738975339	10	11	P	1	6.125	3	528000	528000	70430	05/01/2007	04/01/2037	3208.18	360	360	C	80	CA	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	3208.18	1	0	0	#	0.000	0.000	0	0.0	0	0	SUNNYVALE	94086	43	34.67	36.31		02/28/2007	660000	N	0	10	0	04/01/2007	04/12/2007	764	115	80	528000	CMI	N
7738985969	10	21	E	1	7.625	3	700000	700000	70430	05/01/2007	04/01/2037	4954.56	360	360	C	56	CA	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	4954.56	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94539	1	25.5	27.28		03/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	685	107	56	700000	CMI	N
7739905779	10	11	P	1	5.875	3	528000	527461.68	70430	04/01/2007	03/01/2037	3123.32	360	359	C	80	NY	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXX0000	3485.32	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMHURST	11373	41	26.77	30.56		02/20/2007	660000	N	0	10	0	04/01/2007	04/12/2007	787	115	90	527461.68	CMI	N
7739945269	50	11	P	1	5.875	3	685000	684301.62	70435	04/01/2007	03/01/2037	4052.03	360	359	C01	69.543	CA	03/01/2007	35	CMI	985000	0	1	1	XXXXXXXX0000	5190.03	1	4	0	#	5.875	0.000	4052.03	0.0	0	888	DANVILLE	94506	7	50.82	59.53		02/16/2007	985000	Y	0	10	0	04/01/2007	04/12/2007	663	112	79.7	685000	CMI	N
7739975779	10	21	N	1	6.25	3	863200	861557.66	70430	03/01/2007	02/01/2037	5314.87	360	358	C	79.925	IL	04/01/2007	35	CMI	1080000	0	1	1	XXXXXXXX0000	5314.87	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENVIEW	60025	16	32.81	37.89		01/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	745	123	86.87	861557.66	CMI	N
7739985939	10	11	P	1	6.375	3	717500	716167.37	70430	03/01/2007	02/01/2037	4476.27	360	358	C	58.932	MA	04/01/2007	35	CMI	1225000	0	1	1	XXXXXXXX0000	5358.27	1	0	0	#	0.000	0.000	0	0.0	0	0	WELLESLEY HILLS	2481	11	28.29	32.67		02/01/2007	1217500	N	0	10	0	04/01/2007	04/12/2007	779	122	58.93	716167.37	CMI	N
7748905659	50	12	P	1	6.125	0	604000	603412.92	70430	04/01/2007	03/01/2037	3669.97	360	359	C	80	NC	04/01/2007	35	CMI	770000	0	1	1	XXXXXXXXXX00	4294.97	1	0	0	#	0.000	0.000	0	0.0	0	0	ADVANCE	27006	30	9.46	27.89		02/27/2007	755000	N	0	10	0	04/01/2007	04/12/2007	711	107	80	603412.92	CMI	N
7748925029	10	11	P	1	6.375	0	976000	976000	70430	05/01/2007	04/01/2037	6088.97	360	360	C	80	MA	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	6698.97	1	0	0	#	0.000	0.000	0	0.0	0	0	NEEDHAM	2492	11	10.69	17.13		03/14/2007	1220000	N	0	10	0	04/01/2007	04/12/2007	749	122	80	976000	CMI	N
7748935359	10	11	P	1	6.25	3	524000	523502.81	70430	04/01/2007	03/01/2037	3226.36	360	359	C	80	MA	04/01/2007	35	CMI	655000	0	1	1	XXXXXXXXXX00	3677.36	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLINE	2467	9	19.09	33.5		02/27/2007	655000	N	0	10	0	04/01/2007	04/12/2007	764	107	94.99	523502.81	CMI	N
7748935519	10	21	E	1	6.25	3	800000	799240.93	70430	04/01/2007	03/01/2037	4925.74	360	359	C	64	AR	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXXXX00	5266.74	1	0	0	#	0.000	0.000	0	0.0	0	0	FAYETTEVILLE	72703	72	18.06	37.31		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	720	117	64	799240.93	CMI	N
7748975069	10	21	E	1	6.375	3	600000	600000	70433	05/01/2007	04/01/2037	3187.5	360	360	C	47.058	MD	04/01/2007	567	CMI	1275000	0	1	1	XXXXXXXXXX00	4027.5	1	0	0	#	6.375	0.000	3187.5	999.0	0	444	CHURCHVILLE	21028	13	21.42	45.95		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	694	107	47.06	600000	CMI	N
7748985469	10	11	P	1	6.5	0	465560	465560	70433	04/01/2007	03/01/2037	2521.78	360	359	C	80	NY	04/01/2007	567	CMI	635000	0	1	1	XXXXXXXXXX00	3175.78	1	0	0	#	6.500	0.000	2521.78	999.0	0	444	EAST QUOGUE	11942	52	37.48	40.8		03/02/2007	581950	N	0	10	0	04/01/2007	04/12/2007	824	115	100	465560	CMI	N
7748985969	10	12	P	1	5.875	3	600000	597914.79	70415	04/01/2007	03/01/2022	5022.71	180	179	C01	54.545	CA	03/01/2007	31	CMI	1100000	0	1	1	XXXXXXXXXX00	5022.71	1	0	0	#	0.000	0.000	0	0.0	0	0	BODEGA BAY	94923	49	5.08	17.61		03/02/2007	1100000	N	0	10	0	04/01/2007	04/12/2007	785	115	54.54	600000	CMI	N
7749945569	10	21	E	1	6.25	3	675000	673576.63	70430	04/01/2007	03/01/2027	4933.77	240	239	C	69.23	CT	04/01/2007	35	CMI	975000	0	1	1	XXXXXXXX0000	5644.77	1	0	0	#	0.000	0.000	0	0.0	0	0	DARIEN	6820	1	24.66	29.08		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	742	117	69.23	673576.63	CMI	N
7749955229	10	21	E	1	6.375	3	1425000	1425000	70433	04/01/2007	03/01/2037	7570.31	360	359	C	75	CA	04/01/2007	567	CMI	1900000	0	1	1	XXXXXXXX0000	7570.31	1	0	0	#	6.375	0.000	7570.31	999.0	0	444	STINSON BEACH	94970	21	20.23	27.38		02/07/2007	0	N	0	146	992	04/01/2007	04/12/2007	784	117	75	1425000	CMI	Y
7749975649	38	21	E	1	6.25	3	563500	562965.33	70430	04/01/2007	03/01/2037	3469.57	360	359	C	70	NY	04/01/2007	35	CMI	805000	0	1	1	XXXXXXXX0000	3469.57	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	14.41	14.6		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	749	117	70	562965.33	CMI	N
7750906069	38	11	P	1	6.375	3	468000	467130.78	70430	03/01/2007	02/01/2037	2919.71	360	358	C	80	NY	04/01/2007	35	CMI	625000	0	1	1	XXXXXX000000	2919.71	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10004	31	31.94	50.21		01/31/2007	585000	N	0	10	0	04/01/2007	04/12/2007	759	122	80	467130.78	CMI	N
7758915399	10	11	P	1	6.5	3	556000	555497.37	70430	04/01/2007	03/01/2037	3514.3	360	359	C	80	TN	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXXXX00	4252.3	1	0	0	#	0.000	0.000	0	0.0	0	0	NASHVILLE	37212	42	24.23	34.11		02/20/2007	695000	N	0	10	0	04/01/2007	04/12/2007	790	122	80	555497.37	CMI	N
7758925079	10	21	E	1	6.25	3	521000	521000	70433	04/01/2007	03/01/2037	2713.54	360	359	C	66.794	DC	04/01/2007	567	CMI	780000	0	1	1	XXXXXXXXXX00	3136.54	1	0	0	#	6.250	0.000	2713.54	999.0	0	444	WASHINGTON	20012	1	22.76	33.05		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	706	114	66.79	521000	CMI	N
7758935659	10	26	E	1	6.625	3	180000	179840.69	70430	04/01/2007	03/01/2037	1152.56	360	359	C	56.25	CA	04/01/2007	35	CMI	320000	0	1	1	XXXXXXXXXX00	1405.56	1	0	0	#	0.000	0.000	0	0.0	0	0	LEMOORE	93245	16	0	30.03		02/16/2007	0	N	0	10	421	04/01/2007	04/12/2007	816	411	56.25	179840.69	CMI	N
7758935969	10	11	P	1	6	3	504000	503498.27	70430	04/01/2007	03/01/2037	3021.73	360	359	C	80	CA	04/01/2007	35	CMI	630000	0	1	1	XXXXXXXXXX00	3021.73	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94538	1	40.39	47.67		02/26/2007	630000	N	0	10	0	04/01/2007	04/12/2007	724	122	91.83	503498.27	CMI	N
7758955959	10	21	N	1	6.5	3	689080	689080	70433	04/01/2007	03/01/2037	3732.52	360	359	C	75.309	CA	04/01/2007	567	CMI	915000	0	1	1	XXXXXXXXXX00	3732.52	1	0	0	#	6.500	0.000	3732.52	999.0	0	444	YORBA LINDA	92886	30	23.54	30.53		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	753	115	75.31	689080	CMI	N
7758975169	10	11	P	1	6.375	3	732800	732800	70430	05/01/2007	04/01/2037	4571.72	360	360	C	80	CA	04/01/2007	35	CMI	920000	0	1	1	XXXXXXXXXX00	4571.72	1	0	0	#	0.000	0.000	0	0.0	0	0	ARCADIA	91006	19	23.81	34.2		02/26/2007	916000	N	0	10	0	04/01/2007	04/12/2007	712	115	80	732800	CMI	N
7758985479	33	21	N	1	6.25	0	492500	492500	70430	05/01/2007	04/01/2037	3032.41	360	360	C	50.773	CA	04/01/2007	35	CMI	970000	0	1	1	XXXXXXXXXX00	3032.41	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94121	38	26.25	27.08		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	770	115	50.77	492500	CMI	N
7759905809	10	11	P	1	5.875	3	850000	849133.39	70435	04/01/2007	03/01/2037	5028.07	360	359	C	74.561	NJ	04/01/2007	35	CMI	1200000	0	1	1	XXXXXXXX0000	6551.07	1	4	0	#	5.875	0.000	5028.07	0.0	0	888	MADISON	7940	14	30.79	49.43		02/28/2007	1140000	Y	0	10	0	04/01/2007	04/12/2007	720	112	74.56	849133.39	CMI	N
7759905999	10	21	N	1	6	3	1000000	993105.67	70415	03/01/2007	02/01/2022	8438.57	180	178	C	27.027	CT	04/01/2007	31	CMI	3700000	0	1	1	XXXXXXXX0001	8438.57	1	0	0	#	0.000	0.000	0	0.0	0	0	GREENWICH	6830	1	8.09	8.77		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	748	115	27.03	993105.67	CMI	N
7768915099	10	21	N	1	6.875	3	1000000	999964.17	70433	04/01/2007	03/01/2037	5728.96	360	359	C	71.428	IL	04/01/2007	567	CMI	1400000	0	1	1	XXXXXXXXXX00	6963.96	1	0	0	#	6.875	0.000	5729.17	999.0	0	444	WILMETTE	60091	16	31.38	37.78		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	701	114	86.79	999964.17	CMI	N
7768945029	10	21	E	1	6.25	3	445000	444577.77	70430	04/01/2007	03/01/2037	2739.94	360	359	C	73.553	MA	04/01/2007	35	CMI	605000	0	1	1	XXXXXXXXXX00	2739.94	1	0	0	#	0.000	0.000	0	0.0	0	0	DANVERS	1923	5	26.95	41.18		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	710	107	73.55	444577.77	CMI	N
7768965849	10	11	P	1	6.5	0	840000	840000	70433	04/01/2007	03/01/2037	4550	360	359	C	80	CT	04/01/2007	567	CMI	1100000	0	1	1	XXXXXXXXX000	5493	1	0	0	#	6.500	0.000	4550	999.0	0	444	DARIEN	6820	1	15.09	31.67		03/01/2007	1050000	N	0	10	0	04/01/2007	04/12/2007	704	116	90	840000	CMI	N
7768995679	10	21	E	1	6.5	3	507000	505329.74	70415	04/01/2007	03/01/2022	4416.51	180	179	C	67.962	OH	04/01/2007	31	CMI	746000	0	1	1	XXXXXXXXX000	5282.51	1	0	0	#	0.000	0.000	0	0.0	0	0	DELAWARE	43015	21	56.34	59.18		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	676	107	67.96	505329.74	CMI	N
7769935789	36	21	N	1	6.5	3	465000	464156.98	70430	03/01/2007	02/01/2037	2939.12	360	358	C	47.692	NY	04/01/2007	35	CMI	975000	0	1	1	XXXXXXXX0000	2939.12	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10019	31	27.72	35.35		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	772	115	47.69	464156.98	CMI	N
7769965109	11	11	P	1	6	3	546000	544910.18	70430	03/01/2007	02/01/2037	3273.55	360	358	C	79.941	NY	04/01/2007	35	CMI	690000	0	1	1	XXXXXXXX0000	3273.55	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11204	24	15.05	18.98		01/29/2007	683000	N	0	10	0	04/01/2007	04/12/2007	778	115	79.94	544910.18	CMI	N
7769995779	38	21	N	1	6.25	3	760000	758554.01	70430	03/01/2007	02/01/2037	4679.45	360	358	C	32.758	NY	04/01/2007	35	CMI	2320000	0	1	1	XXXXXXXX0000	4679.45	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10013	31	14.53	18.77		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	729	115	32.76	758554.01	CMI	N
7778925849	10	21	E	1	6	3	434000	432170	70415	04/01/2007	03/01/2022	3662.34	180	179	C	43.4	NY	04/01/2007	31	CMI	1000000	0	1	1	XXXXXXXXX000	3662.34	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHPORT	11768	52	21.8	24.07		02/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	778	117	43.4	432170	CMI	N
7778935009	10	11	P	1	6.25	3	509600	509116.48	70430	04/01/2007	03/01/2037	3137.69	360	359	C	80	CA	04/01/2007	35	CMI	637000	0	1	1	XXXXXXXXX000	3137.69	1	0	0	#	0.000	0.000	0	0.0	0	0	PASADENA	91104	19	32.66	36.01		02/16/2007	637000	N	0	10	0	04/01/2007	04/12/2007	751	116	94.99	509116.48	CMI	N
7778935529	10	21	E	1	6.25	3	591500	590938.76	70430	04/01/2007	03/01/2037	3641.97	360	359	C	70	NY	04/01/2007	35	CMI	845000	0	1	1	XXXXXXXXX000	4974.97	1	0	0	#	0.000	0.000	0	0.0	0	0	ROSLYN	11576	30	37.35	37.36		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	707	117	70	590938.76	CMI	N
7778955579	10	11	P	1	6.25	3	750000	750000	70430	05/01/2007	04/01/2037	4617.88	360	360	C	75	MI	04/01/2007	35	CMI	1030000	0	1	1	XXXXXXXXX000	4617.88	1	0	0	#	0.000	0.000	0	0.0	0	0	ROCHESTER HILLS	48309	63	0	0		03/08/2007	999999	N	0	10	0	04/01/2007	04/12/2007	790	115	75	750000	CMI	N
7778965469	10	21	E	1	6.375	3	496000	495540.61	70430	04/01/2007	03/01/2037	3094.39	360	359	C	80	IL	04/01/2007	35	CMI	620000	0	1	1	XXXXXXXXX000	3562.39	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60647	16	35.62	44.99		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	711	107	80	495540.61	CMI	N
7778965969	23	12	P	1	6.25	3	103000	102653.31	70415	04/01/2007	03/01/2022	883.15	180	179	C01	80	MO	03/01/2007	31	CMI	103000	0	1	1	XXXXXXXXX000	913.15	1	0	0	#	0.000	0.000	0	0.0	0	0	OSAGE BCH	65065	15	15.07	33.81	DC	02/23/2007	119000	N	0	10	0	04/01/2007	04/12/2007	724	116	100	103000	CMI	N
7778975569	10	21	N	1	6.625	3	548700	548700	70433	04/01/2007	03/01/2037	3029.28	360	359	C	78.385	MI	04/01/2007	567	CMI	700000	0	1	1	XXXXXXXXX000	3792.28	1	0	0	#	6.625	0.000	3029.28	999.0	0	444	HARRISON TOWNSHIP	48045	50	28.06	41.19		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	757	107	78.39	548700	CMI	N
7779905139	10	11	P	1	6.25	3	520000	519506.6	70430	04/01/2007	03/01/2037	3201.73	360	359	C	73.239	NY	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXX0000	3201.73	1	0	0	#	0.000	0.000	0	0.0	0	0	ST JAMES	11780	52	52.02	52.41		02/07/2007	710000	N	0	10	0	04/01/2007	04/12/2007	744	122	73.24	519506.6	CMI	N
7779935169	21	11	P	1	6	3	525000	524477.36	70435	04/01/2007	03/01/2037	3147.64	360	359	C	70.093	NY	04/01/2007	35	CMI	755000	0	1	1	XXXXXXXX0000	3543.64	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10011	31	0	0		02/16/2007	749000	N	0	10	0	04/01/2007	04/12/2007	817	112	70.09	524477.36	CMI	N
7779955019	10	21	E	1	6.25	3	720000	718630.12	70430	03/01/2007	02/01/2037	4433.16	360	358	C	63.157	CA	04/01/2007	35	CMI	1140000	0	1	1	XXXXXXXX0000	5040.16	1	0	0	#	0.000	0.000	0	0.0	0	0	MARTINEZ	94553	7	20.39	24.08		01/19/2007	0	N	0	10	811	04/01/2007	04/12/2007	706	117	63.16	718630.12	CMI	N
7779975469	10	11	P	1	6.375	3	517000	516521.15	70430	04/01/2007	03/01/2037	3225.41	360	359	C01	67.405	NY	03/01/2007	35	CMI	770000	0	1	1	XXXXXXXX0000	4368.41	1	0	0	#	0.000	0.000	0	0.0	0	0	SOMERS	10589	60	16.13	23.5		03/01/2007	767000	N	0	10	0	04/01/2007	04/12/2007	761	115	67.4	517000	CMI	N
7779995239	10	21	N	1	6.25	3	640000	638279.72	70430	03/01/2007	02/01/2037	3940.59	360	358	C01	68.085	CA	03/01/2007	35	CMI	940000	0	1	1	XXXXXXXX0000	3940.59	1	0	0	#	0.000	0.000	0	0.0	0	0	HERMOSA BCH	90254	19	24.94	26.13		01/19/2007	0	N	0	10	0	04/01/2007	04/12/2007	711	115	68.08	638892.74	CMI	N
7779995359	21	11	P	1	6.25	3	640000	639392.74	70430	04/01/2007	03/01/2037	3940.59	360	359	C	80	NY	04/01/2007	35	CMI	800000	0	1	1	XXXXXXXX0000	3966.59	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10016	31	33.02	33.19		02/15/2007	800000	N	0	10	0	04/01/2007	04/12/2007	735	116	89.88	639392.74	CMI	N
7788915469	10	11	P	1	6.375	3	469000	468565.61	70430	04/01/2007	03/01/2037	2925.95	360	359	C	70	NY	04/01/2007	35	CMI	670000	0	1	1	XXXXXXXXX000	3917.95	1	0	0	#	0.000	0.000	0	0.0	0	0	ROCKVILLE CENTRE	11570	30	37.45	39.03		02/21/2007	670000	N	0	10	0	04/01/2007	04/12/2007	787	110	70	468565.61	CMI	N
7788945099	50	21	N	1	6.5	3	999900	998965.13	70430	04/01/2007	03/01/2037	6320.05	360	359	C	55.55	UT	04/01/2007	35	CMI	1800000	0	1	1	XXXXXXXXX000	7469.05	1	0	0	#	0.000	0.000	0	0.0	0	0	PROVO	84604	25	32.36	32.4		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	735	114	68.61	998965.13	CMI	N
7788975229	10	11	P	1	6.375	3	560000	559481.33	70430	04/01/2007	03/01/2037	3493.67	360	359	C	80	TX	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	5284.67	1	0	0	#	0.000	0.000	0	0.0	0	0	DALLAS	75214	57	4.87	6.61		02/15/2007	700000	N	0	10	0	04/01/2007	04/12/2007	722	110	80	559481.33	CMI	N
7788975639	10	11	P	1	6	3	521600	521600	70435	05/01/2007	04/01/2037	3127.26	360	360	C	80	CA	04/01/2007	35	CMI	652000	0	1	1	XXXXXXXXX000	3127.26	1	0	0	#	0.000	0.000	0	0.0	0	0	VENTURA	93003	56	42.46	46.4		03/06/2007	652000	N	0	10	0	04/01/2007	04/12/2007	721	112	89.49	521600	CMI	N
7789905319	10	21	N	1	5.875	3	700000	695122.59	70415	03/01/2007	02/01/2022	5859.83	180	178	C01	51.851	NY	03/01/2007	31	CMI	1350000	0	1	1	XXXXXXX00000	5859.83	1	0	0	#	0.000	0.000	0	0.0	0	0	RYE	10580	60	13.77	20.11		01/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	753	115	51.85	697567.25	CMI	N
7790956249	33	11	P	1	6.375	3	601250	601250	70433	04/01/2007	03/01/2037	3194.14	360	359	C01	65	NY	03/01/2007	567	CMI	925000	0	1	1	XXXXXX000000	3194.14	1	0	0	#	6.375	0.000	3194.14	999.0	0	444	BROOKLYN	11215	24	31.25	38.8		02/05/2007	925000	N	0	10	0	04/01/2007	04/12/2007	777	122	65	601250	CMI	N
7797945529	21	11	P	1	6.25	3	489600	489600	70430	05/01/2007	04/01/2037	3014.55	360	360	C	80	IL	04/01/2007	35	CMI	612000	0	1	1	XXXXXXXXXX00	3064.55	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	16.11	33.41		03/09/2007	612000	N	0	10	0	04/01/2007	04/12/2007	745	116	80	489600	CMI	N
7798925349	10	11	P	1	6.375	3	580000	579281.27	70430	04/01/2007	03/01/2037	3618.45	360	359	C	80	CT	04/01/2007	35	CMI	765000	0	1	1	XXXXXXXXX000	4595.45	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTPORT	6880	1	25.97	25.97		02/28/2007	725000	N	0	10	0	04/01/2007	04/12/2007	810	107	89.99	579281.27	CMI	N
7798935169	10	21	N	1	6.375	0	650000	650000	70430	05/01/2007	04/01/2037	4055.15	360	360	C	73.033	CA	04/01/2007	35	CMI	890000	0	1	1	XXXXXXXXX000	4055.15	1	0	0	#	0.000	0.000	0	0.0	0	0	ARCADIA	91006	19	29.04	37.85		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	117	73.03	650000	CMI	N
7798935759	10	21	N	1	6.25	3	532000	531495.21	70430	04/01/2007	03/01/2037	3275.62	360	359	C	45.567	MA	04/01/2007	35	CMI	1167500	0	1	1	XXXXXXXXX000	4393.62	1	0	0	#	0.000	0.000	0	0.0	0	0	LINCOLN	1773	9	19.53	19.93		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	748	107	66.12	531495.21	CMI	N
7798945429	10	11	P	1	6.5	3	666250	666250	70433	04/01/2007	03/01/2037	3608.85	360	359	C	65	CT	04/01/2007	567	CMI	1200000	0	1	1	XXXXXXXXX000	5238.85	1	0	0	#	6.500	0.000	3608.85	999.0	0	444	NEWTOWN	6470	1	29.64	47		02/27/2007	1025000	N	0	10	0	04/01/2007	04/12/2007	755	107	88.9	666250	CMI	N
7798955169	10	21	E	1	6.25	3	460000	457869.76	70430	04/01/2007	03/01/2037	2832.3	360	359	C01	68.148	MD	03/01/2007	35	CMI	675000	0	1	1	XXXXXXXXX000	3369.3	1	0	0	#	0.000	0.000	0	0.0	0	0	UPPER MARLBORO	20774	17	23.21	26.75		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	735	117	68.15	458315	CMI	N
7798965549	23	21	E	1	6.25	3	700000	699335.81	70430	04/01/2007	03/01/2037	4310.02	360	359	C	58.333	CA	04/01/2007	35	CMI	1200000	0	1	1	XXXXXXXXX000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	LAGUNA WOODS	92637	30	31.7	35.11		02/05/2007	0	N	0	10	811	04/01/2007	04/12/2007	768	117	58.33	699335.81	CMI	N
7798975179	10	21	N	1	6.25	3	865500	865500	70433	04/01/2007	03/01/2037	4507.81	360	359	C01	64.589	CA	03/01/2007	567	CMI	1340000	0	1	1	XXXXXXXXX000	4507.81	1	0	0	#	6.250	0.000	4507.81	999.0	0	444	SANTA BARBARA	93103	42	23.92	32.41		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	773	115	64.59	865500	CMI	N
7798975329	50	11	P	1	6.25	3	440000	439582.51	70430	04/01/2007	03/01/2037	2709.16	360	359	C	80	DE	04/01/2007	35	CMI	550000	0	1	1	XXXXXXXXX000	2709.16	1	0	0	#	0.000	0.000	0	0.0	0	0	HOCKESSIN	19707	2	13.28	15.85		02/21/2007	550000	N	0	10	0	04/01/2007	04/12/2007	697	107	80	439582.51	CMI	N
7799935549	50	21	N	1	6.375	3	553500	552471.98	70430	03/01/2007	02/01/2037	3453.12	360	358	C01	41.46	SC	03/01/2007	35	CMI	1335000	0	1	1	XXXXXXX00000	4335.12	1	0	0	#	0.000	0.000	0	0.0	0	0	LANDRUM	29356	42	35.18	43.25		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	705	115	41.46	552987.35	CMI	N
7799945119	36	11	P	1	6	3	133700	133433.13	70430	03/01/2007	02/01/2037	801.6	360	358	C	70	NY	04/01/2007	35	CMI	195000	0	1	1	XXXXXXX00000	801.6	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11209	24	30.7	31.23		01/31/2007	191000	N	0	10	0	04/01/2007	04/12/2007	788	122	70	133433.13	CMI	N
7799975059	10	21	E	1	6.625	3	790000	789303	70430	04/01/2007	03/01/2037	5058.46	360	359	C01	59.622	CA	03/01/2007	35	CMI	1325000	0	1	1	XXXXXXX00000	5058.46	1	0	0	#	0.000	0.000	0	0.0	0	0	SHERMAN OAKS	91403	19	26.48	36.42		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	693	123	59.62	790000	CMI	N
7951299962	10	21	N	1	6	0	540000	532516.8	70415	01/01/2007	12/01/2021	4556.83	180	176	C01	38.571	CA	03/01/2007	31	CMI	1400000	0	1	1	XXXXXXXXXX00	4556.83	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94539	1	43.79	44.71		11/07/2006	0	N	0	10	0	04/01/2007	04/12/2007	773	123	38.57	534401.62	CMI	N
7961239122	10	21	E	1	6.75	0	456000	454772.9	70430	02/01/2007	01/01/2037	2957.61	360	357	C01	66.472	WA	03/01/2007	35	CMI	686000	0	1	1	XXXXXXXXXX00	2957.61	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODINVILLE	98077	17	42.96	43.2		12/20/2006	0	N	0	10	0	04/01/2007	04/12/2007	699	123	66.47	455170.18	CMI	N
7961299732	10	21	N	1	6.5	3	589600	587450.61	70430	01/01/2007	12/01/2036	3726.67	360	356	C	75.589	VA	04/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	4264.14	1	0	0	#	0.000	0.000	0	0.0	0	0	FALLS DRIVE	22041	29	26.81	36.67		11/14/2006	0	N	0	10	0	04/01/2007	04/12/2007	678	123	75.59	587450.61	CMI	N
7971239542	10	11	P	1	6.25	0	252000	251036.05	70430	01/01/2007	12/01/2036	1551.61	360	356	C	80	AZ	04/01/2007	35	CMI	315000	0	1	1	XXXXXXXX0000	1724.97	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDALE	85305	7	22.84	43.79		11/08/2006	315000	N	0	10	0	04/01/2007	04/12/2007	736	122	80	251036.05	CMI	N
7991249322	10	11	P	1	7.375	0	132000	131946.16	70433	10/01/2006	09/01/2036	810.92	360	353	C	80	WI	04/01/2007	567	CMI	172000	0	1	1	XXXXXXX00100	1040.02	1	0	0	#	7.375	0.000	811	999.0	0	444	CHIPPEWA FALLS	54729	9	33.55	42.02		08/31/2006	165000	N	0	10	0	04/01/2007	04/12/2007	733	122	80	131946.16	CMI	N
8700936509	10	21	E	1	6.125	3	485000	483550.45	70430	03/01/2007	02/01/2037	2946.91	360	358	C	40.416	CA	04/01/2007	35	CMI	1200000	0	1	1	XXXXXXX00000	2946.91	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90064	19	18.13	19.02		01/24/2007	0	N	0	10	811	04/01/2007	04/12/2007	787	117	40.42	483550.45	CMI	N
8708905269	50	11	P	1	6.375	3	750000	747904.97	70430	02/01/2007	01/01/2037	4679.02	360	357	C	63.829	CO	04/01/2007	35	CMI	1180000	0	1	1	XXXXXXXXXX00	5280.02	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVER	80230	16	19.18	39.01		12/28/2006	1175000	N	0	10	0	04/01/2007	04/12/2007	678	122	63.83	747904.97	CMI	N
8708915799	10	21	E	1	6.375	3	492000	492000	70430	05/01/2007	04/01/2037	3069.44	360	360	C	80	CA	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXXXX00	3069.44	1	0	0	#	0.000	0.000	0	0.0	0	0	TEMPLE CITY	91780	19	33.22	40.43		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	779	107	80	492000	CMI	N
8708945999	10	11	P	1	6.375	3	560000	560000	70430	05/01/2007	04/01/2037	3493.67	360	360	C	80	NY	04/01/2007	35	CMI	720000	0	1	1	XXXXXXXXXX00	3900.67	1	0	0	#	0.000	0.000	0	0.0	0	0	FAR ROCKAWAY	11691	41	30.59	45.87		03/12/2007	700000	N	0	10	0	04/01/2007	04/12/2007	676	107	80	560000	CMI	N
8708975249	10	11	P	1	6.125	3	664000	664000	70430	05/01/2007	04/01/2037	4034.53	360	360	C	80	MA	04/01/2007	35	CMI	845000	0	1	1	XXXXXXXXXX00	4742.53	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2468	9	19.83	19.89		03/07/2007	830000	N	0	10	0	04/01/2007	04/12/2007	801	107	80	664000	CMI	N
8709905149	10	11	P	1	6.375	3	840000	839999.14	70433	04/01/2007	03/01/2037	4462.5	360	359	C	80	CT	04/01/2007	567	CMI	1050000	0	1	1	XXXXXXXXX000	4954.5	1	0	0	#	6.375	0.000	4462.5	999.0	0	444	COS COB	6807	1	26.74	37.3		02/22/2007	1050000	N	0	10	0	04/01/2007	04/12/2007	711	115	89.9	839999.14	CMI	N
8709925939	10	11	P	1	6.25	3	630000	630000	70430	05/01/2007	04/01/2037	3879.02	360	360	C	67.298	MA	04/01/2007	35	CMI	950000	0	1	1	XXXXXXXXX000	4880.02	1	0	0	#	0.000	0.000	0	0.0	0	0	SUDBURY	1776	9	34.45	34.79		03/16/2007	936125	N	0	10	0	04/01/2007	04/12/2007	776	107	67.3	630000	CMI	N
8709935189	10	12	P	1	6	3	692000	689620.51	70415	04/01/2007	03/01/2022	5839.49	180	179	C	79.54	NY	04/01/2007	31	CMI	885000	0	1	1	XXXXXXXXX000	5839.49	1	0	0	#	0.000	0.000	0	0.0	0	0	NORTHPORT	11768	52	3.68	36.45		02/06/2007	870000	N	0	146	992	04/01/2007	04/12/2007	800	122	79.54	689620.51	CMI	Y
8709945069	10	21	N	1	6.375	3	589600	589600	70430	05/01/2007	04/01/2037	3678.34	360	360	C	52.642	CA	04/01/2007	35	CMI	1120000	0	1	1	XXXXXXXXX000	3678.34	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90027	19	33.68	34.3		03/09/2007	0	N	0	146	993	04/01/2007	04/12/2007	744	123	52.64	589600	CMI	Y
8709955489	10	21	N	1	6.375	3	533000	533000	70430	05/01/2007	04/01/2037	3325.23	360	360	C	65	IL	04/01/2007	35	CMI	820000	0	1	1	XXXXXXXXX000	4401.23	1	0	0	#	0.000	0.000	0	0.0	0	0	BARRINGTON	60010	56	42.64	43.63		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	685	107	65	533000	CMI	N
8709955769	50	11	P	1	6.375	3	580000	580000	70433	03/01/2007	02/01/2037	3081.25	360	358	C	80	CA	04/01/2007	567	CMI	727000	0	1	1	XXXXXXXXX000	3081.25	1	0	0	#	6.375	0.000	3081.25	999.0	0	444	LAGUNA NIGUEL	92677	30	22.46	22.8		01/23/2007	725000	N	0	10	0	04/01/2007	04/12/2007	683	107	86.21	580000	CMI	N
8709975049	10	12	P	1	6.5	3	464000	463573.33	70430	04/01/2007	03/01/2037	2932.8	360	359	C	80	CA	04/01/2007	35	CMI	580000	0	1	1	XXXXXXXXX000	2932.8	1	0	0	#	0.000	0.000	0	0.0	0	0	CASTRO VALLEY	94546	1	16.39	39.03		02/06/2007	580000	N	0	10	0	04/01/2007	04/12/2007	704	115	80	463573.33	CMI	N
8709975819	10	21	E	1	6.5	3	640000	640000	70433	04/01/2007	03/01/2037	3466.67	360	359	C	68.817	IL	04/01/2007	567	CMI	930000	0	1	1	XXXXXXXXX000	4166.67	1	0	0	#	6.500	0.000	3466.67	999.0	0	444	WESTERN SPRINGS	60558	16	25.25	34.6		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	739	107	68.82	640000	CMI	N
8709995609	50	21	E	1	6.25	3	750000	750000	70430	05/01/2007	04/01/2037	4617.88	360	360	C	39.473	AR	04/01/2007	35	CMI	1900000	0	1	1	XXXXXXXXX000	5371.88	1	0	0	#	0.000	0.000	0	0.0	0	0	LITTLE ROCK	72223	60	12.93	17.27		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	743	123	39.47	750000	CMI	N
8718905319	10	11	P	1	6.5	3	510000	510000	70430	05/01/2007	04/01/2037	3223.55	360	360	C	62.962	NJ	04/01/2007	35	CMI	825000	0	1	1	XXXXXXXXXX00	4390.55	1	0	0	#	0.000	0.000	0	0.0	0	0	TOMS RIVER TOWNSHIP	8755	15	33.99	37.55		03/07/2007	810000	N	0	10	0	04/01/2007	04/12/2007	684	107	62.96	510000	CMI	N
8718975129	10	11	P	1	6.875	0	670400	670400	70430	05/01/2007	04/01/2037	4404.05	360	360	C	80	CA	04/01/2007	35	CMI	838000	0	1	1	XXXXXXXXXX00	4404.05	1	0	0	#	0.000	0.000	0	0.0	0	0	FREMONT	94536	1	30.72	35.12		03/07/2007	838000	N	0	10	0	04/01/2007	04/12/2007	752	114	89.99	670400	CMI	N
8719905319	50	11	P	1	6.25	3	686000	685349.1	70435	04/01/2007	03/01/2037	4223.82	360	359	C	56.577	CA	04/01/2007	35	CMI	1212500	0	1	1	XXXXXXXXX000	4223.82	1	4	0	#	6.250	0.000	4223.82	0.0	0	888	SANTA ROSA	95404	49	20.27	30.6		01/30/2007	1212500	Y	0	10	0	04/01/2007	04/12/2007	794	107	56.58	685349.1	CMI	N
8719945479	10	21	E	1	6.25	0	975000	972808.14	70430	04/01/2007	03/01/2027	7126.55	240	239	C	44.93	NY	04/01/2007	35	CMI	2170000	0	1	1	XXXXXXXXX000	9018.55	1	0	0	#	0.000	0.000	0	0.0	0	0	CHAPPAQUA	10514	60	24.05	30.45		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	735	117	44.93	972808.14	CMI	N
8719995369	11	21	E	1	7.125	3	125600	125398.52	70430	03/01/2007	02/01/2037	846.19	360	358	C01	80	MD	03/01/2007	35	CMI	157000	0	1	1	XXXXXXXXX000	1020.19	1	0	0	#	0.000	0.000	0	0.0	0	0	BALTIMORE	21227	3	27.22	39.52		01/19/2007	0	N	0	10	420	04/01/2007	04/12/2007	701	409	80	125499.56	CMI	N
8719995569	10	21	N	1	6.25	3	598912	598343.73	70430	04/01/2007	03/01/2037	3687.6	360	359	C01	50.541	CA	04/01/2007	35	CMI	1185000	0	1	1	XXXXXXXXX000	3687.6	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95124	43	38.29	41.96		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	789	115	50.54	598343.73	CMI	N
8719995939	10	21	N	1	6.375	3	855000	853411.99	70430	03/01/2007	02/01/2037	5334.09	360	358	C	57	CT	04/01/2007	35	CMI	1500000	0	1	1	XXXXXXXXX000	7323.09	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTON	6883	1	6.51	9.06		01/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	765	109	78.92	853411.99	CMI	N
8720906849	36	11	P	1	6.25	3	675000	674359.54	70430	04/01/2007	03/01/2037	4156.09	360	359	C	69.23	NY	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXX00000	4156.09	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10021	31	28.13	30.85		02/07/2007	975000	N	0	10	0	04/01/2007	04/12/2007	707	115	71.79	674359.54	CMI	N
8720936589	36	11	P	1	6.375	3	40000	39866.8	70415	04/01/2007	03/01/2022	345.7	180	179	C	52.631	NY	04/01/2007	31	CMI	100000	0	1	1	XXXXXXX00000	345.7	1	0	0	#	0.000	0.000	0	0.0	0	0	HEMPSTEAD	11550	30	28.91	30.78		02/07/2007	76000	N	0	10	0	04/01/2007	04/12/2007	714	115	52.63	39866.8	CMI	N
8726936489	10	21	N	1	6.25	3	1000000	998097.38	70430	03/01/2007	02/01/2037	6157.17	360	358	C	76.923	NY	04/01/2007	35	CMI	1300000	0	1	1	000000000000	6157.17	1	0	0	#	0.000	0.000	0	0.0	0	0	RYE	10580	60	25.48	28.61		04/20/2006	0	N	0	10	0	04/01/2007	04/12/2007	697	117	81.33	998097.38	CMI	N
8728905529	10	11	P	1	6	3	1000000	1000000	70430	05/01/2007	04/01/2037	5995.51	360	360	C	64.516	GA	04/01/2007	35	CMI	1600000	0	1	1	XXXXXXXXXX00	5995.51	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30305	60	23.78	27.63		03/09/2007	1550000	N	0	146	992	04/01/2007	04/12/2007	732	110	64.52	1000000	CMI	Y
8728925089	10	21	E	1	6.5	3	460000	460000	70433	05/01/2007	04/01/2037	2491.67	360	360	C	76.666	CA	04/01/2007	567	CMI	600000	0	1	1	XXXXXXXXXX00	2777.67	1	0	0	#	6.500	0.000	2491.67	999.0	0	444	BELLFLOWER	90706	19	29.05	35.87		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	751	107	76.67	460000	CMI	N
8728935379	10	21	E	1	6.5	3	422000	422000	70433	04/01/2007	03/01/2037	2285.83	360	359	C	78.878	CA	04/01/2007	567	CMI	535000	0	1	1	XXXXXXXXXX00	2541.83	1	0	0	#	6.500	0.000	2285.83	999.0	0	444	MODESTO	95357	50	44.75	44.74		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	705	107	78.88	422000	CMI	N
8728955389	10	21	N	1	6.375	3	435000	435000	70433	05/01/2007	04/01/2037	2310.94	360	360	C	38.839	NC	04/01/2007	567	CMI	1120000	0	1	1	XXXXXXXXXX00	2946.94	1	0	0	#	6.375	0.000	2310.94	999.0	0	444	COROLLA	27927	27	23.11	38.12		03/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	785	123	38.84	435000	CMI	N
8728975739	10	21	N	1	6.25	3	518000	518000	70430	05/01/2007	04/01/2037	3189.42	360	360	C	39.094	CA	04/01/2007	35	CMI	1325000	0	1	1	XXXXXXXXXX00	3189.42	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90036	19	29.6	37.88		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	726	115	39.09	518000	CMI	N
8729915269	50	11	P	1	6.25	3	580000	579999.71	70433	03/01/2007	02/01/2037	3020.83	360	358	C	80	AZ	04/01/2007	567	CMI	746000	0	1	1	XXXXXXXXX000	3508.83	1	0	0	#	6.250	0.000	3020.83	999.0	0	444	TUCSON	85750	10	19.82	30.89		01/25/2007	725000	N	0	10	0	04/01/2007	04/12/2007	766	107	80	579999.71	CMI	N
8729915889	36	11	P	1	6.375	3	487200	487200	70430	05/01/2007	04/01/2037	3039.49	360	360	C	60.148	NY	04/01/2007	35	CMI	810000	0	1	1	XXXXXXXXX000	3039.49	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10025	31	10.87	12.24		03/12/2007	812000	N	0	10	0	04/01/2007	04/12/2007	773	115	60.15	487200	CMI	N
8729935199	10	21	E	1	6.75	3	255000	254337.63	70430	02/01/2007	01/01/2037	1653.93	360	357	C01	40	WY	03/01/2007	35	CMI	637500	0	1	1	XXXXXXXXX000	1653.93	1	0	0	#	0.000	0.000	0	0.0	0	0	CODY	82414	15	11.28	25.11		12/20/2006	0	N	0	10	421	04/01/2007	04/12/2007	657	411	40	254559.66	CMI	N
8729975319	10	21	N	1	6.25	3	635000	634397.49	70430	04/01/2007	03/01/2037	3909.8	360	359	C	70.555	CA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	3909.8	1	0	0	#	0.000	0.000	0	0.0	0	0	AROMAS	95004	27	35.98	40.82		02/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	123	88.33	634397.49	CMI	N
8729995229	10	21	N	1	6.5	3	547947	545706.34	70430	03/01/2007	02/01/2027	4085.35	240	238	C	58.478	CA	04/01/2007	35	CMI	937000	0	1	1	XXXXXXXXX000	4861.85	1	0	0	#	0.000	0.000	0	0.0	0	0	PIEDMONT	94611	1	37.15	37.16		01/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	759	121	58.48	545706.34	CMI	N
8730986239	10	11	P	8	6.5	3	500000	500000	70430	05/01/2007	04/01/2037	3160.34	360	360	C	89.285	NY	04/01/2007	35	CMI	560000	0	1	1	XXXXXXX00000	4501.34	1	0	0	#	0.000	0.000	0	0.0	0	0	VLY COTTAGE	10989	44	40.61	41.5	HD	03/14/2007	560000	N	25	10	0	04/01/2007	04/12/2007	746	115	89.29	500000	CMI	N
8731986089	10	11	P	1	6.25	3	1500000	1497146.07	70430	03/01/2007	02/01/2037	9235.76	360	358	C01	64.516	NY	03/01/2007	35	CMI	2400000	0	1	1	XXXXX0000000	9235.76	1	0	0	#	0.000	0.000	0	0.0	0	0	EAST HILLS	11756	30	21.5	31.22		02/01/2007	2325000	N	0	10	0	04/01/2007	04/12/2007	672	115	75	1498576.74	CMI	N
8738915009	10	11	P	1	6.5	0	800000	799276.79	70430	04/01/2007	03/01/2037	5056.54	360	359	C	80	CA	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXXX00	5056.54	1	0	0	#	0.000	0.000	0	0.0	0	0	REDWOOD CITY	94062	41	24.59	31.12		02/22/2007	1000000	N	0	10	0	04/01/2007	04/12/2007	795	116	80	799276.79	CMI	N
8738935909	50	21	E	1	6.375	3	488000	488000	70433	05/01/2007	04/01/2037	2592.5	360	360	C	77.46	SC	04/01/2007	567	CMI	630000	0	1	1	XXXXXXXXXX00	2716.5	1	0	0	#	6.375	0.000	2592.5	999.0	0	444	SIMPSONVILLE	29681	23	32.23	41.21		03/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	781	107	77.46	488000	CMI	N
8738936959	50	11	P	1	6	3	600000	264253.82	70430	12/01/2005	11/01/2025	4298.59	240	223	C	52.643	CA	04/01/2007	35	CMI	1140000	0	1	1	000000000000	4298.59	1	0	0	#	0.000	0.000	0	0.0	0	0	GILROY	95020	43	35.43	35.44		10/07/2005	1139741	N	0	10	0	04/01/2007	04/12/2007	712	115	52.64	264253.82	CMI	N
8738965389	50	21	E	1	6.375	3	580000	580000	70430	05/01/2007	04/01/2037	3618.45	360	360	C	67.129	VA	04/01/2007	35	CMI	864000	0	1	1	XXXXXXXXXX00	4229.45	1	0	0	#	0.000	0.000	0	0.0	0	0	LORTON	22079	29	48.62	49.14		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	804	107	67.13	580000	CMI	N
8738985749	10	11	P	1	5.875	3	664000	664000	70430	05/01/2007	04/01/2037	3927.81	360	360	C	80	NY	04/01/2007	35	CMI	830000	0	1	1	XXXXXXXXXX00	4490.81	1	0	0	#	0.000	0.000	0	0.0	0	0	FLUSHING	11358	41	24.01	37.85		03/12/2007	830000	N	0	10	0	04/01/2007	04/12/2007	702	116	80	664000	CMI	N
8739915909	10	21	N	1	6.375	3	760000	759296.09	70430	04/01/2007	03/01/2037	4741.41	360	359	C01	80	CA	03/01/2007	35	CMI	950000	0	1	1	XXXXXXXX0000	4741.41	1	0	0	#	0.000	0.000	0	0.0	0	0	LA JOLLA	92037	37	26.58	38.36		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	674	123	90.53	760000	CMI	N
8739925969	10	12	P	1	6.25	3	1200000	1200000	70433	03/01/2007	02/01/2037	6250	360	358	C	75	GA	04/01/2007	567	CMI	1580000	0	1	1	XXXXXXXX0000	6909	1	0	0	#	6.250	0.000	6250	999.0	0	444	LAKEMONT	30552	119	8.51	15.58	DC	01/22/2007	1500000	N	0	146	992	04/01/2007	04/12/2007	779	122	80	1200000	CMI	Y
8739945459	50	21	N	1	6.5	3	523500	523500	70433	04/01/2007	03/01/2037	2835.63	360	359	C	77.555	NY	04/01/2007	567	CMI	675000	0	1	1	XXXXXXXX0000	2835.63	1	0	0	#	6.500	0.000	2835.63	999.0	0	444	HOLTSVILLE	11742	52	17.4	22.36		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	718	115	77.56	523500	CMI	N
8742936879	36	11	P	1	6.375	3	137900	137772.27	70430	04/01/2007	03/01/2037	860.32	360	359	C	70	NY	04/01/2007	35	CMI	198000	0	1	1	XXX000000000	860.32	1	0	0	#	0.000	0.000	0	0.0	0	0	SCARSDALE	10583	60	13.93	14.12		02/02/2007	197000	N	0	10	0	04/01/2007	04/12/2007	782	116	70	137772.27	CMI	N
8748905989	38	11	P	1	6.25	3	729600	728907.73	70430	04/01/2007	03/01/2037	4492.27	360	359	C	80	NY	04/01/2007	35	CMI	915000	0	1	1	XXXXXXXXXX00	4492.27	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10004	31	27.37	28.42		02/16/2007	912000	N	0	10	0	04/01/2007	04/12/2007	742	115	80	728907.73	CMI	N
8748915419	10	21	N	1	6.25	3	436000	435586.3	70430	04/01/2007	03/01/2037	2684.53	360	359	C	79.272	IL	04/01/2007	35	CMI	550000	0	1	1	XXXXXXXXXX00	2684.53	1	0	0	#	0.000	0.000	0	0.0	0	0	ELGIN	60120	16	33.1	37.59		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	670	107	79.27	435586.3	CMI	N
8748925569	50	21	E	1	6.25	3	750000	750000	70430	05/01/2007	04/01/2037	4617.88	360	360	C	18.292	CA	04/01/2007	35	CMI	4100000	0	1	1	XXXXXXXXXX00	4617.88	1	0	0	#	0.000	0.000	0	0.0	0	0	ROLLING HILLS	90274	19	49.58	51.25		03/06/2007	0	N	0	10	811	04/01/2007	04/12/2007	761	123	18.29	750000	CMI	N
8748935289	10	11	P	1	6.25	3	947250	946351.21	70430	04/01/2007	03/01/2037	5832.38	360	359	C	75	VA	04/01/2007	35	CMI	1294000	0	1	1	XXXXXXXXXX00	6704.38	1	0	0	#	0.000	0.000	0	0.0	0	0	VIRGINIA BEACH	23454	236	29.7	50.85		02/22/2007	1263000	N	0	10	0	04/01/2007	04/12/2007	737	122	75	946351.21	CMI	N
8748945219	51	11	P	1	6.375	3	452000	451581.36	70430	04/01/2007	03/01/2037	2819.89	360	359	C	80	CA	04/01/2007	35	CMI	570000	0	1	1	XXXXXXXXXX00	2819.89	1	0	0	#	0.000	0.000	0	0.0	0	0	PLEASANTON	94588	1	42.92	43.07		02/21/2007	565000	N	0	10	0	04/01/2007	04/12/2007	802	116	89.9	451581.36	CMI	N
8748965559	10	21	N	1	6.375	3	480000	480000	70430	05/01/2007	04/01/2037	2994.58	360	360	C	80	CA	04/01/2007	35	CMI	600000	0	1	1	XXXXXXXXXX00	2994.58	1	0	0	#	0.000	0.000	0	0.0	0	0	DIAMOND BAR	91765	19	36.29	42.43		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	759	107	89.95	480000	CMI	N
8748985039	10	21	N	1	6.625	0	526500	526035.48	70430	04/01/2007	03/01/2037	3371.24	360	359	C	79.772	MN	04/01/2007	35	CMI	660000	0	1	1	XXXXXXXXXX00	3902.24	1	0	0	#	0.000	0.000	0	0.0	0	0	WAYZATA	55391	27	46.83	59.99		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	693	107	79.77	526035.48	CMI	N
8748985569	21	11	P	1	6.625	3	832000	832000	70433	04/01/2007	03/01/2037	4593.33	360	359	C	80	NY	04/01/2007	567	CMI	1150000	0	1	1	XXXXXXXXXX00	4615.33	1	0	0	#	6.625	0.000	4593.33	999.0	0	444	NEW YORK	10019	31	14.85	33.02		03/02/2007	1040000	N	0	10	0	04/01/2007	04/12/2007	710	114	94.42	832000	CMI	N
8748995659	50	21	E	8	6.625	0	224100	223703.47	70430	03/01/2007	02/01/2037	1434.94	360	358	C	90	FL	04/01/2007	35	CMI	249000	0	1	1	XXXXXXXXXX00	1868.94	1	0	0	#	0.000	0.000	0	0.0	0	0	ORANGE PARK	32065	10	28.42	0	WD	01/25/2007	0	N	25	10	418	04/01/2007	04/12/2007	674	403	90	223703.47	CMI	N
8749915439	10	21	N	1	6.25	3	1798000	1798000	70433	04/01/2007	03/01/2037	9364.58	360	359	C	49.944	NY	04/01/2007	567	CMI	3600000	0	1	1	XXXXXXXX0000	9364.58	1	0	0	#	6.250	0.000	9364.58	999.0	0	444	ARMONK	10504	60	32.51	35.16		01/31/2007	0	N	0	146	992	04/01/2007	04/12/2007	766	123	52.88	1798000	CMI	Y
8749925729	10	21	E	1	6.25	0	1000000	1000000	70430	05/01/2007	04/01/2037	6157.17	360	360	C	52.631	NY	04/01/2007	35	CMI	1900000	0	1	1	XXXXXXXX0000	8697.17	1	0	0	#	0.000	0.000	0	0.0	0	0	LOCUST VALLEY	11560	30	0	0		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	686	123	52.63	1000000	CMI	N
8749985599	10	21	E	1	6	3	685000	680277.38	70415	03/01/2007	02/01/2022	5780.42	180	178	C01	44.193	NY	04/01/2007	31	CMI	1550000	0	1	1	XXXXXXXX0000	5780.42	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODBURY	11797	30	25.96	33.13		01/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	712	117	44.19	680277.38	CMI	N
8758925509	10	21	N	1	6.375	0	582000	582000	70433	05/01/2007	04/01/2037	3091.88	360	360	C	37.188	CA	04/01/2007	567	CMI	1565000	0	1	1	XXXXXXXXXX00	3091.88	1	0	0	#	6.375	0.000	3091.88	999.0	0	444	SARATOGA	95070	43	30.35	35.57		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	746	115	37.19	582000	CMI	N

MORTGAGE LOAN SCHEDULE CONTINUED

Loan numbere	Property	Occupancy	purp	loan type	Note Rate	Pool.	Orig Balance	issue_bal	commit .	first due	mat date	CUR P&I	orig term	Remain Term	delq_cons	origLTV	state	PTD	Prod	inv/serv	APPR	pledge cd	lien pos	pmt freq	delqhis	total pmt	Units	int method	pmt type	mod code	orig rate	margin	Original P&I	neg am % limit	neg am code	ARM plan	city	zip	County	frontratio	backratio	pmi	orig date	Sale Pric	buydown code	mi cov %	prog type	sub prog type	issue date	file date	Org FICO	Documentation	Comb LTV	curr upb	Primary Servicer	High Net Worth
8759905219	10	21	E	1	6.5	3	730000	729340.07	70430	04/01/2007	03/01/2037	4614.1	360	359	C	61.344	NY	04/01/2007	35	CMI	1190000	0	1	1	XXXXXXXX0000	4614.1	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW ROCHELLE	10801	60	16.93	22.73		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	703	123	61.34	729340.07	CMI	N
8759905769	10	11	P	1	6.25	3	550000	549478.14	70435	04/01/2007	03/01/2037	3386.44	360	359	C	77.464	CT	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXX0000	4237.44	1	4	0	#	6.250	0.000	3386.44	0.0	0	888	RIDGEFIELD	6877	1	27.66	30.6		02/26/2007	710000	Y	0	10	0	04/01/2007	04/12/2007	666	112	77.46	549478.14	CMI	N
8759925599	10	21	N	1	6.5	3	824000	823255.09	70430	04/01/2007	03/01/2037	5208.24	360	359	C	74.909	UT	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXX0000	5970.24	1	0	0	#	0.000	0.000	0	0.0	0	0	HIGHLAND	84003	25	28.43	34.71		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	685	108	74.91	823255.09	CMI	N
8759945039	10	21	N	1	5.75	3	600000	592875	70415	04/01/2007	03/01/2022	4982.46	180	179	C	72.727	CA	04/01/2007	31	CMI	825000	0	1	1	XXXXXXXX0000	4982.46	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95124	43	11.42	12.35		02/21/2007	0	N	0	10	0	04/01/2007	04/12/2007	763	115	72.73	592875	CMI	N
8760946219	10	11	P	1	5.75	3	1000000	992958.31	70415	03/01/2007	02/01/2022	8304.1	180	178	C	51.02	CA	04/01/2007	31	CMI	1960000	0	1	1	XXXXXX000000	8304.1	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN JOSE	95125	43	40.03	41.3		01/22/2007	1960000	N	0	146	992	04/01/2007	04/12/2007	779	115	51.02	992958.31	CMI	Y
8768905379	50	21	N	1	6.75	3	880000	880000	70433	04/01/2007	03/01/2037	4950	360	359	C	80	AZ	04/01/2007	567	CMI	1100000	0	1	1	XXXXXXXXX000	5521	1	0	0	#	6.750	0.000	4950	999.0	0	444	FLAGSTAFF	86001	3	24	37.8		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	684	108	89.95	880000	CMI	N
8768905779	50	11	P	1	6.375	0	780000	779277.56	70435	04/01/2007	03/01/2037	4866.19	360	359	C	80	CO	04/01/2007	35	CMI	975000	0	1	1	XXXXXXXXX000	4866.19	1	0	0	#	0.000	0.000	0	0.0	0	0	LONGMONT	80503	7	22.98	73		02/16/2007	975000	N	0	10	0	04/01/2007	04/12/2007	759	112	80	779277.56	CMI	N
8768945249	10	21	E	1	6.375	3	600000	600000	70433	05/01/2007	04/01/2037	3187.5	360	360	C	57.142	MA	04/01/2007	567	CMI	1050000	0	1	1	XXXXXXXXXX00	3187.5	1	0	0	#	6.375	0.000	3187.5	999.0	0	444	MARBLEHEAD	1945	5	23.26	36.74		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	779	107	57.14	600000	CMI	N
8768945819	50	21	E	1	5.625	3	530905	530337.43	70430	04/01/2007	03/01/2037	3056.19	360	359	C	45.376	MD	04/01/2007	35	CMI	1170000	0	1	1	XXXXXXXXX000	3604.19	1	0	0	#	0.000	0.000	0	0.0	0	0	CROWNSVILLE	21032	2	30.71	45.12		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	770	117	45.38	530337.43	CMI	N
8768995899	10	21	N	1	6.375	3	711000	711000	70433	04/01/2007	03/01/2037	3777.19	360	359	C	40.628	FL	04/01/2007	567	CMI	1750000	0	1	1	XXXXXXXXX000	3777.19	1	0	0	#	6.375	0.000	3777.19	999.0	0	444	JACKSONVILLE	32223	16	28.33	34.25		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	749	115	40.63	711000	CMI	N
8769955999	10	21	E	1	6.125	3	392000	392000	70433	03/01/2007	02/01/2037	2000.83	360	358	C	80	CO	04/01/2007	567	CMI	490000	0	1	1	XXXXXXXX0000	2345.83	1	0	0	#	6.125	0.000	2000.83	999.0	0	444	HUDSON	80642	62	16.3	21.7		01/31/2007	0	N	0	10	0	04/01/2007	04/12/2007	730	123	80	392000	CMI	N
8769975219	50	11	P	1	6.25	3	700000	698668.16	70430	03/01/2007	02/01/2037	4310.02	360	358	C	62.409	CA	04/01/2007	35	CMI	1125000	0	1	1	XXXXXXXX0000	4310.02	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	91326	19	27.97	28.71		01/09/2007	1121627	N	0	10	0	04/01/2007	04/12/2007	794	115	62.41	698668.16	CMI	N
8778915059	10	11	P	1	6.5	3	1250000	1250000	70433	04/01/2007	03/01/2037	6770.83	360	359	C	73.529	FL	04/01/2007	567	CMI	1800000	0	1	1	XXXXXXXXX000	6770.83	1	0	0	#	6.500	0.000	6770.83	999.0	0	444	JUPITER	33469	50	24.07	28.39		02/28/2007	1700000	N	0	10	0	04/01/2007	04/12/2007	751	115	73.53	1250000	CMI	N
8778915369	10	11	P	1	6.375	3	500000	500000	70430	05/01/2007	04/01/2037	3119.35	360	360	C	52.631	GA	04/01/2007	35	CMI	960000	0	1	1	XXXXXXXXX000	3870.35	1	0	0	#	0.000	0.000	0	0.0	0	0	ATLANTA	30339	33	22.99	44.27		03/15/2007	950000	N	0	10	0	04/01/2007	04/12/2007	767	116	89.47	500000	CMI	N
8778925619	10	11	P	1	6.5	0	860000	859222.54	70430	04/01/2007	03/01/2037	5435.79	360	359	C	68.8	CT	04/01/2007	35	CMI	1315000	0	1	1	XXXXXXXXX000	6935.79	1	0	0	#	0.000	0.000	0	0.0	0	0	RIDGEFIELD	6877	1	34.87	43.39		02/28/2007	1250000	N	0	10	0	04/01/2007	04/12/2007	805	115	68.8	859222.54	CMI	N
8778925919	50	11	P	1	6.25	3	514000	513512.29	70430	04/01/2007	03/01/2037	3164.79	360	359	C	79.937	TX	04/01/2007	35	CMI	680000	0	1	1	XXXXXXXXX000	5218.79	1	0	0	#	0.000	0.000	0	0.0	0	0	CEDAR HILL	75104	57	10.7	31.05		02/09/2007	643000	N	0	10	0	04/01/2007	04/12/2007	679	104	90	513512.29	CMI	N
8778955949	10	11	P	1	6.5	3	844000	844000	70433	04/01/2007	03/01/2037	4571.67	360	359	C	80	CA	04/01/2007	567	CMI	1055000	0	1	1	XXXXXXXXX000	4571.67	1	0	0	#	6.500	0.000	4571.67	999.0	0	444	SAN FRANCISCO	94116	38	23.22	33.65		02/05/2007	1055000	N	0	10	0	04/01/2007	04/12/2007	712	115	80	844000	CMI	N
8778975939	10	11	P	1	6.375	3	432000	432000	70433	04/01/2007	03/01/2037	2295	360	359	C	80	TX	04/01/2007	567	CMI	550000	0	1	1	XXXXXXXXX000	2295	1	0	0	#	6.375	0.000	2295	999.0	0	444	DALLAS	75230	57	25.64	27.27		02/21/2007	540000	N	0	10	0	04/01/2007	04/12/2007	787	107	80	432000	CMI	N
8779935139	50	21	E	1	6.375	3	430000	429201.36	70430	03/01/2007	02/01/2037	2682.64	360	358	C	65.648	CO	04/01/2007	35	CMI	655000	0	1	1	XXXXXXXX0000	3173.64	1	0	0	#	0.000	0.000	0	0.0	0	0	ARVADA	80007	30	21.32	30.59		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	765	117	65.65	429201.36	CMI	N
8779965039	50	11	P	1	6	3	968000	966067.88	70430	03/01/2007	02/01/2037	5803.65	360	358	C	80	NY	04/01/2007	35	CMI	1210000	0	1	1	XXXXXXXX0000	5803.65	1	0	0	#	0.000	0.000	0	0.0	0	0	KATONAH	10536	60	0	0		02/01/2007	1210000	N	0	10	0	04/01/2007	04/12/2007	732	111	90	966067.88	CMI	N
8786996959	10	21	E	1	6.375	3	172000	170200.28	70430	06/01/2006	05/01/2036	1073.06	360	349	C	80	TX	04/01/2007	35	CMI	215000	0	1	1	000000000000	1423.04	1	0	0	#	0.000	0.000	0	0.0	0	0	UHLAND	78640	105	20.9	34.96		04/20/2006	0	N	0	130	0	04/01/2007	04/12/2007	689	123	80	170200.28	CMI	N
8787965439	14	11	P	1	6.5	0	700000	700000	70433	05/01/2007	04/01/2037	3791.67	360	360	C	80	CA	04/01/2007	567	CMI	875000	0	1	1	XXXXXXXXXXX0	3791.67	2	0	0	#	6.500	0.000	3791.67	999.0	0	444	SAN DIEGO	92103	37	26.37	34.3		03/15/2007	875000	N	0	10	0	04/01/2007	04/12/2007	698	115	80	700000	CMI	N
8788905129	50	11	P	1	6.375	3	560000	559481.33	70430	04/01/2007	03/01/2037	3493.67	360	359	C	80	VA	04/01/2007	35	CMI	725000	0	1	1	XXXXXXXXX000	4126.67	1	0	0	#	0.000	0.000	0	0.0	0	0	KESWICK	22947	2	19.49	36.1		02/23/2007	700000	N	0	10	0	04/01/2007	04/12/2007	759	107	80	559481.33	CMI	N
8788915989	10	11	P	1	6.25	3	424000	423597.69	70430	04/01/2007	03/01/2037	2610.64	360	359	C	80	AZ	04/01/2007	35	CMI	545000	0	1	1	XXXXXXXXX000	2915.64	1	0	0	#	0.000	0.000	0	0.0	0	0	TUCSON	85704	10	33.33	41.89		02/09/2007	530000	N	0	146	992	04/01/2007	04/12/2007	761	110	80	423597.69	CMI	Y
8788925659	10	24	N	1	6.125	3	495000	494518.89	70430	04/01/2007	03/01/2037	3007.67	360	359	C01	54.938	MN	03/01/2007	35	CMI	901000	0	1	1	XXXXXXXXX000	3007.67	1	0	0	#	0.000	0.000	0	0.0	0	0	CROSSLAKE	56442	18	0	20.09		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	791	107	54.94	495000	CMI	N
8788935519	10	21	N	1	6.25	3	609000	607841.31	70430	03/01/2007	02/01/2037	3749.72	360	358	C	68.197	MN	04/01/2007	35	CMI	893000	0	1	1	XXXXXXXXX000	3749.72	1	0	0	#	0.000	0.000	0	0.0	0	0	CHANHASSEN	55317	10	29.13	43.06		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	778	107	68.2	607841.31	CMI	N
8788955539	50	11	P	1	6.25	3	600000	600000	70433	04/01/2007	03/01/2037	3125	360	359	C	42.857	NV	04/01/2007	567	CMI	1425000	0	1	1	XXXXXXXXX000	3892	1	0	0	#	6.250	0.000	3125	999.0	0	444	LAS VEGAS	89135	2	11.71	30.43		02/16/2007	1400000	N	0	10	0	04/01/2007	04/12/2007	779	107	42.86	600000	CMI	N
8788995539	21	11	P	1	6.25	3	471200	471200	70430	05/01/2007	04/01/2037	2901.26	360	360	C	80	IL	04/01/2007	35	CMI	590000	0	1	1	XXXXXXXXX000	2901.26	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60610	16	24.01	37.39		03/15/2007	589000	N	0	10	0	04/01/2007	04/12/2007	783	107	90	471200	CMI	N
8788995769	10	21	E	1	6.5	3	660000	659403.35	70430	04/01/2007	03/01/2037	4171.65	360	359	C01	49.624	CA	03/01/2007	35	CMI	1330000	0	1	1	XXXXXXXXX000	4171.65	1	0	0	#	0.000	0.000	0	0.0	0	0	MORAGA	94556	7	21.72	38.66		03/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	705	123	49.62	660000	CMI	N
8789925099	21	11	P	1	6	3	500000	498499.27	70435	02/01/2007	01/01/2037	2997.75	360	357	C	40	NY	04/01/2007	35	CMI	1250000	0	1	1	XXXXXXXX0000	2997.75	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10021	31	0	0		12/21/2006	1250000	N	0	10	0	04/01/2007	04/12/2007	752	118	56	498499.27	CMI	N
8789935229	50	21	N	1	6.375	3	479650	478310.16	70430	02/01/2007	01/01/2037	2992.39	360	357	C01	67.556	CO	03/01/2007	35	CMI	710000	0	1	1	XXXXXXX00000	3377.39	1	0	0	#	0.000	0.000	0	0.0	0	0	CENTENNIAL	80112	3	0	0		12/28/2006	0	N	0	10	0	04/01/2007	04/12/2007	750	115	67.56	478759.14	CMI	N
8789995259	36	11	P	1	6.75	3	76500	76166.93	70430	12/01/2006	11/01/2036	496.18	360	355	C	61.943	NY	04/01/2007	35	CMI	126000	0	1	1	XXXXXXX00000	496.18	1	0	0	#	0.000	0.000	0	0.0	0	0	YONKERS	10710	60	13.17	16.88		10/27/2006	123500	N	0	10	0	04/01/2007	04/12/2007	733	107	61.94	76166.93	CMI	N
8790996129	10	11	P	1	6.125	3	539000	538476.13	70430	04/01/2007	03/01/2037	3275.02	360	359	C	58.907	NJ	04/01/2007	35	CMI	980000	0	1	1	XXXXXX000000	5326.02	1	0	0	#	0.000	0.000	0	0.0	0	0	W ORANGE	7052	7	0	0		02/21/2007	915000	N	0	10	0	04/01/2007	04/12/2007	778	115	58.91	538476.13	CMI	N
8798925239	10	11	P	1	6.125	3	620000	619397.39	70430	04/01/2007	03/01/2037	3767.19	360	359	C	65.263	GA	04/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	4506.19	1	0	0	#	0.000	0.000	0	0.0	0	0	MARIETTA	30068	33	16.2	25.64		02/28/2007	950000	N	0	10	0	04/01/2007	04/12/2007	672	107	65.26	619397.39	CMI	N
8798925759	24	11	P	1	5.875	3	540000	539449.45	70435	04/01/2007	03/01/2037	3194.3	360	359	C	75	CA	04/01/2007	35	CMI	728000	0	1	1	XXXXXXXXX000	3984.3	1	0	0	#	0.000	0.000	0	0.0	0	0	THOUSAND OAKS	91362	56	28.8	44.98		02/09/2007	720000	N	0	10	0	04/01/2007	04/12/2007	808	118	95	539449.45	CMI	N
8798945719	10	21	E	1	6.375	3	480000	480000	70430	05/01/2007	04/01/2037	2994.58	360	360	C	68.571	NY	04/01/2007	35	CMI	700000	0	1	1	XXXXXXXXX000	3928.58	1	0	0	#	0.000	0.000	0	0.0	0	0	EAST NORTHPORT	11731	52	29.46	34.91		03/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	664	107	68.57	480000	CMI	N
8798955899	36	21	E	1	6	0	375000	375000	70430	05/01/2007	04/01/2037	2248.31	360	360	C	57.077	NY	04/01/2007	35	CMI	657000	0	1	1	XXXXXXXXX000	2248.31	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11201	24	29.87	37.07		03/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	713	117	60.88	375000	CMI	N
8798955949	36	11	P	1	6.5	3	525000	525000	70433	04/01/2007	03/01/2037	2843.75	360	359	C	67.741	NY	04/01/2007	567	CMI	785000	0	1	1	XXXXXXXXX000	2843.75	1	0	0	#	6.500	0.000	2843.75	999.0	0	444	NEW YORK	10009	31	34.04	34.94		03/07/2007	775000	N	0	10	0	04/01/2007	04/12/2007	658	107	67.74	525000	CMI	N
8798965559	10	21	E	1	6.5	3	452000	452000	70430	05/01/2007	04/01/2037	2856.95	360	360	C	80	NJ	04/01/2007	35	CMI	565000	0	1	1	XXXXXXXXX000	3730.95	1	0	0	#	0.000	0.000	0	0.0	0	0	VERONA	7044	7	41.56	48.53		03/07/2007	0	N	0	146	993	04/01/2007	04/12/2007	750	123	80	452000	CMI	Y
8798985189	50	11	P	1	6.25	3	863750	863750	70433	04/01/2007	03/01/2037	4498.7	360	359	C01	79.999	CA	03/01/2007	567	CMI	1190000	0	1	1	XXXXXXXXX000	4498.7	1	0	0	#	6.250	0.000	4498.7	999.0	0	444	LOS ANGELES	91311	19	20.99	34.43		02/15/2007	1079692	N	0	10	0	04/01/2007	04/12/2007	692	116	90	863750	CMI	N
8798985229	50	21	N	1	6.375	3	545000	545000	70430	05/01/2007	04/01/2037	3400.1	360	360	C	27.948	SC	04/01/2007	35	CMI	1950000	0	1	1	XXXXXXXXX000	3400.1	1	0	0	#	0.000	0.000	0	0.0	0	0	PAWLEYS ISLAND	29585	22	10.68	25.83		02/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	714	104	27.95	545000	CMI	N
8798995849	10	21	E	1	6.25	3	610000	609421.21	70430	04/01/2007	03/01/2037	3755.87	360	359	C01	46.923	CA	03/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXX000	3755.87	1	0	0	#	0.000	0.000	0	0.0	0	0	LA CANADA FLINTRIDGE	91011	19	40.73	46.26		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	661	123	46.92	610000	CMI	N
8951289962	50	21	N	1	6	0	800000	790499.3	70415	02/01/2007	01/01/2022	6750.85	180	177	C	77.669	IL	04/01/2007	31	CMI	1030000	0	1	1	XXXXXXXXXX00	8268.13	1	0	0	#	0.000	0.000	0	0.0	0	0	NAPERVILLE	60564	99	21.87	37.13		12/22/2006	0	N	0	10	0	04/01/2007	04/12/2007	720	123	77.67	790499.3	CMI	N
8951299962	50	21	N	1	6	0	496000	486338.31	70415	02/01/2007	01/01/2022	4185.53	180	177	C	49.55	CA	04/01/2007	31	CMI	1001000	0	1	1	XXXXXXXXXX00	4185.53	1	0	0	#	0.000	0.000	0	0.0	0	0	CARLSBAD	92009	37	16.78	22.73		12/29/2006	0	N	0	10	0	04/01/2007	04/12/2007	731	123	49.55	486338.31	CMI	N
8971269542	51	11	P	1	6.875	0	200000	200000	70433	12/01/2006	11/01/2036	1145.83	360	355	C01	80	VA	03/01/2007	567	CMI	250000	0	1	1	XXXXXXXX0000	1273.36	1	0	0	#	6.875	0.000	1145.83	999.0	0	444	CHARLOTTESVILLE	22911	2	31.83	43.27		10/20/2006	250000	N	0	10	0	04/01/2007	04/12/2007	678	122	80	200000	CMI	N
9700916979	36	11	P	1	6.25	3	398250	397824.22	70430	04/01/2007	03/01/2037	2452.09	360	359	C	75	NY	04/01/2007	35	CMI	535000	0	1	1	XXXXXXX00000	2452.09	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10028	31	34.32	35.14		02/14/2007	531000	N	0	10	0	04/01/2007	04/12/2007	690	110	75	397824.22	CMI	N
9701926829	10	11	P	1	6.125	3	432000	430307.58	70435	01/01/2007	12/01/2036	2624.88	360	356	C	80	NJ	04/01/2007	35	CMI	545000	0	1	1	XXXXX0000000	3552.88	1	4	0	#	6.125	0.000	2624.88	0.0	0	888	BETHLEHEM	8804	10	30.01	39.97		11/28/2006	540000	Y	0	10	0	04/01/2007	04/12/2007	731	112	95	430307.58	CMI	N
9709915039	10	21	E	1	6.375	3	1000000	999073.8	70430	04/01/2007	03/01/2037	6238.7	360	359	C01	78.125	CO	03/01/2007	35	CMI	1280000	0	1	1	XXXXXXXXX000	7084.7	1	0	0	#	0.000	0.000	0	0.0	0	0	DENVER	80222	16	21.82	37.65		02/12/2007	0	N	0	146	0	04/01/2007	04/12/2007	709	123	80	1000000	CMI	Y
9709915869	10	21	E	1	6.375	3	425000	425000	70433	05/01/2007	04/01/2037	2257.81	360	360	C	66.406	PA	04/01/2007	567	CMI	640000	0	1	1	XXXXXXXXX000	2850.81	1	0	0	#	6.375	0.000	2257.81	999.0	0	444	WAYNE	19087	15	23.43	28.67		03/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	791	117	66.41	425000	CMI	N
9709965769	10	21	N	1	6.375	3	750000	750000	70433	04/01/2007	03/01/2037	3984.38	360	359	C	79.787	CA	04/01/2007	567	CMI	940000	0	1	1	XXXXXXXXX000	3984.38	1	0	0	#	6.375	0.000	3984.38	999.0	0	444	LOS ANGELES	90064	19	16.6	18.01		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	791	108	79.79	750000	CMI	N
9709975179	50	21	E	1	6.75	3	525000	524547.99	70430	04/01/2007	03/01/2037	3405.14	360	359	C	70	GA	04/01/2007	35	CMI	750000	0	1	1	XXXXXXXXX000	4095.14	1	0	0	#	0.000	0.000	0	0.0	0	0	ALPHARETTA	30004	60	32.76	37.35		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	725	107	70	524547.99	CMI	N
9715906439	10	11	P	1	5.875	3	1300000	866382.36	70435	08/01/2006	07/01/2036	5173.39	360	351	C	74.285	NJ	04/01/2007	35	CMI	1900000	0	1	1	000000000000	5173.39	1	0	0	Z	0.000	0.000	0	0.0	0	0	MORRISTOWN	7960	14	41.09	44.21		06/28/2006	1750000	N	0	10	0	04/01/2007	04/12/2007	779	112	74.29	866382.36	CMI	N
9718975969	31	12	P	1	6	3	600000	600000	70415	05/01/2007	04/01/2022	5063.14	180	180	C	60.301	FL	04/01/2007	31	CMI	1025000	0	1	1	XXXXXXXXXX00	6139.14	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM COAST	32137	18	0.35	7.99		03/13/2007	995000	N	0	10	0	04/01/2007	04/12/2007	802	107	60.3	600000	CMI	N
9718985179	10	21	N	1	6.375	3	685000	684365.55	70430	04/01/2007	03/01/2037	4273.51	360	359	C	52.692	IL	04/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	4273.51	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENCOE	60022	16	14.32	21.6		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	758	123	82	684365.55	CMI	N
9719915729	10	21	N	1	6.25	3	993000	992057.81	70430	04/01/2007	03/01/2037	6114.07	360	359	C	64.901	CA	04/01/2007	35	CMI	1530000	0	1	1	XXXXXXXXX000	6114.07	1	0	0	#	0.000	0.000	0	0.0	0	0	SARATOGA	95070	43	30.39	36.54		02/07/2007	0	N	0	10	0	04/01/2007	04/12/2007	761	114	64.9	992057.81	CMI	N
9719945389	10	21	E	1	6.375	3	545000	544495.22	70433	04/01/2007	03/01/2037	2892.63	360	359	C	64.497	CA	04/01/2007	567	CMI	845000	0	1	1	XXXXXXXXX000	2892.63	1	0	0	#	6.375	0.000	2895.31	999.0	0	444	ORINDA	94563	7	48.56	49.45		02/14/2007	0	N	0	10	0	04/01/2007	04/12/2007	792	107	64.5	544495.22	CMI	N
9719945479	10	11	P	1	6.25	3	750000	749288.37	70430	04/01/2007	03/01/2037	4617.88	360	359	C	58.823	MA	04/01/2007	35	CMI	1290000	0	1	1	XXXXXXXXX000	6254.88	1	0	0	#	0.000	0.000	0	0.0	0	0	NEWTON	2459	9	16.86	35.49		02/15/2007	1275000	N	0	10	0	04/01/2007	04/12/2007	725	122	78.43	749288.37	CMI	N
9719985969	50	11	P	1	6.375	3	500000	499071.34	70430	03/01/2007	02/01/2037	3119.35	360	358	C	69.494	FL	04/01/2007	35	CMI	785000	0	1	1	XXXXXXXXX000	3995.35	1	0	0	#	0.000	0.000	0	0.0	0	0	ROYAL PALM BEACH	33411	50	28.39	42.69		01/30/2007	719482	N	0	10	0	04/01/2007	04/12/2007	751	107	69.49	499071.34	CMI	N
9720946129	36	11	P	1	6.375	3	645000	644402.6	70430	04/01/2007	03/01/2037	4023.96	360	359	C	75	NY	04/01/2007	35	CMI	860000	0	1	1	XXXXXXX00000	4023.96	1	0	0	#	0.000	0.000	0	0.0	0	0	NEW YORK	10024	31	21.46	24.07		02/12/2007	860000	N	0	10	0	04/01/2007	04/12/2007	733	115	75	644402.6	CMI	N
9721966399	36	21	E	1	6.125	3	171000	170666.75	70430	03/01/2007	02/01/2037	1039.01	360	358	C	39.31	NY	04/01/2007	35	CMI	435000	0	1	1	XXXXX0000000	1039.01	1	0	0	#	0.000	0.000	0	0.0	0	0	NY	10019	31	26.81	29.46		01/19/2007	0	N	0	151	0	04/01/2007	04/12/2007	733	107	39.31	170666.75	CMI	N
9728945789	10	11	P	1	6.125	3	645900	645900	70430	05/01/2007	04/01/2037	3924.56	360	360	C	74.079	MN	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXXX00	4503.56	1	0	0	#	0.000	0.000	0	0.0	0	0	MOUND	55364	27	33.3	41.63		03/16/2007	871900	N	0	10	0	04/01/2007	04/12/2007	766	115	74.08	645900	CMI	N
9728985779	21	12	P	1	6.375	3	606320	606320	70433	04/01/2007	03/01/2037	3221.08	360	359	C	80	FL	04/01/2007	567	CMI	850000	0	1	1	XXXXXXXXXX00	3221.08	1	0	0	#	6.375	0.000	3221.08	999.0	0	444	FT LAUDERDALE	33316	6	3.45	33.46		02/26/2007	757900	N	0	10	0	04/01/2007	04/12/2007	721	115	80	606320	CMI	N
9728985919	50	21	E	1	6.375	3	615000	614430.4	70430	04/01/2007	03/01/2037	3836.79	360	359	C	50.204	CA	04/01/2007	35	CMI	1225000	0	1	1	XXXXXXXXXX00	4996.79	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTLAKE VILLAGE	91361	19	24.98	25.11		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	764	107	50.2	614430.4	CMI	N
9729955249	10	21	E	1	6.5	3	459000	457767.87	70430	03/01/2007	02/01/2037	2901.19	360	358	C	64.647	CA	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	2901.19	1	0	0	#	0.000	0.000	0	0.0	0	0	RANCHO CUCAMONGA	91701	36	8.66	11.54		01/26/2007	0	N	0	10	0	04/01/2007	04/12/2007	690	107	64.65	457767.87	CMI	N
9729965409	10	21	N	1	6.5	3	530000	524082.83	70430	03/01/2007	02/01/2037	3349.96	360	358	C	73.611	MA	04/01/2007	35	CMI	720000	0	1	1	XXXXXXXXX000	3885.96	1	0	0	#	0.000	0.000	0	0.0	0	0	WRENTHAM	2093	11	26.56	69.73		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	705	107	73.61	524082.83	CMI	N
9729965509	50	11	P	1	5.5	3	550000	548026.87	70415	04/01/2007	03/01/2022	4493.96	180	179	C	67.073	CA	04/01/2007	31	CMI	820000	0	1	1	XXXXXXXXX000	5051.53	1	4	0	#	5.500	0.000	4493.96	0.0	0	888	THOUSAND OAKS	91320	56	36.92	42.15		02/06/2007	820000	Y	0	10	0	04/01/2007	04/12/2007	702	118	87.07	548026.87	CMI	N
9729985819	10	21	E	1	6	3	500000	498280.72	70415	04/01/2007	03/01/2022	4219.28	180	179	C	57.803	NY	04/01/2007	31	CMI	865000	0	1	1	XXXXXXXXX000	5214.28	1	0	0	#	0.000	0.000	0	0.0	0	0	RYE	10580	60	17.12	30.85		02/01/2007	0	N	0	10	0	04/01/2007	04/12/2007	732	117	63.58	498280.72	CMI	N
9729995279	50	21	N	1	6.25	3	694000	693341.5	70430	04/01/2007	03/01/2037	4273.08	360	359	C	79.861	TX	04/01/2007	35	CMI	869000	0	1	1	XXXXXXXXX000	4273.08	1	0	0	#	0.000	0.000	0	0.0	0	0	BELLAIRE	77401	101	22.8	27.19		02/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	718	109	94.8	693341.5	CMI	N
9730986339	10	11	P	1	6.75	3	560000	559517.85	70430	04/01/2007	03/01/2037	3632.15	360	359	C	80	NY	04/01/2007	35	CMI	700000	0	1	1	XXXXXXX00000	5309.15	1	0	0	#	0.000	0.000	0	0.0	0	0	CORTLANDT MANOR	10567	60	34.87	38.31		02/28/2007	700000	N	0	10	0	04/01/2007	04/12/2007	639	122	80	559517.85	CMI	N
9738905969	21	11	P	1	5.75	3	637600	635360.48	70415	04/01/2007	03/01/2022	5294.69	180	179	C	80	IL	04/01/2007	31	CMI	800000	0	1	1	XXXXXXXXXX00	5734.69	1	0	0	#	0.000	0.000	0	0.0	0	0	CHICAGO	60605	16	38.88	39.34		02/28/2007	797000	N	0	10	0	04/01/2007	04/12/2007	680	118	80	635360.48	CMI	N
9738925279	36	21	E	1	6.375	3	455000	455000	70430	05/01/2007	04/01/2037	2838.61	360	360	C	55.828	NY	04/01/2007	35	CMI	815000	0	1	1	XXXXXXXXXX00	2838.61	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11215	24	19.77	26.89		03/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	761	117	55.83	455000	CMI	N
9738935529	21	24	N	1	6.875	0	671200	671200	70430	05/01/2007	04/01/2037	4409.31	360	360	C	80	NJ	04/01/2007	35	CMI	839000	0	1	1	XXXXXXXXXX00	4575.31	1	0	0	#	0.000	0.000	0	0.0	0	0	OCEAN CITY	8226	5	13.12	32.16		03/08/2007	0	N	0	10	0	04/01/2007	04/12/2007	723	123	89.99	671200	CMI	N
9738955879	10	21	E	1	6.375	3	485000	484550.79	70430	04/01/2007	03/01/2037	3025.77	360	359	C01	65.54	AZ	03/01/2007	35	CMI	740000	0	1	1	XXXXXXXXXX00	3025.77	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85021	7	27.37	31.11		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	802	107	65.54	485000	CMI	N
9738975479	10	21	E	1	6.25	3	569000	568460.11	70430	04/01/2007	03/01/2037	3503.43	360	359	C	37.933	NJ	04/01/2007	35	CMI	1500000	0	1	1	XXXXXXXXXX00	3503.43	1	0	0	#	0.000	0.000	0	0.0	0	0	SPARTA	7871	19	16.81	33.36		02/15/2007	0	N	0	10	0	04/01/2007	04/12/2007	784	107	37.93	568460.11	CMI	N
9739955089	10	11	P	1	6.25	3	644000	643385.17	70430	04/01/2007	03/01/2037	3965.22	360	359	C	80	CA	04/01/2007	35	CMI	805000	0	1	1	XXXXXXXXX000	4881.22	1	0	0	#	0.000	0.000	0	0.0	0	0	VACAVILLE	95687	48	31.94	48.21		02/01/2007	805000	N	0	10	0	04/01/2007	04/12/2007	752	107	80	643385.17	CMI	N
9739975089	36	11	P	1	6.125	3	173600	173216.26	70430	03/01/2007	02/01/2037	1054.81	360	358	C01	80	NY	03/01/2007	35	CMI	220000	0	1	1	XXXXXXXXX000	1054.81	1	0	0	#	0.000	0.000	0	0.0	0	0	WOODSIDE	11377	41	20.04	20.33		01/29/2007	217000	N	0	10	0	04/01/2007	04/12/2007	807	115	80	173386.08	CMI	N
9739985899	10	21	N	1	5.875	3	611000	606742.73	70415	03/01/2007	02/01/2022	5114.79	180	178	C	35.941	CA	04/01/2007	31	CMI	1700000	0	1	1	XXXXXXXX0000	5114.79	1	0	0	#	0.000	0.000	0	0.0	0	0	SARATOGA	95070	43	24.5	25.97		01/17/2007	0	N	0	10	0	04/01/2007	04/12/2007	715	115	35.94	606742.73	CMI	N
9739995609	50	11	P	1	6.125	3	844000	842355.19	70430	03/01/2007	02/01/2037	5128.23	360	358	C	80	CA	04/01/2007	35	CMI	1055000	0	1	1	XXXXXXXX0000	5128.23	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN CLEMENTE	92673	30	38.19	40.57		01/25/2007	1055000	N	0	10	0	04/01/2007	04/12/2007	791	116	80	842355.19	CMI	N
9741966589	36	21	E	1	6.375	3	55700	55328.05	70415	03/01/2007	02/01/2022	481.39	180	178	C	27.85	NY	04/01/2007	31	CMI	200000	0	1	1	XXXXX0000000	481.39	1	0	0	#	0.000	0.000	0	0.0	0	0	REGO PARK	11374	41	15.26	19.97		01/26/2007	0	N	0	150	0	04/01/2007	04/12/2007	742	107	27.85	55328.05	CMI	N
9748925199	10	21	N	1	6.25	0	550000	550000	70430	05/01/2007	04/01/2037	3386.44	360	360	C	42.307	CA	04/01/2007	35	CMI	1300000	0	1	1	XXXXXXXXXX00	3386.44	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90027	19	30.39	31.08		02/28/2007	0	N	0	10	0	04/01/2007	04/12/2007	762	107	42.31	550000	CMI	N
9748935309	10	21	E	1	6.25	3	510000	510000	70433	04/01/2007	03/01/2037	2656.25	360	359	C	61.445	MD	04/01/2007	567	CMI	830000	0	1	1	XXXXXXXXXX00	3205.25	1	0	0	#	6.250	0.000	2656.25	999.0	0	444	CHEVY CHASE	20815	16	42.79	49.65		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	739	107	61.44	510000	CMI	N
9748945369	33	11	P	1	6.25	3	492000	492000	70430	05/01/2007	04/01/2037	3029.33	360	360	C	80	MA	04/01/2007	35	CMI	635000	0	1	1	XXXXXXXXXX00	3608.33	1	0	0	#	0.000	0.000	0	0.0	0	0	BOSTON	2113	13	10.1	15.91		03/08/2007	615000	N	0	10	0	04/01/2007	04/12/2007	716	116	80	492000	CMI	N
9748955649	10	11	P	1	6	3	585000	584417.63	70430	04/01/2007	03/01/2037	3507.37	360	359	C01	79.73	NJ	03/01/2007	35	CMI	740000	0	1	1	XXXXXXXXXX00	4052.37	1	0	0	#	0.000	0.000	0	0.0	0	0	TOMS RIVER	8755	15	30.39	31.21		02/22/2007	733725	N	0	10	0	04/01/2007	04/12/2007	771	115	79.73	585000	CMI	N
9749915259	50	21	N	1	6.125	3	504200	497329.55	70415	03/01/2007	02/01/2017	5629.36	120	118	C	52.52	AZ	04/01/2007	31	CMI	960000	0	1	1	XXXXXXXX0000	5629.36	1	0	0	#	0.000	0.000	0	0.0	0	0	PHOENIX	85023	7	25.58	33.46		01/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	733	123	52.52	497329.55	CMI	N
9749965859	50	11	P	1	6.125	3	580000	579436.28	70435	04/01/2007	03/01/2037	3524.14	360	359	C	61.866	GA	04/01/2007	35	CMI	980000	0	1	1	XXXXXXXX0000	4125.14	1	0	0	#	0.000	0.000	0	0.0	0	0	ACWORTH	30101	33	27.23	42.61		02/22/2007	937500	N	0	10	0	04/01/2007	04/12/2007	734	118	61.87	579436.28	CMI	N
9749975809	10	21	N	1	6.375	3	578000	577212.96	70430	04/01/2007	03/01/2032	3857.67	300	299	C01	38.533	CA	03/01/2007	35	CMI	1500000	0	1	1	XXXXXXXX0000	3857.67	1	0	0	#	0.000	0.000	0	0.0	0	0	GLENDALE	91207	19	17.6	21.78		02/13/2007	0	N	0	10	0	04/01/2007	04/12/2007	741	115	52.28	578000	CMI	N
9749975889	50	11	P	1	6.125	3	671999	667689.35	70435	03/01/2007	02/01/2037	4083.14	360	358	C	79.999	IL	05/01/2007	35	CMI	839999	0	1	1	XXXXXXXX0000	4083.14	1	0	0	#	0.000	0.000	0	0.0	0	0	SCHAUMBURG	60193	16	0	37.2		01/26/2007	839999	N	0	10	0	04/01/2007	04/12/2007	762	112	89.88	667014.21	CMI	N
9749995029	10	21	E	1	6	3	500000	496552.84	70415	03/01/2007	02/01/2022	4219.28	180	178	C	54.054	NY	04/01/2007	31	CMI	925000	0	1	1	XXXXXXXX0000	4799.28	1	0	0	#	0.000	0.000	0	0.0	0	0	BROOKLYN	11230	24	12.03	14.9		01/24/2007	0	N	0	10	0	04/01/2007	04/12/2007	706	107	75.68	496552.84	CMI	N
9749995279	10	12	P	1	6.125	3	440000	440000	70430	05/01/2007	04/01/2037	2673.49	360	360	C	80	MN	04/01/2007	35	CMI	562000	0	1	1	XXXXXXXX0000	2673.49	1	0	0	#	0.000	0.000	0	0.0	0	0	MINNEAPOLIS	55410	27	30.66	37.79		03/16/2007	550000	N	0	146	992	04/01/2007	04/12/2007	807	110	80	440000	CMI	Y
9751976339	10	11	P	1	6.375	3	450000	448319.53	70435	01/01/2007	12/01/2036	2807.41	360	356	C	49.451	PA	05/01/2007	35	CMI	910000	0	1	1	XXXXX0000000	3948.41	1	0	0	#	0.000	0.000	0	0.0	0	0	NAZARETH	18064	48	23.69	39.46		11/29/2006	909975	N	0	10	0	04/01/2007	04/12/2007	799	118	49.45	447893.82	CMI	N
9758945229	10	21	E	1	6.25	3	452300	451870.04	70430	04/01/2007	03/01/2037	2784.88	360	359	C01	69.691	NY	04/01/2007	35	CMI	649000	0	1	1	XXXXXXXXXX00	3491.88	1	0	0	#	0.000	0.000	0	0.0	0	0	ELMONT	11003	30	35.82	36.4		02/23/2007	0	N	0	10	0	04/01/2007	04/12/2007	721	107	69.69	451870.04	CMI	N
9758955769	50	11	P	1	6.25	3	472400	472400	70433	03/01/2007	02/01/2037	2460.42	360	358	C01	79.997	CA	03/01/2007	567	CMI	595000	0	1	1	XXXXXXXXXX00	2460.42	1	0	0	#	6.250	0.000	2460.42	999.0	0	444	FALLBROOK	92028	37	28.11	32.59		01/26/2007	590522	N	0	10	0	04/01/2007	04/12/2007	729	107	89.1	472400	CMI	N
9758955859	10	21	N	1	7.125	3	496000	495097	70430	04/01/2007	03/01/2037	3341.64	360	359	C	80	KY	04/01/2007	35	CMI	620000	0	1	1	XXXXXXXXXX00	3493.64	1	0	0	#	0.000	0.000	0	0.0	0	0	MOUNT WASHINGTON	40047	15	35.53	37.14		02/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	777	107	80	495097	CMI	N
9759965239	10	11	P	1	6.625	3	520000	520000	70433	04/01/2007	03/01/2037	2870.83	360	359	C	80	MA	04/01/2007	567	CMI	650000	0	1	1	XXXXXXXX0000	3319.83	1	0	0	#	6.625	0.000	2870.83	999.0	0	444	BRIGHTON	2135	13	28.07	33.83		02/28/2007	650000	N	0	10	0	04/01/2007	04/12/2007	780	107	80	520000	CMI	N
9759965279	10	11	P	1	5.5	3	500000	499291.67	70430	04/01/2007	03/01/2037	2838.95	360	359	C	66.666	NY	04/01/2007	35	CMI	755000	0	1	1	XXXXXXXX0000	2838.95	1	0	0	#	0.000	0.000	0	0.0	0	0	ARMONK	10504	60	18.54	23.46		02/07/2007	750000	N	0	10	0	04/01/2007	04/12/2007	677	115	66.67	499291.67	CMI	N
9761946369	10	11	P	1	6.125	3	900000	899093.75	70435	04/01/2007	03/01/2037	5468.49	360	359	C	61.433	NY	04/01/2007	35	CMI	1585000	0	1	1	XXXX00000000	5468.49	1	0	0	#	0.000	0.000	0	0.0	0	0	SCARSDALE	10583	60	29.58	30.31		02/05/2007	1465000	N	0	10	0	04/01/2007	04/12/2007	766	118	68.26	899093.75	CMI	N
9762976569	10	11	P	1	6.75	3	452800	452410.15	70430	04/01/2007	03/01/2037	2936.85	360	359	C	80	NY	04/01/2007	35	CMI	576000	0	1	1	XXX000000000	3645.85	1	0	0	#	0.000	0.000	0	0.0	0	0	GARDEN CITY	11530	30	20.18	30.26		02/12/2007	566000	N	0	10	0	04/01/2007	04/12/2007	702	115	80	452410.15	CMI	N
9767975109	10	21	E	1	6.25	3	595000	595000	70433	05/01/2007	04/01/2037	3098.96	360	360	C	67.004	MA	04/01/2007	567	CMI	888000	0	1	1	XXXXXXXXXXX0	3633.96	1	0	0	#	6.250	0.000	3098.96	999.0	0	444	NORTHAMPTON	1060	8	21.36	40.77		03/05/2007	0	N	0	10	0	04/01/2007	04/12/2007	703	107	67	595000	CMI	N
9768915519	10	11	P	1	6.125	3	1500000	1500000	70433	04/01/2007	03/01/2037	7656.25	360	359	C	55.043	CA	04/01/2007	567	CMI	2726000	0	1	1	XXXXXXXXX000	7656.25	1	0	0	#	6.125	0.000	7656.25	999.0	0	444	WOODSIDE	94062	41	0	0		02/22/2007	2725125	N	0	146	992	04/01/2007	04/12/2007	767	122	79.81	1500000	CMI	Y
9768915659	10	11	P	1	7.25	3	151920	151801.49	70430	04/01/2007	03/01/2037	1036.36	360	359	C	80	CA	04/01/2007	35	CMI	220000	0	1	1	XXXXXXXXX000	1283.36	1	0	0	#	0.000	0.000	0	0.0	0	0	FARMERSVILLE	93223	54	24.33	37.06		02/09/2007	189900	N	0	10	420	04/01/2007	04/12/2007	683	409	100	151801.49	CMI	N
9768925099	21	11	P	8	6.625	3	495000	494563.27	70430	04/01/2007	03/01/2037	3169.54	360	359	C	90	PR	04/01/2007	35	CMI	552000	0	1	1	XXXXXXXXXX00	3753.54	1	0	0	#	0.000	0.000	0	0.0	0	0	CAROLINA	0 979	5	23.69	23.94	HD	02/14/2007	550000	N	25	10	0	04/01/2007	04/12/2007	675	122	90	494563.27	CMI	N
9768955339	10	24	N	1	6.625	3	962750	962750	70433	05/01/2007	04/01/2037	5315.18	360	360	C	64.183	CA	04/01/2007	567	CMI	1500000	0	1	1	XXXXXXXXX000	5315.18	1	0	0	#	6.625	0.000	5315.18	999.0	0	444	NORCO	92860	33	8.6	20.45		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	751	117	74.25	962750	CMI	N
9768965269	23	11	P	1	6.25	3	466400	465957.46	70430	04/01/2007	03/01/2037	2871.71	360	359	C	80	CA	04/01/2007	35	CMI	583000	0	1	1	XXXXXXXXXX00	2871.71	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94117	38	48.4	49.37		02/16/2007	583000	N	0	10	0	04/01/2007	04/12/2007	678	107	80	465957.46	CMI	N
9769935969	50	11	P	1	6	3	518400	517365.28	70435	03/01/2007	02/01/2037	3108.07	360	358	C	80	WA	04/01/2007	35	CMI	655000	0	1	1	XXXXXXXX0000	3571.07	1	0	0	#	0.000	0.000	0	0.0	0	0	BOTHELL	98021	31	27.86	43.49		01/17/2007	648000	N	0	10	0	04/01/2007	04/12/2007	742	112	90	517365.28	CMI	N
9777955129	10	21	N	1	6.875	0	237600	237600	70430	05/01/2007	04/01/2037	1560.86	360	360	C	80	CA	04/01/2007	35	CMI	297000	0	1	1	XXXXXXXXXXX0	1746.86	1	0	0	#	0.000	0.000	0	0.0	0	0	VISALIA	93277	54	29.82	34.16		03/15/2007	0	N	0	10	418	04/01/2007	04/12/2007	693	401	95	237600	CMI	N
9778905809	23	11	P	1	6.375	3	720000	719333.14	70430	04/01/2007	03/01/2037	4491.86	360	359	C	80	CA	04/01/2007	35	CMI	900000	0	1	1	XXXXXXXXX000	4491.86	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN FRANCISCO	94115	38	35.98	36.15		02/01/2007	900000	N	0	10	0	04/01/2007	04/12/2007	778	115	85	719333.14	CMI	N
9778915189	10	21	N	1	6.375	3	480000	469555.42	70430	04/01/2007	03/01/2037	2994.58	360	359	C	61.538	IL	04/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	2994.58	1	0	0	#	0.000	0.000	0	0.0	0	0	ST CHARLES	60174	45	22.05	22.96		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	729	107	98.08	469555.42	CMI	N
9778925399	10	21	E	1	6.25	3	686000	685349.1	70430	04/01/2007	03/01/2037	4223.82	360	359	C01	70	CO	03/01/2007	35	CMI	980000	0	1	1	XXXXXXXXX000	4571.82	1	0	0	#	0.000	0.000	0	0.0	0	0	BOULDER	80303	7	35.38	43.19		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	745	117	70	686000	CMI	N
9778925989	10	21	N	1	6.25	3	556000	556000	70430	05/01/2007	04/01/2037	3423.39	360	360	C	78.309	NJ	04/01/2007	35	CMI	710000	0	1	1	XXXXXXXXX000	4737.39	1	0	0	#	0.000	0.000	0	0.0	0	0	ASBURY	8802	10	40.95	48.55		03/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	732	107	87.75	556000	CMI	N
9778935889	10	11	P	1	6.25	3	610400	610400	70430	05/01/2007	04/01/2037	3758.34	360	360	C	78.761	NY	04/01/2007	35	CMI	775000	0	1	1	XXXXXXXXX000	3758.34	1	0	0	#	0.000	0.000	0	0.0	0	0	PORT WASHINGTON	11050	30	19.16	24.73		03/15/2007	872000	N	0	10	0	04/01/2007	04/12/2007	644	115	78.76	610400	CMI	N
9778945519	10	21	E	1	6.5	3	450000	449593.19	70430	04/01/2007	03/01/2037	2844.31	360	359	C	60.402	NY	04/01/2007	35	CMI	745000	0	1	1	XXXXXXXXX000	4007.31	1	0	0	#	0.000	0.000	0	0.0	0	0	SYOSSET	11791	30	22.9	35.5		01/29/2007	0	N	0	10	0	04/01/2007	04/12/2007	758	107	60.4	449593.19	CMI	N
9778985309	50	12	P	1	6.125	3	157500	157346.92	70430	04/01/2007	03/01/2037	956.99	360	359	C	80	TX	04/01/2007	35	CMI	163000	0	1	1	XXXXXXXXX000	956.99	1	0	0	#	0.000	0.000	0	0.0	0	0	SAN ANTONIO	78260	15	28.74	45.04	DC	02/16/2007	157500	N	0	10	0	04/01/2007	04/12/2007	771	110	100	157346.92	CMI	N
9778985779	10	21	N	1	6.625	3	765000	765000	70433	04/01/2007	03/01/2037	4223.44	360	359	C	76.5	IL	04/01/2007	567	CMI	1000000	0	1	1	XXXXXXXXX000	4560.44	1	0	0	#	6.625	0.000	4223.44	999.0	0	444	WOODSTOCK	60098	56	32.39	40.89		02/09/2007	0	N	0	10	0	04/01/2007	04/12/2007	752	123	76.5	765000	CMI	N
9778985849	10	21	N	1	6.375	3	800000	799259.04	70430	04/01/2007	03/01/2037	4990.96	360	359	C01	80	IL	03/01/2007	35	CMI	1000000	0	1	1	XXXXXXXXX000	6230.96	1	0	0	#	0.000	0.000	0	0.0	0	0	ORLAND PARK	60467	16	7.36	13.24		02/20/2007	0	N	0	10	0	04/01/2007	04/12/2007	662	123	80	800000	CMI	N
9779905919	10	11	P	1	6.25	3	486400	485938.48	70430	04/01/2007	03/01/2037	2994.85	360	359	C	80	NY	04/01/2007	35	CMI	615000	0	1	1	XXXXXXXX0000	3854.85	1	0	0	#	0.000	0.000	0	0.0	0	0	WESTBURY	11590	30	25.48	32.55		02/09/2007	608000	N	0	10	0	04/01/2007	04/12/2007	785	115	80	485938.48	CMI	N
9779915949	10	24	E	1	6.375	3	485000	484076.56	70430	04/01/2007	03/01/2037	3025.77	360	359	C	59.876	MI	04/01/2007	35	CMI	810000	0	1	1	XXXXXXXX0000	3025.77	1	0	0	#	0.000	0.000	0	0.0	0	0	KEWADIN	49648	5	11.6	46.64		02/06/2007	0	N	0	146	992	04/01/2007	04/12/2007	796	123	59.88	484076.56	CMI	Y
9787945659	10	21	N	1	6.375	3	583000	583000	70430	05/01/2007	04/01/2037	3637.16	360	360	C	69.653	KY	04/01/2007	35	CMI	837000	0	1	1	XXXXXXXXXXX0	4164.16	1	0	0	#	0.000	0.000	0	0.0	0	0	LOUISVILLE	40291	56	20.82	39.55		03/02/2007	0	N	0	10	0	04/01/2007	04/12/2007	708	107	81	583000	CMI	N
9788915769	10	21	E	1	6.25	3	495000	494530.33	70430	04/01/2007	03/01/2037	3047.8	360	359	C	45	NJ	04/01/2007	35	CMI	1100000	0	1	1	XXXXXXXXX000	4222.8	1	0	0	#	0.000	0.000	0	0.0	0	0	NORWOOD	7648	2	21.81	23.77		02/12/2007	0	N	0	10	0	04/01/2007	04/12/2007	719	117	45	494530.33	CMI	N
9788925239	36	11	P	1	6.5	3	460000	460000	70433	04/01/2007	03/01/2037	2491.67	360	359	C	80	NY	04/01/2007	567	CMI	660000	0	1	1	XXXXXXXXX000	2491.67	1	0	0	#	6.500	0.000	2491.67	999.0	0	444	BROOKLYN	11215	24	23.81	24.6		03/05/2007	575000	N	0	10	0	04/01/2007	04/12/2007	790	115	80	460000	CMI	N
9788925579	10	21	N	1	6.375	3	922000	921146.05	70430	04/01/2007	03/01/2037	5752.08	360	359	C	63.586	IL	04/01/2007	35	CMI	1450000	0	1	1	XXXXXXXXX000	7492.08	1	0	0	#	0.000	0.000	0	0.0	0	0	LIBERTYVILLE	60048	49	19.49	33.6		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	785	115	63.59	921146.05	CMI	N
9788945479	10	11	P	1	6.5	3	952000	951139.38	70430	04/01/2007	03/01/2037	6017.29	360	359	C	80	CA	04/01/2007	35	CMI	1190000	0	1	1	XXXXXXXXX000	6017.29	1	0	0	#	0.000	0.000	0	0.0	0	0	BELMONT	94002	41	34.53	34.99		02/08/2007	1190000	N	0	10	0	04/01/2007	04/12/2007	688	122	80	951139.38	CMI	N
9788945549	50	11	P	1	6.25	0	663400	663400	70430	05/01/2007	04/01/2037	4084.67	360	360	C	80	IN	04/01/2007	35	CMI	850000	0	1	1	XXXXXXXXX000	5062.67	1	0	0	#	0.000	0.000	0	0.0	0	0	FORTVILLE	46040	29	29.81	47.9		03/09/2007	829250	N	0	10	0	04/01/2007	04/12/2007	733	107	80	663400	CMI	N
9788945769	10	21	N	1	6.625	3	940000	939999.58	70433	04/01/2007	03/01/2037	5189.58	360	359	C	80	CA	05/01/2007	567	CMI	1175000	0	1	1	XXXXXXXXX000	5189.58	1	0	0	#	6.625	0.000	5189.58	999.0	0	444	TORRANCE	90277	19	28.47	30.06		02/16/2007	0	N	0	10	0	04/01/2007	04/12/2007	750	114	89.91	939999.58	CMI	N
9788955089	10	11	P	1	6.25	3	615500	614915.99	70430	04/01/2007	03/01/2037	3789.74	360	359	C	79.935	CA	04/01/2007	35	CMI	780000	0	1	1	XXXXXXXXX000	3789.74	1	0	0	#	0.000	0.000	0	0.0	0	0	UPLAND	91784	36	34.8	38.01		02/08/2007	770000	N	0	10	0	04/01/2007	04/12/2007	718	107	79.93	614915.99	CMI	N
9788975939	50	21	N	1	6.5	0	725000	725000	70433	04/01/2007	03/01/2037	3927.08	360	359	C	75.876	AZ	04/01/2007	567	CMI	955500	0	1	1	XXXXXXXXX000	4379.08	1	0	0	#	6.500	0.000	3927.08	999.0	0	444	PEORIA	85383	7	27.61	40.72		02/22/2007	0	N	0	10	0	04/01/2007	04/12/2007	728	108	81.11	725000	CMI	N
9788995089	50	21	N	1	6.25	3	840000	840000	70433	04/01/2007	03/01/2037	4375	360	359	C	80	CA	04/01/2007	567	CMI	1050000	0	1	1	XXXXXXXXX000	4375	1	0	0	#	6.250	0.000	4375	999.0	0	444	TUSTIN	92782	30	28.47	40.65		02/14/2007	0	N	0	10	811	04/01/2007	04/12/2007	748	115	93.76	840000	CMI	N
9792946889	36	21	E	1	6.875	3	261000	258915.6	70430	10/01/2006	09/01/2036	1714.58	360	353	C01	74.571	NY	03/01/2007	35	CMI	350000	0	1	1	XX0000000000	1714.58	1	0	0	#	0.000	0.000	0	0.0	0	0	BRONX	10465	3	26.7	35.54		08/24/2006	0	N	0	10	0	04/01/2007	04/12/2007	677	107	74.57	259145.49	CMI	N
9797935839	10	21	E	1	7.25	3	201000	200843.21	70430	04/01/2007	03/01/2037	1371.17	360	359	C	79.761	ID	04/01/2007	35	CMI	252000	0	1	1	XXXXXXXXXX00	1371.17	1	0	0	#	0.000	0.000	0	0.0	0	0	HARRISON	83833	28	30.47	30.46		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	688	123	79.76	200843.21	CMI	N
9798945809	10	21	N	1	6.25	3	625000	625000	70433	04/01/2007	03/01/2037	3255.21	360	359	C01	79.617	NJ	03/01/2007	567	CMI	785000	0	1	1	XXXXXXXXX000	3995.21	1	0	0	#	6.250	0.000	3255.21	999.0	0	444	WEST LONG BRANCH	7764	13	45.07	47.83		02/27/2007	0	N	0	10	0	04/01/2007	04/12/2007	681	107	79.62	625000	CMI	N
9798955169	10	11	P	1	6.25	3	650000	648763.28	70430	03/01/2007	02/01/2037	4002.17	360	358	C	56.521	CA	04/01/2007	35	CMI	1150000	0	1	1	XXXXXXXXX000	4002.17	1	0	0	#	0.000	0.000	0	0.0	0	0	PALM SPRINGS	92264	33	19.05	35.88		01/10/2007	1150000	N	0	10	0	04/01/2007	04/12/2007	782	107	56.52	648763.28	CMI	N
9798955399	10	21	N	1	5.375	3	436500	435483.27	70430	04/01/2007	03/01/2027	2971.89	240	239	C	50.172	CA	04/01/2007	35	CMI	870000	0	1	1	XXXXXXXXX000	2971.89	1	0	0	#	0.000	0.000	0	0.0	0	0	LOS ANGELES	90045	19	23.98	34.63		02/06/2007	0	N	0	10	0	04/01/2007	04/12/2007	790	115	50.17	435483.27	CMI	N
9798985799	10	11	P	1	6.25	3	960000	960000	70430	05/01/2007	04/01/2037	5910.89	360	360	C	80	FL	04/01/2007	35	CMI	1260000	0	1	1	XXXXXXXXX000	7639.89	1	0	0	#	0.000	0.000	0	0.0	0	0	MIAMI BEACH	33140	13	9.49	16.35		03/15/2007	1200000	N	0	10	0	04/01/2007	04/12/2007	789	115	80	960000	CMI	N
9798995069	23	11	P	1	6.375	3	499200	498737.64	70430	04/01/2007	03/01/2037	3114.36	360	359	C	80	NJ	04/01/2007	35	CMI	645000	0	1	1	XXXXXXXXX000	3114.36	1	0	0	#	0.000	0.000	0	0.0	0	0	EDGEWATER	7020	2	34.57	40.39		02/27/2007	624000	N	0	10	0	04/01/2007	04/12/2007	724	115	87.18	498737.64	CMI	N
9799905879	10	12	P	1	6.375	3	691000	691000	70433	03/01/2007	02/01/2037	3670.94	360	358	C	69.868	NY	04/01/2007	567	CMI	1000000	0	1	1	XXXXXXX00000	4833.94	1	0	0	#	6.375	0.000	3670.94	999.0	0	444	POINT LOOKOUT	11569	30	12.34	38.93		01/30/2007	989000	N	0	10	0	04/01/2007	04/12/2007	784	116	74.92	691000	CMI	N
9951299962	10	21	E	1	6	0	460000	453625.43	70415	01/01/2007	12/01/2021	3881.74	180	176	C01	68.656	CA	04/01/2007	31	CMI	670000	0	1	1	XXXXXXXXXX00	4221.53	1	0	0	#	0.000	0.000	0	0.0	0	0	SONOMA	95476	49	22.86	29.03		11/16/2006	0	N	0	10	0	04/01/2007	04/12/2007	735	123	68.66	453625.43	CMI	N
9961299732	23	21	N	1	6.99	3	483065	464341.89	70430	01/01/2007	12/01/2036	3210.6	360	356	C01	72.641	TX	03/01/2007	35	CMI	665000	0	1	1	XXXXXXXXX000	3210.6	1	0	0	#	0.000	0.000	0	0.0	0	0	HOUSTON	77057	101	7.04	12.89		11/10/2006	0	N	0	10	0	04/01/2007	04/12/2007	691	123	72.64	464844.77	CMI	N

FIELD NAME	CODE	TRANSLATION
DELQ_CONS CODE	001 - 999	Commercial Loans
DELQ_CONS CODE	AC1	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC2	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC3	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC4	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC5	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	AC6	Collections - Soldiers & Sailors (Special Risk)
DELQ_CONS CODE	B00	Bankruptcy
DELQ_CONS CODE	B01	Bankruptcy
DELQ_CONS CODE	B02	Bankruptcy
DELQ_CONS CODE	B03	Bankruptcy
DELQ_CONS CODE	B04	Bankruptcy
DELQ_CONS CODE	B05	Bankruptcy
DELQ_CONS CODE	B06	Bankruptcy
DELQ_CONS CODE	B07	Bankruptcy
DELQ_CONS CODE	B08	Bankruptcy
DELQ_CONS CODE	B09	Bankruptcy
DELQ_CONS CODE	B10	Bankruptcy
DELQ_CONS CODE	B11	Bankruptcy
DELQ_CONS CODE	B12	Bankruptcy
DELQ_CONS CODE	B13	Bankruptcy
DELQ_CONS CODE	B14	Bankruptcy
DELQ_CONS CODE	B15	Bankruptcy
DELQ_CONS CODE	B16	Bankruptcy
DELQ_CONS CODE	B17	Bankruptcy
DELQ_CONS CODE	B18	Bankruptcy
DELQ_CONS CODE	B19	Bankruptcy
DELQ_CONS CODE	B20	Bankruptcy
DELQ_CONS CODE	B21	Bankruptcy
DELQ_CONS CODE	B22	Bankruptcy
DELQ_CONS CODE	B30	Bankruptcy
DELQ_CONS CODE	B31	Bankruptcy
DELQ_CONS CODE	B32	Bankruptcy
DELQ_CONS CODE	B34	Bankruptcy
DELQ_CONS CODE	B98	Bankruptcy - CHE Bankruptcy
DELQ_CONS CODE	B99	Bankruptcy - CHE Bankruptcy
DELQ_CONS CODE	BAB	Bankruptcy
DELQ_CONS CODE	BAG	Bankruptcy
DELQ_CONS CODE	BAQ	Bankruptcy received from an Acquisition - Not yet assigned
DELQ_CONS CODE	BB	Bankruptcy
DELQ_CONS CODE	BDL	Bankruptcy
DELQ_CONS CODE	BFC	Bankruptcy - FC referral to BNK prior to assignment
DELQ_CONS CODE	BGC	Bankruptcy
DELQ_CONS CODE	BJA	(First Am)
DELQ_CONS CODE	BJB	Bankruptcy
DELQ_CONS CODE	BJH	Bankruptcy
DELQ_CONS CODE	BJT	Bankruptcy
DELQ_CONS CODE	BKG	Bankruptcy
DELQ_CONS CODE	BMB	Bankruptcy
DELQ_CONS CODE	BMM	Bankruptcy
DELQ_CONS CODE	BMR	Bankruptcy
DELQ_CONS CODE	BMT	Bankruptcy
DELQ_CONS CODE	BRJ	Bankruptcy
DELQ_CONS CODE	BRK	Bankruptcy
DELQ_CONS CODE	BSB	Bankruptcy
DELQ_CONS CODE	BSG	Bankruptcy
DELQ_CONS CODE	BSW	Bankruptcy
DELQ_CONS CODE	BTJ	(First Am)
DELQ_CONS CODE	BVM	Bankruptcy - OPEN
DELQ_CONS CODE	BVW	Bankruptcy
DELQ_CONS CODE	BWI	Bankruptcy - OPEN
DELQ_CONS CODE	BZ_	Bankruptcy
DELQ_CONS CODE	BK0	Loans Serviced By Others
DELQ_CONS CODE	C	Current Account
DELQ_CONS CODE	C01-C36	Delinquent Account
DELQ_CONS CODE	F01	Foreclosure
DELQ_CONS CODE	F02	Foreclosure
DELQ_CONS CODE	F03	Foreclosure
DELQ_CONS CODE	F04	Foreclosure
DELQ_CONS CODE	F05	Foreclosure
DELQ_CONS CODE	F06	Foreclosure
DELQ_CONS CODE	F07	Foreclosure
DELQ_CONS CODE	F08	Foreclosure
DELQ_CONS CODE	F09	Foreclosure
DELQ_CONS CODE	F10	Foreclosure
DELQ_CONS CODE	F11	Foreclosure
DELQ_CONS CODE	F12	Foreclosure
DELQ_CONS CODE	F14	Foreclosure
DELQ_CONS CODE	F37	Foreclosure
DELQ_CONS CODE	F40	Foreclosure
DELQ_CONS CODE	F44	Pre-Sale - pending re-initiation of foreclosure after bankruptcy release
DELQ_CONS CODE	F48	Foreclosure
DELQ_CONS CODE	F49	Foreclosure
DELQ_CONS CODE	F53	Foreclosure
DELQ_CONS CODE	F56	Foreclosure
DELQ_CONS CODE	F5A	Foreclosure
DELQ_CONS CODE	F5B	Foreclosure - Five Star Service
DELQ_CONS CODE	F5C	Foreclosure
DELQ_CONS CODE	F5D	Foreclosure
DELQ_CONS CODE	F5E	Foreclosure
DELQ_CONS CODE	F5F	Foreclosure
DELQ_CONS CODE	F5G	Foreclosure
DELQ_CONS CODE	F5H	Foreclosure
DELQ_CONS CODE	F5I	Foreclosure
DELQ_CONS CODE	F5Z	Foreclosure
DELQ_CONS CODE	F66	Foreclosure
DELQ_CONS CODE	F67	Foreclosure
DELQ_CONS CODE	F68	Foreclosure
DELQ_CONS CODE	F70	Foreclosure
DELQ_CONS CODE	F71	Foreclosure
DELQ_CONS CODE	F79	Foreclosure
DELQ_CONS CODE	F80	Foreclosure
DELQ_CONS CODE	F81	Foreclosure
DELQ_CONS CODE	F90	Foreclosure
DELQ_CONS CODE	F92	Foreclosure - Loss Analysis Review
DELQ_CONS CODE	F93	Foreclosure
DELQ_CONS CODE	F94	Foreclosure
DELQ_CONS CODE	F95	Foreclosure
DELQ_CONS CODE	F96	Foreclosure
DELQ_CONS CODE	F97	Foreclosure
DELQ_CONS CODE	F98	Foreclosure
DELQ_CONS CODE	F99	Foreclosure
DELQ_CONS CODE	FAB	R & L
DELQ_CONS CODE	FAI	Foreclosure
DELQ_CONS CODE	FBP	Post Sale - Pre Conveyance
DELQ_CONS CODE	FBR	Foreclosure
DELQ_CONS CODE	FCC	Foreclosure
DELQ_CONS CODE	FCS	Foreclosure - OPEN
DELQ_CONS CODE	FCU	Foreclosure
DELQ_CONS CODE	FCW	Foreclosure
DELQ_CONS CODE	FD2	In REO. May have pending claim for FNMA, FHLMC, MI claims w/out Short Sales or 3rd Party Sales
DELQ_CONS CODE	FDC	Claims
DELQ_CONS CODE	FJB	R & L
DELQ_CONS CODE	FJH	R & L
DELQ_CONS CODE	FJW	Foreclosure
DELQ_CONS CODE	FKG	Foreclosure
DELQ_CONS CODE	FKH	Foreclosure
DELQ_CONS CODE	FKW	Foreclosure
DELQ_CONS CODE	FLG	Foreclosure
DELQ_CONS CODE	FPF	Conventional Paid Off Loans Awaiting Refund
DELQ_CONS CODE	FPS	Foreclosure Post Sale
DELQ_CONS CODE	FQ1	Pre-Sale - Referred to Foreclosure from Collections - not yet loaded to DRI
DELQ_CONS CODE	FQ2	Pre-Sale - Referred as SPECIAL to Foreclosure from Collections - not yet loaded to DRI
DELQ_CONS CODE	FQ9	Foreclosure - Pre-Sale - Referred to FC from Collections
DELQ_CONS CODE	FOR	Foreclosure - CHE Bankruptcy
DELQ_CONS CODE	FQD	Pre-Sale - Not yet assigned to Foreclosure Specialist
DELQ_CONS CODE	FR2 - FR9	Post-Sale Claims
DELQ_CONS CODE	FSC	Foreclosure
DELQ_CONS CODE	FSI	Foreclosure
DELQ_CONS CODE	FSM	Foreclosure
DELQ_CONS CODE	FSW	R & L
DELQ_CONS CODE	FTL	Foreclosure
DELQ_CONS CODE	FTP	Foreclosure
DELQ_CONS CODE	FZA	Pre-conveyance
DELQ_CONS CODE	FZB	Pre-conveyance
DELQ_CONS CODE	FZC	Pre-conveyance
DELQ_CONS CODE	FZD	Pre-conveyance
DELQ_CONS CODE	FZE	Pre-conveyance
DELQ_CONS CODE	FZF	Pre-conveyance
DELQ_CONS CODE	FZG	Pre-conveyance
DELQ_CONS CODE	FZH	Agency Claims
DELQ_CONS CODE	FZZ	Foreclosure - Citi Home Equity
DELQ_CONS CODE	FC0	Loans Serviced By Others
DELQ_CONS CODE	MOG	Manhattan Owners Group Loan
DELQ_CONS CODE	N	New Loan
DELQ_CONS CODE	PAB	R&L Group
DELQ_CONS CODE	PAM	Referral and Reporting
DELQ_CONS CODE	PAQ	Acquisition Problems
DELQ_CONS CODE	PBG	Collections - Incoming phone calls from customer. Default Control- Monitors and communicates with PBG group
DELQ_CONS CODE	PBI	6 Mo Balloon Loan - IBM
DELQ_CONS CODE	PBL	Matured Bridge / Balloon Loan
DELQ_CONS CODE	PCA	Boarding Error
DELQ_CONS CODE	PCC	Under Repurchase Review
DELQ_CONS CODE	PCF	Paid Off Accounts - Citi Home Equity loan
DELQ_CONS CODE	PCL	Monitored by Collections
DELQ_CONS CODE	PCO	PBG Coop Loans - Special Payoff Procedures
DELQ_CONS CODE	PCS	Monitored by Customer Service
DELQ_CONS CODE	PCW	California Wild Fire Affected
DELQ_CONS CODE	PDS	FC Correspondence Loans worked in Collections
DELQ_CONS CODE	PFH	Hurricane Disaster
DELQ_CONS CODE	PHB	Habitat For Humanity
DELQ_CONS CODE	PJB	R&L Group
DELQ_CONS CODE	PJC	Citi Home Equity
DELQ_CONS CODE	PJH	R&L Group
DELQ_CONS CODE	PLS	Lease Loans
DELQ_CONS CODE	PNN	NACA NSF Loan
DELQ_CONS CODE	PRC	Exclude Puerto Rico Loans from being Serviced
DELQ_CONS CODE	PRL	Research and Litigation Group
DELQ_CONS CODE	PSK	Skip Account
DELQ_CONS CODE	PSW
DELQ_CONS CODE	PTJ	R&L Group
DELQ_CONS CODE	REC	Recovery
DELQ_CONS CODE	REO	Loans Serviced By Others
DELQ_CONS CODE	S21	Loss Mitigation - Approved
DELQ_CONS CODE	S35	Loss Mitigation FC - Stipulated Forbearance (Special Risk)
DELQ_CONS CODE	S40	Loss Mitigation - Active Moratorium
DELQ_CONS CODE	S51	Loss Mitigation - Approved and Booked - DIL (Warranty Deed Transferred)
DELQ_CONS CODE	S52	Loss Mitigation - Approved and Booked - Short Sale (HUD-1 & Payoff $ recd)
DELQ_CONS CODE	S60	Loss Mitigation - HUD 60-Day Monitoring - Broken FC Forbearance
DELQ_CONS CODE	S77	Non-reaffirmed Bankruptcy (Special Risk)
DELQ_CONS CODE	S99	Loss Mit Forbearance Plan - Not in Foreclosure (Special Risk)
DELQ_CONS CODE	SAQ	Loss Mitigation Acquisition Loan - To be assigned
DELQ_CONS CODE	SBL	Matured Bridge/Balloon Loan
DELQ_CONS CODE	SBR	Bridge Loan
DELQ_CONS CODE	SCM	Loss Mitigation - Completed Forbearance Plan - Not in FC
DELQ_CONS CODE	SCP	Loss Mitigation - Completed Stip FC Forbearance
DELQ_CONS CODE	SDF	Loss Mitigation - Terminated Stip Forbearance
DELQ_CONS CODE	SFL	Florida Group - SPECIAL Risk
DELQ_CONS CODE	SLG	Collections Suspended by Legal
DELQ_CONS CODE	T __ __	Acquisitions/Service Released
DELQ_CONS CODE	VIP	Citi VIP
DELQ_CONS CODE	W __ __	Acquisitions/Service Released
DELQ_CONS CODE	X __ __	Acquisitions/Service Released
DELQ_CONS CODE	Y __ __	Acquisitions/Service Released
DELQ_CONS CODE	Z __ __	Foreclosure

LOAN TYPE	1	CONVENTIONAL
LOAN TYPE	2	FHA
LOAN TYPE	3	VA
LOAN TYPE	5	CONSTRUCTION
LOAN TYPE	6	COMMERCIAL CONSTRUCTION
LOAN TYPE	7	COMMERCIAL LOANS
LOAN TYPE	8	CONVENTIONAL WITH PMI
LOAN TYPE	9	MISCELLANEOUS (SECONDS)

MOD CD	.	.
MOD CD	0	0
MOD CD	1	1
MOD CD	2	2
MOD CD	3	3
MOD CD	4	4
MOD CD	5	5
MOD CD	6	6
MOD CD	7	7
MOD CD	8	8
MOD CD	9	9
MOD CD	A	STANDARD MODIFICATION COMPLETE
MOD CD	B	B
MOD CD	C	C
MOD CD	D	D
MOD CD	E	E
MOD CD	F	F
MOD CD	G	G
MOD CD	H	H
MOD CD	I	I
MOD CD	J	J
MOD CD	K	K
MOD CD	L	L
MOD CD	M	M
MOD CD	N	N
MOD CD	O	O
MOD CD	P	P
MOD CD	Q	Q
MOD CD	R	R
MOD CD	S	S
MOD CD	T	T
MOD CD	U	STREAMLINE MODIFICATION COMPLETE
MOD CD	V	V
MOD CD	W	MISSING MODIFICATION AGREEMENT
MOD CD	X	UNKNOWN PROP CONDITION-NATURAL DISASTER
MOD CD	Y	ARM LOANS IN LITIGATION
MOD CD	Z	PORTFOLIO MODIFICATION PROGRAM

OCCUPANCY	0	MISSING	MISSING
OCCUPANCY	11	OWNER OCCUPIED	PURCHASE
OCCUPANCY	12	OWNER OCCUPIED SECOND	PURCHASE
OCCUPANCY	13	NON-OWNER OCCUPIED	PURCHASE
OCCUPANCY	14	NON-OWNER OCCUPIED	PURCHASE
OCCUPANCY	21	OWNER OCCUPIED	REFINANCE
OCCUPANCY	24	OWNER OCCUPIED SECOND	REFINANCE
OCCUPANCY	26	NON-OWNER OCCUPIED	REFINANCE
OCCUPANCY	120	OWNER OCCUPIED	HOME IMP 2ND
OCCUPANCY	121	OWNER OCCUPIED	CONS CRED 2ND
OCCUPANCY	122	OWNER OCCUPIED	GEN BUS 2ND
OCCUPANCY	130	NON-OWNER OCCUPIED	HOME IMP 2ND
OCCUPANCY	131	NON-OWNER OCCUPIED	CONS CRED 2ND
OCCUPANCY	132	NON-OWNER OCCUPIED	GEN BUS 2ND
OCCUPANCY	311	VACANT	PURCHASE
OCCUPANCY	321	VACANT	REFINANCE

PMI		NO PMI CODE (ASSUMED STRETCH)
PMI	.	PMI DELETED FROM SYSTEM
PMI	..	PMI DELETED FROM SYSTEM
PMI	0	PMI DELETED FROM SYSTEM
PMI	00	PMI DELETED FROM SYSTEM
PMI	AA	CMAC
PMI	AD	CMAC
PMI	AL	ALASKA HOUSING FINANCE
PMI	AM	CMAC
PMI	AN	CMAC
PMI	BM	STRETCH
PMI	BN	COMM CREDIT
PMI	BO	BANK ONE TRUST COMPANY
PMI	CA	CALIFORNIA HOUSING INS FUND
PMI	CC	COMMERCIAL CREDIT
PMI	CD	FOREMOST GUARANTY
PMI	CM	CMAC
PMI	CN	FOREMOST GUARANTY
PMI	CU	CUNA MORTGAGE INSURANCE
PMI	CW	COMMONWEALTH
PMI	DC	DUAL COLLATERAL LOAN (PAM)
PMI	DD	GEMICO
PMI	DH	GENERAL ELECTRIC
PMI	DN	GEMICO
PMI	DP	GENERAL ELECTRIC
PMI	ED	HOME GUARANTY
PMI	EN	HOME GUARANTY
PMI	EW	HOME GUARANTY
PMI	F1	Unins. Govt. 1-30 days old
PMI	F2	Unins. Govt. 31-60 days old
PMI	F3	Unins. Govt. 61-90 days old
PMI	F4	Unins. Govt. 91-120 days old
PMI	FD	IMIC
PMI	FG	FOREMOST GUARANTY
PMI	FH	GNMA
PMI	FM	FOREMOST GUARANTY
PMI	FN	IMIC
PMI	FO	FOREMOST GUARANTY
PMI	FP	GNMA
PMI	FX	FARMER'S HOME LOAN
PMI	FY	Uninsurable Govt. Loan
PMI	FZ	Uninsured FHA Loan
PMI	GD	MGIC
PMI	GE	GENERAL ELECTRIC
PMI	GN	MGIC
PMI	GR	MCIG
PMI	HD	PMI
PMI	HG	HOME GUARANTY
PMI	HN	PMI
PMI	ID	REPUBLIC (RMIC)
PMI	IM	IMIC
PMI	IN	REPUBLIC (RMIC)
PMI	JD	TICOR
PMI	JH	TICOR
PMI	JN	TICOR
PMI	KD	UNITED GUARANTY
PMI	KN	UNITED GUARANTY
PMI	LA	VEREX
PMI	LD	VEREX
PMI	LH	VA
PMI	LM	LIBERTY MORTGAGE CO.
PMI	LN	VEREX
PMI	MN	Massachusetts Housing Fund
PMI	MG	MGIC
PMI	MR	MI RELEASED BY BUSINESS - PBG
PMI	ND	TRIAD GUARANTY -DELEGATED
PMI	NN	TRIAD GUARANTY - MTG INS
PMI	NX	NY REGULATION - LTV >80/ NO MI
PMI	NY	NYC REHAB
PMI	OO	NON-STRETCH - CALIFORNIA
PMI	PA	PARTNER ADVANCE LTV - PBG
PMI	PB	POLICYHOLDERS BENEFIT CORP
PMI	PD	PAMICO MORTGAGE INS. CO.
PMI	PM	PMI
PMI	QN	OLD REPUBLIC MTG ASSUR CORP
PMI	RM	RMIC
PMI	RN	REPUBLIC (RMIC)
PMI	SG	SELF-INSURED (CANCELLED MI)
PMI	SN	WMAC CREDIT INS
PMI	ST	SELF-INSURED (WAS TICOR LOAN)
PMI	TG	TIGER INSURANCE
PMI	TI	TICOR
PMI	UD	UNITED GUARANTY
PMI	UG	UNITED GUARANTY
PMI	UN	US MORTGAGE CO
PMI	VA	VA (GNMA LOANS)
PMI	VD	AMERICAN MTG INS
PMI	VE	VEREX
PMI	VI	VEREX
PMI	VL	AMERIN MTG INS CO
PMI	VN	AMERIN MTG INS CO
PMI	VX	VEREX
PMI	WD	RADIAN - DELEGATED
PMI	WN	RADIAN - NON-DELEGATED
PMI	XA	DUPONT GUARANTY
PMI	XB	KODAK GUARANTY
PMI	XC	CITIBANK TOKYO GUAR
PMI	XD	CORNERSTONE COLUMBIA CORP GUAR
PMI	XE	MOBAY CORPORATION
PMI	XR	CORP. GUAR. - RELEASED - PBG
PMI	XX	CORPORATE GUARANTY
PMI	YY	ACQUISITION W NO CITI RECOURSE

PMT FREQ	1	MONTHLY
PMT FREQ	2	QUARTERLY
PMT FREQ	3	SEMI-ANNUALLY
PMT FREQ	4	ANNUALLY
PMT FREQ	5	BI-WEEKLY
PMT FREQ	6	WEEKLY
PMT FREQ	7	SEMI-MONTHLY

PROD	0	MISSING PROD
PROD	1	01 yr CPTP ARM w/o payment cap, (assumption feature: at existing note rate)
PROD	2	01 yr CPTP ARM w/o payment cap, (assumption feature: at 1% below market value)
PROD	3	03 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
PROD	4	03 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
PROD	5	05 yr CPTP ARM w/o payment cap (assumption feature: at existing note rate)
PROD	6	05 yr CPTP ARM w/o payment cap (assumption feature: at 1% below market rate)
PROD	7	01 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	8	01 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	9	03 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	10	03 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	11	05 yr CPTP ARM w payment cap (assumption feature: at existing note rate)
PROD	12	05 yr CPTP ARM w payment cap (assumption feature: at 1% below market rate)
PROD	13	Advantage 5 (30 month adjustment; assumption feature: at existing note rate)
PROD	14	Advantage 5 (30 month adjustment; assumption feature: at 1% below market rate)
PROD	15	CPTP REM (assumption feature: at existing note rate)
PROD	16	CPTP REM (assumption feature: at 1% below market rate)
PROD	17	Step REM (assumption feature: at existing note rate)
PROD	18	01 yr CPTP ARM w/o payment cap, (no assumption feature)
PROD	19	03 yr CPTP ARM w/o payment cap (no assumption feature)
PROD	20	05 yr CPTP ARM w/o payment cap (no assumption feature)
PROD	21	01 yr FNMA ARM
PROD	22	03 yr FNMA ARM
PROD	23	05 yr FNMA ARM
PROD	24	01 yr FNMA GPARM
PROD	25	03 yr FNMA GPARM
PROD	26	05 yr FNMA GPARM
PROD	27	01 yr CPTP ARM w payment cap (no assumption feature)
PROD	28	03 yr CPTP ARM w payment cap (no assumption feature)
PROD	29	05 yr CPTP ARM w payment cap (no assumption feature)
PROD	30	Step REM (assumption feature: at 1% below market rate)
PROD	31	15 yr fixed rate (no assumption feature)
PROD	32	04 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	33	01 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to 15 yr term
PROD	34	01 yr CPTP ARM w payment cap, assumable at 1% below market rate, convertible to 15 yr term
PROD	35	20-25-30 yr fixed rate
PROD	36	06 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	37	03 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	38	08 yr Balloon with Certificate (Homeowners)
PROD	39	08 yr Simple Balloon (no assumption feature)
PROD	40	03 yr Balloon with Certificate (Homeowners)
PROD	41	03 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	42	04 yr Balloon with Certificate (Homeowners)
PROD	44	05 yr CPTP ARM w payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	45	05 yr Balloon with Certificate (Homeowners)
PROD	46	06 yr Balloon with Certificate (Homeowners)
PROD	47	07 yr Balloon with Certificate (Homeowners)
PROD	48	09 yr Balloon with Certificate (Homeowners)
PROD	49	09 yr Simple Balloon (no assumption feature)
PROD	50	03 yr Simple Balloon (no assumption feature)
PROD	51	05 yr CPTP ARM w payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	52	04 yr Simple Balloon (no assumption feature)
PROD	53	04 yr Simple Balloon (assumption feature: at existing note rate)
PROD	54	01 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to 15 yr term
PROD	55	05 yr Simple Balloon (no assumption feature)
PROD	56	06 yr Simple Balloon (no assumption feature)
PROD	57	07 yr Simple Balloon (no assumption feature)
PROD	58	10 yr Simple Balloon (no assumption feature)
PROD	59	10 yr Balloon with Certificate (Homeowners)
PROD	60	Advantage 5 (30 month adjustment; no assumption feature)
PROD	63	03 yr CPTP ARM w/o payment cap, assumable at existing rate, convertible to l5 yr term
PROD	64	03 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to l5 yr term
PROD	65	FHA
PROD	66	05 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
PROD	67	05 yr CPTP ARM w/o payment cap, assumable at existing note rate, convertible to l5 yr term
PROD	68	05 yr CPTP ARM w/o payment cap, assumable at l% below market rate, convertible to l5 yr term
PROD	69	03 yr Simple Balloon (assumption feature: at existing note rate)
PROD	70	GPM FHA 245 graduated payment
PROD	71	03 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	72	05 yr Simple Balloon (assumption feature: at existing note rate)
PROD	73	05 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	74	06 yr Simple Balloon (assumption feature: at existing note rate)
PROD	75	FHA 235 subsidized loan
PROD	76	Non-conforming 25-30 yr fixed rate jumbo
PROD	77	07 yr Simple Balloon (assumption feature: at existing note rate)
PROD	78	07 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	79	08 yr Simple Balloon (assumption feature: at existing note rate)
PROD	80	FHA 265 subsidized loan
PROD	81	08 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	82	09 yr Simple Balloon (assumption feature: at existing note rate)
PROD	83	09 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	84	10 yr Simple Balloon (assumption feature: at existing note rate)
PROD	85	VA
PROD	86	10 yr Simple Balloon (assumption feature: at 1% below market rate)
PROD	87	CTX fixed rate mortgage; non assumable (see VA Landboard Servicing guide) **
PROD	88	15 yr step rate mtg. Initial 8.5% am l5 yrs, adj to 9.5% @ 14 yrs, l0.5% @ l3 yrs ll 3/4% l2 yrs
PROD	89	01 yr ARM Plan 512 from Marquette Bank, Minneapolis, MN **
PROD	90	GPM VA 3 graduated payment
PROD	91	GPM Conventional 30 yr **
PROD	92	GPM Conventional l5 yr **
PROD	94	10 yr fixed rate (assumption feature at 1% below market rate)
PROD	95	CPTP REM (no assumption feature)
PROD	96	Step REM (no assumption)
PROD	98	05 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
PROD	99	01 yr ARM from Marquette Bank, Minneapolis, MN, fixed rate 2 yrs **
PROD	118	01 yr CPTP ARM w/o payment cap, no assumption, convertible to 15 yr term
PROD	119	01 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	120	03 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	121	05 yr CPTP ARM w/o payment cap, no assumption, convertible to remaining term
PROD	122	03 yr CSFL GPM fixed rate
PROD	123	05 yr CSFL GPM fixed rate
PROD	124	01 yr CPTP ARM (CSFL) w payment cap, assumption, convertible
PROD	127	01 yr CPTP ARM w payment cap, no assumption, convertible to 15 yr term
PROD	128	03 yr CPTP ARM w payment cap, no assumption, convertible to l5 yr term
PROD	135	15 yr fixed rate (assumption feature: at existing note rate)
PROD	150	03 yr CPTP ARM (WESTERN) w/o payment cap, assumable to l% below market rate to 7th yr convt. to term
PROD	151	05 yr CPTP ARM (WESTERN) w/o payment cap, assumable at 1% below market rate to 7th year, convt to term
PROD	160	03 yr ARM (CB MAIN) w/o payment cap, assumable at existing rate, convertible to remaining term
PROD	161	01 yr CPTP ARM w/o payment cap, assumable at 1% below market rate, convertible to 15 yr term
PROD	162	03 yr CPTP ARM w/o payment cap, no assumption, convertible to l5 yr term
PROD	175	FIXED RATE - Modification to fixed rate to remaining term fixed rate (refinance program)
PROD	193	Homeowner Choice (l yr or less ARM) w/o payment cap
PROD	194	Homeowner Key with a 30 year amortization - not assumable
PROD	195	Homeowner Key: assumable
PROD	196	Homeowner Choice (3,5,7,10 yr ARM) w/o payment cap
PROD	197	FNMA ARM 5-1 (test)
PROD	198	FNMA ARM 5-2
PROD	199	Homeowner Key: non assumable
PROD	235	15 yr fixed rate (assumption feature: at 1% below market rate)
PROD	275	06 month CPTP ARM w/o payment cap, no assumption, no conversion
PROD	276	06 month CPTP ARM w/o payment cap, assumable at existing rate, no conversion
PROD	277	06 month CPTP ARM w/o payment cap, assumable at l% below market, no conversion
PROD	278	06 month CPTP ARM w payment cap, no assumption, no conversion
PROD	279	06 month CPTP ARM w payment cap, assumable at existing rate, no conversion
PROD	280	06 month CPTP ARM w payment cap, assumable at l% below market, no conversion
PROD	281	01 yr FHA ARM
PROD	282	06 month CPTP ARM w/o payment cap, no assumption, convertible to remaining life
PROD	283	01 yr ARM w/o payment cap assumable at existing note rate, convertible to remaining term
PROD	285	01 yr ARM (3-1) w cap, no conversion, is assumable at current rate
PROD	286	06 month CPTP ARM w/o payment cap, assumable at existing rate, conversion to remaining term
PROD	287	01 yr CPTP ARM (WESTERN) w/o payment cap, assumable at l% below market rate to 7th yr, convt. to 6th or 7th adjustment period - special block of loans due to error in booking
PROD	290	01 yr ARM, assumable, convertible at any month end
PROD	299	01 yr ARM (CSFL) on NCR
PROD	300	30 month ARM - New York
PROD	301	30 month ARM - Co-op New York
PROD	302	03 yr ARM-Co-op
PROD	303	03 yr ARM-New York
PROD	304	10 yr ARM - Assumable
PROD	305	07 yr ARM - Assumable
PROD	306	Renegotiable Rate (DC) - Assumable; Convertible
PROD	307	Renegotiable Rate (DC) - Convertible
PROD	308	Renegotiable Rate (DC) - Assumable
PROD	309	Renegotiable Rate (DC)
PROD	310	03 yr ARM - Convertible at 1st anniversary- Convertible to remaining term
PROD	311	03 yr renegotiable rate - Illinois
PROD	312	10 yr ARM - non-assumable; not convertible
PROD	313	03 yr arm - assumable; not convertible 3% adjustment cap
PROD	314	03/1 yr arm - assumable & convertible
PROD	315	05/1 yr arm - assumable & convertible
PROD	316	07/1 yr arm - assumable and convertible
PROD	317	10/1 arm - assumable and convertible
PROD	318	COFI ARM - assumable & convertible
PROD	319	LIBOR ARM - assumable & convertible
PROD	320	03/1 yr arm - assumable & not convertible
PROD	321	05/1 yr arm - assumable & not convertible
PROD	322	07/1 yr arm - assumable and not convertible
PROD	323	10/1 arm - assumable and not convertible
PROD	324	COFI ARM - assumable & not convertible
PROD	325	LIBOR ARM - assumable & not convertible
PROD	326	03/1 yr arm - not assumable & not convertible
PROD	327	05/1 yr arm - not assumable & not convertible
PROD	328	07/1 yr arm - not assumable & not convertible
PROD	329	LIBOR ARM - not assumable & not convertible
PROD	330	05/1 yr arm - always assumable & not convertible
PROD	331	03/1 yr arm - not assumable; convertible only on 1st, 2nd, & 3rd interest adjustment dates
PROD	332	05/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	333	07/1 yr arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	334	10/1 arm - not assumable; convertible only on 1st, 2nd,& 3rd interest adjustment dates
PROD	335	10/1 arm - not assumable; not convertible
PROD	336	5/25 loan - the rate and payment are fixed for 5 years then they adjust. The rate is fixed for the final 25 years………………………………………………336
PROD	337	05/1 yr arm – assumable anytime & not convertible
PROD	338	07/1 yr arm – assumable anytime & not convertible
PROD	339	10/1 arm - assumable anytime & not convertible
PROD	340	03/1 yr arm – interest only - assumable & not convertible
PROD	341	05/1 yr arm – interest only – assumable & not convertible
PROD	342	07/1 yr arm – interest only - assumable & not convertible
PROD	343	10/1 arm – interest only – assumable & not convertible
PROD	344	03/1 yr arm – interest only - assumable & convertible
PROD	345	05/1 yr arm – interest only – assumable & convertible …………………………………………………………………………………………………….. 345
PROD	346	07/1 yr arm – interest only – assumable & convertible
PROD	347	10/1 arm – interest only – assumable & convertible
PROD	350	15 yr fixed-New York
PROD	351	l5 yr fixed-Co-op New York
PROD	352	30 yr fixed-New York
PROD	353	30 yr fixed-Co-op New York
PROD	354	03 yr ARM-Arizona
PROD	355	Flip Mortgage-New York
PROD	356	Project Windfall-New York
PROD	357	2 Stage Co-op fixed-New York
PROD	358	15 yr fixed with stretch *
PROD	359	30 yr fixed with stretch *
PROD	360	15 yr fixed -Co-op with stretch *
PROD	361	30 yr fixed - Co-op with stretch *
PROD	362	Fixed rate loan with term less than 15 years
PROD	363	FHA/VA Special loan from the D.C. Housing Authority
PROD	364	30/20 balloon (term=20 amortized over 30)
PROD	365	05 yr balloon convertible to a fixed rate loan not assumable
PROD	366	Deficiency Promissory Note - (Property went to OERO already)
PROD	367	07 yr Balloon with conditional right to refinance (not assumable)
PROD	368	05 yr balloon convertible to a 1 year ARM
PROD	369	25 yr fixed - modified/extended from a conforming 5 yr balloon
PROD	370	25 yr fixed - modified/extended from a non-conforming 5 yr balloon
PROD	373	30 yr loan where the rate changes at the end of year 3
PROD	374	10-1 ARM - at maturity converts to a convertible 1 year ARM that is not assumable
PROD	375	23 yr fixed - modified/extendedfrom a 7 yr balloon
PROD	376	02/1 ARM – not convertible & not assumable
PROD	377	02/1 ARM – convertible - not assumable
PROD	378	06 month Balloon – Assumable
PROD	379	15 yr balloon – Assumable
PROD	380	40 year fixed rate loan
PROD	381	30 yr fixed with 15 year balloon
PROD	400	ARM loan converted to fixed rate loan to remaining term: non-assumable
PROD	401	ARM loan converted to fixed rate loan to remaining term: assumable
PROD	402	ARM loan converted to fixed rate loan to remaining term: non-assumable - (FASB tracking)
PROD	403	ARM loan converted to fixed rate loan to remaining term: assumable - (FASB tracking)
PROD	404	Special 6 month teased ARM modified to fixed rate to remaining term: non-assumable
PROD	405	30 yr fixed rate assumable
PROD	451	06 month Negative am ARM
PROD	452	06 month ARM, assumable, convertible at any month end
PROD	453	06 month Neg AM ARM - New York
PROD	454	06 month ARM - Co-op New York
PROD	455	01 yr ARM - New York
PROD	456	01 yr ARM - Arizona
PROD	457	06 month Neg Am ARM - Co-op with stretch *
PROD	458	06 month Neg Am ARM - stretch *
PROD	459	01 yr Balloon
PROD	460	01 yr ARM - Neg Am - Chicago
PROD	461	01 yr ARM (DC) Assumable; convertible - was fixed/subsidized product prior to becoming an ARM
PROD	462	01 yr ARM (DC) Convertible - was fixed/subsidized product prior to becoming an ARM
PROD	463	01 yr ARM (DC) Assumable - was fixed/subsidized product prior to becoming an ARM
PROD	464	01 yr ARM (DC)- was fixed/subsidized product prior to becoming an ARM
PROD	465	01 yr ARM w/o pay cap (assum at existing rate before and after loan is converted) convertible to remain term
PROD	466	01 yr ARM w/o pay cap (assum at 1% below market rate before/after converted) convertible to remain term
PROD	467	01 yr ARM (2-1) for Marquette Bank (assumable not convertible)
PROD	468	01 yr renegotiable rate - Illinois
PROD	469	06 month arm - assumable: special AMB conversion feature
PROD	470	01 yr arm - assumable; special AMB conversion feature
PROD	471	06 month arm - w/o payment cap; non-assumable; convertible to remaining term
PROD	472	01 yr arm - w/o payment cap; non-assumable; convertible to remaining term
PROD	473	06 month arm - w/o payment cap; non-assumable; not convertible
PROD	474	01 yr arm - w/o payment cap; non-assumable; not convertible
PROD	475	Bank Cost of Funds ARM - assumable; not convertible
PROD	476	Bank Cost of Funds ARM - not assumable; not convertible
PROD	477	03 month/1 year pay capped COFI ARM (125% recast)
PROD	478	01 yr arm - with a 10 year balloon not assumable or convertible
PROD	490	Unknown serviced retained product codes Unknown product
PROD	491	N/1 ARM with an unknown term
PROD	492	Balloon loan with an unknown term
PROD	493	GPM loan with an unknown term
PROD	494	Treasury/other index ARM with an unknown adjustment period
PROD	495	COFI index ARM with an unknown adjustment period
PROD	496	LIBOR index ARM with an unknown adjustment period
PROD	497	Fixed rate loan with an unknown term
PROD	500	ARM loan converted to fixed rate loan to l5 yr term: non-assumable
PROD	502	ARM loan converted to fixed rate loan to l5 yr term: assumable
PROD	503	ARM loan converted to fixed rate loan to 15 yr term: assumable - (FASB tracking)
PROD	505	Workout loan Modified to fixed rate - term 20 - 40 years
PROD	506	03/1 yr arm – interest only - not assumable & not convertible
PROD	507	05/1 yr arm – interest only – not assumable & not convertible
PROD	508	07/1 yr arm – interest only – not assumable & not convertible
PROD	509	10/1 arm – interest only – not assumable & not convertible
PROD	510	07/23 arm – adjusts after 7 years and becomes a 23 year fixed rate loan
PROD	511	24/6 ARM – fixed for 2 years and becomes a 6 month ARM
PROD	520	01 month rate/6 month payment ARM – not assumable; not convertible
PROD	521	03 month rate/1 year payment ARM – not assumable; not convertible
PROD	522	03 month ARM – not assumable; not convertible
PROD	523	03 month/1 year ARM – not assumable; not convertible
PROD	524	06 month/1 month ARM – not assumable; not convertible
PROD	525	06 month/1 month rate with 36/12 month payment ARM – not assumable; not convertible
PROD	526	06 month ARM with rates changing ever 6 months and P & I changing every 12 months
PROD	527	06 month ARM with rates changing every 6 months and P & I changing every 60 months
PROD	528	06 month ARM with rates changing every 6 months and the P & I changing at 60 months and every 12 months thereafter
PROD	529	06 month rate/10 year payment ARM – not assumable; not convertible
PROD	530	06/36 month ARM – not assumable; not convertible
PROD	531	06/60 month ARM – not assumable; not convertible
PROD	532	12/6 month rate with 60/6 month payment – not assumable; not convertible
PROD	533	01 yr rate with 5 year payment ARM – not assumable; not convertible
PROD	534	02 year ARM – not assumable; not convertible
PROD	535	36/6 month ARM – not assumable; not convertible
PROD	536	03/5 year ARM – not assumable; not convertible
PROD	537	05/25 year ARM – not assumable; not convertible
PROD	538	05/35 year ARM – not assumable; not convertible
PROD	539	06/1 year ARM – not assumable; not convertible
PROD	540	84/6 month ARM; not assumable; not convertible
PROD	541	08/1 year ARM – not assumable; not convertible
PROD	542	120/6 month ARM – not assumable; not convertible
PROD	543	05/6 month ARM - not assumable & not convertible
PROD	544	01 month CHOICE loan with payment options
PROD	545	05 year balloon – interest only
PROD	546	30 yr fixed ACORN loan with Special Loan Processing
PROD	547	01 year balloon – interest only
PROD	548	02 year balloon – interest only
PROD	549	03 year balloon – interest only
PROD	550	04 year balloon – interest only
PROD	551	06 year balloon – interest only
PROD	552	07 year balloon – interest only
PROD	553	08 year balloon – interest only
PROD	554	09 year balloon – interest only
PROD	555	10 year balloon – interest only
PROD	556	3/1 LIBOR ARM - Interest Only Assumable not convertible
PROD	557	5/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	558	7/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	559	01 month Libor ARM Interest only – 10 year interest only period
PROD	560	06 month Libor ARM Interest only – 10 year interest only period
PROD	561	03/1 yr ARM Government – assumable /not convertible
PROD	562	05/1 yr ARM – Government – Assumable/Not Convertible
PROD	563	05/6 month ARM – Interest Only for 1st 10 years – Assumable / Not convertible
PROD	564	15 yr balloon Interest Only Not Assumable
PROD	565	05/6 month ARM – Interest only for first 5 years
PROD	566	05/1 year ARM – interest only for first 5 years
PROD	567	30 yr fixed rate with first 10 years interest only
PROD	568	01 month ARM Interest only with reamortization not assumable not convertible
PROD	569	06 month ARM Interest Only with reamortization not assumable not convertible
PROD	570	01 year ARM Interest Only with reamortization Assumable not convertible
PROD	571	05/1 year ARM – interest only for the first 10 years
PROD	572	10/1 LIBOR ARM - Interest Only - assumable not convertible
PROD	573	10/1 T Bill ARM – Interest Only with reamortization – assumable and convertible
PROD	574	10/1 T Bill ARM – Interest Only with reamortization – assumable and Not convertible
PROD	575	05/6 month ARM – Interest Only with reamortization
PROD	576	07/6month ARM – Interest Only with reamortization
PROD	577	36/6 month ARM – Interest Only for 10 years
PROD	578	48/6 month ARM – Interest Only for 10 years
PROD	579	72/6 month ARM – Interest Only for 10 years
PROD	580	120/6 month ARM – Interest Only for 10 years
PROD	581	07/1 year ARM – Government Loan
PROD	582	10/1 year ARM – Government Loan
PROD	583	05/6 month ARM – assumable not convertible
PROD	584	36/06 month LIBOR ARM - Assumable Not Convertible
PROD	585	36/06 month Interest Only LIBOR ARM - Assumable Not Convertible
PROD	586	7/6 month ARM Assumable Not Convertible
PROD	587	7/6 month LIBOR ARM I/O Assumable Not Convertible
PROD	588	10/6 LIBOR ARM - Interest Only - Assumable not Convertible
PROD	589	36/06 month ARM - Assumable Not Convertible
PROD	590	05/6 month ARM LIBOR Interest Only Assumable Not Convertible
PROD	591	1/1 LIBOR ARM Interest Only - 1 year interest only period - Assumable not Convertible
PROD	592	36/06 month ARM LIBOR Interest Only - 3 year interest only period - Assumable and not Convertible
PROD	593	7/06 month LIBOR Interest only - 7 year interest only period - Assumable and not Convertible
PROD	594	7/1 year LIBOR Interest Only - 10 year interest only period - Assumable and not Convertible
PROD	595	05/1 year ARM LIBOR - Interest Only 10 Year Interest Only period Assumable Not Convertible
PROD	596	02/06 month ARM LIBOR - Assumable and not Convertible
PROD	597	02/06 ARM LIBOR Interest only for 2 years - Assumable and not Convertible
PROD	598	02/06 ARM LIBOR Interest Only for 10 years - Assumable and not Convertible
PROD	599	5/1 ARM LIBOR - Assumable anytime during the life of the loan and not Convertible
PROD	600	20, 25, 30 yr fixed - no extra features
PROD	601	01 month ARM Interest Only with a 24 month balloon term
PROD	601	1/1 ARM Interest Only Tbill with a 10 I/O period - assumable not convertible
PROD	602	36/06 month ARM - 5 year interest only period - Assumable not Convertible
PROD	606	Workout Loan - Foreclosure Solicitation Effort term 20 - 30 years
PROD	607	Workout Alternative Restructure Loan term 20 - 30 years
PROD	610	01 yr arm - no extra features * for special project only
PROD	611	01 yr arm - assumable * for special project only
PROD	612	01 yr arm - convertible * for special project only
PROD	613	01 yr arm - assumable; convertible * for special project only
PROD	620	15 yr fixed - no extra features * for special project only
PROD	621	15 yr fixed - assumable * for special project only
PROD	630	03 yr arm - no extra features * for special project only
PROD	631	03 yr arm - assumable * for special project only
PROD	632	03 yr arm - convertible * for special project only
PROD	633	03 yr arm - assumable; convertible * for special project only
PROD	640	Homeowner's Key - no extra features * for special project only
PROD	641	Homeowner's Key - assumable * for special project only
PROD	650	05 yr arm - no extra features * for special project only
PROD	651	05 yr arm - assumable
PROD	652	05 yr arm - convertible
PROD	653	05 yr arm - assumable; convertible
PROD	660	06 month arm - no extra features * for special project only
PROD	661	06 month arm - assumable * for special project only
PROD	662	06 month arm - convertible * for special project only
PROD	663	06 month arm - assumable; convertible * for special project only
PROD	670	FHA * for special project only
PROD	671	VA * for special project only
PROD	685	Workout loan Modified to fixed rate - term 15 years or less
PROD	686	Workout loan - Foreclosure Solicitation Effort term 15 years or less
PROD	687	Workout Alternative Restructure Loan term 15 years or less
PROD	700	15 yr fixed - Government Loan - Assumable
PROD	701	30 yr fixed - Government Loan - Assumable
PROD	710	01 yr arm - Government loan
PROD	800	Second Mortgage fixed-New York
PROD	801	Second Mortgage fixed - Co-op
PROD	804	Second Mortgage fixed - special purchase money program - D.C. only
PROD	810	Second Mortgage ARM-New York
PROD	811	Second Mortgage 30 Month ARM
PROD	812	Second Mortgage 30 Month ARM - Co-op
PROD	826	Fixed Rate - Misc. term
PROD	827	Variable Rate - Tied to passbook rate Fidelity
PROD	829	30/2 Balloon - first
PROD	830	Second Mortgage - Bridge Loans
PROD	831	Second Mortgage - Swing Loans
PROD	832	Second Mortgage - 5 Year Interest Only
PROD	833	Variable Rate - Fidelity
PROD	834	Unknown Product - Fidelity
PROD	835	06 month/1 year ARM w pay cap – assumable; not convertible
PROD	836	01 month/1 year ARM w pay cap - assumable; not convertible
PROD	837	30 month ARM w pay cap - assumable, not convertible
PROD	838	06 month/1 year ARM w/o pay cap - assumable; not convertible
PROD	839	01 month/1 year ARM w/o pay cap - assumable; not convertible
PROD	840	30 month ARM w/o pay cap - assumable, not convertible
PROD	841	06 month/1 year ARM w pay cap - not assumable; not convertible
PROD	842	01 month/1 year ARM w pay cap - not assumable; not convertible
PROD	843	30 month ARM w pay cap - not assumable; not convertible
PROD	844	06 month/1 year ARM w/o pay cap - not assumable; not convertible
PROD	845	01 month/1 year ARM w/o pay cap - not assumable; not convertible
PROD	846	30 month ARM w/o pay cap - not assumable; not convertible
PROD	847	01 yr arm - w payment cap; not assumable; convertible
PROD	848	06 month/1 year ARM w pay cap - not assumable; convertible
PROD	849	01 month/1 year ARM w pay cap - not assumable; convertible
PROD	850	06 month arm - w pay cap; not assumable; convertible
PROD	851	30 month ARM w pay cap - not assumable; convertible
PROD	852	03 yr arm - w pay cap; not assumable; convertible
PROD	853	05 yr arm - w pay cap; non-assumable; convertible
PROD	855	06 month/1 year ARM w pay cap - assumable; convertible
PROD	856	01 month/1 year ARM w pay cap - assumable; convertible
PROD	857	06 month arm - w pay cap; assumable; convertible
PROD	858	30 month ARM w pay cap - assumable; convertible
PROD	859	03 yr arm - w pay cap; assumable; convertible
PROD	860	05 yr arm - w pay cap; assumable; convertible
PROD	862	06 month/1 year ARM w/o pay cap - not assumable; convertible
PROD	863	01 month/1 year ARM w/o pay cap - not assumable; convertible
PROD	864	06 month arm - w/o pay cap; not assumable; convertible
PROD	865	30 month ARM w/o pay cap - not assumable; convertible
PROD	869	06 month/1 year ARM w/o pay cap - assumable; convertible
PROD	870	01 month/1 year ARM w/o pay cap - assumable; convertible
PROD	871	06 month arm - w/o pay cap; assumable; convertible
PROD	872	30 month ARM w/o pay cap; assumable; convertible
PROD	873	03 yr arm - w/o pay cap; assumable; convertible
PROD	874	05 yr arm - w/o pay cap; assumable; convertible
PROD	875	06 month/6 month COFI ARM
PROD	876	01 month/1 year COFI (125% recast)
PROD	877	01 month/1 year COFI (110% recast)
PROD	878	Unknown Fixed Rate Product - Cal.
PROD	879	Unknown ARM Product - Cal.
PROD	880	Unknown Product - Utah/Nevada
PROD	882	30/10 balloon + 1 - first
PROD	883	25/7 balloon, first and second
PROD	884	Second Mortgage – NACA loan (Neighborhood Assistance Corporation of America)
PROD	990	Unknown product on loan obtained in an acquisition - loan file must be examined for details

PROG TYPE	1	Spot Loan
PROG TYPE	2	Correspondent - Phase III
PROG TYPE	3	Forward Commitment
PROG TYPE	4	Builder/Bulk
PROG TYPE	5	Corporate Standard - (i.e. Employee Benefits)
PROG TYPE	6	Corporate Relocation -(with direct bill post 3/97)
PROG TYPE	7	Employee Loan Standard
PROG TYPE	8	Employee Loan Relo - (with direct bill post 3/97)
PROG TYPE	9	SellerPower
PROG TYPE	10	MortgagePower - (Retail default)
PROG TYPE	11	Corporate Group Move
PROG TYPE	12	OREO Financing - Standard
PROG TYPE	13	Private Banking and Investment Division Loans
PROG TYPE	14	Broker MortgagePower
PROG TYPE	15	Relo Connection (ReloPower)
PROG TYPE	16	OREO Financing - Special Program
PROG TYPE	17	Correspondent - Phase II
PROG TYPE	18	Portfolio Acquisition - R
PROG TYPE	19	Production Flow - Governmental
PROG TYPE	20	Production Flow - Conventional
PROG TYPE	21	Documentary Surtax Program (Florida only)
PROG TYPE	22	PBID - Upscale Foreign Investors (NYB only)
PROG TYPE	23	Special Bond Program (Illinois only)
PROG TYPE	24	MortgagePower - Program Fee Paid to Other Citicorp Entity
PROG TYPE	25	Construction/Permanent Loan Program
PROG TYPE	26	MPP On-line Approval; Manual Underwriter Approval - W/O Tagback or Decline
PROG TYPE	27	MPP Priority Review (Referral)
PROG TYPE	28	Pre-Acquisition Loans - (Treasury Use Only)
PROG TYPE	29	Multi-family - Commercial
PROG TYPE	30	Seller Paid PITI
PROG TYPE	31	Government Correspondent
PROG TYPE	32	Corporate Relo with Company Paid Subsidy
PROG TYPE	33	Government Refinance
PROG TYPE	34	CNYS Relocation from MortgagePower Member
PROG TYPE	35	CNYS Relocation from Non-MortgagePower Member
PROG TYPE	36	Asian Investor Program
PROG TYPE	37	MPP On-line Approval; Manual Underwriter Tagback or Decline; Senior Credit Manager Overrides Tag or Decline and Approves Loan
PROG TYPE	38	MPP On-line/Underwriter Approval;Manual Underwriter Tagback or decline; Senior Credit Manager Agrees With Tag or Decline
PROG TYPE	39	FNMA Workout Refinance
PROG TYPE	40	National Refinance Utility Loans
PROG TYPE	41	Corporate Relocation with 2% Origination Fee
PROG TYPE	42	Corporate Group Move with 2% Origination Fee
PROG TYPE	43	Relocation Power with 2% origination Fee
PROG TYPE	44	Corp Relo with 2% Origination Fee and Company Paid Subsidy
PROG TYPE	45	MPP Incomplete Transaction; no ECA Decision
PROG TYPE	46	5,4,3,2,1 Annual Bill Subsidy with Corp. Guarantee
PROG TYPE	47	3,2,1 Annual Bill Subsidy with Corporate Guarantee
PROG TYPE	48	3,2,1 Annual Bill Subsidy w/o Corporate Guarantee
PROG TYPE	49	5,4,3,2,1 without Corporate Guarantee
PROG TYPE	50	FNMA CRA Program
PROG TYPE	51	Enhanced OREO Financing - Standard
PROG TYPE	52	Enhanced OREO Financing - Special
PROG TYPE	53	Workout Refinance
PROG TYPE	54	Forward Commitment Program II - R
PROG TYPE	55	Referral Channel Program (realtors)
PROG TYPE	56	Citi Affordable - Portfolio Loans - CRA
PROG TYPE	57	Portfolio Loans with Mortgage Insurance - CRA
PROG TYPE	58	Sioux Falls 1st Mortgage Refinance Program
PROG TYPE	59	SONYMA loans - Low Interest Program - CRA
PROG TYPE	60	Foreclosure - Prime Value
PROG TYPE	61	Wholesale-Correspondent - R
PROG TYPE	62	Wholesale-Table Funder - R
PROG TYPE	63	Wholesale-Process Broker
PROG TYPE	64	SONYMA - Modest Means Program - CRA
PROG TYPE	65	CRE loans - (Citicorp Real Estate)
PROG TYPE	66	Citi Affordable 95/5 Installment - CRA
PROG TYPE	67	Citi Affordable 95/3 Installment - CRA
PROG TYPE	68	Lomas/Nations Bank (NCNB) buybacks
PROG TYPE	69	FNMA Cooperative Pilot Program
PROG TYPE	70	CRA - Other Investors
PROG TYPE	71	FHLMC CRA loan programs
PROG TYPE	72	"B" Paper Program
PROG TYPE	73	Commercial Loan (for RESPA escrow analysis)
PROG TYPE	74	Consumer Credit Workout Refinance
PROG TYPE	75	Trade Desk Whole Loan Purchase (Acquisition) - R
PROG TYPE	76	Deficiency Escrow Advancement Program
PROG TYPE	77	Citicap 2nd Mortgage
PROG TYPE	78	Corporate Relo Loans without direct billing
PROG TYPE	79	Employee Relo Loans without direct billing
PROG TYPE	80	Correspondent booked bulk LMI loans - R
PROG TYPE	81	Correspondent booked bulk loans - R
PROG TYPE	82	Trade Desk Whole Loan Purchases - R
PROG TYPE	83	Enhanced Fannie Neighbors with CHBP
PROG TYPE	84	Fannie Mae NeighborWorks programs
PROG TYPE	85	Affordable Gold
PROG TYPE	86	Community Gold
PROG TYPE	87	New Immigrant Initiative
PROG TYPE	88	Fannie 97
PROG TYPE	89	Flexible 97
PROG TYPE	90	CAMP
PROG TYPE	91	Fannie 3/2 Mortgage
PROG TYPE	92	CPAP
PROG TYPE	93	My Community Mortgage
PROG TYPE	94	House New York Mortgage
PROG TYPE	95	Home on Time (4-03)
PROG TYPE	96	FNMC Inactive CRA Programs (4-03)
PROG TYPE	97	NACA (4-03)
PROG TYPE	98	Serviced Bond Programs (4-03)
PROG TYPE	99	Home Choice (4-03)
PROG TYPE	100	Native American Mortgage Program (8-04)
PROG TYPE	101	Fannie 97 Plus (8-04)
PROG TYPE	102	Piggy Back Second (8-04)
PROG TYPE	103	CITIMORTGAGE 97 (3-00)
PROG TYPE	104	Broker Program in CFI - (will be 62 or 63 on DLS)
PROG TYPE	113	PBG loans processed in St. Louis
PROG TYPE	114	PBG MAP loans - (corporate guarantee)
PROG TYPE	115	Farmington Hills loans designated for sale to private investors - 1-31-01
PROG TYPE	116	NACA loan program (the billing mechanism piece of the loan) - (3-1-01) - (2nd mortgage)
PROG TYPE	117	CitiFinancial Tampa Subprime loan (9-01) - R
PROG TYPE	118	Expanded Approval Loan (10-01)
PROG TYPE	119	Consumer Finance Home Equity -Correspondent (1-02)-R
PROG TYPE	120	Purchased Alt-A servicing (2-02) - R
PROG TYPE	121	California State University non CRA loans (5-02)
PROG TYPE	122	Flex 100 (6-02)
PROG TYPE	123	Freddie Mac’s Alt 97 program (6-02)
PROG TYPE	124	Choice-3 loans FNMC (1-03)
PROG TYPE	125	Piggyback loans (1-03)
PROG TYPE	126	Calpers Mortgage loans (1-03) - R
PROG TYPE	127	Expanded Approval/Flex w/ Subordinate Financing
PROG TYPE	128	Calpers personal loan (2-03)
PROG TYPE	129	Texas Home Equity loan acquisition (8-03) - R
PROG TYPE	130	Texas 50(a)(6) loan with cash out (10-03)
PROG TYPE	131	Non-Resident Alien Program (3-04)
PROG TYPE	132	Full Doc Alt A (3-04)
PROG TYPE	133	DU Full Doc Alt A (3-04)
PROG TYPE	134	LP Full Doc Alt A (3-04)
PROG TYPE	135	Stated Income Alt A (3-04)
PROG TYPE	136	No Ratio Alt A (3-04)
PROG TYPE	137	NINA Alt A (3-04)
PROG TYPE	138	Habitat for Humanity - acquired servicing (4-04)- R
PROG TYPE	139	2nd Mortgage w/ CMI 1st Mortgage (7-04)
PROG TYPE	140	2nd Mortgage Stand Alone (7-04)
PROG TYPE	141	Alt-A Conforming NINA (8-04)
PROG TYPE	142	Alt-A Conforming NIVA (8-04)
PROG TYPE	143	Freddie A-Minus (8-04)
PROG TYPE	144	Alt-A Conforming SIVA (9-04)
PROG TYPE	145	Alt-A Conforming SIVA with DU (9-04)
PROG TYPE	146	SB Select Client Program (10-04)
PROG TYPE	147	Alt-A SISA (stated income/stated assets) (2-04)
PROG TYPE	148	Alt-A VISA (verified income/stated assets)(2-04)
PROG TYPE	200	Lease-Purchase (8-04)
PROG TYPE	201	Mortgage Revenue Bonds (8-04)
PROG TYPE	202	Transactional (8-04)
PROG TYPE	203	My Community Mortgage 100 Plus (8-04)
PROG TYPE	204	My Community Mortgage 97 (8-04)
PROG TYPE	205	MCM: 2 family (8-04)
PROG TYPE	206	MCM: 3-4 Family (8-04)
PROG TYPE	207-250	Reserved for Community Lending Programs (CRA)
PROG TYPE	900-998	Reserved for Commercial Loans

PROPERTY	10	FEE SIMPLE SINGLE FAMILY
PROPERTY	11	FEE SIMPLE TOWNHOUSE
PROPERTY	12	FEE SIMPLE ZERO LOT LINE
PROPERTY	14	FEE SIMPLE 2 FAMILY
PROPERTY	15	PLANNED UNIT DEVELOPMENT
PROPERTY	16	FEE SIMPLE 3 FAMILY
PROPERTY	18	FEE SIMPLE 4 FAMILY
PROPERTY	19	FEE SIMPLE 5 OR MORE FAMILY
PROPERTY	21	CONDO HI-RISE (OVER 4 STORIES)
PROPERTY	22	CONDO MID-RISE (2-4 STORIES)
PROPERTY	23	CONDO TOWNHOUSE/LOW RISE- 1 - 4 STORIES
PROPERTY	24	SITE CONDO LOW RISE
PROPERTY	25	CONDOTEL
PROPERTY	27	NON-WARRANTABLE CONDO
PROPERTY	28	NON-WARRANTABLE CONDO HIGHRISE
PROPERTY	31	CONDO COVERSION HIGHRISE/ OVER 4 STORIES
PROPERTY	32	CONDO CONVERSION/MID-RISE
PROPERTY	33	CONDO CONVERSION TOWNHOUSE/1-4 STORIES
PROPERTY	36	CO-OP PROPERTY SALEABLE SHELF/NONCONFORMING
PROPERTY	37	DEMINIMIS PUD
PROPERTY	38	CO-OP PROPERTY SALEABLE AGENCY/CONFORMING
PROPERTY	40	LEASEHOLD ESTATES - DETACHED SINGLE FAMILY
PROPERTY	41	LEASEHOLD ESTATES - ATTACHED SINGLE FAMILY
PROPERTY	42	LEASEHOLD ESTATES - 2 FAMILY
PROPERTY	43	LEASEHOLD ESTATES - 3 FAMILY
PROPERTY	44	LEASEHOLD ESTATES - 4 FAMILY
PROPERTY	45	LEASEHOLD ESTATES-LOW/MID RISE CONDO (1-4 STR)
PROPERTY	46	LEASEHOLD ESTATE CONDO HI-RISE(OVER 4 STORIES)
PROPERTY	47	LEASEHOLD ESTATE 5 OR MORE FAMILY
PROPERTY	48	LEASEHOLD ESTATE CONDO CONVERSION LOWRISE (1-4 STORY)
PROPERTY	49	LEASEHOLD ESTATE CONDO CONV. HIGHRISE (OVER 4 STORIES)
PROPERTY	50	FEE SIMPLE PUD WITH DETACHED SINGLE FAMILY
PROPERTY	51	FEE SIMPLE PUD WITH ATTACHED (SINGLE FAMILY)
PROPERTY	52	LEASEHOLD ESTATE PUD WITH DETACHED SINGLE FAMILY
PROPERTY	53	LEASEHOLD ESTATE PUD WITH ATTACHED SINGLE FAMILY
PROPERTY	55	DEMINIMUS PUD WITH DETACHED HOUSE
PROPERTY	56	DEMINIMUS PUD WITH ATTACHED HOUSE (TOWNHOUSE)
PROPERTY	57	FEE SIMPLE PUD WITH ATTACHED 2 FAMILY
PROPERTY	60	VACANT LAND (MAINE ONLY)
PROPERTY	90	MANUFACTURED HOUSING
PROPERTY	900	APARTMENT - 5 OR MORE UNITS - COMMERCIAL
PROPERTY	905	COOP PROJECT - COMMERCIAL
PROPERTY	910	CONDOMINIUM PROJECT - COMMERCIAL
PROPERTY	911	MOBILE HOME PARK - COMMERCIAL
PROPERTY	915	HOTEL - COMMERCIAL
PROPERTY	920	MOTEL - COMMERCIAL
PROPERTY	925	OFFICE BUILDING - COMMERCIAL
PROPERTY	930	WAREHOUSE - COMMERCIAL
PROPERTY	935	INDUSTRIAL FACILITY - COMMERCIAL
PROPERTY	940	SHOPPING CENTER / MALL - COMMERCIAL
PROPERTY	945	LAND (UNDEVELOPED) - COMMERCIAL
PROPERTY	950	LAND DEVELOPMENT - PUD DEVELOPMENT - COMMERCIAL
PROPERTY	951	RESIDENTIAL INVESTMENT (SINGLE FAMILY) -COMMERCIAL
PROPERTY	952	COMMERCIAL RESIDENTIAL INVESTMENT COOP
PROPERTY	953	COMMERCIAL RESIDENTIAL INVESTMENT CONDO
PROPERTY	955	FARM - COMMERCIAL
PROPERTY	960	RETAIL (SINGLE PURPOSE) - COMMERCIAL
PROPERTY	965	RELIGIOUS FACILITY - COMMERCIAL
PROPERTY	970	RECREATIONAL / HEALTH FACILITY - COMMERCIAL
PROPERTY	975	HOSPITAL / NURSING FACILITY - COMMERCIAL
PROPERTY	980	RESTAURANT
PROPERTY	985	INSTITUTION - COLLEGE / PRIVATE SCHOOL -COMMERCIAL
PROPERTY	990	MIXED USE - BUSINESS & APARTMENT - COMMERCIAL
PROPERTY	995	OTHER - COMMERCIAL

PURP	P	PURCHASE
PURP	E	REFINANCE CASH-OUT
PURP	N	REFINANCE NO CASH OUT

DELQ HIST	SHOWS LAST 12 MONTHS OF ACTIVITY AVAILABLE ON PAYMENT HISTORY
EXAMPLE	XXXXXXXXXX00	FOR TAPE WITH FILE DATE 2/09/05, JAN AND FEB PAYMENT MADE ON TIME
	0	PAYMENT MADE ON TIME
	1	PAYMENT 30 DAYS LATE
	2	PAYMENT 60 DAYS LATE
	3	PAYMENT 90 DAYS LATE
	X	PAYMENT NOT DUE YET

Doc Code	Doc Code	DESCRIPTION	APPRAISAL TYPE	VOA? (Y/N)	# bank or brokerage stmts	VOE? (W/V/N) W=written, V=Verbal	VOI? (Y/N)	Stated Income Program (Y/N)	No Income Program (Y/N)	# paystubs	# W2's (A)=1W2 if 2yrs on job, 2W2s if not	# years tax returns (self -employed)	VOB? (Verfication of Business) (Y/N)	Doc Grouping
Doc Code	1	ABIP	1004 or int/ext 2055	Y	3	V	N	Y	N	0	0	0	Y	STATED W/ASSET
Doc Code	2	CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	3	CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	4	CORP-RELO	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	N/A	STATED NO ASSET
Doc Code	5	DU-CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	5	DU-CQ-purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	6	DU-CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	6	DU-CQ-refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	7	EMP-STATED-Purch	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	8	EMP-STATED-Refi	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	9	EMP-STATED-Relo	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	N/A	STATED NO ASSET
Doc Code	10	FN2FN	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	11	FN-ENHANCED-Purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1 or 2(A)	2	Y	FULL
Doc Code	12	FN-ENHANCED-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1 or 2(A)	2	Y	ALT REFI
Doc Code	13	FULL	1004 or int/ext 2055	Y	1	W	Y	N	N	1	1	2	Y	FULL
Doc Code	15	SIVA BULK	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	0	Y	STATED W/ASSET
Doc Code	16	OFF-US	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	16	OFF-US	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	17	ON-US	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	17	ON-US	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	18	SB-STATED-Purch	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	19	SB-STATED-Refi	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	20	SOS-OFF	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	STREAMLINE REFI
Doc Code	21	SOS-ON	No new appraisal	N	0	N	N	Y	N	0	0	0	N	STREAMLINE REFI
Doc Code	22	STNRD-EMP-Relo	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	N/A	FULL
Doc Code	23	STNRD-Purch	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	Y	FULL
Doc Code	24	STNRD-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1 or 2(A)	2	Y	ALT REFI
Doc Code	25	STNRD-Relo	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2 (A)	2	N/A	FULL
Doc Code	26	STRM-FH-SAL	UNKNOWN	N	0	N	Y	N	N	1	1	1	?	STREAMLINE REFI
Doc Code	27	STRM-FH-SELF	UNKNOWN	N	0	N	Y	N	N	1	1	1	?	STREAMLINE REFI
Doc Code	28	SUPER-TIME	1004 or int/ext 2055	Y	2	V	Y	N	N	1	1 or 2	2	Y	FULL
Doc Code	29	XP	1004 or int/ext 2055	N	0	V	N	Y	N	0	0	0	Y	STATED NO ASSET
Doc Code	30	LP-CQ-Purch	1004 or int/ext 2055	Y	1	V	Y	N	N	1	1	1	Y	FULL
Doc Code	31	LP-CQ-Refi	1004 or int/ext 2055	N	0	V	Y	N	N	1	1	1	Y	ALT REFI
Doc Code	32	DU-conf	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	Per DU Findings	DU/LP
Doc Code	33	LP-conf	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	Per LP Findings	DU/LP
Doc Code	34	ALT-A STANDARD	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	35	ALT-A DU	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	36	ALT-A LP	Full Interior/Exterior	Y	2	V	Y	N	N	1	2	2	Y	ALT-A FULL/ALT
Doc Code	37	ALT-A SIVA SALARIED	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	n/a	n/a	ALT-A SIVA
Doc Code	38	ALT-A SIVA SELF EMPLOYED	Full Interior/Exterior	Y	2	V	N	Y	N	0	0	0	Y	ALT-A SIVA
Doc Code	39	ALT-A NO RATIO SALARIED	Full Interior/Exterior	Y	2	V	N	N	Y	0	0	n/a	n/a	ALT-A NO RATIO
Doc Code	40	ALT-A NO RATIO SELF EMPLOYED	Full Interior/Exterior	Y	2	V	N	N	Y	0	0	0	Y	ALT-A NO RATIO
Doc Code	41	ALT-A NINA SALARIED	Full Interior/Exterior	N	0	N	N	N	Y	0	0	n/a	n/a	ALT-A NINA
Doc Code	42	ALT-A NINA SELF EMPLOYED	Full Interior/Exterior	N	0	N	N	N	Y	0	0	0	Y	ALT-A NINA
Doc Code	43	FN-ENHANCED-INVESTMENT	Full or APV	Y	3	V	Y	N	N	1	2	2	Y	FULL